UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21038

MLIG Variable Insurance Trust
(Exact name of registrant as specified in charter)

1700 Merrill Lynch Drive, Pennington, NJ		08534
(Address of principal executive offices)		(Zip code)

Lori M. Salvo 1700 Merrill Lynch Drive Pennington, NJ 08534
(Name and address of agent for service)

Registrant’s telephone number, including area code:	609-274-5392

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2008 to June 30, 2008

Item 1. Reports To Stockholders.

The following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

MLIG Variable
Insurance Trust

Roszel/Lord Abbett Large Cap Value Portfolio

Roszel/Davis Large Cap Value Portfolio

Roszel/BlackRock Relative Value Portfolio

Roszel/Fayez Sarofim Large Cap Core Portfolio

Roszel/AllianceBernstein Large Cap Core Portfolio

Roszel/Loomis Sayles Large Cap Growth Portfolio

Roszel/Rittenhouse Large Cap Growth Portfolio

Roszel/Marsico Large Cap Growth Portfolio

Roszel/Allianz NFJ Mid Cap Value Portfolio

Roszel/Cadence Mid Cap Growth Portfolio

Roszel/NWQ Small Cap Value Portfolio

Roszel/Delaware Small-Mid Cap Growth Portfolio

Roszel/Lazard International Portfolio

Roszel/JPMorgan International Equity Portfolio

Roszel/Lord Abbett Government Securities Portfolio

Roszel/BlackRock Fixed-Income Portfolio

Semi-Annual Report

June 30, 2008

To Our Shareholders:

The first half of 2008 was the most challenging financial market environment that we have experienced since 2002, and prices of financial assets around the globe came under considerable pressure. Mortgage-related losses have impaired the balance sheets and lending ability of financial institutions, which has sparked a credit contraction more severe than in recent decades. At the same time, the global economy has faced a sharp spike in commodity prices, fueled by explosive demand from emerging market economies. In the U.S., the dollar's declining value has worsened the impact of these rising prices. Under the harmful influences of credit contraction and commodity costs, worldwide economic growth has slowed significantly.

The slide in U.S. stock prices, which began in October 2007, continued into 2008. A modest recovery from mid-March to mid-May proved temporary, and stocks ended June near their lows for the year. For the first half of 2008 the S&P 500 lost -11.9%. The two principal influences on economic activity, the credit crunch and commodity prices, also showed their influence on equity returns. In a weak market, financial stocks were the weakest (S&P 500 Financials -30.9%), and the energy and materials sectors were the only S&P sectors with positive returns (S&P 500 Energy +8.1%, Materials +0.2%). Stocks of smaller companies slightly outperformed larger ones, due to the negative impact of large financial companies. The Russell 2000 index (the 2000 smallest companies in the Russell 3000 index of U.S. stocks) fell -9.4%, while the Russell Top 200 index (the largest 200) dropped -10.9%. Growth stocks (Russell 3000 Growth index -9.0%) fared somewhat better than value stocks (Russell 3000 Value index -13.3%). In general, the market favored commodity-related stocks or the stocks of defensive companies with more stable earnings.

The story for non-U.S. equity markets was much the same, though on average the losses were not quite as significant. The MSCI EAFE index of developed markets lost -10.6%. Emerging markets, which had generated remarkable rates of return for several years, were not immune to recent problems. The MSCI Emerging Markets index declined -11.6%. Some of the highest growth, highest return markets of recent years were hardest hit, notably China (Shanghai Composite -47.5%) and India (Bombay Sensex -33.3%).

In an attempt to avert severe dislocations in the U.S. banking system and credit markets, the Federal Reserve lowered its target rate for Fed Funds in four quick steps, from 4.25% to 2%, by the end of April. The Fed also put in place a number of special credit facilities to backstop banks, which were under liquidity pressure because of the declining value of sub-prime mortgage holdings. Despite these measures, bond prices remained under pressure from heightened credit concerns and renewed inflation fears (CPI +2.5%). The yield on the 10-year U.S. Treasury bond rose to a 4.3% high, in June, before ending the month at 4.0%, little changed from the beginning of the year. Against this backdrop, investment grade U.S. bonds posted unspectacular returns (ML Domestic Master Bond index +1.3%). Treasury bonds were the strongest fixed income sector (ML Treasury Master +2.2%). Credit spreads widened for every other type of bond, resulting in lower returns or outright losses (ML Mortgage Master +1.9%, ML Corporate Master -0.8%, ML High Yield Master -1.2%). Three-month Treasury Bills returned +1.2%.

The causes of recent market turmoil are still with us. The housing market remains weak; credit conditions remain tight; and economic growth remains soft – classic conditions for a bear market. In this environment, close attention to the risks and potential rewards of individual security holdings will be a critical matter.

To understand the thinking of each Portfolio's sub-adviser, please consult the individual discussions, which follow this letter. Each one reviews the factors that contributed to performance in the first half of 2008.

Roszel Advisors, LLC	MLIG Variable Insurance Trust

John R. Manetta	Deborah J. Adler

President and Chief Investment Officer	President

The views expressed in the "Portfolio Manager's Commentary" for each Portfolio of the Trust are those of the Portfolio's sub-adviser and are not necessarily the opinions of Roszel Advisors, LLC or the sub-adviser of any other Portfolio of the Trust. The views and portfolio holdings are as of June 30, 2008, and may have changed since that date.

In addition to historical information, the Portfolio Manager's Commentary for a Portfolio may include forward looking statements. These statements may discuss the impact of domestic and foreign markets, industry and economic trends and developments, and governmental regulations of the Portfolio and its holdings. Such statements are subject to uncertainty and the impact on a Portfolio may be materially different from what is described herein. The sub-adviser of a Portfolio has no obligation to update or revise these statements.

Investment in a Portfolio of the Trust is subject to investment risk, including loss of principal. For a detailed description of the risks associated with a particular Portfolio, please refer to the prospectus for the Trust.

TABLE OF CONTENTS

Portfolio Expenses, Portfolio Manager's Commentary, Performance Information, Portfolio Summary and Schedule of Investments:

Notes to Performance Information	4

About Your Portfolio's Expenses	5

Roszel/Lord Abbett Large Cap Value Portfolio	7

Roszel/Davis Large Cap Value Portfolio	11

Roszel/BlackRock Relative Value Portfolio	15

Roszel/Fayez Sarofim Large Cap Core Portfolio	19

Roszel/AllianceBernstein Large Cap Core Portfolio	23

Roszel/Loomis Sayles Large Cap Growth Portfolio	28

Roszel/Rittenhouse Large Cap Growth Portfolio	33

Roszel/Marsico Large Cap Growth Portfolio	37

Roszel/Allianz NFJ Mid Cap Value Portfolio	41

Roszel/Cadence Mid Cap Growth Portfolio	45

Roszel/NWQ Small Cap Value Portfolio	49

Roszel/Delaware Small-Mid Cap Growth Portfolio	53

Roszel/Lazard International Portfolio	57

Roszel/JPMorgan International Equity Portfolio	60

Roszel/Lord Abbett Government Securities Portfolio	64

Roszel/BlackRock Fixed-Income Portfolio	67

Statements of Assets and Liabilities	74

Statements of Operations	78

Statements of Changes in Net Assets	82

Financial Highlights	90

Notes to Financial Statements	99

Approval of Investment Advisory Contracts	108

MLIG Variable Insurance Trust
Notes to Performance Information

Performance information for each Portfolio of the MLIG Variable Insurance Trust, as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and not available for direct investment. Total returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

Description of Securities Indexes

Merrill Lynch U.S. Domestic Master Bond Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

Merrill Lynch U.S. Government Master Bond Index measures the performance of U.S. government and government agency bonds.

Morgan Stanley Capital International Inc. ("MSCI") EAFE Index is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2500 Growth Index measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth rates.

Russell Midcap Growth Index measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

MLIG Variable Insurance Trust
About Your Portfolio's Expenses (Unaudited)

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners ("contract investment options"). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2008 and held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges ("contract fees and charges"). If contract fees and charges were included, the costs shown would be higher.

Based on Actual Portfolio Return

The section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period.

Fund	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During Period* 1/1/08 - 6/30/08	Annualized Six-Month Expense Ratio
Roszel/Lord Abbett Large Cap Value Portfolio	$1,000	$870.00	$5.11	1.10%
Roszel/Davis Large Cap Value Portfolio	1,000	910.00	5.22	1.10
Roszel/BlackRock Relative Value Portfolio	1,000	801.40	4.93	1.10
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,000	926.60	5.27	1.10
Roszel/AllianceBernstein Large Cap Core Portfolio	1,000	837.40	5.03	1.10
Roszel/Loomis Sayles Large Cap Growth Portfolio	1,000	844.40	5.00	1.09
Roszel/Rittenhouse Large Cap Growth Portfolio	1,000	910.20	5.22	1.10
Roszel/Marsico Large Cap Growth Portfolio	1,000	873.10	5.12	1.10
Roszel/Allianz NFJ Mid Cap Value Portfolio	1,000	917.10	5.24	1.10
Roszel/Cadence Mid Cap Growth Portfolio	1,000	939.90	5.31	1.10
Roszel/NWQ Small Cap Value Portfolio	1,000	897.00	5.42	1.15
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,000	886.60	5.39	1.15
Roszel/Lazard International Portfolio	1,000	893.70	5.41	1.15
Roszel/JPMorgan International Equity Portfolio	1,000	901.70	5.44	1.15
Roszel/Lord Abbett Government Securities Portfolio	1,000	1,010.90	4.75	0.95
Roszel/BlackRock Fixed-Income Portfolio	1,000	1,007.90	4.74	0.95

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

MLIG Variable Insurance Trust
About Your Portfolio's Expenses (Unaudited) (concluded)

Based on Hypothetical Return

The section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in shares of the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

Fund	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During Period* 1/1/08 - 6/30/08	Annualized Six-Month Expense Ratio
Roszel/Lord Abbett Large Cap Value Portfolio	$1,000	$1,019.39	$5.52	1.10%
Roszel/Davis Large Cap Value Portfolio	1,000	1,019.39	5.52	1.10
Roszel/BlackRock Relative Value Portfolio	1,000	1,019.39	5.52	1.10
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,000	1,019.39	5.52	1.10
Roszel/AllianceBernstein Large Cap Core Portfolio	1,000	1,019.39	5.52	1.10
Roszel/Loomis Sayles Large Cap Growth Portfolio	1,000	1,019.44	5.47	1.09
Roszel/Rittenhouse Large Cap Growth Portfolio	1,000	1,019.39	5.52	1.10
Roszel/Marsico Large Cap Growth Portfolio	1,000	1,019.39	5.52	1.10
Roszel/Allianz NFJ Mid Cap Value Portfolio	1,000	1,019.39	5.52	1.10
Roszel/Cadence Mid Cap Growth Portfolio	1,000	1,019.39	5.52	1.10
Roszel/NWQ Small Cap Value Portfolio	1,000	1,019.14	5.77	1.15
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,000	1,019.14	5.77	1.15
Roszel/Lazard International Portfolio	1,000	1,019.14	5.77	1.15
Roszel/JPMorgan International Equity Portfolio	1,000	1,019.14	5.77	1.15
Roszel/Lord Abbett Government Securities Portfolio	1,000	1,020.14	4.77	0.95
Roszel/BlackRock Fixed-Income Portfolio	1,000	1,020.14	4.77	0.95

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

Under the weight of sluggish economic activity, falling home prices, rising inflation expectations and joblessness, and mounting sub-prime credit losses, equities struggled in the first half of 2008. Paced by a sell-off in the financial sector, the S&P 500 Index began the year by tumbling nearly 13 percent (on a total return basis) in the first 10 weeks of trading. Ultimately, the Federal Reserve Board (the Fed) made an emergency decision to provide financing for JP Morgan's acquisition of Bear Stearns to help stem the systemic spread of jitters that pervaded the market. The unusual move by the Fed restored confidence in the financial system and prompted a short-lived market rally that nearly returned the market to positive territory for the year. Unfortunately, the positive headway lost steam as the price of crude oil broke convincingly above $120 per barrel. For the six months ended June 30, 2008, stocks as measured by the S&P 500 Index ended down approximately 12 percent (on a total return basis).

Although the pace of economic activity improved modestly in the first half of 2008 after expanding just 0.8 percent in the fourth quarter of 2007, the rate of expansion remained below the economy's potential, thereby causing the unemployment rate to rise. The slack created in the labor market, combined with declining home values and a near 40 percent surge in crude oil prices, roiled consumer confidence. Despite the apparent setback to household finances, a well-timed fiscal stimulus package that featured approximately $110 billion worth of tax rebate checks kept consumers spending and the economy, seemingly, out of a recession. The outlook for the economy, however, became increasingly muddled as the price of crude oil soared, threatening to upend household finances when the stimulus from the rebate checks fades away. It was this uncertainty that led the equity market lower in May and June 2008.

The losses in the equity market were broad: every major style of equity investing (except the mid-cap growth style) declined during the period. Even the sectors considered to be defensive (e.g., health care and consumer staples) failed to find much support. In fact, the only sectors to make positive headway were the energy and materials sectors, which benefited from a broad-based rise in commodity prices. Meanwhile, the growth style of investing outperformed the value style, and shares of small and medium capitalized companies outperformed those of their larger peers. As the six months ended June 30, 2008 came to a close, these trends remained intact.

Factors Affecting Portfolio Performance

The Portfolio outperformed for the six months ended June 30, 2008, compared with its benchmark, the Russell 1000 Value Index.

An overweight position within the top performing other energy sector contributed most to relative returns for the period. Several Portfolio holdings in the oil well equipment industry produced strong results. The solid performance in other energy was offset by an underweight position within the integrated oils sector. Underweight positions in both domestic and international oil producers contributed to the performance shortfall, as energy companies benefited from rising crude oil prices which continued to set new highs at more than $140 per barrel.

Another strong contributor to relative performance was the financial services sector, where the Portfolio benefited from both good stock selection and a material underweight within the worst performing sector of the market. Notably, the Portfolio avoided downside exposure by underweighting the multi-line insurance industry. Favorable stock selection was due to a sizable position in insurance broker, Aon, which reported better than expected quarterly earnings and recouped nearly all its first quarter decline. Steady organic revenue growth in the Risk & Insurance Brokerage segment and strong margin expansion, especially within the Consulting segment, generated the solid results. Also within the sector, Western Union reported solid first quarter earnings and revenue, reported gains that exceeded analysts' expectations and raised its earnings per share guidance for the next several years.

Detracting from relative performance was stock selection within the auto & transportation sector, as Delta Air Lines continued to suffer from rising fuel prices and declining traffic trends. Also, an underweight exposure within the utilities sector, in particular the electric utilities industry, hurt performance, as the sector held up relatively well in the down market environment.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord, Abbett & Co. LLC.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Lord Abbett Large Cap Value Portfolio	(13.00)%	(14.84)%	7.86%	8.07%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell 1000 Value Index	(13.57)%	(18.78)%	8.92%	7.20%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
JPMorgan Chase & Co.	3.8%
Bank of New York Mellon Corp. (The)	3.7
General Electric Co.	3.1
Wells Fargo & Co.	3.0
Exxon Mobil Corp.	2.9
Fannie Mae	2.8
Wal-Mart Stores, Inc.	2.6
Schlumberger Ltd.	2.6
Abbott Laboratories	2.5
AON Corp.	2.3
Total	29.3%

Holdings by Sector	Percentage of Net Assets
Financials	24.6%
Energy	15.9
Consumer Staples	14.0
Industrials	12.5
Health Care	9.9
Information Technology	8.5
Materials	6.5
Telecommunications Services	2.0
Utilities	1.8
Consumer Discretionary	1.8
Other#	2.5
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—97.5%
Consumer Discretionary—1.8%
Internet & Catalog Retail—1.5%
IAC/InterActiveCorp. *	4,204	$81,053
Specialty Retail—0.3%
J. Crew Group, Inc. *	413	13,633
Total Consumer Discretionary		94,686
Consumer Staples—14.0%
Beverages—2.9%
Coca-Cola Co. (The)	933	48,497
Coca-Cola Enterprises, Inc.	5,996	103,731
		152,228
Food & Staples Retailing—6.3%
CVS Caremark Corp.	1,360	53,815
Kroger Co. (The)	3,858	111,380
SUPERVALU, Inc.	841	25,979
Wal-Mart Stores, Inc.	2,444	137,353
		328,527
Food Products—4.8%
Archer-Daniels-Midland Co.	2,551	86,096
Campbell Soup Co.	1,780	59,559
Kraft Foods, Inc.	3,550	100,998
		246,653
Total Consumer Staples		727,408
Energy—15.9%
Energy Equipment & Services—3.6%
Halliburton Co.	1,010	53,601
Schlumberger Ltd.	1,247	133,965
		187,566
Oil, Gas & Consumable Fuels—12.3%
Chevron Corp.	848	84,062
Devon Energy Corp.	607	72,937
El Paso Corp.	4,892	106,352
EOG Resources, Inc.	483	63,370
Exxon Mobil Corp.	1,707	150,438
Hess Corp.	361	45,555
Peabody Energy Corp.	688	60,578
XTO Energy, Inc.	848	58,097
		641,389
Total Energy		828,955
Financials—24.6%
Capital Markets—4.2%
Bank Of New York Mellon Corp. (The)	5,080	192,176
Charles Schwab Corp. (The)	1,240	25,470
		217,646
Commercial Banks—8.0%
BB&T Corp.	3,827	87,141
PNC Financial Services Group, Inc.	1,746	99,696
SunTrust Banks, Inc.	700	25,354
U.S. Bancorp	1,793	50,007
Wells Fargo & Co.	6,595	156,631
		418,829

	Shares	Value
Consumer Finance—1.0%
Capital One Financial Corp.	1,364	$51,846
Diversified Financial Services—5.7%
Bank of America Corp.	2,331	55,641
Citigroup, Inc.	1,215	20,363
JPMorgan Chase & Co.	5,764	197,763
Moody's Corp.	660	22,731
		296,498
Insurance—2.3%
AON Corp.	2,621	120,409
Real Estate Investment Trusts (REITs)—0.6%
Annaly Capital Management, Inc. REIT	2,108	32,695
Thrifts & Mortgage Finance—2.8%
Fannie Mae	7,407	144,510
Total Financials		1,282,433
Health Care—9.9%
Biotechnology—0.9%
Amgen, Inc. *	1,039	48,999
Health Care Equipment & Supplies—2.6%
Boston Scientific Corp. *	7,343	90,246
Covidien Ltd.	915	43,819
		134,065
Pharmaceuticals—6.4%
Abbott Laboratories	2,468	130,730
Teva Pharmaceutical Industries Ltd., ADR	2,425	111,065
Wyeth	1,943	93,186
		334,981
Total Health Care		518,045
Industrials—12.5%
Air Freight & Logistics—1.5%
United Parcel Service, Inc. (Class B)	1,242	76,346
Airlines—0.2%
Delta Air Lines, Inc. *	2,221	12,660
Commercial Services & Supplies—1.3%
Waste Management, Inc.	1,777	67,011
Electrical Equipment—2.1%
Emerson Electric Co.	2,223	109,927
Industrial Conglomerates—3.1%
General Electric Co.	5,985	159,740
Machinery—3.2%
Caterpillar, Inc.	700	51,674
Eaton Corp.	1,355	115,134
		166,808

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Road & Rail—1.1%
Hertz Global Holdings, Inc. *	6,126	$58,809
Total Industrials		651,301
Information Technology—8.5%
Communications Equipment—1.9%
Corning, Inc.	1,427	32,893
Qualcomm, Inc.	1,471	65,268
		98,161
Computers & Peripherals—2.1%
Hewlett-Packard Co.	1,462	64,635
Sun Microsystems, Inc. *	4,222	45,935
		110,570
IT Services—0.7%
Western Union Co. (The)	1,475	36,462
Software—3.8%
Microsoft Corp.	3,343	91,966
Oracle Corp. *	5,089	106,869
		198,835
Total Information Technology		444,028
Materials—6.5%
Chemicals—3.3%
Monsanto Co.	675	85,347
Praxair, Inc.	921	86,795
		172,142
Metals & Mining—3.2%
Barrick Gold Corp.	2,035	92,593
Freeport-McMoRan Copper & Gold, Inc.	623	73,009
		165,602
Total Materials		337,744
Telecommunication Services—2.0%
Diversified Telecommunication Services—2.0%
AT&T, Inc.	3,167	106,696
Utilities—1.8%
Electric Utilities—0.8%
Progress Energy, Inc.	1,058	44,256
Multi-Utilities—1.0%
PG&E Corp.	1,275	50,605
Total Utilities		94,861
Total Common Stocks (Cost—$5,243,599)		5,086,157

	Principal Amount	Value
Short-Term Securities—2.8%
Repurchase Agreement **—2.8%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $145,239 (Cost—$145,230)	$145,230	$145,230
Total Investments—100.3% (Cost—$5,388,829)		5,231,387
Liabilities in Excess of Other Assets—(0.3)%		(16,814)
Net Assets—100.0%		$5,214,573

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

The energy sector of the S&P 500 Index turned in the strongest performance over the six-month period. The financial, telecommunication service and industrial sectors of the S&P 500 Index turned in the weakest performance over the six-month period.

Factors Affecting Portfolio Performance

For the six months ended June 30, 2008, the Portfolio decreased by 9.0% compared to its benchmark, the Russell 1000 Value Index, which decreased by 13.6%. Energy companies were the most important contributors to the Portfolio's performance over the six-month period. The Portfolio's energy companies out-performed the corresponding sector within the Russell 1000 Value Index (up 23% versus up 8% for the Index) and the Portfolio also benefited from a higher relative weighting in this sector (20% versus 17% for the Index). ConocoPhillips, Occidental Petroleum, Devon Energy, EOG Resources, Canadian Natural Resources, and Transocean were among the top contributors to performance.

The Portfolio's sub-adviser has identified a number of investment opportunities in foreign companies. The Portfolio ended the period with approximately 5% of its assets invested in foreign companies. As a group, the foreign companies owned by the Portfolio out-performed the Russell 1000 Value Index over the period.

The Portfolio's financial companies out-performed the corresponding sector within the Russell 1000 Value Index (down 23% versus down 29% for the Index), but were still the largest detractors from performance. A higher relative average weighting in this sector (34% versus 28% for the Index) detracted from both absolute and relative performance. American International Group, Wachovia, American Express, Berkshire Hathaway, JPMorgan Chase, and Wells Fargo were among the top detractors from performance.

The weak performance of the Portfolio's material companies (down 19% versus flat for the Index) and health care companies (down 25% versus down 11% for the Index) detracted from both absolute and relative performance. UnitedHealth Group, a health care company, was among the top detractors from performance.

The Portfolio's long-term focus usually results in low portfolio turnover. The Portfolio does not overreact to past short-term performance from individual holdings on either the upside or the downside. The Portfolio's focus is deliberately on the future, considering each company's long-term business fundamentals.

Consistent with the low-turnover strategy, only two companies dropped out of the Portfolio's top 10 holdings, American International Group and Microsoft. Both companies remain among the Portfolio's top 15 holdings. Two new additions to the Portfolio's top 10 holdings were EOG Resources and Comcast. Both companies were top 15 holdings at the beginning of the year.

The preceding commentary was prepared by the Portfolio's sub-adviser, Davis Selected Advisers L.P.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Davis Large Cap Value Portfolio	(9.00)%	(11.32)%	8.80%	6.42%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell 1000 Value Index	(13.57)%	(18.78)%	8.92%	7.20%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Costco Wholesale Corp.	6.2%
ConocoPhillips	5.9
Occidental Petroleum Corp.	5.1
Devon Energy Corp.	5.0
Berkshire Hathaway, Inc., (Class B)	4.8
American Express Co.	4.2
JPMorgan Chase & Co.	4.0
EOG Resources, Inc.	3.9
Philip Morris International, Inc.	3.5
Comcast Corp. (Class A Non-Voting)	3.3
Total	45.9%

Holdings by Sector	Percentage of Net Assets
Financials	29.3%
Energy	24.3
Consumer Staples	16.4
Consumer Discretionary	8.8
Information Technology	8.1
Health Care	3.0
Materials	2.4
Industrials	1.4
Telecommunication Services	0.8
Other#	5.5
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other Assets.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—94.5%
Consumer Discretionary—8.8%
Automobiles—1.4%
Harley-Davidson, Inc.	720	$26,107
Diversified Consumer Services—1.4%
H&R Block, Inc.	1,190	25,466
Media—5.5%
Comcast Corp. (Class A Non-Voting)	3,210	60,220
Grupo Televisa SA ADR	360	8,503
News Corp. (Class A)	2,130	32,035
		100,758
Specialty Retail—0.5%
Bed Bath & Beyond, Inc. *	315	8,852
Total Consumer Discretionary		161,183
Consumer Staples—16.4%
Beverages—1.7%
Diageo PLC, ADR	410	30,287
Food & Staples Retailing—8.3%
Costco Wholesale Corp.	1,620	113,627
CVS Caremark Corp.	985	38,976
		152,603
Household Products—1.4%
Procter & Gamble Co.	420	25,540
Tobacco—5.0%
Altria Group, Inc.	1,310	26,934
Philip Morris International, Inc.	1,310	64,701
		91,635
Total Consumer Staples		300,065
Energy—24.3%
Energy Equipment & Services—1.6%
Transocean, Inc. *	194	29,563
Oil, Gas & Consumable Fuels—22.7%
Canadian Natural Resources Ltd.	480	48,120
ConocoPhillips	1,150	108,549
Devon Energy Corp.	770	92,523
EOG Resources, Inc.	550	72,160
Occidental Petroleum Corp.	1,050	94,353
		415,705
Total Energy		445,268
Financials—29.3%
Capital Markets—2.5%
Ameriprise Financial, Inc.	370	15,048
Bank of New York Mellon Corp. (The)	790	29,886
		44,934
Commercial Banks—2.3%
Wachovia Corp.	323	5,016
Wells Fargo & Co.	1,600	38,000
		43,016

	Shares	Value
Consumer Finance—4.2%
American Express Co.	2,020	$76,093
Diversified Financial Services—5.2%
Citigroup, Inc.	510	8,548
JPMorgan Chase & Co.	2,160	74,109
Moody's Corp.	390	13,432
		96,089
Insurance—15.1%
American International Group, Inc.	2,030	53,714
AON Corp.	430	19,754
Berkshire Hathaway, Inc., (Class B) *	22	88,264
Loews Corp.	1,160	54,404
Progressive Corp. (The)	2,140	40,061
Transatlantic Holdings, Inc.	380	21,458
		277,655
Total Financials		537,787
Health Care—3.0%
Health Care Equipment & Supplies—0.6%
Covidien Ltd.	235	11,254
Health Care Providers & Services—2.4%
Cardinal Health, Inc.	380	19,600
Express Scripts, Inc. *	150	9,408
UnitedHealth Group, Inc.	570	14,963
		43,971
Total Health Care		55,225
Industrials—1.4%
Industrial Conglomerates—1.4%
General Electric Co.	600	16,014
Tyco International Ltd.	235	9,409
		25,423
Total Industrials		25,423
Information Technology—8.1%
Computers & Peripherals—1.4%
Dell, Inc. *	730	15,972
Hewlett-Packard Co.	220	9,726
		25,698
Electronic Equipment & Instruments—1.2%
Agilent Technologies, Inc. *	310	11,017
Tyco Electronics Ltd.	285	10,209
		21,226
IT Services—1.6%
Iron Mountain, Inc. *	1,085	28,807
Semiconductors & Semiconductor Equipment—1.2%
Texas Instruments, Inc.	810	22,810
Software—2.7%
Microsoft Corp.	1,820	50,068
Total Information Technology		148,609

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Materials—2.4%
Construction Materials—0.7%
Vulcan Materials Co.	210	$12,554
Containers & Packaging—1.7%
Sealed Air Corp.	1,670	31,747
Total Materials		44,301
Telecommunication Services—0.8%
Wireless Telecommunication Services—0.8%
Sprint Nextel Corp.	1,480	14,060
Total Common Stocks (Cost—$1,735,462)		1,731,921

	Principal Amount	Value
Short-Term Securities—5.5%
Repurchase Agreement **—5.5%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $101,624 (Cost—$101,618)	$101,618	$101,618
Total Investments—100.0% (Cost $1,837,080)		1,833,539
Liabilities in Excess of Other Assets—(0.0)%		(34)
Net Assets—100.0%		$1,833,505

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Relative Value Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

US equity markets continue to experience high levels of volatility. The first half of 2008 was characterized by a recovery in the U.S. stock market from the March lows which then led to a fairly sharp correction from mid May until the end of the quarter which more than retraced the previous gains. Rising energy and food prices were the primary catalyst for the weakness. The rise led to increasing concern that consumer spending (which still accounts for about two-thirds of GDP in the US) would be progressively squeezed, particularly after the impact of the Federal stimulus program began to wear off later in 2008 and in 2009. Concerns over the financial system also had a negative influence on the stock market due to worries that further write-offs would lead to the need for the additional raising of capital for many financial companies which would serve to dilute the interest of existing shareholders.

Factors Affecting Portfolio Performance

The Portfolio lagged its benchmark for the six months ended June 30, 2008. The financials sector of the Portfolio continued to be the weakest relative sector for the period. Concerns over further markdowns and write-offs were the primary factors in causing further sell offs in Bank of America, Fannie Mae, Wachovia, American International Group, and Lehman Brothers. At current depressed prices, the sentiment seems overly negative and the stocks could enjoy significant rebounds in response to favorable developments. Among these could be evidence that the decline in housing prices is becoming more gradual and government measures making it easier for private equity firms to invest in commercial and investment banks.

The Portfolio also lost some relative ground in the energy sector. Energy was the strongest sector on an absolute basis for the period and our underweighted position did not allow the Portfolio to fully participate in the group's relative strength. However, the surge in crude oil prices to over $140 per barrel did result in strong gains for our oil service stocks, namely Schlumberger and Halliburton. The stocks responded to expectations that the up cycle in drilling and exploration activity could be of unprecedented proportions. Among other commitments, Wal-Mart was a strong relative performer in the consumer staples area. The stock reflected the company's ability to benefit from the tendency of consumers to trade down in response to the pressure on budgets caused by the surge in food and energy prices.

A number of positions were trimmed recently in order to raise funds for new purchases. These commitments included Abbott, UPS, PepsiCo, Wal-Mart, GE, CBS, DuPont, Honeywell, American Express, U.S. Bancorp, and Xerox. We also sold the remaining shares of Baxter in response to a strong relative performance. The commitment in Fairpoint Communications was also liquidated, the shares being received as a spin-off from Verizon. New positions included MetLife, Disney, Pfizer, Best Buy, Dow, and Valero.

We continue to look for a gradual improvement in the U.S. economic environment in coming quarters. A decline in crude oil prices from current levels would mitigate the negative impact that $140 crude and $4.00 per gallon gasoline is having on consumer spending. We believe the Federal stimulus program should favorably impact consumer spending over the next several months with prospects being favorable for further stimulus. We also believe that gradual improvement in credit markets should continue due to the impact of aggressive efforts by the Federal Reserve.

The preceding commentary was prepared by the Portfolio's sub-adviser, BlackRock Investment Management, LLC.

Effective August 1, 2008, the Portfolio's name was changed to Roszel/BlackRock Equity Dividend Portfolio.

MLIG Variable Insurance Trust—
Roszel/BlackRock Relative Value Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/BlackRock Relative Value Portfolio	(19.86)%	(25.99)%	4.84%	4.57%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell 1000 Value Index	(13.57)%	(18.78)%	8.92%	7.20%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Exxon Mobil Corp.	4.8%
Microsoft Corp.	4.4
Intel Corp.	4.3
Wal-Mart Stores, Inc.	4.0
Cisco Systems, Inc.	3.7
Bristol-Myers Squibb Co.	3.6
Chevron Corp.	3.5
Marathon Oil Corp.	3.4
Xerox Corp.	3.3
General Electric Co.	3.1
Total	38.1%

Holdings by Sector	Percentage of Net Assets
Financials	23.2%
Energy	19.0
Information Technology	15.7
Health Care	8.3
Consumer Discretionary	7.5
Industrials	7.2
Consumer Staples	6.6
Materials	3.4
Utilities	3.0
Telecommunications Services	2.7
Other#	3.4
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/BlackRock Relative Value Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—96.6%
Consumer Discretionary—7.5%
Media—3.8%
CBS Corp. (Class B)	4,960	$96,670
Walt Disney Co. (The)	4,650	145,080
		241,750
Specialty Retail—2.3%
Best Buy Co., Inc.	1,725	68,310
Home Depot, Inc.	3,450	80,799
		149,109
Textiles, Apparel & Luxury Goods—1.4%
Hanesbrands, Inc. *	3,320	90,105
Total Consumer Discretionary		480,964
Consumer Staples—6.6%
Beverages—2.6%
PepsiCo, Inc.	2,625	166,924
Food & Staples Retailing—4.0%
Wal-Mart Stores, Inc.	4,515	253,743
Total Consumer Staples		420,667
Energy—19.0%
Energy Equipment & Services—4.4%
Halliburton Co.	1,900	100,833
Schlumberger Ltd.	1,660	178,334
		279,167
Oil, Gas & Consumable Fuels—14.6%
Chevron Corp.	2,290	227,008
ConocoPhillips	1,400	132,146
Exxon Mobil Corp.	3,460	304,930
Marathon Oil Corp.	4,150	215,260
Valero Energy Corp.	1,425	58,681
		938,025
Total Energy		1,217,192
Financials—23.2%
Capital Markets—1.2%
Lehman Brothers Holdings, Inc.	3,785	74,981
Commercial Banks—4.0%
U.S. Bancorp	5,450	152,000
Wachovia Corp.	6,720	104,362
		256,362
Consumer Finance—1.7%
American Express Co.	2,920	109,996
Diversified Financial Services—5.4%
Bank of America Corp.	6,350	151,574
JPMorgan Chase & Co.	5,670	194,538
		346,112
Insurance—8.7%
American International Group, Inc.	5,350	141,561
Hartford Financial Services Group, Inc.	2,580	166,591
MetLife, Inc.	2,425	127,967
Travelers Cos., Inc. (The)	2,850	123,690
		559,809

	Shares	Value
Thrifts & Mortgage Finance—2.2%
Fannie Mae	7,035	$137,253
Total Financials		1,484,513
Health Care—8.3%
Pharmaceuticals—8.3%
Abbott Laboratories	3,155	167,120
Bristol-Myers Squibb Co.	11,350	233,015
Pfizer, Inc.	7,350	128,405
Total Health Care		528,540
Industrials—7.2%
Aerospace & Defense—2.6%
Honeywell International, Inc.	3,360	168,941
Air Freight & Logistics—1.4%
United Parcel Service, Inc. (Class B)	1,450	89,131
Industrial Conglomerates—3.2%
General Electric Co.	7,555	201,643
Total Industrials		459,715
Information Technology—15.7%
Communications Equipment—3.7%
Cisco Systems, Inc. *	10,065	234,112
Office Electronics—3.3%
Xerox Corp.	15,580	211,265
Semiconductors & Semiconductor Equipment—4.3%
Intel Corp.	12,905	277,200
Software—4.4%
Microsoft Corp.	10,275	282,665
Total Information Technology		1,005,242
Materials—3.4%
Chemicals—3.4%
Dow Chemical Co. (The)	1,850	64,584
E.l. Du Pont de Nemours & Co.	3,625	155,476
Total Materials		220,060
Telecommunication Services—2.7%
Diversified Telecommunication Services—2.7%
Verizon Communications, Inc.	4,960	175,584
Utilities—3.0%
Electric Utilities—3.0%
FPL Group, Inc.	2,966	194,510
Total Common Stocks (Cost—$6,770,636)		6,186,987

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Relative Value Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—0.7%
Repurchase Agreement **—0.7%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $43,826 (Cost—$43,823)	$43,823	$43,823
Total Investments—97.3% (Cost—$6,814,459)		6,230,810
Other Assets Less Liabilities—2.7%		176,094
Net Assets—100.0%		$6,406,904

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

The US economy is being strained by mounting inflationary pressures even as it continues to be weighed down by persistent problems in the housing and credit markets. Despite the Federal Reserve's efforts to reinvigorate the economy with seven successive rate cuts totaling 325 basis points, mortgage rates have moved higher, exacerbating housing weakness and perpetuating the related financial crisis. Real GDP growth in the last two quarters has slowed to less than one percent. Such sluggish growth would typically dampen inflation expectations, but the rapid run-up in energy costs and accelerating inflation abroad are pushing inflation expectations higher. The Fed left interest rates unchanged at its June meeting; citing increased upside risks to inflation and inflation expectations.

Even before the latest spike in oil prices, inflation in developing Asia had reached a nine-year high, approximately doubling in the past year. The run-up in food prices has had a more critical influence than oil on trends in many developing economies. Nearly two-thirds of the world's population will suffer double-digit inflation this summer. While higher global inflation does not necessarily dictate higher and more widely embedded inflation in the US, it does put increased pressure on import prices and reinforces higher inflation expectations. Excluding petroleum, US import prices, which had been tracing a multi-year disinflationary trend, rose at a 6.6% rate in May, the fastest pace on record.

Because so much of the inflation anxiety in the US derives from global sources, the process of lowering inflation expectations may prove longer and more costly than in past cycles. It may take several quarters of sub-par domestic growth to restore confidence that prices will stay broadly contained. The protracted work-out required for problems in the housing and credit markets is likely to deliver this outcome. However, the Fed has signaled it is not complacent about inflation risks and will raise rates if necessary despite vulnerabilities in the economy. Near term, uncertainty about both growth and inflation is expected to remain elevated, and equity markets will likely continue to be volatile.

Factors Affecting Portfolio Performance

The S&P 500 ended decidedly lower for the first half of 2008, as equities were buffeted by concerns about credit, weakening growth, and mounting inflation pressures. In a market characterized by broad divergence of sector returns, sector allocation decisions were primarily responsible for limiting the decline of the Portfolio versus the benchmark. The net impact of stock selection also benefited relative results as the relative performance of high quality large caps strengthened, particularly in the final weeks of the period. The overweighted emphasis on energy, the best performing sector, and the underweighted allocation to the financials, the weakest sector, were the primary drivers of the Portfolio's outperformance. Relative results also benefited from our stock focus among health care, industrials and materials issues. Leading issues in the Portfolio for the six months included Weatherford International, Peabody Energy, Halliburton, Fluor, National Oilwell Varco, Fomento Economico Mexicano, Anheuser-Busch, Wal-Mart Stores and Rio Tinto.

We believe that the Portfolio is well positioned for the current challenging environment and is trading at its most attractive absolute and relative valuation level in nearly 15 years. The large cap industry leaders that are the focus of our strategy have the competitive advantages and geographical diversity to gain market share as pricing competition intensifies. We believe these high quality companies can sustain earnings increases despite higher input costs and weak domestic consumer spending trends. The international nature of the Portfolio is worthy of note; 2007 was the first year that the majority of the Portfolio's earnings came from outside the US. The weak US dollar increases our companies' competitiveness and leads to higher earnings growth. High levels of free cash flow and strong balance sheets enable Portfolio companies to maintain capital spending, make productivity improvements, and return excess capital to shareholders despite tight credit conditions. With superior earnings and dividend growth prospects and a significant valuation discount to the overall equity market, we believe the Portfolio is well-positioned.

The preceding commentary was prepared by the Portfolio's sub-adviser, Fayez Sarofim & Co.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Fayez Sarofim Large Cap Core Portfolio	(7.34)%	(4.98)%	6.94%	6.05%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Exxon Mobil Corp.	5.5%
Philip Morris International, Inc.	3.4
ConocoPhillips	3.3
Johnson & Johnson	3.0
General Electric Co.	3.0
Coca-Cola Co. (The)	2.9
Procter & Gamble Co.	2.7
Chevron Corp.	2.6
Walgreen Co.	2.5
Nestle SA, ADR (Registered)	2.3
Total	31.2%

Holdings by Sector	Percentage of Net Assets
Energy	24.1%
Consumer Staples	22.8
Information Technology	10.9
Industrials	10.3
Health Care	9.1
Financials	7.4
Consumer Discretionary	6.3
Materials	4.5
Utilities	2.2
Other#	2.4
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—97.6%
Consumer Discretionary—6.3%
Hotels, Restaurants & Leisure—1.1%
McDonald's Corp.	294	$16,529
Media—2.5%
McGraw-Hill Cos., Inc. (The)	524	21,023
News Corp. (Class A)	1,019	15,325
		36,348
Multiline Retail—1.4%
Target Corp.	434	20,177
Specialty Retail—1.3%
Home Depot, Inc.	600	14,052
Lowe's Cos., Inc.	253	5,250
		19,302
Total Consumer Discretionary		92,356
Consumer Staples—22.8%
Beverages—7.0%
Anheuser-Busch Cos., Inc.	291	18,077
Coca-Cola Co. (The)	815	42,364
Fomento Economico Mexicano SAB de CV, ADR	200	9,102
PepsiCo, Inc.	520	33,067
		102,610
Food & Staples Retailing—4.7%
SYSCO Corp.	359	9,876
Wal-Mart Stores, Inc.	306	17,197
Walgreen Co.	1,146	37,257
Whole Foods Market, Inc.	176	4,169
		68,499
Food Products—2.3%
Nestle SA, ADR (Registered)	299	33,742
Household Products—2.7%
Procter & Gamble Co.	656	39,891
Personal Products—1.0%
Estee Lauder Cos., Inc. (The)	330	15,329
Tobacco—5.1%
Altria Group, Inc.	1,213	24,939
Philip Morris International, Inc.	1,013	50,032
		74,971
Total Consumer Staples		335,042
Energy—24.1%
Energy Equipment & Services—4.6%
Halliburton Co.	377	20,007
National Oilwell Varco, Inc. *	115	10,203
Transocean, Inc. *	133	20,268
Weatherford International Ltd. *	352	17,456
		67,934

	Shares	Value
Oil, Gas & Consumable Fuels—19.5%
BP plc, ADR	188	$13,079
Chevron Corp.	389	38,562
ConocoPhillips	519	48,988
Exxon Mobil Corp.	914	80,551
Occidental Petroleum Corp.	230	20,668
Patriot Coal Corp. *	26	3,985
Peabody Energy Corp.	248	21,836
Royal Dutch Shell plc, ADR	391	31,949
Total SA, ADR	315	26,860
		286,478
Total Energy		354,412
Financials—7.4%
Capital Markets—1.0%
Ameriprise Financial, Inc.	172	6,995
Morgan Stanley	225	8,116
		15,111
Commercial Banks—1.3%
HSBC Holdings plc, ADR	243	18,638
Consumer Finance—1.1%
American Express Co.	450	16,952
Diversified Financial Services—2.8%
Bank of America Corp.	580	13,844
Citigroup, Inc.	608	10,190
JPMorgan Chase & Co.	480	16,469
		40,503
Insurance—1.2%
American International Group, Inc.	216	5,715
Prudential Financial, Inc.	196	11,709
		17,424
Total Financials		108,628
Health Care—9.1%
Health Care Equipment & Supplies—1.6%
Intuitive Surgical, Inc. *	50	13,470
Medtronic, Inc.	189	9,781
		23,251
Pharmaceuticals—7.5%
Abbott Laboratories	509	26,962
Eli Lilly & Co.	241	11,124
Johnson & Johnson	696	44,781
Merck & Co., Inc.	295	11,118
Novo-Nordisk A/S	250	16,500
		110,485
Total Health Care		133,736
Industrials—10.3%
Aerospace & Defense—1.8%
General Dynamics Corp.	100	8,420
United Technologies Corp.	297	18,325
		26,745

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Construction & Engineering—1.3%
Fluor Corp.	100	$18,608
Electrical Equipment—2.4%
ABB Ltd. *	511	14,471
Emerson Electric Co.	424	20,967
		35,438
Industrial Conglomerates—3.8%
General Electric Co.	1,644	43,879
McDermott International, Inc. *	200	12,378
		56,257
Machinery—1.0%
Caterpillar, Inc.	205	15,133
Total Industrials		152,181
Information Technology—10.9%
Communications Equipment—3.0%
Cisco Systems, Inc. *	1,254	29,168
Qualcomm, Inc.	348	15,441
		44,609
Computers & Peripherals—1.3%
Apple, Inc. *	110	18,418
Internet Software & Services—1.1%
Automatic Data Processing, Inc.	396	16,592
Semiconductors & Semiconductor Equipment—3.4%
Intel Corp.	1,370	29,428
Microchip Technology, Inc.	196	5,986
Texas Instruments, Inc.	525	14,784
		50,198
Software—2.1%
Microsoft Corp.	1,117	30,729
Total Information Technology		160,546
Materials—4.5%
Chemicals—1.4%
Praxair, Inc.	210	19,790
Metals & Mining—3.1%
Freeport-McMoRan Copper & Gold, Inc.	150	17,579
Rio Tinto plc, ADR	57	28,215
		45,794
Total Materials		65,584
Utilities—2.2%
Electric Utilities—2.2%
Entergy Corp.	130	15,662
Exelon Corp.	180	16,193
Total Utilities		31,855
Total Common Stocks (Cost—$1,343,172)		1,434,340

	Principal Amount	Value
Short-Term Securities—3.2%
Repurchase Agreement **—3.2%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $47,907 (Cost—$47,904)	$47,904	$47,904
Total Investments—100.8% (Cost—$1,391,076)		1,482,244
Liabilities in Excess of Other Assets—(0.8)%		(12,415)
Net Assets—100.0%		$1,469,829

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

After a tumultuous first quarter marked by a wholesale and often indiscriminate flight from risk, the second quarter started with a flourish. The Federal Reserve's aggressive actions in March generated a wave of renewed investor confidence. But by June, a stark reality became increasingly clear: the economy still faces significant challenges. Oil prices are in the stratosphere, the housing market continues to languish and financial institutions are still suffering from the credit crunch. As a result, enthusiasm subsided and stocks declined.

Just a few months ago, concern that the economy was on the brink of substantial downturn and financial markets were freezing up led to a wave of rate cuts. At the last Federal Open Market Committee meeting on June 25th, monetary policymakers kept their target for the federal funds rate unchanged at 2.0% and highlighted housing, credit and energy prices as risks to growth, but cited that the risk of a substantial economic downturn appears to have diminished. The Fed said it expects inflation to moderate in the coming months and next year, but in light of the continued increases in the prices of energy and some other commodities and the elevated state of some indicators of inflation expectations, uncertainty about the inflation outlook remains high. Investors welcomed the Fed's decision to hold rates steady, but remained wary about the economy.

The current oil price shock has come at the worst possible time for the U.S. economy, which is already reeling from a sharp downturn in the equity markets and tightening credit conditions. The 50% increase in crude oil pushed the price of a gallon of gasoline from $3 to $4 in a relatively short time span, making it the worst spike on record for U.S. consumers. It has been equally problematic for many types of businesses as energy, diesel and jet fuel costs surged to record levels. Few businesses or households could absorb an energy price shock as extreme as in the first half of 2008, and the longer it lasts the more fallout is expected.

It should come as no surprise that consumer sentiment is bearish. The Conference Board June survey of consumer confidence, assessing business, employment and income prospects for the next six months, fell to a record low as people expect an interminable rise in energy costs, declining home prices and weak job markets.

Despite all the negative headwinds, there are reasons to remain optimistic, at least from a U.S. growth perspective. The lagged impact of a weak U.S. dollar will continue to benefit our trade balance; indeed export growth has been quite robust thus far this year. Inventory levels, in aggregate, remain quite well contained, in contrast to prior slowdowns where significant excess inventory needed to be liquidated and production suffered in the process. In addition, we are seeing some signs of life in the housing market, such as a recent stability in pending home sales statistics as well as a substantive improvement in the housing affordability figures. While the outlook for 2009 is uncertain, a recession in 2008 is not a foregone conclusion, in our opinion.

Factors Affecting Portfolio Performance

The Portfolio underperformed it benchmark, the S&P 500 Index, for the six months ended June 30, 2008. This underperformance was due primarily to our positioning in financials, a sector hit hard by the credit market turmoil and our underweighting the energy sector.

Overall, the Portfolio benefited from strong stock selection in the health care, energy, and consumer staples sectors. Key performing stocks included Denbury Resources, which benefited from a continued strength in the oil price, something that will help to fund the development of additional planned CO2 recovery phases next over the next several years. Qualcomm was another strong performer as the firm experienced stronger than expected demand for 3G phones and a richer mix of high-end devices boosting average selling price (ASP). Celgene performed well after the company released data at an industry conference that continued to support the long-term prospects for its Revlimid drug in treating cancer.

In addition to poorly performing financial stocks, adverse stock selection in the consumer discretionary and information technology sectors worked against us. Lehman Brothers detracted most from performance as the stock continued to slide on fears the company would have to raise large amounts of capital and dilute existing shareholders in the process. AMR Corp. declined as the rising oil price translated into higher jet fuel costs for the company. CME Group was another large detractor as the stock fell on fears of the impact of de-leveraging on exchange volumes and on the perceived risk that regulatory authorities would force the company to spin off its clearinghouse, a high margin aspect of its business.

Debate rages on the main threats to the global economy – inflation in the emerging markets, and either stagflation or deflation in the developed world, as the financial crises unfolds. While these threats dim the prospects that an economic rebound will be quick, we continue to project that global gross domestic product (GDP) growth will remain positive, if somewhat tepid. Sustaining corporate profit growth will not be easy, given higher input costs and declining demand. However, the combination of broad-based earnings disappointment and discriminating investors creates opportunity for investors.

The preceding commentary was prepared by the Portfolio's sub-adviser, AllianceBernstein L.P.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/AllianceBernstein Large Cap Core Portfolio	(16.26)%	(8.88)%	4.67%	3.09%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Qualcomm, Inc.	3.7%
Amazon.Com, Inc.	3.2
Juniper Networks, Inc.	3.1
Denbury Resources, Inc.	3.1
Electronic Arts, Inc.	2.7
Sprint Nextel Corp.	2.6
NetApp, Inc.	2.5
ABB Ltd.	2.5
Charles Schwab Corp. (The)	2.4
Goldman Sachs Group, Inc. (The)	2.4
Total	28.2%

Holdings by Sector	Percentage of Net Assets
Information Technology	31.0%
Financials	17.2
Consumer Discretionary	13.8
Health Care	9.4
Industrials	7.9
Energy	6.2
Consumer Staples	4.7
Telecommunication Services	4.6
Utilities	2.3
Materials	2.1
Other#	0.8
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—99.2%
Consumer Discretionary—13.8%
Auto Components—3.0%
BorgWarner, Inc.	230	$10,207
Johnson Controls, Inc.	413	11,845
		22,052
Automobiles—2.1%
Toyota Motor Corp., ADR	170	15,980
Hotels, Restaurants & Leisure—1.2%
Wynn Resorts Ltd.	115	9,355
Household Durables—1.4%
D.R. Horton, Inc.	950	10,307
Internet & Catalog Retail—3.2%
Amazon.Com, Inc. *	320	23,466
Multiline Retail—1.1%
Kohl's Corp. *	200	8,008
Textiles, Apparel & Luxury Goods—1.8%
Polo Ralph Lauren Corp.	210	13,184
Total Consumer Discretionary		102,352
Consumer Staples—4.7%
Beverages—1.0%
Coca-Cola Co. (The)	150	7,797
Food & Staples Retailing—1.7%
Costco Wholesale Corp.	180	12,625
Personal Products—2.0%
Estee Lauder Cos., Inc. (The)	315	14,632
Total Consumer Staples		35,054
Energy—6.2%
Energy Equipment & Services—1.6%
Schlumberger Ltd.	110	11,817
Oil, Gas & Consumable Fuels—4.6%
Denbury Resources, Inc. *	620	22,630
Occidental Petroleum Corp.	130	11,682
		34,312
Total Energy		46,129
Financials—17.2%
Capital Markets—8.0%
Charles Schwab Corp. (The)	883	18,137
Goldman Sachs Group, Inc. (The)	103	18,015
Lehman Brothers Holdings, Inc.	485	9,608
TD Ameritrade Holding Corp. *	760	13,748
		59,508
Consumer Finance—2.0%
American Express Co.	395	14,879

	Shares	Value
Diversified Financial Services—5.9%
CME Group, Inc.	38	$14,561
JPMorgan Chase & Co.	510	17,498
Nasdaq Stock Market, Inc. (The) *	430	11,417
		43,476
Thrifts & Mortgage Finance—1.3%
Federal National Mortgage Association	480	9,365
Total Financials		127,228
Health Care—9.4%
Biotechnology—3.9%
Celgene Corp. *	120	7,665
Genentech, Inc. *	173	13,131
Gilead Sciences, Inc. *	150	7,943
		28,739
Health Care Providers & Services—1.7%
McKesson Corp.	230	12,859
Life Sciences Tools & Services—3.8%
Illumina, Inc. *	170	14,809
Thermo Fisher Scientific, Inc. *	235	13,096
		27,905
Total Health Care		69,503
Industrials—7.9%
Aerospace & Defense—1.1%
Lockheed Martin Corp.	85	8,386
Air Freight & Logistics—1.3%
United Parcel Service, Inc. (Class B)	160	9,835
Airlines—1.1%
AMR Corp. *	1,505	7,706
Construction & Engineering—1.9%
Shaw Group, Inc. (The) *	220	13,594
Electrical Equipment—2.5%
ABB Ltd. *	660	18,691
Total Industrials		58,212
Information Technology—31.0%
Communications Equipment—10.2%
JDS Uniphase Corp. *	1,502	17,063
Juniper Networks, Inc. *	1,048	23,245
Qualcomm, Inc.	620	27,509
Research In Motion Ltd. *	67	7,832
		75,649
Computers & Peripherals—5.4%
Apple, Inc. *	60	10,046
NetApp, Inc. *	865	18,736
SanDisk Corp. *	600	11,220
		40,002

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Semiconductors & Semiconductor Equipment—3.9%
Advanced Micro Devices, Inc. *	2,037	$11,876
Lam Research Corp. *	470	16,990
		28,866
Software—11.5%
Activision, Inc. *	455	15,502
Electronic Arts, Inc. *	450	19,993
Red Hat, Inc. *	730	15,104
Salesforce.com, Inc. *	255	17,399
VMware, Inc., (Class A) *	320	17,235
		85,233
Total Information Technology		229,750
Materials—2.1%
Chemicals—2.1%
Air Products & Chemicals, Inc.	153	15,126
Telecommunication Services—4.6%
Diversified Telecommunication Services—2.0%
Verizon Communications, Inc.	425	15,045
Wireless Telecommunication Services—2.6%
Sprint Nextel Corp.	1,985	18,858
Total Telecommunication Services		33,903
Utilities—2.3%
Electric Utilities—2.3%
Exelon Corp.	190	17,092
Total Common Stocks (Cost—$816,123)		734,349

	Principal Amount	Value
Short-Term Securities—1.4%
Repurchase Agreement **—1.4%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $10,173 (Cost—$10,172)	$10,172	$10,172
Total Investments—100.6% (Cost $826,295)		744,521
Liabilities in Excess of Other Assets—(0.6)%		(4,120)
Net Assets—100.0%		$740,401

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

The equity markets struggled in the first six months of 2008 as global concerns over the impact of rising energy costs, inflation, job losses and lingering effects of the housing and credit crisis weighed heavily on the broader equity markets. Despite the negative headlines, the economy defied expectations by posting positive, albeit slow, growth in first quarter of 2008 as US export remained strong.

Factors Affecting Portfolio Performance

For the six months ended June 30, 2008, the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, primarily due to stock selection in the technology and consumer discretionary sectors and an overweight position in the financial services sector. Partially offsetting this performance was strong stock selection in the autos and transportation and producer durables sector.

Southwestern Energy, XTO Energy, Visa and Flowserve had the greatest positive impact on performance for the six months ended June 30, 2008. Shares of Southwest Energy, an oil and natural gas company, soared after the company reported a larger-than-expected increase in profits due to higher production volume and higher gas prices. The company is receiving better-than-expected production out of its Fayetteville Shale project in Arkansas. XTO Energy shares (XTO Energy is an oil and natural gas producer) rose in the second quarter after reporting earnings that increased over 20% for the same period one year earlier. The company has been benefiting from strategic acquisitions made over the years, which have led to substantial growth in natural gas production. Gas production grew 35% in second quarter and accounts for about 85% of XTO Energy's production. Visa continues to climb as an increased number of people are using debit and credit cards in lieu of the more traditional cash transactions. Visa is also one of the few financial companies with no credit risk as it only generates a transaction fee off each purchase. Flowserve, a manufacturer of pumps and valves for the industrial market, rose significantly in the second quarter after reporting first quarter earnings that more than doubled and subsequently raised earnings guidance for all of 2008. The company has benefited from a boom in spending on oil and gas projects as record commodity prices spur companies to expand production.

Google, Apple, CME Group and Microsoft had the most negative impact on performance for the six months ended June 30, 2008. Shares of Google were down after the Internet-search company posted revenue and profits that fell short of expectations. Investors were concerned that the slowing economy would negatively impact advertising spending on the Internet. Apple shares slid during the six month period. Despite reporting a strong fiscal first quarter with robust Mac sales and increasing margins, investors reacted negatively to the company's conservative guidance. Shares of CME Group were down for the six month period as a result of weakening business conditions and after the Department of Justice announced that the exchange's trade-processing practices may be anti-competitive. Microsoft fell in first quarter primarily after making an attempt to purchase Yahoo! in an effort to gain share in the market for paid search Internet revenues. Based on this attempted transaction, we sold Microsoft because we believe Google dominates the market for paid-search advertising dollars and will likely remain the dominant player for the foreseeable future.

Portfolio Positioning – In light of the equity market conditions, we made changes to the Portfolio to concentrate on our highest conviction names.

Consumer Discretionary – In consumer discretionary, we reduced our exposure to certain consumer retailers, while adding to specific Internet, media and discount retailer names with excellent earnings visibility, in our view.

Consumer Staples – In consumer staples, we sold Coke to fund better growth opportunities.

Healthcare – We reduced our exposure in healthcare due to the limited growth opportunities available. Our remaining weight is focused on biotechnology and medical devices.

Financial Services – In financial services, with the sustained headwinds facing the sector, we narrowed our focus by eliminating exposure to financial exchanges.

Other Energy – We increased our weight in the other energy sector with a particular focus on industry-leading natural gas companies with excellent production and volume growth.

Materials and Processing – We increased our weight in materials and processing by adding Freeport-McMoran Copper and Gold, a leading producer of copper. Our overall weight in the sector is near the portfolio's maximum due to the growth opportunities available.

Technology – In the technology sector, we reduced our weight by lessening our exposure to the semiconductor industry and the computer (both hardware and software) industry as the environment for technology capital spending remains sluggish.

As we enter into the second half of 2008, stock picking will continue to be paramount, as investors migrate to companies with visible earnings streams, durable franchises and strong growth prospects to help weather turbulent equity markets. As we navigate through these markets, we intend to continue to position the Portfolio in companies with the greatest ability to take advantage of the market backdrop by emphasizing revenue growth and bottom line earnings execution.

The preceding commentary was prepared by the Portfolio's sub-adviser, Loomis Sayles & Co.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Loomis Sayles Large Cap Growth Portfolio	(15.56)%	(6.20)%	5.42%	4.62%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell 1000 Growth Index	(9.06)%	(5.95)%	7.32%	6.58%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Apple, Inc.	4.3%
Transocean, Inc.	3.9
Google, Inc. (Class A)	3.8
Mastercard, Inc. (Class A)	3.6
Monsanto Co.	3.5
International Business Machines Corp.	3.3
Qualcomm, Inc.	3.1
Gilead Sciences, Inc.	3.1
Flowserve Corp.	3.0
Visa, Inc., (Class A)	2.9
Total	34.5%

Holdings by Sector	Percentage of Net Assets
Information Technology	35.8%
Energy	15.5
Industrials	13.1
Consumer Discretionary	12.3
Materials	9.5
Health Care	8.2
Financials	6.3
Consumer Staples	4.1
Other#	(4.8)
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—104.8%
Consumer Discretionary—12.3%
Hotels, Restaurants & Leisure—2.5%
McDonald's Corp.	199	$11,188
Yum! Brands, Inc.	152	5,333
		16,521
Internet & Catalog Retail—4.8%
Amazon.com, Inc. *	223	16,353
priceline.com, Inc. *	131	15,125
		31,478
Media—1.7%
Walt Disney Co. (The)	348	10,858
Specialty Retail—1.8%
Urban Outfitters, Inc. *	368	11,478
Textiles, Apparel & Luxury Goods—1.5%
Nike, Inc. (Class B)	166	9,895
Total Consumer Discretionary		80,230
Consumer Staples—4.1%
Food & Staples Retailing—4.1%
Costco Wholesale Corp.	183	12,836
Wal-Mart Stores, Inc.	252	14,162
Total Consumer Staples		26,998
Energy—15.5%
Energy Equipment & Services—3.9%
Transocean, Inc. *	167	25,449
Oil, Gas & Consumable Fuels—11.6%
Apache Corp.	84	11,676
Consol Energy, Inc.	100	11,237
EOG Resources, Inc.	113	14,825
Southwestern Energy Co. *	401	19,092
XTO Energy, Inc.	276	18,909
		75,739
Total Energy		101,188
Financials—6.3%
Capital Markets—6.3%
Charles Schwab Corp. (The)	622	12,776
Goldman Sachs Group, Inc. (The)	69	12,068
T. Rowe Price Group, Inc.	284	16,038
Total Financials		40,882
Health Care—8.2%
Biotechnology—4.6%
Celgene Corp. *	157	10,027
Gilead Sciences, Inc. *	381	20,174
		30,201
Health Care Equipment & Supplies—2.0%
Intuitive Surgical, Inc. *	49	13,201
Life Sciences Tools & Services—1.6%
Illumina, Inc. *	119	10,366
Total Health Care		53,768

	Shares	Value
Industrials—13.1%
Construction & Engineering—1.6%
Fluor Corp.	56	$10,420
Electrical Equipment—2.0%
First Solar, Inc. *	49	13,368
Machinery—7.7%
Bucyrus International, Inc.	99	7,229
Cummins, Inc.	180	11,794
Flowserve Corp.	142	19,411
SPX Corp.	90	11,856
		50,290
Road & Rail—1.8%
CSX Corp.	190	11,934
Total Industrials		86,012
Information Technology—35.8%
Communications Equipment—7.2%
Cisco Systems, Inc. *	380	8,839
Corning, Inc.	474	10,925
Juniper Networks, Inc. *	316	7,009
Qualcomm, Inc.	457	20,277
		47,050
Computers & Peripherals—8.8%
Apple, Inc. *	169	28,298
EMC Corp. *	528	7,756
International Business Machines Corp.	181	21,454
		57,508
Electronic Equipment & Instruments—1.8%
Amphenol Corp. (Class A)	157	7,046
Dolby Laboratories, Inc. (Class A) *	125	5,038
		12,084
Internet Software & Services—3.8%
Google, Inc. (Class A) *	47	24,742
IT Services—6.5%
Mastercard, Inc. (Class A)	88	23,366
Visa, Inc., (Class A) *	235	19,108
		42,474
Semiconductors & Semiconductor Equipment—1.8%
Broadcom Corp. (Class A) *	442	12,062
Software—5.9%
Activision, Inc. *	336	11,447
Oracle Corp. *	814	17,094
Salesforce.com, Inc. *	148	10,098
		38,639
Total Information Technology		234,559
Materials—9.5%
Chemicals—5.5%
Monsanto Co.	182	23,012
Mosaic Co. (The) *	92	13,313
		36,325

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Metals & Mining—4.0%
Freeport-McMoRan Copper & Gold, Inc.	134	$15,703
Steel Dynamics, Inc.	264	10,315
		26,018
Total Materials		62,343
Total Common Stocks (Cost—$666,964)		685,980

	Principal Amount	Value
Short-Term Securities—2.5%
Repurchase Agreement **—2.5%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $16,836 (Cost—$16,835)	$16,835	$16,835
Total Investments—107.3% (Cost—$683,799)		702,815
Liabilities in Excess of Other Assets—(7.3)%		(48,103)
Net Assets—100.0%		$654,712

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

Six months into 2008, most equity investors are feeling the pain of markets that have been uncertain, volatile and disappointingly negative. After January and February – both volatile and virulent months in the equity markets – it looked like the markets were rewarding those investors who stayed the course in March through May. Conditions turned unfavorable again in June as the rising price of oil and rising inflation began to take their toll on world markets.

On the positive side, the feared recession has not come to fruition: U.S. Gross Domestic Product (GDP, the sum of all goods and services) continues to be positive, albeit at a lower than normal level. The Federal Reserve lowered the Fed Funds rate (the rate banks use to lend to each other on an overnight basis) four times this year to 2% to provide liquidity to banks embroiled in the credit crunch. Surprisingly, the Federal Reserve aided in the takeover of the investment bank, Bear Stearns, and opened its lending windows to investment banks for the first time in history. This was all done in an effort to stave off a larger credit crisis. At this point, it seems generally agreed that we may continue to see large write-downs in financial companies' balance sheets from souring loans.

In February Congress approved a rebate package to help the U.S. consumer deal with rising food and oil prices and stimulate the economy. Check distribution started in May. It is not clear yet, as consumers are still receiving their rebates, whether or not the stimulus package will have the intended results of increasing spending.

Bondholders' portfolios held up fairly well, especially if they held intermediate and shorter securities. In the S&P 500, only two sectors had positive returns. Energy was the strongest performing sector (up over 8%), followed by the materials sector which returned over 1%. Of the remaining eight sectors, six were down more than 12%, with the financials sector detracting almost 30% from the index's return.

Factors Affecting Portfolio Performance

Though both the S&P 500 Index and the Portfolio had negative returns for the first half of 2008, the Portfolio outperformed its S&P 500 benchmark by almost 3% for the period. Growth stocks continued to outperform value stocks across capitalization ranges. Within the growth indexes, however, mid-cap stocks outperformed the larger and smaller cap stocks.

The Portfolio outperformed the S&P 500 in 5 of the 8 sectors where we had holdings. The largest contributor to performance was the Healthcare sector, which was overweight vs. the index and showed strong positive stock selection. The consumer discretionary and the financials sectors also contributed positively to performance: in financials, it was a significant underweight to the index that was positive, while in the discretionary sector, positive stock selection added to relative performance. Positive stock selection in the information technology sector also contributed to the Portfolio's outperformance. In the materials sector, positive stock selection was diminished by a significant underweight against the benchmark.

We believe that the impact of decelerating economic growth and persistently high commodity prices will put a lot of pressure on margins, earnings growth and valuation measures (price-to-earnings ratios). The market is dangerously close to the traditional definition of a bear market (20% price decline), based on the 19.9% decline in the Dow Jones Industrials as of June 30, 2008 from its high on October 9, 2007. The outlook seems immensely challenging. Nonetheless, we believe it may be premature to write-off the full year this early. Here's why: decades-low consumer sentiment could help form a bottom in stock prices – historically this has been the case. Stocks' valuations already reflect the risk of higher inflation. Global GDP growth has been anticipated to slow in 2008 but this, too, is well known. Lastly, we are already seeing Central Banks around the world manipulating rates to alleviate the pressures causing higher inflation. If inflation is tamed, we may well see equity prices bid higher.

We continue to believe that the Portfolio's focus on high quality companies, uncovered in a disciplined, thorough and iterative research process, will allow us to identify stocks that are likely to exceed their underappreciated expectations for growth.

The preceding commentary was prepared by the Portfolio's sub-adviser, Rittenhouse Asset Management, Inc.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Rittenhouse Large Cap Growth Portfolio	(8.98)%	(9.08)%	4.48%	3.46%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Microsoft Corp.	4.6%
Cisco Systems, Inc.	3.9
International Business Machines Corp.	3.3
Total SA, ADR	3.3
Abbott Laboratories	3.3
Intel Corp.	3.0
Procter & Gamble Co.	2.9
Qualcomm, Inc.	2.8
Oracle Corp.	2.8
Halliburton Co.	2.7
Total	32.6%

Holdings by Sector	Percentage of Net Assets
Information Technology	25.9%
Health Care	18.9
Consumer Discretionary	11.6
Consumer Staples	11.2
Industrials	10.3
Energy	10.2
Financials	5.6
Materials	2.0
Other#	4.3
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—96.0%
Consumer Discretionary—10.3%
Media—3.2%
McGraw-Hill Cos., Inc. (The)	1,550	$62,186
Walt Disney Co. (The)	2,800	87,360
		149,546
Multiline Retail—1.9%
Kohl's Corp. *	2,200	88,088
Specialty Retail—1.7%
Staples, Inc.	3,250	77,187
Textiles, Apparel & Luxury Goods—3.5%
Coach, Inc. *	2,700	77,976
Nike, Inc. (Class B)	1,400	83,454
		161,430
Total Consumer Discretionary		476,251
Consumer Staples—11.2%
Beverages—2.3%
PepsiCo, Inc.	1,680	106,831
Food & Staples Retailing—2.1%
Walgreen Co.	2,900	94,279
Food Products—1.5%
Archer-Daniels-Midland Co.	2,100	70,875
Household Products—2.9%
Procter & Gamble Co.	2,225	135,302
Personal Products—2.4%
Estee Lauder Cos., Inc. (The)	2,390	111,016
Total Consumer Staples		518,303
Energy—11.9%
Energy Equipment & Services—6.7%
Baker Hughes, Inc.	820	71,619
Halliburton Co.	2,400	127,368
Schlumberger Ltd.	2,030	110,653
		309,640
Oil, Gas & Consumable Fuels—5.2%
Apache Corp.	630	87,570
Total SA, ADR	1,800	153,486
		241,056
Total Energy		550,696
Financials—5.6%
Capital Markets—2.6%
Lehman Brothers Holdings, Inc.	2,200	43,582
State Street Corp.	1,200	76,788
		120,370
Consumer Finance—1.5%
American Express Co.	1,900	71,573

	Shares	Value
Insurance—1.5%
Prudential Financial, Inc.	1,170	$69,896
Total Financials		261,839
Health Care—18.9%
Biotechnology—5.3%
Celgene Corp. *	1,850	118,159
Gilead Sciences, Inc. *	2,400	127,080
		245,239
Health Care Equipment & Supplies—2.4%
Baxter International, Inc.	1,750	111,895
Life Sciences Tools & Services—2.0%
Thermo Fisher Scientific, Inc. *	1,700	94,741
Pharmaceuticals—9.2%
Abbott Laboratories	2,860	151,494
Allergan, Inc.	1,930	100,457
Novartis AG, ADR	1,700	93,568
Teva Pharmaceutical Industries Ltd., ADR	1,750	80,150
		425,669
Total Health Care		877,544
Industrials—10.3%
Aerospace & Defense—2.3%
United Technologies Corp.	1,700	104,890
Electrical Equipment—1.6%
Rockwell Automation, Inc.	1,700	74,341
Industrial Conglomerates—3.9%
General Electric Co.	4,300	114,767
Textron, Inc.	1,400	67,102
		181,869
Machinery—2.5%
ITT Corp.	1,820	115,261
Total Industrials		476,361
Information Technology—25.8%
Communications Equipment—8.1%
Cisco Systems, Inc. *	7,875	183,173
Nokia OYJ, ADR	2,580	63,210
Qualcomm, Inc.	2,900	128,673
		375,056
Computers & Peripherals—3.3%
International Business Machines Corp.	1,310	155,274
Semiconductors & Semiconductor Equipment—5.3%
Intel Corp.	6,550	140,694
Texas Instruments, Inc.	3,700	104,192
		244,886

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Software—9.1%
Electronic Arts, Inc. *	1,900	$84,417
Microsoft Corp.	7,700	211,827
Oracle Corp. *	6,100	128,100
		424,344
Total Information Technology		1,199,560
Materials—2.0%
Metals & Mining—2.0%
BHP Billiton Ltd., ADR	1,100	93,709
Total Common Stocks (Cost—$4,393,047)		4,454,263

	Principal Amount	Value
Short-Term Securities—4.5%
Repurchase Agreement **—4.5%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $212,071 (Cost—$212,057)	$212,057	$212,057
Total Investments—100.5% (Cost—$4,605,104)		4,666,320
Liabilities in Excess of Other Assets—(0.5)%		(24,676)
Net Assets—100.0%		$4,641,644

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

US equity markets posted disappointing results year-to-date as they faced concerns over slowing US economic growth, continued housing price declines, credit market turmoil, surging commodity prices, and flagging consumer confidence. Through June 30, 2008, the S&P 500 Index lost 11.9% and the Russell 1000 Growth Index declined 9.1%. During the first six months of the year, large-cap "growth" outperformed large-cap "value", due primarily to a lower exposure to the weak-performing financials sector. While record high commodity prices benefited energy and materials sectors, financials and consumer-related companies were hardest hit over concerns regarding housing market weakness and the outlook for consumer discretionary spending.

Factors Affecting Portfolio Performance

For the semi-annual period ended June 30, 2008, the Portfolio underperformed its primary benchmark index, the Russell 1000 Growth Index. Factors negatively impacting the Portfolio's performance in the period included stock selection and an over-weighted posture in the weak-performing financials sector. Positions in investment banking and securities firms Goldman Sachs Group Inc. (-19% total return) and Lehman Brothers Holdings Inc. (-31% prior to being sold) along with positions in financial services firms JPMorgan Chase & Co. (-18% prior to being sold), Washington Mutual Inc. (-49% prior to being sold), and Bank of America Corp. (-37% prior to being sold) negatively impacted performance in the period. Positions in the health care sector including health services provider UnitedHealth Group (-49% prior to being sold), the largest individual detractor in the period, and drug manufacturer Merck & Co. Inc. (-35% prior to being sold) materially detracted from performance results. The Portfolio's over-weighted posture in the weak-performing consumer services industry was a detractor to performance. Finally, telecommunication services companies China Mobile Ltd. (-22%), AT&T Inc. (-17%), and America Movil S.A.B. de C.V. (-14%) combined to hurt returns. Other individual positions that had a negative impact on performance included computer and personal electronics manufacturer Apple Inc. (-40%), hotel/casino operator Las Vegas Sands Corp. (-54%), internet advertising and search company Google Inc. (-23%), and computer chip manufacturer Intel Corp. (-26% prior to being sold).

Several factors emerged as positive contributors to the Portfolio's performance. The most significant factor was a select holding in the software and services industry group, credit card transaction processing company MasterCard Inc. (+24% total return). The Portfolio benefited from investments in agricultural products company Monsanto Co. (+14%), fertilizer producer Potash Corp. of Saskatchewan Inc. (+15%), and industrial gas supplier Praxair Inc. (+7%). The positive impact of these price increases was amplified by the Portfolio's emphasis in the materials sector, which was a strong-performing area of investment for the benchmark index in the period. Transportation was another area of strength for the Portfolio as a position in railroad operator Union Pacific Corp. (+22%) added to results. An over-weighted posture in the energy sector, the strongest-performing sector in the benchmark index, was a material contributor in the period. Other individual positions that had a positive impact on performance included Brazilian oil company Petroleo Brasileiro S/A (+24%) and natural gas exploration company PetroHawk Energy Corp. (+77%).

The preceding commentary was prepared by the Portfolio's sub-adviser, Marsico Capital Management, LLC

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Marsico Large Cap Growth Portfolio	(12.69)%	(2.28)%	6.68%	5.48%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell 1000 Growth Index	(9.06)%	(5.95)%	7.32%	6.58%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
McDonald's Corp.	5.0%
Mastercard, Inc. (Class A)	4.6
Apple, Inc.	3.8
Monsanto Co.	3.8
Google, Inc. (Class A)	3.7
Union Pacific Corp.	3.6
Goldman Sachs Group, Inc. (The)	3.6
Schlumberger Ltd.	3.5
Petroleo Brasileiro SA, ADR	3.3
Genentech, Inc.	2.9
Total	37.8%

Holdings by Sector	Percentage of Net Assets
Industrials	16.7%
Energy	14.4
Information Technology	14.3
Materials	10.6
Consumer Discretionary	9.7
Telecommunication Services	6.7
Financials	6.2
Health Care	4.9
Consumer Staples	4.5
Utilities	0.3
Other#	11.7
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—88.3%
Consumer Discretionary—9.7%
Hotels, Restaurants & Leisure—9.7%
Las Vegas Sands Corp. *	24,068	$1,141,786
McDonald's Corp.	70,171	3,945,013
Starbucks Corp. *	7,672	120,757
Wynn Resorts Ltd.	14,048	1,142,805
Yum! Brands, Inc.	37,276	1,308,015
Total Consumer Discretionary		7,658,376
Consumer Staples—4.5%
Beverages—1.6%
Coca-Cola Co. (The)	15,957	829,445
Heineken NV, ADR	17,748	450,799
		1,280,244
Food & Staples Retailing—2.9%
Costco Wholesale Corp.	8,758	614,286
CVS Caremark Corp.	41,236	1,631,709
		2,245,995
Total Consumer Staples		3,526,239
Energy—14.4%
Energy Equipment & Services—9.5%
Cameron International Corp. *	25,236	1,396,813
FMC Technologies, Inc. *	6,369	489,967
Schlumberger Ltd.	25,554	2,745,266
Transocean, Inc. *	14,594	2,223,980
Weatherford International Ltd. *	12,354	612,635
		7,468,661
Oil, Gas & Consumable Fuels—4.9%
PetroHawk Energy Corp. *	10,708	495,887
Petroleo Brasileiro SA, ADR	36,477	2,583,666
XTO Energy, Inc.	11,535	790,263
		3,869,816
Total Energy		11,338,477
Financials—6.2%
Capital Markets—4.5%
Goldman Sachs Group, Inc. (The)	16,329	2,855,942
Lehman Brothers Holdings, Inc. *	847	681,353
		3,537,295
Commercial Banks—1.7%
Wells Fargo & Co.	58,279	1,384,126
Total Financials		4,921,421
Health Care—4.9%
Biotechnology—4.9%
Genentech, Inc. *	30,092	2,283,983
Gilead Sciences, Inc. *	29,897	1,583,046
Total Health Care		3,867,029
Industrials—16.7%
Aerospace & Defense—6.8%
General Dynamics Corp.	22,157	1,865,619
Lockheed Martin Corp.	23,115	2,280,526
Precision Castparts Corp.	12,857	1,239,029
		5,385,174

	Shares	Value
Construction & Engineering—2.7%
Jacobs Engineering Group, Inc. *	26,802	$2,162,921
Industrial Conglomerates—1.1%
McDermott International, Inc. *	13,514	836,382
Road & Rail—6.1%
CSX Corp.	12,051	756,923
Norfolk Southern Corp.	18,877	1,183,022
Union Pacific Corp.	37,884	2,860,242
		4,800,187
Total Industrials		13,184,664
Information Technology—14.3%
Communications Equipment—0.8%
Qualcomm, Inc.	13,535	600,548
Computers & Peripherals—3.8%
Apple, Inc. *	18,014	3,016,264
Internet Software & Services—3.7%
Google, Inc. (Class A) *	5,543	2,917,946
IT Services—6.0%
Mastercard, Inc. (Class A)	13,845	3,676,124
Visa, Inc. (Class A) *	13,134	1,067,926
		4,744,050
Total Information Technology		11,278,808
Materials—10.6%
Chemicals—10.6%
Air Products & Chemicals, Inc.	20,382	2,014,963
Monsanto Co.	23,556	2,978,421
Potash Corp. of Saskatchewan	5,872	1,342,163
Praxair, Inc.	21,387	2,015,511
Total Materials		8,351,058
Telecommunication Services—6.7%
Diversified Telecommunication Services—2.0%
AT&T, Inc.	47,560	1,602,296
Wireless Telecommunication Services—4.7%
America Movil SA de CV, ADR	34,294	1,809,009
China Mobile Ltd., ADR	28,534	1,910,351
		3,719,360
Total Telecommunication Services		5,321,656
Utilities—0.3%
Gas Utilities—0.3%
Equitable Resources, Inc.	3,893	268,851
Total Common Stocks (Cost—$62,324,375)		69,716,579

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—13.2%
Repurchase Agreement **—13.2%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $10,420,431 (Cost—$10,419,765)	$10,419,765	$10,419,765
Total Investments—101.5% (Cost $72,744,140)		80,136,344
Liabilities in Excess of Other Assets—(1.5)%		(1,200,799)
Net Assets—100.0%		$78,935,545

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Mid Cap Value Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

Equity markets segments declined in the first-half of 2008. All economic sectors posted negative returns except for energy as crude oil prices have risen close to $150 per barrel over the past six months ended June 2008. Other commodities have also risen. The Commodity Research Bureau (CRB) Price index has advanced 30%. These upward spikes in commodity prices are important. They not only affect the overall inflation rate, but they affect spending patterns as costs are pushed through to consumers.

The financial sector is also under siege. The Russell 3000 financial sector has declined some 38% since June 2007 and 26% so far this year. The total loss in domestic financial sector equity market capitalization since June 2007 amounts to $1.4 trillion. Implication: a total sub-prime debt held by domestic financial institutions amounting to $1.4 trillion has already been discounted to zero. This represents the market's best estimate as to the impairment of assets and to future cash flows.

Factors Affecting Portfolio Performance

The Portfolio posted a return of -8.3% in the six months ended June 30, 2008 leading the Russell 2500 Cap Value Index's return of -8.4%. The Portfolio's outperformance of the benchmark was a result of sector allocation, partially offset by stock selection. The Portfolio's allocation to cash, its overweight position in the energy sector, and its underweight position in the financials sector boosted performance. Poor stock selection in the energy, healthcare, and materials sectors offset much of what was gained by sector allocation.

The preceding commentary was prepared by the Portfolio's sub-adviser, NFJ Investment Group L.P.

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Mid Cap Value Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Allianz NFJ Mid Cap Value Portfolio	(8.29)%	(15.17)%	6.50%	3.42%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell 2500 Value Index	(8.37)%	(19.91)%	10.91%	8.90%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Chesapeake Energy Corp.	2.7%
Tidewater, Inc.	2.7
SCANA Corp.	2.6
Corn Products International, Inc.	2.6
Atmos Energy Corp.	2.6
Reinsurance Group of America, Inc.	2.5
Harley-Davidson, Inc.	2.5
SUPERVALU, Inc.	2.5
Whirlpool, Inc.	2.5
Teck Cominco Ltd. (Class B)	2.5
Total	25.7%

Holdings by Sector	Percentage of Net Assets
Financials	24.2%
Industrials	14.3
Consumer Discretionary	13.7
Energy	9.1
Utilities	7.7
Consumer Staples	7.6
Materials	7.2
Information Technology	6.1
Telecommunication Services	2.5
Health Care	2.4
Other#	5.2
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Mid Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—94.8%
Consumer Discretionary—13.7%
Automobiles—2.5%
Harley-Davidson, Inc.	1,200	$43,512
Household Durables—4.9%
Black & Decker Corp.	700	40,257
Whirlpool, Inc.	700	43,211
		83,468
Leisure Equipment & Products—2.4%
Mattel, Inc.	2,400	41,088
Media—1.5%
Gannett Co., Inc.	1,200	26,004
Specialty Retail—2.4%
Limited Brands, Inc.	2,400	40,440
Total Consumer Discretionary		234,512
Consumer Staples—7.6%
Food & Staples Retailing—2.5%
SUPERVALU, Inc.	1,400	43,246
Food Products—2.6%
Corn Products International, Inc.	900	44,199
Tobacco—2.5%
Reynolds American, Inc.	900	42,003
Total Consumer Staples		129,448
Energy—9.1%
Energy Equipment & Services—2.7%
Tidewater, Inc.	700	45,521
Oil, Gas & Consumable Fuels—6.4%
Chesapeake Energy Corp.	700	46,172
Cimarex Energy Co.	600	41,802
Tesoro Corp.	1,100	21,747
		109,721
Total Energy		155,242
Financials—24.2%
Commercial Banks—4.8%
Associated Banc-Corp.	2,100	40,509
Keycorp	3,700	40,626
		81,135
Insurance—13.3%
Lincoln National Corp.	900	40,788
Mercury General Corp.	900	42,048
Nationwide Financial Services	400	19,204
Protective Life Corp.	1,100	41,855
Reinsurance Group of America, Inc.	1,000	43,520
RenaissanceRe Holdings Ltd.	900	40,203
		227,618
Real Estate Investment Trusts (REITs)—6.1%
Annaly Mortgage Mgmt, Inc. REIT	1,400	21,714
Duke Realty Corp. REIT	1,900	42,655
Hospitality Properties Trust REIT	1,660	40,604
		104,973
Total Financials		413,726

	Shares	Value
Health Care—2.4%
Pharmaceuticals—2.4%
Biovail Corp.	4,300	$41,495
Industrials—14.3%
Building Products—2.4%
Masco Corp.	2,600	40,898
Commercial Services & Supplies—4.8%
Avery Dennison Corp.	900	39,537
RR Donnelley & Sons Co.	1,400	41,566
		81,103
Machinery—4.7%
Ingersoll-Rand Co. Ltd. (Class A)	1,100	41,173
Parker Hannifin Corp.	550	39,226
		80,399
Road & Rail—2.4%
Ryder Systems, Inc.	600	41,328
Total Industrials		243,728
Information Technology—6.1%
Computers & Peripherals—2.5%
Seagate Technology	2,200	42,086
Electronic Equipment & Instruments—2.4%
Jabil Circuit, Inc.	2,500	41,025
Office Electronics—1.2%
Xerox Corp.	1,500	20,340
Total Information Technology		103,451
Materials—7.2%
Chemicals—2.3%
PPG Industries, Inc.	700	40,159
Containers & Packaging—2.4%
Sonoco Products Co.	1,300	40,235
Metals & Mining—2.5%
Teck Cominco Ltd. (Class B)	900	43,155
Total Materials		123,549
Telecommunication Services—2.5%
Diversified Telecommunication Services—2.5%
Windstream Corp.	3,400	41,956
Utilities—7.7%
Gas Utilities—2.6%
Atmos Energy Corp.	1,600	44,112
Multi-Utilities—5.1%
NiSource, Inc.	2,400	43,008
SCANA Corp.	1,200	44,400
		87,408
Total Utilities		131,520
Total Common Stocks (Cost—$1,874,203)		1,618,627

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Mid Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—13.0%
Repurchase Agreement **—13.0%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $222,764 (Cost—$222,750)	$222,750	$222,750
Total Investments—107.8% (Cost $2,096,953)		1,841,377
Liabilities in Excess of Other Assets—(7.8)%		(133,695)
Net Assets—100.0%		$1,707,682

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

To say the market has been volatile so far this year would obviously be an understatement. The credit and mortgage crisis, waning consumer confidence, inflation/stagflation, mixed signals on employment data and Federal Reserve Bank actions have all contributed to this instability. After several years of double-digit economic expansion from Asia, we are starting to see a deceleration of that trend. In the United States we are coping with turmoil in the financial markets, a difficult mortgage market and sky-rocketing prices at the gas pumps. But there are also some favorable domestic dynamics. Unemployment is relatively low; personal income is keeping pace with inflation (and outpacing it in some places); housing values are still generally higher than they were when we crossed the millennium, to the benefit of most home-owners. Whether you see the cup as half full or half empty, the most significant economic driver world-wide is the price of oil, which has nearly tripled in the past eighteen months. The underlying cause of the run-up is growing global demand, but as price volatility increases it is becoming apparent that speculation in oil (priced in US dollars) has also played a role in the climb, because of the dollar's weakness. There have been calls for increased regulation (e.g., higher margin requirements) as a tool to manage the part of the increase that is speculation-driven. Saudi Arabia has recently expressed willingness to increase production if necessary, but there seems to be some dissension within OPEC regarding the urgency of this need. Either (or both) of these actions should ease oil prices, which could extend the cycle of global growth.

Factors Affecting Portfolio Performance

In a volatile, downward trending market, the Portfolio is comfortably ahead of the Russell Midcap Growth Index for the year-to-date period. Energy sector companies posted the best absolute six-month return for both the Portfolio and the benchmark, but the sector had one of the worst (after financials) impacts on relative performance as the Portfolio's holdings couldn't keep up. National Oilwell Varco Inc. had the greatest negative effect. We've held the stock for nearly two years and have taken gains over that time. But we unwound the position in early May on concerns over escalating costs and the stock bounced subsequent to our sale. Materials sector stocks posted the only other positive return for the Portfolio year-to-date and – in stark contrast to energy – had the greatest favorable effect on performance as materials declined in the benchmark. We initiated a position in Mosaic Co., which produces and sells crop nutrients and animal feed, in mid-2007, and the stock has more than tripled since our purchase. We sold it in mid-June of this year because we were aware that it would be moved into the Large Cap (Russell 1000 Growth) Index; the fundamental outlook for Mosaic is still very strong. FMC Corp. serves a similar market to Mosaic and FMC was another key positive factor in relative performance. Global demand for raw materials (steel, coal, etc.) – and for the machinery and equipment to develop those materials into housing, factories and transportations systems – has benefited industrial sector companies for some time, especially those companies with a significant customer base outside the United States. Although the Portfolio holdings hit a speed bump, it still managed to out-perform the benchmark. Within industrials, some machinery companies did particularly well for the Portfolio, including Flowserve Corp. (flow control products and industrial pumps), Gardner Denver Inc. (compressors, vacuum products) and Joy Global Inc. (mining equipment). We believe there is still some life to this cycle, but are mindful of macro-economic conditions that would impact it. Financial sector companies posted the worst return for the period and also had the worst impact on relative performance. Segments that had been holding up relatively well in a difficult market – specifically capital markets and insurance companies – succumbed to the sector's pressure.

Growth stocks have been firmly leading value for the past several quarters now and we expect this trend to continue for some time. However, we believe profit growth will be more difficult to achieve and "growth" stocks might be defined in the near-term as those that are seeing smaller earnings declines. We will continue to seek growth investments according to our bottom-up process, which focuses on company and industry fundamentals.

The preceding commentary was prepared by the Portfolio's sub-adviser, Cadence Capital Management LLC.

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Cadence Mid Cap Growth Portfolio	(6.01)%	0.41%	10.77%	8.88%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell Midcap Growth Index	(6.81)%	(6.42)%	12.32%	11.48%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Helmerich & Payne, Inc.	1.9%
Gardner Denver, Inc.	1.8
Arch Coal, Inc.	1.8
Energen Corp.	1.7
Marvell Technology Group Ltd.	1.7
Cimarex Energy Co.	1.7
Noble Energy, Inc.	1.6
Foster Wheeler Ltd.	1.6
Denbury Resources, Inc.	1.6
Activision, Inc.	1.6
Total	17.0%

Holdings by Sector	Percentage of Net Assets
Information Technology	21.0%
Industrials	19.6
Energy	14.5
Consumer Discretionary	14.4
Health Care	10.1
Consumer Staples	6.6
Materials	5.8
Financials	5.3
Utilities	3.0
Other#	(0.3)
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—100.3%
Consumer Discretionary—14.4%
Auto Components—1.1%
BorgWarner, Inc.	340	$15,089
Hotels, Restaurants & Leisure—2.6%
Burger King Holdings, Inc.	690	18,485
Yum! Brands, Inc.	540	18,949
		37,434
Media—1.3%
John Wiley & Sons, Inc. (Class A)	410	18,462
Multiline Retail—2.4%
Big Lots, Inc. *	510	15,932
Dollar Tree, Inc. *	550	17,980
		33,912
Specialty Retail—6.0%
Advance Auto Parts	470	18,250
GameStop Corp. (Class A) *	370	14,948
Tiffany & Co.	390	15,893
TJX Cos., Inc.	570	17,938
Urban Outfitters, Inc. *	560	17,466
		84,495
Textiles, Apparel & Luxury Goods—1.0%
Hanesbrands, Inc. *	540	14,655
Total Consumer Discretionary		204,047
Consumer Staples—6.6%
Food & Staples Retailing—1.4%
BJ's Wholesale Club, Inc. *	500	19,350
Food Products—2.4%
Bunge Ltd.	180	19,384
Hormel Foods Corp.	440	15,229
		34,613
Household Products—1.4%
Church & Dwight Co., Inc.	350	19,722
Tobacco—1.4%
UST, Inc.	360	19,660
Total Consumer Staples		93,345
Energy—14.5%
Energy Equipment & Services—7.9%
Dresser Rand Group, Inc. *	480	18,768
FMC Technologies, Inc. *	290	22,310
Helmerich & Payne, Inc.	380	27,368
Noble Corp.	350	22,736
Pride International, Inc. *	450	21,280
		112,462
Oil, Gas & Consumable Fuels—6.6%
Arch Coal, Inc.	340	25,510
Cimarex Energy Co.	340	23,688
Denbury Resources, Inc. *	620	22,630
Noble Energy, Inc.	210	21,117
		92,945
Total Energy		205,407

	Shares	Value
Financials—5.3%
Capital Markets—1.1%
Northern Trust Corp.	220	$15,085
Diversified Financial Services—0.8%
Nasdaq OMX Group (The) *	460	12,213
Insurance—2.3%
Arch Capital Group Ltd. *	260	17,243
Unum Group	730	14,929
		32,172
Thrifts & Mortgage Finance—1.1%
Hudson City Bancorp, Inc.	960	16,013
Total Financials		75,483
Health Care—10.1%
Health Care Equipment & Supplies—7.3%
C.R. Bard, Inc.	170	14,952
Dentsply International, Inc.	460	16,928
Edwards Lifesciences Corp. *	330	20,473
Intuitive Surgical, Inc. *	60	16,164
St. Jude Medical, Inc. *	400	16,352
Varian Medical Systems, Inc. *	370	19,184
		104,053
Life Sciences Tools & Services—2.8%
PerkinElmer, Inc.	690	19,217
Techne Corp. *	260	20,121
		39,338
Total Health Care		143,391
Industrials—19.6%
Aerospace & Defense—2.3%
Alliant Techsystems, Inc. *	180	18,302
Precision Castparts Corp.	150	14,456
		32,758
Commercial Services & Supplies—1.2%
Brink's Co. (The)	260	17,009
Construction & Engineering—2.9%
Fluor Corp.	100	18,608
Foster Wheeler Ltd. *	310	22,677
		41,285
Electrical Equipment—1.4%
Ametek, Inc.	410	19,360
Industrial Conglomerates—1.0%
Textron, Inc.	300	14,379
Machinery—10.8%
AGCO Corp. *	280	14,675
Flowserve Corp.	150	20,505
Gardner Denver, Inc. *	460	26,128
Harsco Corp.	340	18,499
Joy Global, Inc.	250	18,958
Manitowoc Co., Inc. (The)	410	13,337
SPX Corp.	170	22,394
Timken Co.	530	17,458
		151,954
Total Industrials		276,745

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Cadence Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Information Technology—21.0%
Computers & Peripherals—1.4%
Brocade Communications Systems, Inc. *	2,330	$19,199
Electronic Equipment & Instruments—4.1%
Amphenol Corp. (Class A)	460	20,645
Dolby Laboratories, Inc. (Class A) *	490	19,747
Trimble Navigation Ltd. *	480	17,136
		57,528
Internet Software & Services—1.5%
Akamai Technologies, Inc. *	600	20,874
IT Services—4.2%
Affiliated Computer Services, Inc. (Class A) *	370	19,791
Hewitt Associates, Inc. (Class A) *	570	21,848
Metavante Technologies, Inc. *	810	18,322
		59,961
Semiconductors & Semiconductor Equipment—5.5%
Altera Corp.	980	20,286
Intersil Corp. (Class A)	650	15,808
LSI Corp.	2,980	18,297
Marvell Technology Group Ltd. *	1,360	24,018
		78,409
Software—4.3%
Activision, Inc. *	659	22,452
McAfee, Inc. *	560	19,057
Salesforce.com, Inc. *	290	19,787
		61,296
Total Information Technology		297,267
Materials—5.8%
Chemicals—4.1%
Celanese Corp. (Class A)	420	19,177
CF Industries Holdings, Inc.	110	16,808
FMC Corp.	280	21,684
		57,669
Containers & Packaging—0.2%
Owens-Illinois, Inc. *	60	2,501
Metals & Mining—1.5%
AK Steel Holding Corp.	320	22,080
Total Materials		82,250
Utilities—3.0%
Gas Utilities—1.7%
Energen Corp.	310	24,189
Independent Power Producers & Energy Traders—1.3%
Mirant Corp. *	470	18,401
Total Utilities		42,590
Total Common Stocks (Cost—$1,294,231)		1,420,525

	Principal Amount	Value
Short-Term Securities—1.4%
Repurchase Agreement **—1.4%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $19,247 (Cost—$19,246)	$19,246	$19,246
Total Investments—101.7% (Cost—$1,313,477)		1,439,771
Liabilities in Excess of Other Assets—(1.7)%		(24,100)
Net Assets—100.0%		$1,415,671

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

While the U.S. equity markets exhibited some strength in April and May, they declined materially in the six month period reflecting the severe financial strain in the banking system as housing prices continue to decline. Home owners are broadly no longer able to supplement their income by borrowing against their homes. With the very sharp rise in energy prices, consumer income growth is lagging the inflation rate and discretionary spending is under pressure. The rise in unemployment is going to put more pressure on incomes and will most likely further stress the ability of consumers to keep their homes. In short, things look grim for the economy.

Economic growth, however, has not slowed as much as one might have thought because of the much improved competitive position of U.S. manufacturing. Exports have been growing dramatically and are helping to offset the slowing of consumer spending. In the short run, government rebate checks are also helping consumer spending. The markets are currently focused on government efforts to aid the banking system and Fannie Mae and Freddie Mac, which we expect will be reasonably successful. In past periods of financial turmoil, however, monetary policy has been much more expansive in an effort to accelerate economic growth. Today the Federal Reserve is very concerned about rising inflation and is unlikely to cut interest rates until the risk of recession is much greater. In this period of uncertainty, we are likely to continue to have much higher volatility in stock prices and a greater risk of falling stock prices. Periods of high market volatility though are periods of opportunity. We continue to diligently evaluate risk and reward of each security in the portfolio and are excited about the prospects for buying deeply undervalued stocks in the coming months.

Factors Affecting the Portfolio's Performance

For the six month period ending June 30, 2008, the Portfolio posted a negative return, slightly trailing the Russell 2000 Value benchmark. The Portfolio benefited from economic selection during the period, including an overweight position in the top performing Energy sector and a substantial underweight position in the underperforming Finance sector. The negative absolute return reflected company specific issues across several different industries. Stock selection within the Materials and Processing and Technology sectors negatively impacted performance.

The top contributors to the Portfolio's performance included Approach Resources, Bill Barrett, Sauer-Danfoss, and Marten Transportation. Approach Resources, is a smaller exploration and production energy company with nearly all of its production and reserves in West Texas. Approach has an experienced management team with a track record of adding value to its operations. The company has been very undervalued in our estimation, and with rising oil and gas prices, this stock was the Portfolio's top contributor during the period. Bill Barrett, also an exploration and production energy company, primarily concentrated in the Rocky Mountain region, benefited from increasing oil prices as well and positive production guidance.

The Portfolio's largest detractors during the period included Pacific Sunwear of California, Mattson Technology, AbitibiBowater and Temple-Inland. Pacific Sunwear is operating well in the face of a very difficult retail environment. Although the company lowered its forward guidance during the period, management continues to implement the turn around of its PacSun business while improving operating margins. Mattson Technology, a supplier of semiconductor wafer processing equipment, also faces a tough macroeconomic environment as capital spending continues to deteriorate. The company has a strong cash position and continues to develop new products.

The preceding commentary was prepared by the Portfolio's sub-adviser, NWQ Investment Management Company LLC.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/NWQ Small Cap Value Portfolio	(10.30)%	(22.85)%	13.96%	9.78%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell 2000 Value Index	(9.84)%	(21.63)%	10.02%	7.58%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Sappi Ltd., ADR	4.0%
Marten Transport Ltd.	3.8
WD-40 Co.	3.7
Pacific Sunwear Of California	3.6
Temple-Inland, Inc.	3.5
Casey's General Stores, Inc.	3.4
Wausau Paper Corp.	3.3
Gibraltar Industries, Inc.	3.1
Community Health Systems, Inc.	3.0
Warren Resources, Inc.	3.0
Total	34.4%

Holdings by Sector	Percentage of Net Assets
Industrials	23.8%
Materials	18.5
Consumer Discretionary	13.5
Energy	11.5
Information Technology	10.3
Consumer Staples	8.8
Financials	6.5
Health Care	4.7
Other#	2.4
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilites.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—97.6%
Consumer Discretionary—13.5%
Auto Components—2.8%
Sauer-Danfoss, Inc.	2,400	$74,760
Hotels, Restaurants & Leisure—2.8%
Bob Evans Farms, Inc.	2,700	77,220
Household Durables—2.7%
Hooker Furniture Corp.	4,300	74,476
Specialty Retail—4.4%
Golfsmith International Holdings, Inc. *	8,809	20,085
Pacific Sunwear of California *	11,550	98,521
		118,606
Textiles, Apparel & Luxury Goods—0.8%
Fossil, Inc. *	750	21,803
Total Consumer Discretionary		366,865
Consumer Staples—8.8%
Food & Staples Retailing—3.4%
Casey's General Stores, Inc.	3,950	91,522
Food Products—1.7%
Smithfield Foods, Inc. *	2,284	45,406
Household Products—3.7%
WD-40 Co.	3,450	100,912
Total Consumer Staples		237,840
Energy—11.5%
Energy Equipment & Services—2.8%
Acergy SA, ADR	3,377	75,172
Oil, Gas & Consumable Fuels—8.7%
Approach Resources, Inc. *	2,225	59,608
Bill Barrett Corp. *	1,150	68,321
Cano Petroleum, Inc. *	3,500	27,790
Warren Resources, Inc. *	5,500	80,740
		236,459
Total Energy		311,631
Financials—6.5%
Commercial Banks—1.3%
Bancorp, Inc. *	4,500	34,290
Insurance—4.2%
Aspen Insurance Holdings Ltd.	2,500	59,175
PMA Capital Corp. (Class A) *	3,350	30,853
Tower Group, Inc.	1,150	24,369
		114,397
Real Estate Investment Trusts (REITs)—1.0%
Anthracite Capital, Inc. REIT	3,850	27,104
Total Financials		175,791

	Shares	Value
Health Care—4.7%
Health Care Providers & Services—3.7%
Community Health Systems, Inc. *	2,450	$80,801
Skilled Healthcare Group, Inc. *	1,300	17,446
		98,247
Pharmaceuticals—1.0%
Sepracor, Inc. *	1,400	27,888
Total Health Care		126,135
Industrials—23.8%
Building Products—5.7%
Gibraltar Industries, Inc.	5,200	83,044
Griffon Corp. *	8,071	70,702
		153,746
Electrical Equipment—6.3%
Acuity Brands, Inc.	1,200	57,696
Belden, Inc.	2,000	67,760
General Cable Corp. *	750	45,637
		171,093
Machinery—8.0%
Albany International Corp.	2,250	65,250
Kadant, Inc. *	1,350	30,510
Kennametal, Inc.	1,350	43,942
Lincoln Electric Holdings, Inc.	350	27,545
RBC Bearings, Inc. *	1,450	48,314
		215,561
Road & Rail—3.8%
Marten Transport Ltd. *	6,450	103,007
Total Industrials		643,407
Information Technology—10.3%
Communications Equipment—1.7%
CommScope, Inc. *	850	44,855
Computers & Peripherals—1.0%
Quantum Corp. *	21,000	28,350
Electronic Equipment & Instruments—3.9%
GSI Group, Inc. *	6,600	51,216
Keithley Instruments, Inc.	5,700	54,150
		105,366
Semiconductors & Semiconductor Equipment—3.7%
Mattson Technology, Inc. *	6,900	32,844
Standard Micosystems Corp. *	2,500	67,875
		100,719
Total Information Technology		279,290
Materials—18.5%
Chemicals—1.3%
Ferro Corp.	1,900	35,644
Containers & Packaging—3.5%
Temple-Inland, Inc.	8,350	94,104

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Metals & Mining—1.4%
Century Aluminum Co. *	575	$38,232
Paper & Forest Products—12.3%
AbitibiBowater, Inc.	2,912	27,169
Buckeye Technologies, Inc. *	5,200	43,992
Domtar Corp. *	6,900	37,605
Glatfelter	2,000	27,020
Sappi Ltd., ADR	9,050	107,605
Wausau Paper Corp.	11,534	88,927
		332,318
Total Materials		500,298
Total Common Stocks (Cost—$3,103,327)		2,641,257

	Principal Amount	Value
Short-Term Securities—1.4%
Repurchase Agreement **—1.4%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $38,429 (Cost—$38,427)	$38,427	$38,427
Total Investments—99.0% (Cost—$3,141,754)		2,679,684
Other Assets Less Liabilities—1.0%		26,601
Net Assets—100.0%		$2,706,285

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

The first half of 2008 has seen its share of market swings. Investors have been struggling to figure out how long the troubles in the financial sector will impact the stock market. This has caused its share of rallies and corrections throughout the first six months of the year. The balancing act between whether the worst is yet to come, or if actions taken by the Federal Reserve will be enough to prevent a severe economic downturn, has created a tough environment for investors. It appeared that the market had finally bottomed after the bailout of a major financial institution in March. However, fears over more financial instability as well as persistently high energy and other commodity prices sent the market lower by the end of the period. Overall, most indices finished lower for the first half of 2008. One of the few bright spots was the energy sector, which was up over 30% in the Russell 2500 Growth Index.

The outlook for the second half of 2008 remains cloudy. High energy costs should continue to negatively impact consumer demand and, combined with other commodity cost increases, may dampen overall corporate profitability. With markets down considerably for the year, the possibility exists, however, that most of the negative sentiment is already incorporated into existing stock prices. If this is the case, any positive developments on the economic front could elevate stock prices similar to the response at the beginning of this quarter. Although gains in the past quarter were mainly concentrated in select areas of the investment universe, we feel that there are still attractive companies in all of the sectors that we follow. We will continue to seek out and invest in those companies that we perceive to have the ability to generate strong earnings and revenue growth.

Factors Affecting Portfolio Performance

The Portfolio fell over the first six months of 2008 with performance that trailed that of its benchmark, the Russell 2500 Growth Index. Unfavorable stock selection was the main reason for the underperformance. However, sector allocation was also a hindrance to performance. Strong stock selection in the healthcare sector was unable to overcome weakness in the consumer non-durables, consumer services and technology sectors. Most of the weakness in sector allocation was a result of the underweight position in the energy sector. While the Portfolio is overweight the oil services names within the sector, it remains underweight the exploration and production stocks leading to an underweight position in the energy sector.

Energy-related stocks were well represented among the best performing stocks in the Portfolio over the past six months. Carbo Ceramics and North American Energy Partners each rose significantly based on a perceived future increase in demand for their services and products. The continued growth in demand for commodities has made it more enticing for companies to extract minerals from the ground. Mining equipment company, Bucyrus International, has been a big beneficiary of this trend as it continues to see strong demand for its products used to extract commodities. Another top contributor to performance for the period was APP Pharmaceuticals. The pharmaceutical company continues to benefit from the potential increase in sales of its therapeutic drug, heparin, as a result of manufacturing problems and recall of a competitive product.

Acadia Pharmaceuticals was among the worst performing stocks during the period. It declined due to its developmental drug for schizophrenia failing a mid-stage trial. We continue to hold this stock due to our belief that it was oversold after its disappointing results. Online photo service, Shutterfly, also detracted from performance. We decided to exit the position due to disappointing financial results and threats of increased competition. Middleby has been feeling the pressure lately as well. The manufacturer of food service equipment was hurt due to lower than expected guidance over concern that restaurants will slow spending on equipment.

The preceding commentary was prepared by the Portfolio's sub-adviser, Delaware Management Company.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Delaware Small-Mid Cap Growth Portfolio	(11.34)%	(10.57)%	9.39%	5.68%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell 2500 Growth Index	(7.86)%	(9.20)%	11.61%	10.33%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
United Therapeutics Corp.	4.0%
Bucyrus International, Inc.	3.5
APP Pharmaceuticals, Inc.	3.0
Wright Medical Group, Inc.	2.9
Solera Holdings, Inc.	2.6
Microsemi Corp.	2.6
Waddell & Reed Financial, Inc.	2.4
Data Domain, Inc.	2.4
Concur Technologies, Inc.	2.3
OSI Pharmaceuticals, Inc.	2.2
Total	27.9%

Holdings by Sector	Percentage of Net Assets
Information Technology	27.9%
Health Care	27.1
Industrials	14.6
Consumer Discretionary	9.8
Energy	8.3
Financials	8.0
Materials	0.9
Other#	3.4
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—96.6%
Consumer Discretionary—9.8%
Hotels, Restaurants & Leisure—4.4%
Red Robin Gourmet Burgers, Inc. *	500	$13,870
Sonic Corp. *	1,100	16,280
Texas Roadhouse, Inc. (Class A) *	2,000	17,940
Wynn Resorts Ltd.	200	16,270
		64,360
Specialty Retail—3.6%
Gymboree Corp. *	500	20,035
J. Crew Group, Inc. *	700	23,107
Pacific Sunwear of California *	1,200	10,236
		53,378
Textiles, Apparel & Luxury Goods—1.8%
Lululemon Athletica, Inc. *	900	26,154
Total Consumer Discretionary		143,892
Energy—8.3%
Energy Equipment & Services—8.3%
CARBO Ceramics, Inc.	450	26,258
CIE Generale De Geophysique-Veritas (ADR) *	406	19,167
Core Laboratories NV *	200	28,470
Helix Energy Solutions Group, Inc. *	600	24,984
North American Energy Partners, Inc. *	1,100	23,848
Total Energy		122,727
Financials—8.0%
Capital Markets—4.0%
Investment Technology Group, Inc. *	700	23,422
Waddell & Reed Financial, Inc.	1,000	35,010
		58,432
Commercial Banks—1.5%
Webster Financial Corp.	400	7,440
Whitney Holding Corp.	800	14,640
		22,080
Diversified Financial Services—0.7%
Nasdaq Stock Market, Inc. (The) *	400	10,620
Insurance—1.8%
Delphi Financial Group	600	13,884
Hanover Insurance Group, Inc. (The)	300	12,750
		26,634
Total Financials		117,766
Health Care—27.1%
Biotechnology—13.8%
Cepheid, Inc. *	800	22,496
Cubist Pharmaceuticals, Inc. *	500	8,930
Isis Pharmaceuticals, Inc. *	1,500	20,445
Martek Biosciences Corp. *	500	16,855
Medarex, Inc. *	3,300	21,813
Onyx Pharmaceuticals, Inc. *	600	21,360
OSI Pharmaceuticals, Inc. *	800	33,056
United Therapeutics Corp. *	600	58,650
		203,605

	Shares	Value
Health Care Equipment & Supplies—7.0%
Align Technology, Inc. *	1,300	$13,637
Conceptus, Inc. *	1,000	18,490
Hologic, Inc. *	500	10,900
Immucor, Inc. *	700	18,116
Wright Medical Group, Inc. *	1,500	42,615
		103,758
Health Care Providers & Services—1.7%
Emergency Medical Services Corp. *	1,100	24,893
Health Care Technology—1.6%
Trizetto Group, Inc. *	1,100	23,518
Pharmaceuticals—3.0%
APP Pharmaceuticals, Inc. *	2,600	43,472
Total Health Care		399,246
Industrials—14.6%
Aerospace & Defense—1.3%
Hexcel Corp. *	1,000	19,300
Commercial Services & Supplies—4.8%
Advisory Board Co. (The) *	500	19,665
Cenveo, Inc. *	1,600	15,632
EnergySolutions, Inc.	700	15,645
Geo Group, Inc. (The) *	900	20,250
		71,192
Machinery—7.2%
Bucyrus International, Inc.	700	51,114
Dynamic Materials Corp.	600	19,770
Middleby Corp. *	400	17,564
Trinity Industries, Inc.	500	17,345
		105,793
Road & Rail—1.3%
J.B. Hunt Transport Services, Inc.	600	19,968
Total Industrials		216,253
Information Technology—27.9%
Communications Equipment—3.3%
F5 Networks, Inc. *	1,000	28,420
TeleTech Holdings, Inc. *	1,000	19,960
		48,380
Computers & Peripherals—2.4%
Data Domain, Inc. *	1,500	34,995
Electronic Equipment & Instruments—3.9%
Itron, Inc. *	300	29,505
Mettler Toledo International, Inc. *	300	28,458
		57,963
Internet Software & Services—2.3%
Akamai Technologies, Inc. *	400	13,916
Omniture, Inc. *	1,100	20,427
		34,343

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Semiconductors & Semiconductor Equipment—7.2%
Atheros Communications, Inc. *	900	$27,000
Cavium Networks, Inc. *	1,300	27,300
Microsemi Corp. *	1,500	37,770
Silicon Laboratories, Inc. *	400	14,436
		106,506
Software—8.8%
Concur Technologies, Inc. *	1,000	33,230
Informatica Corp. *	1,600	24,064
Nuance Communications, Inc. *	800	12,536
Salesforce.com, Inc. *	300	20,469
Solera Holdings, Inc. *	1,400	38,724
		129,023
Total Information Technology		411,210
Materials—0.9%
Metals & Mining—0.9%
Carpenter Technology Corp.	300	13,095
Total Common Stocks (Cost—$1,327,060)		1,424,189

	Principal Amount	Value
Short-Term Securities—4.4%
Repurchase Agreement **—4.4%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $ 65,056 (Cost—$65,052)	$65,052	$65,052
Total Investments—101.0% (Cost $1,392,112)		1,489,241
Liabilities in Excess of Other Assets—(1.0)%		(15,406)
Net Assets—100.0%		$1,473,835

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

International stocks were highly volatile through the first half of 2008, amid cycles of optimism and pessimism concerning the status of the global economy. Despite the U.S. Federal Reserve's efforts to mitigate liquidity concerns within the financials sector, the sector continued to weaken, as highlighted by the run on Bear Stearns. As a result, the Fed became more aggressive and cut the federal funds rate by 200 basis points during the first half. These interest rate cuts, along with the bailout of Bear Stearns, sparked a short rally from mid-March into May. Investor optimism was, however, misplaced. World equity markets fell heavily from mid-May to the end of the half, as a plethora of concerns weighed on investor sentiment. Chief among these worries was an oil price that climbed unchecked to breach $140 per barrel towards the end of June, contributing to concerns that the global economy may be entering a stagflationary period of lower growth and higher inflation. In Europe, Eurozone consumer price inflation hit a 16-year high of 4.0%, as commodity prices continued to climb. Elsewhere, fears persisted over the state of the U.S. economy, as home prices continued to record significant decreases and a key consumer confidence measure touched a 16-year low.

From a sector perspective, the financials remained in the eye of the storm as the worst-performing sector, with a number of European banks compelled to undertake rights issues to repair balance sheets that had been badly damaged by sub-prime mortgage-backed trading. The energy and materials sectors advanced significantly on the back of higher oil and gas prices. The consumer staples sector failed to play its usual safe-haven role during market turbulence; a confluence of rising input costs, fears of a significant consumer slowdown, and questions concerning the previously popular notion that emerging markets had "decoupled" from the developed world, collectively conspired to challenge the valuation premium of these stocks to varying degrees.

Factors Affecting Portfolio Performance

The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the six months ended June 30, 2008. The Portfolio's underweight exposure to the strong-performing materials sector hurt relative returns over the period. Materials stocks, particularly mining companies, continued their positive run on the back of many commodities reaching new cycle highs, production bottlenecks and earnings upgrades.

Although overall stock selection within the energy sector had a detrimental effect upon the Portfolio, some of the oil stocks held within the Portfolio benefited from the surging oil price and added value, such as Total and ENI. The Portfolio's overweight exposure to the sector helped returns as well.

Despite the financials sector being the worst performing for the period, the Portfolio's underweight exposure to and stock selection within the sector added to performance. Though some of our positions were negative, avoiding many of the banking stocks that have been significantly hurt by the sub-prime crisis proved helpful, as many companies in the sector were down due to negative sentiment and investor worries about balance-sheet strength.

In the industrials sector, the British defense and aerospace company BAE Systems declined on news that the U.K. Serious Fraud Office's investigation into alleged corruption associated with arms sales might be reopened.

Semiannual Portfolio Drivers

Helped

+ An overweight position in the energy sector

+ An underweight position and stock selection in the financials sector

Hurt

- An underweight exposure to the materials sector

- Stock selection in the energy sector

- Stock selection in the industrials sector

The preceding commentary was prepared by the Portfolio's sub-adviser, Lazard Asset Management LLC.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Lazard International Portfolio	(10.63)%	(10.98)%	12.44%	9.53%
MSCI EAFE Index	(10.58)%	(10.15)%	17.16%	12.93%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Novartis AG, ADR	4.6%
E.ON AG, ADR	3.9
Roche Holding AG, ADR	3.9
Nestle SA, ADR (Registered)	3.7
ENI S.p.A., ADR	3.7
Total SA, ADR	3.4
Royal Dutch Shell plc, ADR	3.4
Canon, Inc., ADR	3.4
BP plc, ADR	3.3
Suez SA, ADR	3.2
Total	36.5%

Holdings by Sector	Percentage of Net Assets
Consumer Staples	18.1%
Financials	15.6
Energy	13.8
Health Care	12.5
Industrials	9.7
Telecommunications Services	9.4
Information Technology	7.6
Utilities	7.1
Consumer Discretionary	2.4
Materials	0.9
Other#	2.9
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—97.1%
Canada—2.5%
Telus Corp.	2,150	$86,709
Finland—2.3%
Nokia OYJ, ADR	3,320	81,340
France—11.1%
Groupe Danone, ADR	6,075	84,746
Sanofi-Aventis, ADR	2,030	67,457
Suez SA, ADR	1,650	112,118
Total SA, ADR	1,400	119,378
		383,699
Germany—10.8%
Adidas AG, ADR	1,700	53,380
Allianz SE, ADR	4,200	73,290
Daimler AG	455	28,060
E.ON AG, ADR	2,014	134,938
Siemens AG, ADR	750	82,597
		372,265
Ireland—0.9%
CRH plc, ADR	1,050	29,967
Italy—4.5%
ENI S.p.A., ADR	1,705	126,562
Intesa Sanpaolo S.p.A., ADR	900	30,465
		157,027
Japan—8.9%
Canon, Inc., ADR	2,300	117,783
Hoya Corp., ADR	1,200	27,600
Mitsubishi Corp., ADR	1,115	73,311
Sumitomo Mitsui Financial Group, Inc., ADR	11,930	88,879
		307,573
Netherlands—6.4%
Heineken NV, ADR	1,350	34,290
Royal Dutch Shell plc, ADR	1,450	118,479
TNT N.V., ADR	2,000	68,020
		220,789
Singapore—4.8%
DBS Group Holdings Ltd., ADR	995	55,023
Singapore Telecommunications Ltd., ADR	4,195	111,000
		166,023
Spain—1.0%
Banco Santander SA, ADR	1,950	35,471
Sweden—1.0%
Telefonaktiebolaget LM Ericsson, ADR	3,400	35,360
Switzerland—15.9%
Nestle SA, ADR (Registered)	1,135	128,085
Novartis AG, ADR	2,900	159,616
Roche Holding AG, ADR	1,494	133,773
UBS AG (Registered) *	3,150	65,079
Zurich Financial Services AG, ADR	2,550	64,770
		551,323

	Shares	Value
United Kingdom—27.0%
BAE Systems plc, ADR	3,150	$111,195
BP plc, ADR	1,650	114,790
British American Tobacco plc, ADR	1,000	69,250
Diageo plc, ADR	1,400	103,418
GlaxoSmithKline plc, ADR	1,660	73,405
HSBC Holdings plc, ADR	473	36,279
Imperial Tobacco Group plc, ADR	940	69,795
Prudential plc, ADR	4,335	91,989
Tesco plc, ADR	1,640	36,162
Unilever plc, ADR	3,550	100,856
Vodafone Group plc, ADR	4,335	127,709
		934,848
Total Common Stocks (Cost—$3,252,652)		3,362,394
	Principal Amount
Short-Term Securities—0.8%
Repurchase Agreement **—0.8%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $26,803 (Cost—$26,801)	$26,801	26,801
Total Investments—97.9% (Cost—$3,279,453)		3,389,195
Other Assets Less Liabilities—2.1%		74,332
Net Assets—100.0%		$3,463,527

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

The MSCI EAFE Index fell 10.6% in U.S. dollar terms for the six-month period ended June 30, 2008. Global equity markets experienced extreme volatility, stemming from investors' heightened aversion to risk, a fragile financial sector and fear of global economic slowdown. A number of financial institutions found themselves still scrambling for funds, as a slew of U.S. and U.K. banks posted losses related to sub-prime exposure.

The most notable feature of the past six months was the continuing upward movement in oil prices, which started the quarter at a little over $100 a barrel and ended at $140. This had significant ramifications for underlying gas prices and global inflation. Food prices continued to soar, largely due to significant supply-and-demand imbalances in certain geographies, and unseasonably wet weather and major floods in Midwestern U.S. agricultural areas, leading to investor concerns about further global inflationary pressures.

While higher energy costs, material input costs and food costs are to some extent all interrelated, there are other discrete factors at work, which in many cases show no signs of abatement. Very simplistically, demand is outstripping supply and, while a global slowdown will redress some of these imbalances, structural forces suggest that ongoing tightness will likely become an ongoing feature of these markets. Policymakers have a more acute need to keep a lid on inflationary forces while addressing slowing economies – all within the context of a financial system that is still very capital-constrained due to poor leveraged lending in recent years.

Factors Affecting Portfolio Performance

The Portfolio performed better than the benchmark for the six-month period ended June 30, 2008. From a regional perspective, exposure to stocks domiciled in the emerging markets was beneficial, while stock selection in the U.K. hurt returns. Sector-wise, financials and energy contributed to performance, but materials and industrials detracted.

At a stock level, the top contributor for the period was Petrobras, a Brazilian energy company. The company benefited from record highs in oil prices. Having been concerned that high prices would fail to be passed on to consumers in Brazil, we were delighted to see significant domestic price hikes. The company's upgrade to investment grade was also a positive, recognizing the country's ongoing emergence. Good drilling results in the Santos basin likely will allow this positive momentum to continue as wells are drilled in the second half of the year.

On the downside, Wolseley, a U.K. distributor of plumbing and heating fixtures, detracted from performance. The company's shares continued to fall, as the slump in U.S. construction activity undermined business and showed signs of spreading to Europe. The company, which gets half its revenues from North America, reported a decline in net income for the fiscal first half ended January 2008. In an effort to deal with the pullback, management aggressively cut costs, reduced headcount and scaled back plans for new store openings.

The preceding commentary was prepared by the Portfolio's sub-adviser, J.P. Morgan Investment Management Inc.

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/JPMorgan International Equity Portfolio	(9.83)%	(9.57)%	13.51%	10.73%
MSCI EAFE Index	(10.58)%	(10.15)%	17.16%	12.93%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Total SA	4.1%
Vodafone Group plc	2.8
E.ON AG	2.7
HSBC Holdings plc	2.7
Nestle SA (Registered)	2.5
Royal Dutch Shell plc (Class A)	2.2
BHP Billiton Ltd.	2.1
ENI S.p.A	2.1
Mitsubishi Corp.	2.0
Tesco plc	1.9
Total	25.1%

Holdings by Sector	Percentage of Net Assets
Financials	21.1%
Industrials	13.5
Energy	11.5
Materials	10.5
Consumer Discretionary	8.8
Health Care	8.5
Consumer Staples	8.0
Information Technology	7.6
Telecommunication Services	5.3
Utilities	3.7
Other#	1.5
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—98.5%
Australia—2.6%
BHP Billiton Ltd.	1,401	$59,627
Rio Tinto Ltd.	98	12,680
		72,307
Belgium—1.1%
Dexia SA	1,011	16,097
Fortis	983	15,634
		31,731
Brazil—2.6%
Cia Vale do Rio Doce, ADR	840	30,089
Petroleo Brasileiro SA, ADR	596	42,214
		72,303
Egypt—0.2%
Orascom Construction Industries, GDR	41	5,551
Finland—1.7%
Nokia OYJ	1,925	47,052
France—13.1%
Accor SA	351	23,317
AXA SA	1,257	37,039
BNP Paribas	486	43,748
Cie de Saint-Gobain	307	19,013
Imerys SA	261	18,847
Lafarge SA	251	38,274
Pernod-Ricard SA	304	31,022
Sanofi-Aventis SA	383	25,450
Suez SA	200	13,557
Total SA	1,338	113,888
		364,155
Germany—9.5%
Bayer AG	400	33,655
Deutsche Post AG	979	25,561
E.ON AG	376	75,780
Linde AG	158	22,193
RWE AG	100	12,626
SAP AG	701	36,688
Siemens AG (Registered)	412	45,674
Symrise AG	550	11,948
		264,125
Greece—0.6%
Piraeus Bank SA	628	17,092
Hong Kong—1.4%
Esprit Holdings Ltd.	2,200	22,907
Hang Lung Properties Ltd.	5,000	16,052
		38,959
Israel—0.5%
Teva Pharmaceutical Industries Ltd., ADR	320	14,656
Italy—3.8%
ENI S.p.A	1,543	57,323
Intesa Sanpaolo S.p.A.	4,478	25,457
UniCredito Italiano S.p.A.	3,869	23,534
		106,314

	Shares	Value
Japan—20.4%
Astellas Pharma, Inc.	800	$34,020
Canon, Inc.	800	41,181
Daikin Industries Ltd.	400	20,225
East Japan Railway Co.	3	24,436
Honda Motor Co., Ltd.	1,200	40,952
Japan Tobacco, Inc.	7	29,854
Komatsu Ltd.	900	25,134
Mitsubishi Corp.	1,700	56,016
Mitsubishi UFJ Financial Group, Inc.	2,000	17,675
Mitsui Fudosan Co., Ltd.	1,000	21,403
Murata Manufacturing Co., Ltd.	500	23,589
Nidec Corp.	400	26,644
Nissan Motor Co., Ltd.	1,700	14,119
Nitto Denko Corp.	400	15,376
Nomura Holdings, Inc.	1,500	22,213
Shin-Etsu Chemical Co., Ltd.	600	37,233
SMC Corp.	200	21,951
Sony Corp.	900	39,450
Sumitomo Corp.	2,600	34,159
Sumitomo Mitsui Financial Group, Inc.	3	22,561
		568,191
Mexico—1.4%
America Movil SAB de CV, ADR	366	19,307
Fomento Economico Mexicano SAB de CV, ADR	450	20,479
		39,786
Netherlands—5.5%
ING Groep NV, CVA, ADR	990	31,302
Koninklijke Phillips Electronics NV	898	30,411
Reed Elsevier NV	1,798	30,091
Royal Dutch Shell plc (Class A)	1,500	61,339
		153,143
Norway—0.6%
Norsk Hydro ASA	1,100	16,040
South Korea—0.5%
Samsung Electronics Co., Ltd, GDR (a)	50	14,937
Spain—3.4%
Banco Bilbao Vizcaya Argentaria SA	1,332	25,380
Inditex SA	400	18,336
Telefonica SA	1,910	50,546
		94,262
Switzerland—10.2%
ABB Ltd. *	1,207	34,165
Adecco SA (Registered)	477	23,579
Holcim Ltd. (Registered)	369	29,827
Nestle SA (Registered)	1,520	68,498
Novartis AG (Registered)	841	46,282
Roche Holdings AG	283	50,876
Zurich Financial Services AG (Registered)	127	32,367
		285,594

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/JPMorgan International Equity Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Taiwan—0.8%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR *	1,942	$21,187
United Kingdom—18.6%
Barclays plc	4,013	22,768
BG Group plc	1,794	46,622
British Land Co. plc REIT	859	12,080
Burberry Group plc	2,800	25,183
GlaxoSmithKline plc	1,422	31,435
HSBC Holdings plc	4,800	73,986
ICAP plc	2,523	27,025
Man Group plc	2,987	36,900
Standard Chartered plc	1,721	48,738
Tesco plc	7,139	52,217
Vodafone Group plc	26,234	77,294
WM Morrison Supermarkets plc	4,257	22,441
Wolseley plc	1,621	12,078
WPP Group plc	3,192	30,502
		519,269
Total Common Stocks (Cost—$2,879,821)		2,746,654

	Shares	Value
Short-Term Securities—0.5%
Investment Company—0.5%
Federated Prime Obligation Fund yield 2.65% (Cost—$14,278)	14,278	$14,278
Total Investments—99.0% (Cost—$2,894,099)		2,760,932
Other Assets Less Liabilities—1.0%		26,787
Net Assets—100.0%		$2,787,719

*  Non-income producing security.

(a)  Security may be offered and sold to qualified institutional buyers under rule 144A of the Securities Act of 1933.

Glossary:

ADR—American Depositary Receipt.

CVA—Dutch Certificate.

GDR—Global Depositary Receipt.

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

As 2007 came to a close, weakness in residential housing, the implosion of the sub-prime mortgage market, and the strained balance sheets of financial institutions led to recessionary fears. A flight to quality occurred, as investors sought the safety of U.S. government assets. This drove the yield on the benchmark 10-Year U.S. Treasury down 72 basis points to a period low, on March 17th, of 3.3%. Rampant risk aversion, on the part of investors, culminated late in March as a major financial institution fell victim to too much leverage and illiquidity. Emergency financial support by the Federal Reserve Bank of New York along with aid from the private sector was needed and resulted in a distressed buyout of the beleaguered firm.

After the perceived "Fed Bailout" investor confidence improved leading to an ease in the credit market crisis as liquidity was gradually restored. More recently, skyrocketing energy and food costs, a decreasing U.S. dollar, and a worsening labor market have led to mounting concerns for the U.S. consumer. In May, the U.S. unemployment rate posted its sharpest one-month increase in 22 years, rising to 5.5%, while nonfarm payroll jobs fell again for a fifth consecutive monthly decline.

Throughout the period, The Federal Reserve Board (Fed) was attempting to ease the liquidity crisis by aggressively cutting the overnight interbank lending rate (Fed funds rate). The Fed lowered the funds rate five times between January and April by a cumulative 225 basis points to 2.0%. The Fed's policy of monetary ease was confined not merely to rate cuts. Various Fed sponsored programs aimed at injecting liquidity into the markets were announced.

Recent remarks by Fed Chairman Ben Bernanke expressed concerns about rising inflation and the weakening U.S. dollar. The Chairman's remarks suggested that the Fed is unlikely to lower official interest rates further; however, the monetary authorities appear equally unlikely to contemplate higher rates until there is more evidence of stabilization in the residential housing market.

Factors Affecting Portfolio Performance

The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Government Master Bond Index, for the six months ended June 30, 2008.

In many respects bond market dynamics in the second quarter were the mirror image of those at play in the first quarter. Not only did Treasury yields generally decline in the first quarter and rise in the second, but credit spreads ballooned out in the first three months of the year and recovered materially in the last three months as investor confidence was restored by the Fed's late-March actions.

Notwithstanding their triple-A rating, mortgage-backed securities (MBS) guaranteed by the Government-sponsored enterprises (GSEs) Fannie Mae and Freddie Mac suffered during the first quarter from the credit contagion spawned by the crisis in the sub-prime lending sector. However, during the past three months the excess yield (yield available from a security minus the yield of a comparable maturity Treasury) of MBS narrowed significantly. At their widest the excess yield of MBS reached 1.6% over Treasuries in March before narrowing back to 0.7% during May. Over the course of the first half as a whole, our decision to overweight the MBS sector versus Treasuries detracted from relative performance. The Portfolio's MBS holdings consisted mainly of fixed rate mortgages which underperformed adjustable rate mortgages (ARMS) over the period by 116 basis points.

While we remained underweight the benchmark in agency debentures, our decision to hold these assets in lieu of U.S. Treasuries hurt performance relative to the benchmark. U.S. Treasuries outperformed both agency debentures and MBS on an absolute basis by over 30 basis points over the period. Based on favorable valuations, we continue to add to the Portfolio in non-Treasury (spread) sectors.

For now, it appears that monetary policy will remain on hold. The Fed is clearly heightening its vigilance about the threat of inflation and looking for signs that the economy has bottomed and will reembark on an improving growth trend in the second half of the year based on the fiscal and monetary stimulus provided to date. We continue to believe that the excess yield of MBS offers a compelling risk-return trade-off, and so we will continue to maintain an overweight versus Treasuries.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord, Abbett & Co. LLC.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Lord Abbett Government Securities Portfolio	1.09%	7.48%	3.37%	4.17%
Merrill Lynch U.S. Domestic Master Bond Index	1.33%	7.57%	3.96%	5.06%
Merrill Lynch U.S. Government Master Bond Index	2.05%	9.78%	3.82%	4.99%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Federal National Mortgage Assn. 5.50% due 04/01/36	10.8%
Federal Home Loan Mortgage Corp. 5.00% due 07/15/23	10.0
Government National Mortgage Assn. 5.50% due 07/15/36	10.0
Federal National Mortgage Assn. 5.50% due 05/01/36	5.7
Federal Home Loan Bank System 5.13% due 08/14/13	5.6
Federal National Mortgage Assn. 5.50% due 04/01/36	5.0
Federal National Mortgage Assn. 4.63% due 10/15/13	4.6
Federal Home Loan Bank System 5.50% due 08/13/14	4.2
Federal Home Loan Mortgage Corp. 5.50% due 07/25/37	3.0
Federal Home Loan Mortgage Corp. 5.00% due 09/01/20	2.6
Total	61.5%

** Excluding short-term securities and/or cash equivalents.

Asset Mix by Issuer**	Percentage of Fixed Income Investments
U.S. Government Agencies	91.7%
U.S. Government Treasuries	8.3
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)

	S&P Rating	Principal Amount	Value
U.S. Government Securities—98.5%
U.S. Government Agencies—14.3%
Federal Home Loan Bank System 5.13% due 08/14/13	AAA	$345,000	$359,896
5.50% due 08/13/14	AAA	255,000	270,899
Federal National Mortgage Assn. 4.63% due 10/15/13	AAA	290,000	295,624
			926,419
U.S. Government Agencies—Collateralized Mortgage Obligations—0.2%
Federal National Mortgage Assn.
2.93% due 03/25/09 (a)	AAA	9,787	9,780
3.32% due 10/25/08 (a)	AAA	5,422	5,426
			15,206
U.S. Government Agencies—Mortgage Backed Securities—75.8%
Federal Home Loan Mortgage Corp.
5.00% due 07/15/23 TBA	AAA	655,000	646,812
5.00% due 04/01/20	AAA	34,952	34,696
5.00% due 09/01/20	AAA	172,171	170,908
5.00% due 10/01/20	AAA	181,403	180,072
5.00% due 11/01/20	AAA	57,856	57,432
5.00% due 04/01/21	AAA	64,769	64,132
5.00% due 06/01/23	AAA	69,999	69,223
5.50% due 08/14/23 TBA	AAA	80,000	80,425
5.50% due 09/01/18	AAA	80,101	81,228
5.50% due 10/01/20	AAA	57,310	57,911
5.50% due 03/01/21	AAA	93,249	93,935
5.50% due 06/01/21	AAA	50,673	51,046
5.50% due 07/25/37 TBA	AAA	200,000	197,126
5.68% due 11/01/35 (a)	AAA	35,554	36,294
6.15% due 06/01/36 (a)	AAA	46,573	47,583
6.50% due 08/01/32	AAA	2,257	2,346
Federal National Mortgage Assn.
5.00% due 05/01/21	AAA	78,520	77,944
5.25% due 10/01/35 (a)	AAA	79,055	80,151
5.49% due 04/01/36 (a)	AAA	33,034	33,614
5.50% due 01/01/37	AAA	93,577	92,405
5.50% due 04/01/17	AAA	11,066	11,242
5.50% due 04/01/36	AAA	1,079,326	1,065,814
5.50% due 05/01/36	AAA	442,026	436,492
5.50% due 07/01/35	AAA	59,208	58,541
5.50% due 07/01/37	AAA	87,523	86,381
5.50% due 12/01/35	AAA	90,301	89,214
5.52% due 04/01/36 (a)	AAA	40,084	40,794
5.53% due 04/01/36 (a)	AAA	36,030	36,660
5.73% due 09/01/36 (a)	AAA	67,528	69,080
5.73% due 10/01/36 (a)	AAA	43,441	44,527
5.76% due 10/01/36 (a)	AAA	65,615	67,199
5.93% due 05/01/36 (a)	AAA	28,415	28,942
5.94% due 12/01/36 (a)	AAA	73,294	74,658

	S&P Rating	Principal Amount	Value
Government National Mortgage Assn.
5.50% due 07/15/36	AAA	$647,212	$645,365
7.00% due 02/15/31	AAA	1,256	1,337
			4,911,529
U.S. Government Treasuries—8.2%
U.S. Treasury Bonds
4.50% due 02/15/36	AAA	125,000	124,111
4.75% due 02/15/37	AAA	101,000	104,298
5.00% due 05/15/37	AAA	44,000	47,286
U.S. Treasury STRIPS
due 2/15/36 PO	AAA	240,000	68,334
U.S. Treasury Notes
3.88% due 05/15/18	AAA	168,000	166,596
4.00% due 02/15/14	AAA	20,000	20,627
			531,252
Total U.S. Government Securities (Cost—$6,344,904)			6,384,406
Short-Term Securities—15.4%
Repurchase Agreement **—15.4%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $996,592 (Cost—$996,528)		956,528	996,528
Total Investments—113.9% (Cost—$7,341,432)			7,380,934
Liabilities in Excess of Other Assets—(13.9)%			(897,978)
Net Assets—100%			$6,482,956

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

(a)  Floating rate security - rate disclosed is as of June 30, 2008.

Glossary:

PO—Principal only.

STRIPS—Separate Trading of Registered Interest and

Principal of Securities.

TBA—Security is subject to delayed delivery.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

Against a backdrop of declining short-term interest rates and continued weakness in the housing and sub-prime mortgage markets, investment-grade fixed income securities recorded modest gains for the six months ended June 30, 2008. The broad-market Merrill Lynch U.S. Domestic Master Bond Index was up 1.3% during the period.

Amid fears of economic recession resulting primarily from the fallout from the troubled U.S. housing and sub-prime mortgage markets and rising energy prices, the Federal Reserve Board (Fed) cut the target federal funds rate in four increments totaling 225 basis points (2.3%) from 4.3% to 2.0% between January 22nd and April 30th, 2008. Increased global demand and the relative weakening of the U.S. dollar led to record-high oil prices during the last several months of the period. Consequently, gasoline prices repeatedly set new highs.

The U.S. Treasury yield curve began the six-month period with a moderately positive slope (i.e., long-term yields were slightly higher than short-term yields). During the six-month period, the yield curve steepened somewhat as short-term yields modestly declined while yields in the long end were virtually flat.

Recent economic data have fueled inflation concerns. According to the U.S. Department of Labor, the Consumer Price Index (CPI) rose at a seasonally adjusted rate of 0.6% in May 2008. The indexes for energy and transportation increased 4.4% and 2.0%, respectively. However, the index for all items less food and energy was up just 0.2% for the month. The overall CPI advanced at an unadjusted rate of 4.2% over the preceding 12-month period.

U.S. gross domestic product (GDP) grew at an annualized rate of 0.9% in the first quarter of 2008, according to preliminary estimates released by the Bureau of Economic Analysis of the Department of Commerce. This outpaced the 0.6% rise in the GDP during the fourth quarter of 2007. The up tick in the GDP growth rate for the first quarter resulted primarily from an increase in inventory investment, while a deceleration in personal consumption expenditures had a negative impact.

Factors Affecting Portfolio Performance

The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Domestic Master Bond Index for the six months ended June 30, 2008.

Factors having a positive effect on the Portfolio included our yield curve steepener trade, as spreads widened between the short and long end of the curve. More specifically, we positioned the Portfolio with a 5's versus 20's steepener. We continue to tactically trade both duration and curve positioning and were neutral in regards to both at the end of the period. The strategy also benefited from an underweight to the agency sector as spreads widened versus treasuries during the period.

Our exposure to the corporate sector had a mixed impact to our performance for the six month period. Our underweight position in the early part of the period was beneficial as the sector saw substantial spread widening leading up to the Bear Stearns/JP Morgan event, with spreads on the ML Corporate Master Index widening by almost 100 bps during Q1. As spreads reached historic wides late in the quarter, we reduced our underweight to corporates, primarily via the new issue market with attractive yield premiums relative to the secondary market. The Portfolio benefited as spreads tightened during most of the second quarter. However, an overweight to the financial sector neutralized the positives of being underweight the corporate sector as financials under performed. We continue to be underweight in corporate debt, and will be selective towards the sector as new issue premiums continued to shrink and valuations in other sectors remain more attractive.

Aside from our financial exposure the largest detractors from performance were our overweights to high-quality spread assets, particularly commercial mortgage backed securities (CMBS), mortgage backed securities (MBS), and asset-backed securities (ABS). Despite their high quality, these assets suffered amid continued fallout from the housing crisis and sub-prime mortgage scare. As was the case during the latter part of 2007, generalized concerns over the mortgage market, coupled with a lack of liquidity and large investor liquidations, led to the underperformance. These asset classes have remained volatile, as the markets found some stability, post the Bear Stearns market turmoil, providing positive contributions to performance in March, April, and May, only to lose ground again at the end of the period as credit concerns reemerged. As spread sectors underperformed significantly during the first quarter we used this as an opportunity to build sizeable overweights in high-quality mortgage product, most notably AAA-rated CMBS, agency pass-throughs and select ABS issues. We maintain overweight positions in high quality spread assets, preferring to hold these assets that remain undervalued on a historical basis. We believe that as stability returns to the financial markets, spreads on these assets will tighten.

At period-end, the Portfolio was underweight in U.S. Treasury issues, U.S. agency securities and corporate securities, although we closed the gap in the corporate sector somewhat. The Portfolio maintained overweights in high-quality, spread product, including MBS, CMBS and ABS. In general, we find high-quality spread-related assets to be an attractive investment.

The preceding commentary was prepared by the Portfolio's sub-adviser, BlackRock Investment Management, LLC.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/BlackRock Fixed-Income Portfolio	0.79%	6.52%	2.58%	3.04%
Merrill Lynch U.S. Domestic Master Bond Index	1.33%	7.57%	3.96%	5.06%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Federal National Mortgage Assn. 5.50% due 11/01/36	10.5%
Federal National Mortgage Assn. 6.00% due 08/01/34	8.7
Federal Home Loan Mortgage Corp. 5.50% due 08/01/21	8.5
Federal National Mortgage Assn. 5.00% due 12/01/33	4.9
Government National Mortgage Assn. 5.50% due 07/15/38	3.4
Government National Mortgage Assn. 6.00% due 07/15/38	3.1
Federal Farm Credit Discount Notes 2.06%, due 07/01/08	3.0
Federal National Mortgage Assn. 6.50% due 07/25/36	2.9
U.S. Treasury Notes 2.50% due 03/31/13	2.7
Bank One Issuance Trust 3.35% due 03/15/11	2.4
Total	50.1%

S&P Ratings**	Percentage of Fixed Income Investments
AAA - A	36.4%
BBB - B	3.1
U.S. Government Securities	60.5
Total	100.0%
Holdings by Sector	Percentage of Net Assets
U.S. Government Securities	64.1%
Financials	29.3
Asset Backed Securities	6.3
Consumer Discretionary	1.4
Telecommunication Services	1.1
Energy	1.0
Utilities	0.8
Consumer Staples	0.7
Information Technology	0.7
Health Care	0.4
Industrials	0.2
Other#	(6.0)
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	S&P Rating	Principal Amount	Value
Fixed Income Investments — 106.0%
Asset Backed Securities — 6.3%
Bank One Issuance Trust 3.35% due 03/15/11	AAA	$200,000	$200,045
Daimler Chrysler Auto Trust 4.98% due 02/08/11	AAA	89,101	89,968
Ford Credit Auto Owner Trust 5.16% due 11/15/10	AAA	100,000	101,374
SLM Student Loan Trust 4.20% due 01/25/18 (a)	AAA	125,000	128,239
Total Asset Backed Securities			519,626
Consumer Discretionary — 1.4%
Media — 1.2%
Comcast Corp.
6.45% due 03/15/37	BBB+	15,000	13,960
6.50% due 01/15/17	BBB+	10,000	10,059
8.38% due 03/15/13	BBB+	25,000	27,519
News America Holdings, Inc. 7.75% due 01/20/24	BBB+	10,000	10,805
Time Warner Cable, Inc. 6.20% due 07/01/13	BBB+	25,000	25,422
Time Warner Cos., Inc 7.57% due 02/01/24	BBB+	10,000	10,171
			97,936
Multiline Retail — 0.2%
Target Corp. 4.88% due 05/15/18	A+	15,000	13,507
Total Consumer Discretionary			111,443
Consumer Staples — 0.7%
Beverages — 0.1%
Coca Cola Co. (The) 5.35% due 11/15/17	A+	10,000	10,080
Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc. 5.80% due 02/15/18	AA	10,000	10,354
Food Products — 0.5%
Kraft Foods, Inc. 6.13% due 02/01/18	BBB+	20,000	19,442
6.50% due 08/11/17	BBB+	20,000	20,025
			39,467
Total Consumer Staples			59,901
Energy — 1.0%
Energy Equipment & Services — 0.2%
Halliburton Co. 5.50% due 10/15/10	A	10,000	10,360
Transocean, Inc. 6.00% due 03/15/18	BBB+	10,000	10,015
			20,375

	S&P Rating	Principal Amount	Value
Oil, Gas & Consumable Fuels — 0.8%
Anadarko Petroleum Corp. 5.95% due 09/15/16	BBB-	$25,000	$25,013
6.45% due 09/15/36	BBB-	10,000	9,871
CenterPoint Energy Resources Corp. 6.15% due 05/01/16	BBB	5,000	4,930
Conoco Funding Co. 6.35% due 10/15/11	A	10,000	10,576
XTO Energy, Inc. 6.25% due 08/01/17	BBB	5,000	5,051
6.38% due 06/15/38	BBB	10,000	9,557
			64,998
Total Energy			85,373
Financials — 29.3%
Capital Markets — 3.8%
Bear Stearns Cos., Inc. 6.40% due 10/02/17	AA-	10,000	9,882
6.95% due 08/10/12	AA-	30,000	31,193
Goldman Sachs Group, Inc. 5.25% due 10/15/13	AA-	70,000	68,520
Lehman Brothers Holdings, Inc. 5.75% due 07/18/11	A	20,000	19,310
6.20% due 09/26/14	A	15,000	14,317
6.63% due 01/18/12	A	40,000	39,577
6.75% due 12/28/17	Ae	30,000	28,183
Morgan Stanley 5.30% due 03/01/13	A+	40,000	38,542
5.55% due 04/27/17	A+	20,000	17,888
6.25% due 08/28/17	A+	25,000	23,308
6.75% due 04/15/11	A+	20,000	20,516
			311,236
Commercial Banks — 2.4%
HSBC Holdings plc 5.25% due 12/12/12	A+	10,000	10,000
National Westminster Bank plc 7.38% due 10/01/09	AA-	10,000	10,284
UBS AG 5.88% due 12/20/17	AA-	70,000	68,092
Wachovia Bank NA 6.60% due 01/15/38	AA-	40,000	34,856
Wachovia Corp. 5.50% due 05/01/13	AA-	10,000	9,571
5.75% due 02/01/18	AA-	15,000	13,671
7.98% due 12/31/49 (a)	A	15,000	13,776
Wells Fargo & Co. 4.20% due 01/15/10	AA+	40,000	40,117
			200,367
Commercial MBS — 14.1%
Banc of America Commercial Mortgage, Inc. 5.12% due 07/11/43	AAA	75,000	73,995
Bear Stearns Commercial Mortgage Securities 5.69% due 06/11/50 (a)	AAA	100,000	94,246

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (continued)  (in U.S. dollars)

	S&P Rating	Principal Amount	Value
Commercial Mortgage Pass Through Certificates 4.22% due 03/10/39	AAA	$50,000	$49,098
6.01% due 12/10/49 (a)	AAA	90,000	86,139
CW Capital Cobalt Ltd. 6.02% due 05/15/46 (a)	AAA	95,000	90,854
Freddie Mac REMICS 5.50% due 05/15/29	AAA	56,695	57,566
GE Capital Commercial Mortgage Corp. 4.87% due 07/10/39 (a)	AAA	40,000	39,350
5.54% due 12/10/49	AAA	80,000	74,923
GMAC Commercial Mortgage Securities, Inc.
7.46% due 08/16/33 (a)	AAA	65,876	68,321
Greenwich Capital Commercial Funding Corp.
4.57% due 08/10/42	AAA	55,000	53,363
GS Mortgage Securities Corp. II
4.76% due 07/10/39	AAA	30,000	28,147
5.99% due 08/10/45 (a)	AAA	60,000	57,372
J.P. Morgan Chase Commercial Mortgage Securities Corp.
5.86% due 10/12/35	AAA	45,000	45,463
LB-UBS Commercial Mortgage Trust
5.35% due 11/15/38	AAA	55,000	51,850
7.37% due 08/15/26	AAA	48,290	50,099
Morgan Stanley Capital I 6.08% due 06/11/49 (a)	AAA	75,000	72,169
Salomon Brothers Mortgage Securities VII, Inc.
6.50% due 10/13/11	AAA	54,441	55,860
6.59% due 12/18/33	AAA	79,916	81,836
7.52% due 12/18/09 (a)	AAA	28,530	29,314
			1,159,965
Consumer Finance — 0.2%
SLM Corp. 4.00% due 01/15/09	BBB-	15,000	14,815
Diversified Financial Services — 7.4%
Allstate Life Global Trusts 5.38% due 04/30/13	AA	15,000	14,941
Bank of America Corp.
5.75% due 08/15/16	AA-	25,000	23,871
5.75% due 12/01/17	AA	15,000	14,087
6.00% due 09/01/17	AA	45,000	43,358
8.00% due 12/31/49 (a)	A+	25,000	23,422
8.13% due 12/31/49 (a)	A+	15,000	14,179
Citigroup Capital XXI
8.30% due 12/21/57 (a)	A	20,000	18,887
Citigroup, Inc.
4.13% due 02/22/10	AA-	25,000	24,768
5.30% due 10/17/12	AA-	35,000	34,141
5.88% due 05/29/37	Aae	10,000	8,504

	S&P Rating	Principal Amount	Value
Credit Suisse Guernsey Ltd.
5.86% due 12/31/49 (a)	A	$40,000	$33,346
EnCana Holdings Finance Corp.
5.80% due 05/01/14	A-	5,000	5,054
General Electric Capital Corp.
5.00% due 11/15/11	AAA	70,000	71,346
5.00% due 12/01/10	AAA	30,000	30,776
5.63% due 05/01/18	AAA	45,000	43,517
5.88% due 02/15/12	AAA	20,000	20,750
6.15% due 08/07/37	AAA	30,000	28,151
6.38% due 11/15/67 (a)	AA+	20,000	18,916
Goldman Sachs Capital II
5.79% due 12/31/49 (a)	A	15,000	10,430
J.P. Morgan Chase & Co.
6.13% due 06/27/17	A+	45,000	44,284
7.90% due 12/31/49 (a)	A	45,000	42,194
J.P. Morgan Chase Capital XXV
6.80% due 10/01/37	A	45,000	40,391
			609,313
Insurance — 1.4%
Allstate Corp. (The)
6.13% due 05/15/37 (a)	A-	10,000	9,073
Berkshire Hathaway Finance Corp.
4.75% due 05/15/12	AAA	15,000	15,206
Chubb Corp.
6.38% due 03/29/67 (a)	BBB+	15,000	13,721
Lincoln National Corp.
6.05% due 04/20/67 (a)	A-	15,000	12,647
Metlife, Inc.
5.38% due 12/15/12	A	35,000	35,321
5.70% due 06/15/35	A	20,000	17,635
Travelers Cos., Inc. (The)
6.25% due 03/15/37 (a)	BBB	20,000	17,183
			120,786
Total Financials			2,416,482
Health Care — 0.4%
Pharmaceuticals — 0.4%
Bristol - Myers Squibb Co.
5.88% due 11/15/36	A+	10,000	9,329
GlaxoSmithKline Capital, Inc.
4.85% due 05/15/13	A+	20,000	19,973
Total Health Care			29,302
Industrials — 0.2%
Air Freight & Logistics — 0.2%
United Parcel Service, Inc.
6.20% due 01/15/38	AA-	20,000	20,272
Information Technology — 0.7%
Computers & Peripherals — 0.3%
International Business Machines Corp.
7.50% due 06/15/13	A+	25,000	28,000

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (continued)  (in U.S. dollars)

	S&P Rating	Principal Amount	Value
Software — 0.4%
Oracle Corp.
5.75% due 04/15/18	A	$30,000	$29,974
Total Information Technology			57,974
Telecommunication Services — 1.1%
Diversified Telecommunication Services — 0.9%
AT&T, Inc.
5.50% due 02/01/18	A	15,000	14,535
6.30% due 01/15/38	A	35,000	33,067
Telefonica Europe BV
8.25% due 09/15/30	BBB+	10,000	11,480
Verizon Communications, Inc.
6.40% due 02/15/38	A	5,000	4,654
Verizon New Jersey, Inc.
5.88% due 01/17/12	A	10,000	10,139
			73,875
Wireless Telecommunication Services — 0.2%
Vodafone Group plc
7.75% due 02/15/10	A-	15,000	15,674
Total Telecommunication Services			89,549
Utilities — 0.8%
Electric Utilities — 0.5%
Florida Power & Light Co.
5.95% due 02/01/38	A	15,000	14,828
Pacific Corp.
6.25% due 10/15/37	A-	15,000	14,833
Southern California Edison Co.
5.95% due 02/01/38	A	10,000	9,886
			39,547
Gas Utilities — 0.1%
Consolidated Natural Gas Co.
5.00% due 12/01/14	A-	10,000	9,536
Multi-Utilities — 0.2%
Midamerican Energy Holding Co.
6.13% due 04/01/36	BBB+	15,000	14,405
Total Utilities			63,488
U.S. Government Securities 64.1%
U.S. Government Agencies — 55.0%
Federal Home Loan Mortgage Corp.
4.50% due 08/01/20	AAA	39,654	38,668
5.50% due 12/01/17	AAA	109,827	111,475
5.50% due 08/01/21	AAA	694,886	699,996
5.98% due 11/01/36 (a)	AAA	42,029	42,818

	S&P Rating	Principal Amount	Value
Federal National Mortgage Assn.
4.50% due 07/25/23 TBA	AAA	$180,000	$173,925
4.63% due 05/01/13	AAA	25,000	24,535
5.00% due 02/13/17	AAA	90,000	91,675
5.00% due 11/01/33	AAA	58,820	56,744
5.00% due 12/01/33	AAA	421,001	406,406
5.00% due 02/01/36	AAA	180,927	174,033
5.50% due 04/01/33	AAA	87,302	86,564
5.50% due 12/01/35	AAA	73,224	72,467
5.50% due 11/01/36	AAA	875,203	865,513
6.00% due 07/01/17	AAA	7,394	7,605
6.00% due 09/01/17	AAA	65,627	67,501
6.00% due 11/01/32	AAA	43,894	44,579
6.00% due 02/01/34	AAA	29,105	29,532
6.00% due 08/01/34	AAA	738,552	748,052
6.50% due 06/01/16	AAA	11,374	11,869
6.50% due 06/01/17	AAA	3,694	3,854
6.50% due 07/25/36 TBA	AAA	230,000	236,756
Government National Mortgage Assn.
5.50% due 07/15/38 TBA	AAA	280,000	278,600
6.00% due 07/15/38 TBA	AAA	250,000	253,750
7.00% due 07/15/32	AAA	10,195	10,851
			4,537,768
U.S. Treasuries — 9.1%
U.S. Treasury Bonds
4.38% due 02/15/38	AAA	130,000	126,709
6.25% due 08/15/23	AAA	5,000	5,949
6.63% due 02/15/27	AAA	25,000	31,336
8.13% due 08/15/21	AAA	145,000	198,095
U.S. Treasury Notes
1.75% due 03/31/10	AAA	165,000	162,873
2.50% due 03/31/13	AAA	235,000	226,720
			751,682
Total U.S. Government Securities			5,289,450
Total Fixed Income Investments (Cost —$8,794,679)			8,742,860
Short-Term Securities — 7.0%
Discount Note — 3.0%
Federal Farm Credit Discount Notes,
2.06%, due 07/01/08 ***	AAA	250,000	249,983
Repurchase Agreement ** — 4.0%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $324,190		324,169	324,169
Total Short-Term Securities (Cost — $574,169)			574,152
Total Investments — 113.0% (Cost — $9,368,848)			9,317,012
Liabilities in Excess of Other Assets — (13.0)%			(1,068,797)
Net Assets — 100%			$8,248,215

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

***  Zero coupon security - rate disclosed is yield as of June 30, 2008.

(a)  Floating rate security - rate disclosed is as of June 30, 2008.

Glossary:

TBA—Security is subject to delayed delivery.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of June 30, 2008 (Unaudited)

	Roszel/Lord Abbett Large Cap Value Portfolio	Roszel/Davis Large Cap Value Portfolio	Roszel/ BlackRock Relative Value Portfolio	Roszel/ Fayez Sarofim Large Cap Core Portfolio
Assets:
Investments, at cost	$5,388,829	$1,837,080	$6,814,459	$1,391,076
Investments, at value	5,086,157	1,731,921	6,186,987	1,434,340
Repurchase agreements, at value	145,230	101,618	43,823	47,904
Total investments, at value	5,231,387	1,833,539	6,230,810	1,482,244
Cash	—	—	—	—
Foreign currency, at value	—	—	—	—
Receivables:
Capital shares sold	51,387	12,898	191,818	—
Investment advisor	686	2,605	334	2,493
Dividends and interest	5,349	1,957	9,235	2,278
Investments sold	—	—	—	—
Prepaid insurance	—	—	15	—
Total assets	5,288,809	1,850,999	6,432,212	1,487,015
Liabilities:
Payables:
Administrative fees	2,438	1,833	3,621	1,248
Capital shares redeemed	—	322	—	69
Investment advisor	—	—	—	—
Investments purchased	51,546	—	—	—
Transfer agent fees	611	611	464	611
Trustees' fees	151	56	206	32
Bank overdraft	—	—	3	—
Accrued expenses	19,490	14,672	21,014	15,226
Total liabilities	74,236	17,494	25,308	17,186
Net Assets	$5,214,573	$1,833,505	$6,406,904	$1,469,829
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$705	$222	$1,044	$136
Paid-in capital	5,418,991	1,829,274	7,293,309	1,397,645
Accumulated undistributed investment income (loss)—net	32,712	5,761	62,292	9,444
Accumulated realized capital gain (loss) on investments—net	(80,393)	1,789	(366,092)	(28,564)
Unrealized appreciation (depreciation) on Investments—net	(157,442)	(3,541)	(583,649)	91,168
Net Assets	$5,214,573	$1,833,505	$6,406,904	$1,469,829
Shares Outstanding	704,540	222,406	1,043,630	135,726
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$7.40	$8.24	$6.14	$10.83

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of June 30, 2008 (Unaudited) (continued)

	Roszel/ AllianceBernstein Large Cap Core Portfolio	Roszel/ Loomis Sayles Large Cap Growth Portfolio	Roszel/ Rittenhouse Large Cap Growth Portfolio	Roszel/ Marsico Large Cap Growth Portfolio
Assets:
Investments, at cost	$826,295	$683,799	$4,605,104	$72,744,140
Investments, at value	734,349	685,980	4,454,263	69,716,579
Repurchase agreements, at value	10,172	16,835	212,057	10,419,765
Total investments, at value	744,521	702,815	4,666,320	80,136,344
Cash	—	—	643	19,315
Foreign currency, at value	—	—	—	—
Receivables:
Capital shares sold	9,100	—	—	12,683
Investment advisor	3,264	4,081	772	—
Dividends and interest	366	235	3,196	43,592
Investments sold	—	7,522	97,104	—
Prepaid insurance	—	—	5	—
Total assets	757,251	714,653	4,768,040	80,211,934
Liabilities:
Payables:
Administrative fees	1,147	1,230	2,286	11,238
Capital shares redeemed	—	38,442	1,613	1,191,938
Investment advisor	—	—	—	52,397
Investments purchased	—	4,036	108,026	—
Transfer agent fees	611	560	557	3,650
Trustees' fees	50	68	120	1,090
Bank overdraft	—	—	—	—
Accrued expenses	15,042	15,605	13,794	16,076
Total liabilities	16,850	59,941	126,396	1,276,389
Net Assets	$740,401	$654,712	$4,641,644	$78,935,545
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$114	$84	$589	$6,605
Paid-in capital	829,774	671,381	4,684,490	77,968,577
Accumulated undistributed investment income (loss)—net	(61)	(1,516)	11,827	155,535
Accumulated realized capital gain (loss) on investments—net	(7,652)	(34,253)	(116,478)	(6,587,376)
Unrealized appreciation (depreciation) on Investments—net	(81,774)	19,016	61,216	7,392,204
Net Assets	$740,401	$654,712	$4,641,644	$78,935,545
Shares Outstanding	114,257	83,744	588,678	6,604,567
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$6.48	$7.82	$7.88	$11.95

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of June 30, 2008 (Unaudited) (continued)

	Roszel/ Allianz NFJ Mid Cap Value Portfolio	Roszel/ Cadence Mid Cap Growth Portfolio	Roszel/ NWQ Small Cap Value Portfolio	Roszel/ Delaware Small-Mid Cap Growth Portfolio
Assets:
Investments, at cost	$2,096,953	$1,313,477	$3,141,754	$1,392,112
Investments, at value	1,618,627	1,420,525	2,641,257	1,424,189
Repurchase agreements, at value	222,750	19,246	38,427	65,052
Total investments, at value	1,841,377	1,439,771	2,679,684	1,489,241
Cash	—	86	303	133
Foreign currency, at value	—	—	—	—
Receivables:
Capital shares sold	20,311	—	5,748	—
Investment advisor	2,685	3,482	1,905	2,901
Dividends and interest	5,215	505	2,492	440
Investments sold	—	39,158	79,645	—
Prepaid insurance	2	—	32	—
Total assets	1,869,590	1,483,002	2,769,809	1,492,715
Liabilities:
Payables:
Administrative fees	1,793	1,761	2,062	1,790
Capital shares redeemed	—	46,958	127	915
Investment advisor	—	—	—	—
Investments purchased	125,142	—	45,977	—
Transfer agent fees	611	611	611	611
Trustees' fees	774	65	105	85
Bank overdraft	19,460	—	—	—
Accrued expenses	14,128	17,936	14,642	15,479
Total liabilities	161,908	67,331	63,524	18,880
Net Assets	$1,707,682	$1,415,671	$2,706,285	$1,473,835
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$354	$185	$493	$214
Paid-in capital	1,983,140	1,261,338	3,078,997	1,276,606
Accumulated undistributed investment income (loss)—net	23,651	(4,491)	9,178	4,329
Accumulated realized capital gain (loss) on investments—net	(43,887)	32,345	79,687	95,557
Unrealized appreciation (depreciation) on Investments—net	(255,576)	126,294	(462,070)	97,129
Net Assets	$1,707,682	$1,415,671	$2,706,285	$1,473,835
Shares Outstanding	353,555	185,081	492,749	213,707
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$4.83	$7.65	$5.49	$6.90

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of June 30, 2008 (Unaudited) (concluded)

	Roszel/ Lazard International Portfolio	Roszel/ JPMorgan International Equity Portfolio		Roszel/ Lord Abbett Government Securities Portfolio	Roszel/ BlackRock Fixed- Income Portfolio
Assets:
Investments, at cost	$3,279,453	$2,894,099		$7,341,432	$9,368,848
Investments, at value	3,362,394	2,760,932		6,384,406	8,742,860
Repurchase agreements, at value	26,801	—		996,528	574,152
Total investments, at value	3,389,195	2,760,932		7,380,934	9,317,012
Cash	3	—		103,931	977
Foreign currency, at value	—	4,097	(a)	—	—
Receivables:
Capital shares sold	25,611	—		—	—
Investment advisor	1,615	4,045		616	82,578
Dividends and interest	5,788	14,951		39,055	63,551
Investments sold	78,881	142,059		203,254	—
Prepaid insurance	—	—		—	—
Total assets	3,501,093	2,926,084		7,727,790	9,464,118
Liabilities:
Payables:
Administrative fees	2,059	5,960		2,217	3,504
Capital shares redeemed	—	23,312		106,993	101,977
Investment advisor	—	—		—	583
Investments purchased	18,835	83,502		1,118,278	1,090,551
Transfer agent fees	611	632		611	573
Trustees' fees	101	64		76	148
Bank overdraft	—	—		—	—
Accrued expenses	15,960	24,895		16,659	18,567
Total liabilities	37,566	138,365		1,244,834	1,215,903
Net Assets	$3,463,527	$2,787,719		$6,482,956	$8,248,215
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$374	$384		$635	$845
Paid-in capital	3,063,813	2,891,576		6,707,437	8,792,715
Accumulated undistributed investment income (loss)—net	66,698	50,889		(1,275)	(1,791)
Accumulated realized capital gain (loss) on investments—net	222,900	(22,948)		(263,343)	(491,718)
Unrealized appreciation (depreciation) on Investments—net	109,742	(132,182	)(b)	39,502	(51,836)
Net Assets	$3,463,527	$2,787,719		$6,482,956	$8,248,215
Shares Outstanding	373,615	383,975		635,008	844,548
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$9.27	$7.26		$10.21	$9.77

(a) Foreign currency at cost on the Roszel/JPMorgan International Portfolio was $4,081.

(b) Includes unrealized appreciation (depreciation) on foreign currency transactions.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Six Months Ended June 30, 2008 (Unaudited)

	Roszel/Lord Abbett Large Cap Value Portfolio	Roszel/Davis Large Cap Value Portfolio	Roszel/ BlackRock Relative Value Portfolio	Roszel/Fayez Sarofim Large Cap Core Portfolio
Investment Income:
Dividends	$64,906	$15,369	$99,161	$16,678
Interest	1,366	1,258	2,659	768
Less: Foreign taxes withheld	(66)	(16)	—	(182)
Total income	66,206	16,611	101,820	17,264
Expenses:
Investment advisory fees	24,422	7,893	28,777	5,687
Administrative services	10,452	7,159	15,293	4,227
Professional fees	12,798	11,721	13,026	11,572
Transfer agent fees	3,729	3,729	3,729	3,729
Custodian fees	4,723	1,962	3,565	2,364
Printing and shareholder reports	642	200	735	137
Trustees' fees and expenses	464	144	531	100
Other	1,560	1,358	1,602	1,329
Total expenses before expense reductions	58,790	34,166	67,258	29,145
Less: Advisory fee waivers and reimbursements, if any	(25,236)	(23,318)	(27,737)	(21,328)
Less: Reductions from commission recapture agreements, if any	(67)	—	—	—
Net expenses	33,487	10,848	39,521	7,817
Net investment income (loss)	32,719	5,763	62,299	9,447
Realized and Unrealized Gain (Loss):
Realized gain (loss) on:
Investments—net	(66,325)	3,156	(324,821)	(23,181)
Foreign currency transactions—net	—	—	—	—
Net realized gain (loss)	(66,325)	3,156	(324,821)	(23,181)
Change in unrealized appreciation (depreciation) on:
Investments—net	(815,893)	(200,434)	(1,341,357)	(101,688)
Foreign currency transactions—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	(815,893)	(200,434)	(1,341,357)	(101,688)
Total realized and unrealized gain (loss)—net	(882,218)	(197,278)	(1,666,178)	(124,869)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(849,499)	$(191,515)	$(1,603,879)	$(115,422)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Six Months Ended June 30, 2008 (Unaudited) (continued)

	Roszel/ AllianceBernstein Large Cap Core Portfolio	Roszel/ Loomis Sayles Large Cap Growth Portfolio	Roszel/ Rittenhouse Large Cap Growth Portfolio	Roszel/ Marsico Large Cap Growth Portfolio
Investment Income:
Dividends	$3,579	$1,719	$39,048	$393,776
Interest	486	243	2,049	108,044
Less: Foreign taxes withheld	—	—	(295)	—
Total income	4,065	1,962	40,802	501,820
Expenses:
Investment advisory fees	3,371	2,555	21,081	303,363
Administrative services	3,805	3,683	9,782	65,945
Professional fees	11,459	11,471	12,554	27,964
Transfer agent fees	3,729	3,729	3,729	11,376
Custodian fees	3,638	8,290	3,074	6,938
Printing and shareholder reports	89	95	542	6,887
Trustees' fees and expenses	66	69	391	4,980
Other	1,309	1,310	1,512	4,402
Total expenses before expense reductions	27,466	31,202	52,665	431,855
Less: Advisory fee waivers and reimbursements, if any	(22,835)	(27,693)	(23,694)	(15,039)
Less: Reductions from commission recapture agreements, if any	(2)	(34)	—	—
Net expenses	4,629	3,475	28,971	416,816
Net investment income (loss)	(564)	(1,513)	11,831	85,004
Realized and Unrealized Gain (Loss):
Realized gain (loss) on:
Investments—net	7,861	(30,333)	(97,035)	(5,784,871)
Foreign currency transactions—net	—	—	—	—
Net realized gain (loss)	7,861	(30,333)	(97,035)	(5,784,871)
Change in unrealized appreciation (depreciation) on:
Investments—net	(158,348)	(81,876)	(402,026)	(4,096,016)
Foreign currency transactions—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	(158,348)	(81,876)	(402,026)	(4,096,016)
Total realized and unrealized gain (loss)—net	(150,487)	(112,209)	(499,061)	(9,880,887)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(151,051)	$(113,722)	$(487,230)	$(9,795,883)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Six Months Ended June 30, 2008 (Unaudited) (continued)

	Roszel/ Allianz NFJ Mid Cap Value Portfolio	Roszel/ Cadence Mid Cap Growth Portfolio	Roszel/ NWQ Small Cap Value Portfolio	Roszel/ Delaware Small-Mid Cap Growth Portfolio
Investment Income:
Dividends	$32,510	$4,768	$16,627	$2,108
Interest	938	657	9,657	11,536
Less: Foreign taxes withheld	(392)	—	—	—
Total income	33,056	5,425	26,284	13,644
Expenses:
Investment advisory fees	7,563	7,215	12,086	6,887
Administrative services	7,077	7,068	7,872	6,948
Professional fees	11,661	11,755	11,923	11,714
Transfer agent fees	3,729	3,729	3,729	3,729
Custodian fees	2,035	5,256	2,664	2,373
Printing and shareholder reports	173	213	282	195
Trustees' fees and expenses	125	155	204	142
Other	1,346	1,363	1,396	1,356
Total expenses before expense reductions	33,709	36,754	40,156	33,344
Less: Advisory fee waivers and reimbursements, if any	(23,315)	(26,838)	(23,814)	(24,031)
Less: Reductions from commission recapture agreements, if any	—	—	(19)	—
Net expenses	10,394	9,916	16,323	9,313
Net investment income (loss)	22,662	(4,491)	9,961	4,331
Realized and Unrealized Gain (Loss):
Realized gain (loss) on:
Investments—net	(43,300)	42,696	88,487	98,005
Foreign currency transactions—net	—	—	—	—
Net realized gain (loss)	(43,300)	42,696	88,487	98,005
Change in unrealized appreciation (depreciation) on:
Investments—net	(138,016)	(166,267)	(432,617)	(328,066)
Foreign currency transactions—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	(138,016)	(166,267)	(432,617)	(328,066)
Total realized and unrealized gain (loss)—net	(181,316)	(123,571)	(344,130)	(230,061)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(158,654)	$(128,062)	$(334,169)	$(225,730)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Six Months Ended June 30, 2008 (Unaudited) (concluded)

	Roszel/ Lazard International Portfolio	Roszel/ JPMorgan International Equity Portfolio	Roszel/Lord Abbett Government Securities Portfolio	Roszel/ BlackRock Fixed-Income Portfolio
Investment Income:
Dividends	$87,076	$78,942	$—	$—
Interest	2,773	734	157,363	226,304
Less: Foreign taxes withheld	(1,009)	(11,100)	—	—
Total income	88,840	68,576	157,363	226,304
Expenses:
Investment advisory fees	16,374	12,964	21,517	29,350
Administrative services	8,654	11,913	10,603	12,513
Professional fees	12,660	12,418	12,884	13,564
Transfer agent fees	3,729	3,729	3,729	3,729
Custodian fees	3,074	11,315	4,925	3,766
Printing and shareholder reports	401	302	555	835
Trustees' fees and expenses	289	218	400	604
Other	1,449	1,403	1,520	1,648
Total expenses before expense reductions	46,630	54,262	56,133	66,009
Less: Advisory fee waivers and reimbursements, if any	(24,492)	(36,734)	(24,686)	(23,115)
Less: Reductions from commission recapture agreements, if any	—	—	—	—
Net expenses	22,138	17,528	31,447	42,894
Net investment income (loss)	66,702	51,048	125,916	183,410
Realized and Unrealized Gain (Loss):
Realized gain (loss) on:
Investments—net	229,074	(22,844)	14,459	68,918
Foreign currency transactions—net	—	108	—	—
Net realized gain (loss)	229,074	(22,736)	14,459	68,918
Change in unrealized appreciation (depreciation) on:
Investments—net	(735,162)	(349,262)	(74,224)	(175,744)
Foreign currency transactions—net	—	718	—	—
Net change in unrealized appreciation (depreciation)	(735,162)	(348,544)	(74,224)	(175,744)
Total realized and unrealized gain (loss)—net	(506,088)	(371,280)	(59,765)	(106,826)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(439,386)	$(320,232)	$66,151	$76,584

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets

	Roszel/Lord Abbett Large Cap Value Portfolio		Roszel/Davis Large Cap Value Portfolio
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$32,719	$86,557	$5,763	$27,020
Net realized gain (loss)	(66,325)	1,198,003	3,156	104,473
Net change in unrealized appreciation (depreciation)	(815,893)	(971,703)	(200,434)	(81,935)
Net increase (decrease) in net assets resulting from operations	(849,499)	312,857	(191,515)	49,558
Distributions to Shareholders From:
Investment income—net	(85,919)	(103,817)	(26,686)	(29,938)
Realized gains—net	(1,204,196)	(790,202)	(104,840)	(194,118)
Total distributions	(1,290,115)	(894,019)	(131,526)	(224,056)
Capital Share Transactions:
Shares sold	466,033	895,885	200,348	433,872
Shares issued on reinvestment of distributions	1,290,115	894,019	131,526	224,056
Shares redeemed	(1,557,344)	(2,781,961)	(427,164)	(933,191)
Net increase (decrease) in net assets derived from capital share transactions	198,804	(992,057)	(95,290)	(275,263)
Net Assets:
Total increase (decrease) in net assets	(1,940,810)	(1,573,219)	(418,331)	(449,761)
Beginning of period	7,155,383	8,728,602	2,251,836	2,701,597
End of period	$5,214,573	$7,155,383	$1,833,505	$2,251,836
Net Assets include undistributed investment income (loss)—net	$32,712	$85,912	$5,761	$26,684
Share Transactions:
Shares sold	45,941	73,390	21,831	42,818
Shares issued on reinvestment of distributions	174,340	76,477	15,963	22,118
Shares redeemed	(146,879)	(236,907)	(46,184)	(90,603)
Net increase (decrease) in shares outstanding	73,402	(87,040)	(8,390)	(25,667)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/BlackRock Relative Value Portfolio		Roszel/Fayez Sarofim Large Cap Core Portfolio
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$62,299	$138,163	$9,447	$18,690
Net realized gain (loss)	(324,821)	1,460,032	(23,181)	62,000
Net change in unrealized appreciation (depreciation)	(1,341,357)	(1,663,051)	(101,688)	38,962
Net increase (decrease) in net assets resulting from operations	(1,603,879)	(64,856)	(115,422)	119,652
Distributions to Shareholders From:
Investment income—net	(134,528)	(171,572)	(18,356)	(17,200)
Realized gains—net	(1,471,373)	(1,238,422)	(58,215)	(44,590)
Total distributions	(1,605,901)	(1,409,994)	(76,571)	(61,790)
Capital Share Transactions:
Shares sold	264,039	565,819	243,789	430,824
Shares issued on reinvestment of distributions	1,605,901	1,409,994	76,571	61,790
Shares redeemed	(625,436)	(4,243,709)	(172,686)	(423,838)
Net increase (decrease) in net assets derived from capital share transactions	1,244,504	(2,267,896)	147,674	68,776
Net Assets:
Total increase (decrease) in net assets	(1,965,276)	(3,742,746)	(44,319)	126,638
Beginning of period	8,372,180	12,114,926	1,514,148	1,387,510
End of period	$6,406,904	$8,372,180	$1,469,829	$1,514,148
Net Assets include undistributed investment income (loss)—net	$62,292	$134,521	$9,444	$18,353
Share Transactions:
Shares sold	39,156	52,356	20,564	35,936
Shares issued on reinvestment of distributions	261,547	124,558	7,070	5,094
Shares redeemed	(67,226)	(367,511)	(14,706)	(35,184)
Net increase (decrease) in shares outstanding	233,477	(190,597)	12,928	5,846

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/AllianceBernstein Large Cap Core Portfolio		Roszel/Loomis Sayles Large Cap Growth Portfolio
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$(564)	$819	$(1,513)	$(3,131)
Net realized gain (loss)	7,861	178,375	(30,333)	197,234
Net change in unrealized appreciation (depreciation)	(158,348)	(32,553)	(81,876)	4,232
Net increase (decrease) in net assets resulting from operations	(151,051)	146,641	(113,722)	198,335
Distributions to Shareholders From:
Investment income—net	—	(10,011)	—	(60)
Realized gains—net	(150,915)	(101,445)	(160,047)	—
Total distributions	(150,915)	(111,456)	(160,047)	(60)
Capital Share Transactions:
Shares sold	34,735	92,872	319,022	383,625
Shares issued on reinvestment of distributions	150,915	111,456	160,047	60
Shares redeemed	(113,662)	(737,722)	(216,329)	(1,264,331)
Net increase (decrease) in net assets derived from capital share transactions	71,988	(533,394)	262,740	(880,646)
Net Assets:
Total increase (decrease) in net assets	(229,978)	(498,209)	(11,029)	(682,371)
Beginning of period	970,379	1,468,588	665,741	1,348,112
End of period	$740,401	$970,379	$654,712	$665,741
Net Assets include undistributed investment income (loss)—net	$(61)	$503	$(1,516)	$(3)
Share Transactions:
Shares sold	4,326	9,365	29,815	34,737
Shares issued on reinvestment of distributions	23,289	12,288	20,466	6
Shares redeemed	(12,847)	(74,628)	(21,809)	(114,697)
Net increase (decrease) in shares outstanding	14,768	(52,975)	28,472	(79,954)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Rittenhouse Large Cap Growth Portfolio		Roszel/Marsico Large Cap Growth Portfolio
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$11,831	$17,592	$85,004	$248,097
Net realized gain (loss)	(97,035)	757,647	(5,784,871)	(285,545)
Net change in unrealized appreciation (depreciation)	(402,026)	(152,333)	(4,096,016)	10,816,508
Net increase (decrease) in net assets resulting from operations	(487,230)	622,906	$(9,795,883)	10,779,060
Distributions to Shareholders From:
Investment income—net	(17,277)	(19,436)	(177,248)	—
Realized gains—net	(767,449)	(645,282)	(477,624)	—
Total distributions	(784,726)	(664,718)	(654,872)	—
Capital Share Transactions:
Shares sold	130,452	443,129	15,953,570	66,202,835
Shares issued on reinvestment of distributions	784,726	664,718	654,872	—
Shares redeemed	(874,699)	(2,660,213)	(3,448,319)	(5,678,627)
Net increase (decrease) in net assets derived from capital share transactions	40,479	(1,552,366)	13,160,123	60,524,208
Net Assets:
Total increase (decrease) in net assets	(1,231,477)	(1,594,178)	2,709,368	71,303,268
Beginning of period	5,873,121	7,467,299	76,226,177	4,922,909
End of period	$4,641,644	$5,873,121	$78,935,545	$76,226,177
Net Assets include undistributed investment income (loss)—net	$11,827	$17,273	$155,535	$247,779
Share Transactions:
Shares sold	13,536	40,042	1,308,963	5,518,900
Shares issued on reinvestment of distributions	99,585	63,006	54,801	—
Shares redeemed	(87,999)	(247,417)	(284,290)	(430,058)
Net increase (decrease) in shares outstanding	25,122	(144,369)	1,079,474	5,088,842

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Allianz NFJ Mid Cap Value Portfolio		Roszel/Cadence Mid Cap Growth Portfolio
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$22,662	$35,766	$(4,491)	$(5,454)
Net realized gain (loss)	(43,300)	498,665	42,696	334,869
Net change in unrealized appreciation (depreciation)	(138,016)	(477,190)	(166,267)	110,241
Net increase (decrease) in net assets resulting from operations	(158,654)	57,241	(128,062)	439,656
Distributions to Shareholders From:
Investment income—net	(34,457)	(36,706)	—	—
Realized gains—net	(500,293)	(74,301)	(336,471)	(283,835)
Total distributions	(534,750)	(111,007)	(336,471)	(283,835)
Capital Share Transactions:
Shares sold	327,072	177,086	130,318	475,783
Shares issued on reinvestment of distributions	534,750	111,007	336,471	283,835
Shares redeemed	(480,258)	(919,113)	(734,722)	(992,761)
Net increase (decrease) in net assets derived from capital share transactions	381,564	(631,020)	(267,933)	(233,143)
Net Assets:
Total increase (decrease) in net assets	(311,840)	(684,786)	(732,466)	(77,322)
Beginning of period	2,019,522	2,704,308	2,148,137	2,225,459
End of period	$1,707,682	$2,019,522	$1,415,671	$2,148,137
Net Assets include undistributed investment income (loss)—net	$23,651	$35,446	$(4,491)	$—
Share Transactions:
Shares sold	44,553	22,316	13,333	45,077
Shares issued on reinvestment of distributions	110,714	13,121	43,983	28,270
Shares redeemed	(63,549)	(113,106)	(75,427)	(96,491)
Net increase (decrease) in shares outstanding	91,718	(77,669)	(18,111)	(23,144)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/NWQ Small Cap Value Portfolio		Roszel/Delaware Small-Mid Cap Growth Portfolio
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$9,961	$20,705	$4,331	$(15,337)
Net realized gain (loss)	88,487	764,185	98,005	414,983
Net change in unrealized appreciation (depreciation)	(432,617)	(931,912)	(328,066)	(68,886)
Net increase (decrease) in net assets resulting from operations	(334,169)	(147,022)	(225,730)	330,760
Distributions to Shareholders From:
Investment income—net	(18,631)	(19,705)	—	—
Realized gains—net	(773,010)	(1,255,868)	(412,221)	(560,301)
Total distributions	(791,641)	(1,275,573)	(412,221)	(560,301)
Capital Share Transactions:
Shares sold	205,779	583,469	62,965	126,439
Shares issued on reinvestment of distributions	791,641	1,275,573	412,221	560,301
Shares redeemed	(515,476)	(2,382,612)	(402,654)	(1,181,681)
Net increase (decrease) in net assets derived from capital share transactions	481,944	(523,570)	72,532	(494,941)
Net Assets:
Total increase (decrease) in net assets	(643,866)	(1,946,165)	(565,419)	(724,482)
Beginning of period	3,350,151	5,296,316	2,039,254	2,763,736
End of period	$2,706,285	$3,350,151	$1,473,835	$2,039,254
Net Assets include undistributed investment income (loss)—net	$9,178	$17,848	$4,329	$(2)
Share Transactions:
Shares sold	26,122	63,018	6,341	11,047
Shares issued on reinvestment of distributions	144,197	125,302	59,742	51,832
Shares redeemed	(64,546)	(233,852)	(41,176)	(99,630)
Net increase (decrease) in shares outstanding	105,773	(45,532)	24,907	(36,751)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Lazard International Portfolio		Roszel/JPMorgan International Portfolio
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$66,702	$94,676	$51,048	$45,260
Net realized gain (loss)	229,074	706,425	(22,736)	1,057,866
Net change in unrealized appreciation (depreciation)	(735,162)	(416,323)	(348,544)	(837,223)
Net increase (decrease) in net assets resulting from operations	(439,386)	384,778	(320,232)	265,903
Distributions to Shareholders From:
Investment income—net	(94,360)	(77,453)	(922)	(43,595)
Realized gains—net	(706,061)	(676,801)	(1,044,746)	(220,600)
Total distributions	(800,421)	(754,254)	(1,045,668)	(264,195)
Capital Share Transactions:
Shares sold	246,856	590,602	273,479	455,296
Shares issued on reinvestment of distributions	800,421	754,254	1,045,668	264,195
Shares redeemed	(688,008)	(1,938,136)	(481,725)	(1,083,420)
Net increase (decrease) in net assets derived from capital share transactions	359,269	(593,280)	837,422	(363,929)
Net Assets:
Total increase (decrease) in net assets	(880,538)	(962,756)	(528,478)	(362,221)
Beginning of period	4,344,065	5,306,821	3,316,197	3,678,418
End of period	$3,463,527	$4,344,065	$2,787,719	$3,316,197
Net Assets include undistributed investment income (loss)—net	$66,698	$94,356	$50,889	$763
Share Transactions:
Shares sold	20,009	40,368	22,030	35,406
Shares issued on reinvestment of distributions	86,345	54,975	144,032	20,401
Shares redeemed	(53,993)	(135,708)	(40,832)	(83,881)
Net increase (decrease) in shares outstanding	52,361	(40,365)	125,230	(28,074)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (concluded)

	Roszel/Lord Abbett Government Securities Portfolio		Roszel/BlackRock Fixed-Income Portfolio
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$125,916	$316,648	$183,410	$384,521
Net realized gain (loss)	14,459	57,856	68,918	(158,844)
Net change in unrealized appreciation (depreciation)	(74,224)	74,791	(175,744)	353,722
Net increase (decrease) in net assets resulting from operations	66,151	449,295	76,584	579,399
Distributions to Shareholders From:
Investment income—net	(130,493)	(354,187)	(189,691)	(429,557)
Realized gains—net	—	—	—	—
Total distributions	(130,493)	(354,187)	(189,691)	(429,557)
Capital Share Transactions:
Shares sold	1,029,996	665,695	161,809	855,973
Shares issued on reinvestment of distributions	130,493	354,187	189,691	429,557
Shares redeemed	(934,949)	(3,028,883)	(1,389,416)	(2,651,571)
Net increase (decrease) in net assets derived from capital share transactions	225,540	(2,009,001)	(1,037,916)	(1,366,041)
Net Assets:
Total increase (decrease) in net assets	161,198	(1,913,893)	(1,151,023)	(1,216,199)
Beginning of period	6,321,758	8,235,651	9,399,238	10,615,437
End of period	$6,482,956	$6,321,758	$8,248,215	$9,399,238
Net Assets include undistributed investment income (loss)—net	$(1,275)	$3,202	$(1,791)	$4,490
Share Transactions:
Shares sold	99,113	66,294	16,206	88,003
Shares issued on reinvestment of distributions	12,594	35,080	19,093	44,152
Shares redeemed	(90,381)	(299,480)	(139,868)	(272,498)
Net increase (decrease) in shares outstanding	21,326	(198,106)	(104,569)	(140,343)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements and are intended to help you understand the financial performance of the Portfolios for the past five years. Per Share Operating Performance reflects financial results for a single Portfolio share. Total Return represents the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions).

	Roszel/Lord Abbett Large Cap Value Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.34		$12.15	$12.74	$14.09	$12.90	$9.96
Investment income (loss)—net (a)(i)	0.06		0.13	0.15	0.11	0.10	0.07
Realized and unrealized gain (loss) on investments—net	(1.54)		0.37	1.90	0.14	1.49	2.91
Total from investment operations	(1.48)		0.50	2.05	0.25	1.59	2.98
Distributions to shareholders from:
Investment income—net	(0.16)		(0.15)	(0.15)	(0.13)	(0.06)	(0.02)
Realized gains—net	(2.30)		(1.16)	(2.49)	(1.47)	(0.34)	(0.02)
Total distributions	(2.46)		(1.31)	(2.64)	(1.60)	(0.40)	(0.04)
Net asset value, end of period	$7.40		$11.34	$12.15	$12.74	$14.09	$12.90
Total Return (b)	(13.00	)%(c)	3.77%	18.30%	2.26%	12.61%	30.00%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	1.93	%(d)	1.65%	1.58%	1.55%	1.49%	1.92%
Expenses net of waivers and reimbursements, if any (h)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (i)	1.10	%(d)	1.09%	1.09%	1.09%	1.10%	1.08%
Investment income (loss)—net before expense reductions (g)	0.24	%(d)	0.49%	0.68%	0.41%	0.40%	(0.21)%
Investment income (loss)—net of waivers and reimbursements, if any (h)	1.07	%(d)	1.05%	1.16%	0.86%	0.79%	0.61%
Investment income (loss)—net of all reductions (i)	1.07	%(d)	1.06%	1.17%	0.87%	0.79%	0.63%
Supplemental Data:
Net assets, end of period (in thousands)	$5,215		$7,155	$8,729	$9,250	$12,773	$11,003
Portfolio turnover rate	29	%(c)	66%	38%	30%	36%	28%
	Roszel/Davis Large Cap Value Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.76		$10.53	$9.72	$11.45	$10.90	$8.51
Investment income (loss)—net (a)(i)	0.03		0.15	0.11	0.13	0.16	0.09
Realized and unrealized gain (loss) on investments—net	(0.91)		0.06	1.68	0.24	1.31	2.39
Total from investment operations	(0.88)		0.21	1.79	0.37	1.47	2.48
Distributions to shareholders from:
Investment income—net	(0.13)		(0.13)	(0.15)	(0.16)	(0.12)	(0.06)
Realized gains—net	(0.51)		(0.85)	(0.83)	(1.94)	(0.80)	(0.03)
Total distributions	(0.64)		(0.98)	(0.98)	(2.10)	(0.92)	(0.09)
Net asset value, end of period	$8.24		$9.76	$10.53	$9.72	$11.45	$10.90
Total Return (b)	(9.00	)%(c)	1.70%	19.81%	4.16%	14.30%	29.26%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	3.47	%(d)	2.97%	2.74%	2.60%	3.01%	3.34%
Expenses net of waivers and reimbursements, if any (h)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (i)	1.10	%(d)	1.10%	1.08%	1.06%	1.04%	1.08%
Investment income (loss)—net before expense reductions (g)	(1.78	)%(d)	(0.76)%	(0.59)%	(0.24)%	(0.50)%	(1.27)%
Investment income (loss)—net of waivers and reimbursements, if any (h)	0.59	%(d)	1.10%	1.05%	1.26%	1.41%	0.97%
Investment income (loss)—net of all reductions (i)	0.59	%(d)	1.10%	1.07%	1.30%	1.47%	0.99%
Supplemental Data:
Net assets, end of period (in thousands)	$1,834		$2,252	$2,702	$3,051	$3,063	$3,256
Portfolio turnover rate	13	%(c)	8%	100%	58%	94%	97%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/BlackRock Relative Value Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.33		$12.11	$11.69	$13.26	$11.91	$9.44
Investment income (loss)—net (a)(i)	0.08		0.15	0.17	0.17	0.18	0.16
Realized and unrealized gain (loss) on investments—net	(2.13)		(0.27)	1.93	0.05	1.46	2.33
Total from investment operations	(2.05)		(0.12)	2.10	0.22	1.64	2.49
Distributions to shareholders from:
Investment income—net	(0.18)		(0.20)	(0.20)	(0.23)	(0.13)	(0.02)
Realized gains—net	(1.96)		(1.46)	(1.48)	(1.56)	(0.16)	—
Total distributions	(2.14)		(1.66)	(1.68)	(1.79)	(0.29)	(0.02)
Net asset value, end of period	$6.14		$10.33	$12.11	$11.69	$13.26	$11.91
Total Return (b)	(19.86	)%(c)	(2.17)%	19.95%	2.14%	14.03%	26.41%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	1.87	%(d)	1.61%	1.47%	1.42%	1.38%	1.64%
Expenses net of waivers and reimbursements, if any (h)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (i)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Investment income (loss)—net before expense reductions (g)	0.96	%(d)	0.81%	1.08%	1.03%	1.23%	1.01%
Investment income (loss)—net of waivers and reimbursements, if any (h)	1.74	%(d)	1.32%	1.45%	1.35%	1.51%	1.55%
Investment income (loss)—net of all reductions (i)	1.74	%(d)	1.32%	1.45%	1.35%	1.51%	1.55%
Supplemental Data:
Net assets, end of period (in thousands)	$6,407		$8,372	$12,115	$13,132	$15,297	$15,873
Portfolio turnover rate	22	%(c)	29%	23%	27%	26%	12%
	Roszel/Fayez Sarofim Large Cap Core Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.33		$11.86	$11.31	$11.67	$11.42	$9.04
Investment income (loss)—net (a)(i)	0.08		0.15	0.15	0.15	0.08	0.03
Realized and unrealized gain (loss) on investments—net	(0.99)		0.85	1.25	0.24	0.51	2.40
Total from investment operations	(0.91)		1.00	1.40	0.39	0.59	2.43
Distributions to shareholders from:
Investment income—net	(0.14)		(0.15)	(0.21)	(0.04)	(0.03)	(0.05)
Realized gains—net	(0.45)		(0.38)	(0.64)	(0.71)	(0.31)	—
Total distributions	(0.59)		(0.53)	(0.85)	(0.75)	(0.34)	(0.05)
Net asset value, end of period	$10.83		$12.33	$11.86	$11.31	$11.67	$11.42
Total Return (b)	(7.34	)%(c)	8.51%	13.10%	3.52%	5.27%	27.00%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	4.10	%(d)	3.76%	3.96%	3.53%	6.36%	9.10%
Expenses net of waivers and reimbursements, if any (h)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (i)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Investment income (loss)—net before expense reductions (g)	(1.67	)%(d)	(1.42)%	(1.51)%	(1.14)%	(4.56)%	(7.74)%
Investment income (loss)—net of waivers and reimbursements, if any (h)	1.33	%(d)	1.25%	1.35%	1.29%	0.70%	0.26%
Investment income (loss)—net of all reductions (i)	1.33	%(d)	1.25%	1.35%	1.29%	0.70%	0.26%
Supplemental Data:
Net assets, end of period (in thousands)	$1,470		$1,514	$1,388	$1,515	$1,031	$1,074
Portfolio turnover rate	10	%(c)	31%	35%	63%	116%	84%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/AllianceBernstein Large Cap Core Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.75		$9.63	$11.06	$11.27	$11.07	$8.88
Investment income (loss)—net (a)(i)	(0.01)		0.01	0.07	0.02	0.05	0.04
Realized and unrealized gain (loss) on investments—net	(1.57)		1.18	0.06	0.77	0.36	2.17
Total from investment operations	(1.58)		1.19	0.13	0.79	0.41	2.21
Distributions to shareholders from:
Investment income—net	—		(0.10)	(0.02)	(0.05)	(0.04)	(0.02)
Realized gains—net	(1.69)		(0.97)	(1.54)	(0.95)	(0.17)	—
Total distributions	(1.69)		(1.07)	(1.56)	(1.00)	(0.21)	(0.02)
Net asset value, end of period	$6.48		$9.75	$9.63	$11.06	$11.27	$11.07
Total Return (b)	(16.26	)%(c)	13.10%	1.84%	8.04%	3.81%	24.92%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	6.53	%(d)	4.75%	3.55%	3.00%	3.09%	3.90%
Expenses net of waivers and reimbursements, if any (h)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (i)	1.10	%(d)	1.08%	1.05%	1.09%	1.10%	1.10%
Investment income (loss)—net before expense reductions (g)	(5.56	)%(d)	(3.60)%	(1.80)%	(1.74)%	(1.53)%	(2.39)%
Investment income (loss)—net of waivers and reimbursements, if any (h)	(0.14	)%(d)	0.05%	0.65%	0.16%	0.46%	0.41%
Investment income (loss)—net of all reductions (i)	(0.14	)%(d)	0.07%	0.70%	0.17%	0.46%	0.41%
Supplemental Data:
Net assets, end of period (in thousands)	$740		$970	$1,469	$1,867	$2,481	$2,415
Portfolio turnover rate	59	%(c)	106%	107%	50%	47%	57%
	Roszel/Loomis Sayles Large Cap Growth Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.04		$9.97	$11.87	$11.77	$11.14	$8.91
Investment income (loss)—net (a)(i)	(0.02)		(0.03)	0.01	(0.04)	0.01	(0.01)
Realized and unrealized gain (loss) on investments—net	(1.85)		2.10	(0.56)	1.14	0.93	2.27
Total from investment operations	(1.87)		2.07	(0.55)	1.10	0.94	2.26
Distributions to shareholders from:
Investment income—net	—		(0.00)†	—	(0.01)	—	(0.03)
Realized gains—net	(2.35)		—	(1.35)	(0.99)	(0.31)	—
Total distributions	(2.35)		—	(1.35)	(1.00)	(0.31)	(0.03)
Net asset value, end of period	$7.82		$12.04	$9.97	$11.87	$11.77	$11.14
Total Return (b)	(15.56	)%(c)	20.77%	(4.04)%	10.29%	8.70%	25.42%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	9.79	%(d)	6.02%	4.63%	3.96%	4.53%	6.57%
Expenses net of waivers and reimbursements, if any (h)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (i)	1.09	%(d)	1.06%	1.07%	1.07%	1.06%	1.04%
Investment income (loss)—net before expense reductions (g)	(9.18	)%(d)	(5.27)%	(3.51)%	(3.27)%	(3.35)%	(5.68)%
Investment income (loss)—net of waivers and reimbursements, if any (h)	(0.49	)%(d)	(0.35)%	0.02%	(0.41)%	0.08%	(0.21)%
Investment income (loss)—net of all reductions (i)	(0.48	)%(d)	(0.31)%	0.05%	(0.38)%	0.12%	(0.15)%
Supplemental Data:
Net assets, end of period (in thousands)	$655		$666	$1,348	$1,343	$1,514	$1,508
Portfolio turnover rate	134	%(c)	199%	222%	158%	150%	173%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Rittenhouse Large Cap Growth Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.42		$10.55	$10.66	$11.31	$10.88	$9.11
Investment income (loss)—net (a)(i)	0.02		0.03	0.03	0.03	0.05	0.01
Realized and unrealized gain (loss) on investments—net	(0.95)		0.81	0.90	(0.02)	0.39	1.77
Total from investment operations	(0.93)		0.84	0.93	0.01	0.44	1.78
Distributions to shareholders from:
Investment income—net	(0.04)		(0.03)	(0.04)	(0.06)	(0.01)	(0.01)
Realized gains—net	(1.57)		(0.94)	(1.00)	(0.60)	—	—
Total distributions	(1.61)		(0.97)	(1.04)	(0.66)	(0.01)	(0.01)
Net asset value, end of period	$7.88		$10.42	$10.55	$10.66	$11.31	$10.88
Total Return (b)	(8.98	)%(c)	7.84%	9.87%	0.33%	4.08%	19.51%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	2.00	%(d)	1.67%	1.67%	1.58%	1.52%	1.74%
Expenses net of waivers and reimbursements, if any (h)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (i)	1.10	%(d)	1.11%	1.10%	1.10%	1.10%	1.04%
Investment income (loss)—net before expense reductions (g)	(0.45	)%(d)	(0.32)%	(0.30)%	(0.22)%	0.04%	(0.56)%
Investment income (loss)—net of waivers and reimbursements, if any (h)	0.45	%(d)	0.25%	0.27%	0.26%	0.46%	0.08%
Investment income (loss)—net of all reductions (i)	0.45	%(d)	0.25%	0.27%	0.26%	0.46%	0.14%
Supplemental Data:
Net assets, end of period (in thousands)	$4,642		$5,873	$7,467	$8,761	$10,900	$11,598
Portfolio turnover rate	25	%(c)	63%	64%	44%	28%	15%
	Roszel/Marsico Large Cap Growth Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.80		$11.28	$11.18	$11.54	$11.32	$8.97
Investment income (loss)—net (a)(i)	0.01		0.07	0.01	(0.01)	0.01	(0.00)†
Realized and unrealized gain (loss) on investments—net	(1.76)		2.45	0.60	0.30	0.48	2.37
Total from investment operations	(1.75)		2.52	0.61	0.29	0.49	2.37
Distributions to shareholders from:
Investment income—net	(0.03)		—	—	(0.01)	(0.00)†	(0.02)
Realized gains—net	(0.07)		—	(0.51)	(0.64)	(0.27)	—
Total distributions	(0.10)		—	(0.51)	(0.65)	(0.27)	(0.02)
Net asset value, end of period	$11.95		$13.80	$11.28	$11.18	$11.54	$11.32
Total Return (b)	(12.69	)%(c)	22.34%	5.69%	2.92%	4.53%	26.40%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	1.14	%(d)	1.15%	2.11%	2.10%	2.27%	3.07%
Expenses net of waivers and reimbursements, if any (h)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (i)	1.10	%(d)	1.10%	1.10%	1.08%	0.89%	0.94%
Investment income (loss)—net before expense reductions (g)	0.19	%(d)	0.48%	(0.94)%	(1.11)%	(1.30)%	(2.12)%
Investment income (loss)—net of waivers and reimbursements, if any (h)	0.22	%(d)	0.54%	0.07%	(0.11)%	(0.13)%	(0.15)%
Investment income (loss)—net of all reductions (i)	0.22	%(d)	0.54%	0.07%	(0.09)%	0.08%	0.01%
Supplemental Data:
Net assets, end of period (in thousands)	$78,936		$76,226	$4,923	$4,033	$4,170	$3,905
Portfolio turnover rate	37	%(c)	63%	61%	97%	149%	103%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Allianz NFJ Mid Cap Value Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$7.71		$7.97	$9.71	$11.57	$10.53	$7.96
Investment income (loss)—net (a)(i)	0.09		0.12	0.12	0.09	(0.02)	0.01
Realized and unrealized gain (loss) on investments—net	(0.73)		0.00	0.80	(0.14)	1.11	2.58
Total from investment operations	(0.64)		0.12	0.92	(0.05)	1.09	2.59
Distributions to shareholders from:
Investment income—net	(0.14)		(0.13)	(0.11)	—	(0.01)	(0.02)
Realized gains—net	(2.10)		(0.25)	(2.55)	(1.81)	(0.04)	—
Total distributions	(2.24)		(0.38)	(2.66)	(1.81)	(0.05)	(0.02)
Net asset value, end of period	$4.83		$7.71	$7.97	$9.71	$11.57	$10.53
Total Return (b)	(8.29	)%(c)	1.08%	12.77%	0.50%	10.37%	32.53%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	3.57	%(d)	3.21%	2.58%	2.27%	2.16%	2.62%
Expenses net of waivers and reimbursements, if any (h)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (i)	1.10	%(d)	1.10%	1.04%	1.09%	1.10%	1.05%
Investment income (loss)—net before expense reductions (g)	(0.07	)%(d)	(0.62)%	(0.14)%	(0.29)%	(1.25)%	(1.46)%
Investment income (loss)—net of waivers and reimbursements, if any (h)	2.40	%(d)	1.50%	1.34%	0.88%	(0.19)%	0.06%
Investment income (loss)—net of all reductions (i)	2.40	%(d)	1.50%	1.40%	0.89%	(0.19)%	0.11%
Supplemental Data:
Net assets, end of period (in thousands)	$1,708		$2,020	$2,704	$3,177	$4,121	$4,915
Portfolio turnover rate	39	%(c)	114%	19%	119%	62%	67%
	Roszel/Cadence Mid Cap Growth Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.57		$9.83	$12.01	$11.01	$11.21	$8.61
Investment income (loss)—net (a)(i)	(0.02)		(0.03)	(0.04)	(0.03)	(0.03)	(0.05)
Realized and unrealized gain (loss) on investments—net	(0.61)		2.18	0.76	1.38	0.67	2.66
Total from investment operations	(0.63)		2.15	0.72	1.35	0.64	2.61
Distributions to shareholders from:
Investment income—net	—		—	—	—	—	(0.01)
Realized gains—net	(2.29)		(1.41)	(2.90)	(0.35)	(0.84)	—
Total distributions	(2.29)		(1.41)	(2.90)	(0.35)	(0.84)	(0.01)
Net asset value, end of period	$7.65		$10.57	$9.83	$12.01	$11.01	$11.21
Total Return (b)	(6.01	)%(c)	22.58%	7.60%	12.61%	6.33%	30.32%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	4.08	%(d)	3.55%	2.89%	2.55%	2.52%	3.20%
Expenses net of waivers and reimbursements, if any (h)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (i)	1.10	%(d)	1.10%	1.10%	1.09%	0.87%	0.97%
Investment income (loss)—net before expense reductions (g)	(3.48	)%(d)	(2.69)%	(2.13)%	(1.75)%	(1.95)%	(2.73)%
Investment income (loss)—net of waivers and reimbursements, if any (h)	(0.50	)%(d)	(0.24)%	(0.34)%	(0.30)%	(0.53)%	(0.63)%
Investment income (loss)—net of all reductions (i)	(0.50	)%(d)	(0.24)%	(0.34)%	(0.29)%	(0.30)%	(0.50)%
Supplemental Data:
Net assets, end of period (in thousands)	$1,416		$2,148	$2,225	$2,663	$3,326	$3,764
Portfolio turnover rate	69	%(c)	220%	81%	148%	180%	179%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/NWQ Small Cap Value Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$8.66		$12.25	$12.98	$14.01	$11.84	$7.74
Investment income (loss)—net (a)(i)	0.03		0.05	0.07	0.05	0.02	0.02
Realized and unrealized gain (loss) on investments—net	(0.93)		(0.21)	2.41	1.27	3.29	4.10
Total from investment operations	(0.90)		(0.16)	2.48	1.32	3.31	4.12
Distributions to shareholders from:
Investment income—net	(0.05)		(0.05)	(0.05)	(0.02)	(0.02)	(0.02)
Realized gains—net	(2.22)		(3.38)	(3.16)	(2.33)	(1.12)	—
Total distributions	(2.27)		(3.43)	(3.21)	(2.35)	(1.14)	(0.02)
Net asset value, end of period	$5.49		$8.66	$12.25	$12.98	$14.01	$11.84
Total Return (b)	(10.30	)%(c)	(5.49)%	20.02%	11.86%	29.65%	53.24%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	2.83	%(d)	2.14%	1.79%	1.81%	1.99%	2.73%
Expenses net of waivers and reimbursements, if any (h)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (i)	1.15	%(d)	1.09%	1.13%	1.12%	1.11%	1.02%
Investment income (loss)—net before expense reductions (g)	(0.98	)%(d)	(0.59)%	(0.16)%	(0.31)%	(0.71)%	(1.46)%
Investment income (loss)—net of waivers and reimbursements, if any (h)	0.70	%(d)	0.41%	0.48%	0.35%	0.13%	0.12%
Investment income (loss)—net of all reductions (i)	0.70	%(d)	0.46%	0.51%	0.38%	0.17%	0.25%
Supplemental Data:
Net assets, end of period (in thousands)	$2,706		$3,350	$5,296	$5,892	$6,187	$5,127
Portfolio turnover rate	30	%(c)	32%	31%	39%	46%	45%
	Roszel/Delaware Small-Mid Cap Growth Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.80		$12.25	$12.14	$11.70	$10.38	$7.62
Investment income (loss)—net (a)(i)	0.03		(0.07)	(0.07)	(0.07)	(0.08)	(0.06)
Realized and unrealized gain (loss) on investments—net	(1.25)		1.71	1.21	0.92	1.40	2.82
Total from investment operations	(1.22)		1.64	1.14	0.85	1.32	2.76
Distributions to shareholders from
Realized gains—net	(2.68)		(3.09)	(1.03)	(0.41)	—	(0.00	)†
Net asset value, end of period	$6.90		$10.80	$12.25	$12.14	$11.70	$10.38
Total Return (b)	(11.34	)%(c)	13.39%	9.85%	7.79%	12.72%	36.26%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	4.12	%(d)	2.90%	2.49%	2.37%	2.84%	4.69%
Expenses net of waivers and reimbursements, if any (h)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.16	%(e)
Expenses net of all reductions (i)	1.15	%(d)	1.11%	1.12%	1.14%	1.15%	1.15%
Investment income (loss)—net before expense reductions (g)	(2.44	)%(d)	(2.41)%	(1.92)%	(1.87)%	(2.40)%	(4.27)%
Investment income (loss)—net of waivers and reimbursements, if any (h)	0.54	%(d)	(0.66)%	(0.58)%	(0.65)%	(0.71)%	(0.74)%
Investment income (loss)—net of all reductions (i)	0.54	%(d)	(0.62)%	(0.55)%	(0.64)%	(0.71)%	(0.73)%
Supplemental Data:
Net assets, end of period (in thousands)	$1,474		$2,039	$2,764	$3,473	$3,475	$2,460
Portfolio turnover rate	28	%(c)	54%	47%	62%	42%	115%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Lazard International Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.52		$14.68	$13.22	$13.25	$11.51	$8.93
Investment income (loss)—net (a)(i)	0.22		0.27	0.20	0.20	0.15	0.12
Realized and unrealized gain (loss) on investments—net	(1.66)		0.94	2.67	0.82	1.71	2.48
Total from investment operations	(1.44)		1.21	2.87	1.02	1.86	2.60
Distributions to shareholders from:
Investment income—net	(0.33)		(0.24)	(0.21)	(0.16)	(0.07)	(0.02)
Realized gains—net	(2.48)		(2.13)	(1.20)	(0.89)	(0.05)	—
Total distributions	(2.81)		(2.37)	(1.41)	(1.05)	(0.12)	(0.02)
Net asset value, end of period	$9.27		$13.52	$14.68	$13.22	$13.25	$11.51
Total Return (b)	(10.63	)%(c)	8.09%	22.93%	8.48%	16.30%	29.12%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	2.43	%(d)	2.07%	1.90%	2.00%	2.20%	3.96%
Expenses net of waivers and reimbursements, if any (h)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (i)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Investment income (loss)—net before expense reductions (g)	2.20	%(d)	1.00%	0.71%	0.71%	0.23%	(1.61)%
Investment income (loss)—net of waivers and reimbursements, if any (h)	3.47	%(d)	1.92%	1.46%	1.56%	1.28%	1.20%
Investment income (loss)—net of all reductions (i)	3.47	%(d)	1.92%	1.46%	1.56%	1.28%	1.20%
Supplemental Data:
Net assets, end of period (in thousands)	$3,464		$4,344	$5,307	$5,067	$4,827	$3,645
Portfolio turnover rate	23	%(c)	30%	33%	29%	30%	28%
	Roszel/JPMorgan International Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.82		$12.82	$10.97	$12.34	$11.90	$8.91
Investment income (loss)—net (a)(i)	0.20		0.17	0.08	0.05	0.15	0.16
Realized and unrealized gain (loss) on investments—net	(1.46)		0.86	2.22	1.52	1.16	2.85
Total from investment operations	(1.26)		1.03	2.30	1.57	1.31	3.01
Distributions to shareholders from:
Investment income—net	0.00	†	(0.17)	(0.28)	(0.28)	(0.19)	(0.02)
Realized gains—net	(4.30)		(0.86)	(0.17)	(2.66)	(0.68)	—
Total distributions	(4.30)		(1.03)	(0.45)	(2.94)	(0.87)	(0.02)
Net asset value, end of period	$7.26		$12.82	$12.82	$10.97	$12.34	$11.90
Total Return (b)	(9.83	)%(c)	7.86%	21.44%	16.91%	11.83%	33.80%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	3.57	%(d)	3.65%	2.28%	2.51%	2.83%	3.17%
Expenses net of waivers and reimbursements, if any (h)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (i)	1.15	%(d)	1.15%	1.15%	1.15%	1.12%	1.14%
Investment income (loss)—net before expense reductions (g)	0.94	%(d)	(1.21)%	(0.47)%	(0.91)%	(0.44)%	(0.43)%
Investment income (loss)—net of waivers and reimbursements, if any (h)	3.36	%(d)	1.29%	0.66%	0.45%	1.24%	1.59%
Investment income (loss)—net of all reductions (i)	3.36	%(d)	1.29%	0.66%	0.45%	1.27%	1.60%
Supplemental Data:
Net assets, end of period (in thousands)	$2,788		$3,316	$3,678	$3,250	$2,993	$3,414
Portfolio turnover rate	13	%(c)	118%	45%	77%	168%	117%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Lord Abbett Government Securities Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004		2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.30		$10.15	$10.24	$10.41	$10.33		$10.49
Investment income (loss)—net (a)(i)	0.20		0.45	0.44	0.38	0.40		0.25
Realized and unrealized gain (loss) on investments—net	(0.09)		0.20	(0.08)	(0.16)	0.05		(0.07)
Total from investment operations	0.11		0.65	0.36	0.22	0.45		0.18
Distributions to shareholders from:
Investment income—net	(0.20)		(0.50)	(0.45)	(0.39)	(0.37)		(0.33)
Realized gains—net	—		—	—	—	—		(0.01)
Total distributions	(0.20)		(0.50)	(0.45)	(0.39)	(0.37)		(0.34)
Net asset value, end of period	$10.21		$10.30	$10.15	$10.24	$10.41		$10.33
Total Return (b)	1.09	%(c)	6.59%	3.62%	2.12%	4.11%		1.79%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	1.70	%(d)	1.53%	1.63%	1.55%	1.42%		1.56%
Expenses net of waivers and reimbursements, if any (h)	0.95	%(d)	0.95%	0.95%	0.95%	0.95%		0.96	%(e)
Expenses net of all reductions (i)	0.95	%(d)	0.95%	0.95%	0.95%	0.95%		0.96%
Investment income (loss)—net before expense reductions (g)	3.06	%(d)	3.83%	3.73%	3.08%	2.66%		1.81%
Investment income (loss)—net of waivers and reimbursements, if any (h)	3.80	%(d)	4.41%	4.41%	3.68%	3.13%		2.41%
Investment income (loss)—net of all reductions (i)	3.80	%(d)	4.41%	4.41%	3.68%	3.13%		2.41%
Supplemental Data:
Net assets, end of period (in thousands)	$6,483		$6,322	$8,236	$8,956	$10,245		$12,729
Portfolio turnover rate	218	%(c)	239%	215%	248%	406%		273%
	Roszel/BlackRock Fixed-Income Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004		2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.90		$9.74	$9.80	$10.05	$10.14		$10.19
Investment income (loss)—net (a)(i)	0.20		0.38	0.34	0.31	0.26		0.22
Realized and unrealized gain (loss) on investments—net	(0.12)		0.21	(0.04)	(0.21)	(0.02)		0.02
Total from investment operations	0.08		0.59	0.30	0.10	0.24		0.24
Distributions to shareholders from:
Investment income—net	(0.21)		(0.43)	(0.36)	(0.35)	(0.33)		(0.29)
Realized gains—net	—		—	—	—	—		0.00	†
Total distributions	(0.21)		(0.43)	(0.36)	(0.35)	(0.33)		(0.29)
Net asset value, end of period	$9.77		$9.90	$9.74	$9.80	$10.05		$10.14
Total Return (b)	0.79	%(c)	6.19%	3.17%	0.98%	2.04%		2.37%
Ratios to Average Net Assets:
Expenses before expense reductions (g)	1.46	%(d)	1.50%	1.36%	1.27%	1.22%		1.43%
Expenses net of waivers and reimbursements, if any (h)	0.95	%(d)	0.95%	0.95%	0.95%	0.97	%(f)	1.00%
Expenses net of all reductions (i)	0.95	%(d)	0.95%	0.95%	0.95%	0.97%		1.00%
Investment income (loss)—net before expense reductions (g)	3.55	%(d)	3.38%	3.10%	2.80%	2.35%		1.73%
Investment income (loss)—net of waivers and reimbursements, if any (h)	4.06	%(d)	3.93%	3.51%	3.12%	2.60%		2.16%
Investment income (loss)—net of all reductions (i)	4.06	%(d)	3.93%	3.51%	3.12%	2.60%		2.16%
Supplemental Data:
Net assets, end of period (in thousands)	$8,248		$9,399	$10,615	$13,286	$15,569		$17,958
Portfolio turnover rate	118	%(c)	207%	21%	28%	38%		24%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (concluded)

Notes to Financial Highlights:

†  Per share amount is less than $0.01.

(a)  Based on average shares outstanding during the respective periods.

(b)  Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at the net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c)  Not annualized.

(d)  Annualized.

(e)  The Portfolio's expense ratio net of waivers and reimbursements was lowered from 1.25% to 1.15% effective March 3, 2003. The ratio shown reflects the effect of the higher expense ratio for the period January 1 through March 2, 2003.

(f)  The Portfolio's expense ratio net of waivers and reimbursements was lowered from 1.00% to 0.95% effective May 1, 2004. The ratio shown reflects the effect of the higher expense ratio for the period January 1 through April 30, 2004.

(g)  Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(h)  Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(i)  Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited)

1.  Significant Accounting Policies:

MLIG Variable Insurance Trust (the "Trust") is a statutory trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios, each of which is, in effect, a separate mutual fund. Sixteen portfolios are included in this semi-annual report consisting of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/BlackRock Relative Value Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/Allianz NFJ Mid Cap Value Portfolio, Roszel/Cadence Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/JPMorgan International Equity Portfolio, Roszel/Lord Abbett Government Securities Portfolio, and Roszel/BlackRock Fixed-Income Portfolio (the "Portfolios"). Each Portfolio currently offers one class of shares to a separate account of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY"). MLLIC and MLLICNY were wholly owned subsidiaries of Merrill Lynch Insurance Group, Inc. (MLIG), which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."). MLLIC & MLLICNY were acquired by AEGON U.S.A. in a transaction that closed on December 28, 2007. The Portfolios serve as funding vehicles for certain variable annuity insurance contracts issued by MLLIC & MLLICNY. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments—Portfolio securities are valued most often on the basis of market quotations. Equity securities and other investments listed on any US or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the official closing price on that exchange or the official closing price on the NASDAQ on the valuation day. Securities of foreign issuers generally are valued on the basis of quotation from the primary market in which they are traded. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. Income-bearing securities with a maturity of 61 days or more are valued using dealer supplied quotations or prices supplied by qualified pricing services selected by J. P. Morgan Investor Services Co. (the "Administrator") pursuant to procedures established by the Trust's Board of Trustees. Short term debt securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates market value. Investments in other investment companies are valued at the daily closing net asset value of the respective investment company.

If quotations are not readily available for a security, or if the Adviser or Administrator believes that the quotation or other market price for a security does not represent its fair value, the Valuation Committee of the Adviser may value the security using procedures approved by the Trust's Board of Trustees that are designed to establish its "fair" value ("valuation procedures"). While the valuation procedures may be used to value any security, most often they are used to establish the values of small capitalization securities, lower-rated securities or securities of foreign issuers. The Adviser relies on its valuation procedures the most in connection with securities of foreign issuers whose principal trading market is outside the U.S. and/or are non-dollar securities. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). From time to time, events occur that affect foreign issuers or securities after the close of trading in the securities but before the close of business on the NYSE. In these situations, the fair value of the security as determined by the Adviser using the valuation procedures may be different from the last available quotation or other market price. The valuation procedures for securities of foreign issuers and/or non-dollar securities will, in most cases, include consultation with an independent fair value pricing service. Determining the fair value of securities involves consideration of objective factors

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

as well as the application of subjective judgments about issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by the Adviser's Valuation Committee under the valuation procedures for any security may vary from the last quoted sale price or the market close price, or from the value given to the same security by an independent pricing service, other financial institutions or investment managers or the Valuation Committee itself had it used a different methodology to value the security. The Trust and the Adviser cannot assure that a security can be sold at the fair value assigned to it at any time.

Furthermore, in addition to the fair valuation policies described above, and in accordance with procedures adopted by the board of trustees, the Roszel/JPMorgan International Equity Portfolio applies fair value pricing on a daily basis for equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor determines that the use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Roszel/JPMorgan International Equity Portfolio calculates its net asset value.

The Lord Abbett Government Securities Portfolio and BlackRock Fixed-Income Portfolios invest a significant portion of their assets in certain securities, the issuers of which operate under a congressional charter. These securities (Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, and Government National Mortgage Association) are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit), would require congressional action. The BlackRock Fixed-Income Portfolio also invests in mortgage-backed securities and asset-backed securities. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Portfolio has not been adversely impacted, continuing shifts in the market's perception of the credit quality of fixed-income securities, particularly mortgage-backed and asset-backed securities, may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio.

In September 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, ("FAS 157"). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Portfolios' investments. These inputs are summarized into the three broad levels listed below:

•  Level 1—Quoted prices in active markets for identical securities.

•  Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3—Significant unobservable inputs (including Portfolios' own assumptions in determining the fair value of investments.

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolios' investments carried at fair value:

Portfolio	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Roszel/Lord Abbett Large Cap Value Portfolio	$5,231,387	$5,086,157	$145,230	$—
Roszel/Davis Large Cap Value Portfolio	1,833,539	1,731,921	101,618	—
Roszel/BlackRock Relative Value Portfolio	6,230,810	6,186,987	43,823	—
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,482,244	1,434,340	47,904	—
Roszel/AllianceBernstein Large Cap Core Portfolio	744,521	734,349	10,172	—
Roszel/Loomis Sayles Large Cap Growth Portfolio	702,815	685,980	16,835	—
Roszel/Rittenhouse Large Cap Growth Portfolio	4,652,216	4,440,159	212,057	—
Roszel/Marsico Large Cap Growth Portfolio	80,136,344	69,716,579	10,419,765	—
Roszel/Allianz NFJ Mid Cap Value Portfolio	1,841,377	1,618,627	222,750	—
Roszel/Cadence Mid Cap Growth Portfolio	1,439,771	1,420,525	19,246	—
Roszel/NWQ Small Cap Value Portfolio	2,679,684	2,641,257	38,427	—
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,489,241	1,424,189	65,052	—
Roszel/Lazard International Portfolio	3,389,195	3,362,394	26,801	—
Roszel/JPMorgan International Equity Portfolio	2,760,932	147,933	2,612,999	—
Roszel/Lord Abbett Government Securities Portfolio	7,380,934	—	7,380,934	—
Roszel/BlackRock Fixed-Income Portfolio	9,317,012	—	9,317,012	—

At June 30, 2008 there were no Level 3 Portfolio investments for which significant unobservable inputs were used to determine fair value.

(b) New accounting pronouncements—In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds' derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolios' financial statement disclosures.

(c) Repurchase agreements—The Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

(d) Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

(e) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

(f) Expenses—Common expenses of the Trust have been allocated to the individual Portfolios of the Trust daily on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

(g) Dividends and distributions—Each Portfolio except Roszel/Lord Abbett Government Securities Portfolio and Roszel/BlackRock Fixed-Income Portfolio (the "Fixed Income Portfolios"), intends to distribute at least annually to shareholders substantially all of its net investment income. The Fixed Income Portfolios declare and pay dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(h) Delayed Delivery Transactions—Each Portfolio, except the Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, and the Roszel/Lazard International Portfolio may purchase or sell securities on a "delayed delivery" basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash are designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

(i) Dollar Roll Transactions—The Roszel/Lord Abbett Government Securities Portfolio may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Portfolio exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities.

During the six months ended June 30, 2008, the Portfolio engaged in dollar roll transactions:

Portfolio	Maximum Amount Outstanding During the Period	Principal Amount Outstanding as of 06/30/2008	Average Amount Outstanding During the Period	Average Shares Outstanding During the Period	Average Amount per Share Outstanding During the Period	Fee Income Earned
Roszel/Lord Abbett Government Securities Portfolio	$917,625	$201,365	$60,411	$642,086	$0.09	$—

The average amount outstanding during the six months ended June 30, 2008 was calculated by totaling dollar rolls outstanding at the end of each day and dividing the sum by the number of days in the period.

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

(j) Taxes—Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes. The Portfolios file tax returns with the U.S. Internal Revenue Service and various other taxing authorities.

The Portfolios adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, a Portfolio recognizes interest accrued related to unrecognized tax benefits and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2007, remains subject to examination by taxing authorities.

2.  Investment Advisory Fees and Other Transactions with Affiliates:

The Trust has entered into a management agreement with the Advisor. For the six months ended June 30, 2008, the annual investment advisory fees as a percentage of average daily net assets were as follows:

Portfolio	Fee
Roszel/Lord Abbett Large Cap Value Portfolio	0.80%
Roszel/Davis Large Cap Value Portfolio	0.80%
Roszel/BlackRock Relative Value Portfolio	0.80%
Roszel/Fayez Sarofim Large Cap Core Portfolio	0.80%
Roszel/AllianceBernstein Large Cap Core Portfolio	0.80%
Roszel/Loomis Sayles Large Cap Growth Portfolio	0.80%
Roszel/Rittenhouse Large Cap Growth Portfolio	0.80%
Roszel/Marsico Large Cap Growth Portfolio	0.80%
Roszel/Allianz NFJ Mid Cap Value Portfolio	0.80%
Roszel/Cadence Mid Cap Growth Portfolio	0.80%
Roszel/NWQ Small Cap Value Portfolio	0.85%
Roszel/Delaware Small-Mid Cap Growth Portfolio	0.85%
Roszel/Lazard International Portfolio . . . . . . . .	0.85%
Roszel/JPMorgan International Equity Portfolio	0.85%
Roszel/Lord Abbett Government Securities Portfolio	0.65%
Roszel/BlackRock Fixed-Income Portfolio	0.65%

BlackRock Investment Management, LLC ("BlackRock"), an affiliate of the Advisor serves as sub-adviser for the Roszel/BlackRock Relative Value and Roszel/BlackRock Fixed-Income Portfolios. BlackRock's sub advisory fees are paid by the Advisor. BlackRock is paid an annual fee of 0.35% on the first $200 million, 0.27% on the second $200 million, and 0.25% on assets in excess of $400 million as a percentage of average daily net assets of the Roszel/BlackRock Relative Value Portfolio. BlackRock is paid an annual fee of 0.20% of the average daily net assets of the Roszel/BlackRock Fixed-Income Portfolio. ML& Co.'s Global Private Equity group owns an interest in Windy City Investments, Inc., which owns Nuveen Investment Inc. (Nuveen), the parent company of NWQ Investment Management Company, LLC (NWQ) and Rittenhouse Asset Management Inc. (Rittenhouse). Because ML&Co. is an indirect investor in Nuveen Investments, Inc., it may also be considered an indirect affiliate of these two sub-advisers under certain securities laws.

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

For the six months ended June 30, 2008, the following Portfolios placed a portion of their portfolio transactions with brokerage firms affiliated with the Advisor:

Portfolio	Broker	Commission Paid
Roszel/Lord Abbett Large Cap Value Portfolio	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$19
	Citation Financial Group	40
Roszel/BlackRock Relative Value Portfolio	Merrill Lynch, Pierce, Fenner & Smith Incorporated	307
Roszel/Fayez Sarofim Large Cap Core Portfolio	Merrill Lynch, Pierce, Fenner & Smith Incorporated	7
Roszel/AllianceBernstein Large Cap Core Portfolio	Merrill Lynch, Pierce, Fenner & Smith Incorporated	145
	Citation Financial Group	5
Roszel/Loomis Sayles Large Cap Growth Portfolio	Merrill Lynch, Pierce, Fenner & Smith Incorporated	51
	Citation Financial Group	31
Roszel/Cadence Mid Cap Growth Portfolio	Merrill Lynch, Pierce, Fenner & Smith Incorporated	99
Roszel/NWQ Small Cap Value Portfolio	Citation Financial Group	8

A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

Portfolio	Expense Reductions
Roszel/Lord Abbett Large Cap Value Portfolio	$67
Roszel/AllianceBernstein Large Cap Core Portfolio	2
Roszel/Loomis Sayles Large Cap Growth Portfolio	34
Roszel/NWQ Small Cap Value Portfolio	19

Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

Average Daily Net Assets	Annual Fee or Rate
Up to $15,000,000	$7,500
Above $15,000,000 - $25,000,000	0.050%
Above $25,000,000 - $50,000,000	0.040%
Above $50,000,000 - $75,000,000	0.030%
Above $75,000,000	0.025%

The Trust's distributor is MLPF&S, an affiliate of the Advisor.

Certain officers of the Trust are officers and/or directors of the Advisor, MLPF&S and MLIG.

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

3.  Investments:

Purchases and sales of investments, excluding short-term securities of the Portfolios, for the six months ended June 30, 2008 were as follows:

Portfolio	Purchases	Sales
Roszel/Lord Abbett Large Cap Value Portfolio	$1,762,860	$2,743,270
Roszel/Davis Large Cap Value Portfolio	240,832	416,771
Roszel/BlackRock Relative Value Portfolio	1,717,607	1,582,542
Roszel/Fayez Sarofim Large Cap Core Portfolio	249,374	135,528
Roszel/AllianceBernstein Large Cap Core Portfolio	496,096	618,381
Roszel/Loomis Sayles Large Cap Growth Portfolio	877,939	909,753
Roszel/Rittenhouse Large Cap Growth Portfolio	1,267,843	2,013,038
Roszel/Marsico Large Cap Growth Portfolio	34,265,999	24,932,839
Roszel/Allianz NFJ Mid Cap Value Portfolio	694,736	792,753
Roszel/Cadence Mid Cap Growth Portfolio	1,229,652	1,969,718
Roszel/NWQ Small Cap Value Portfolio	830,444	834,919
Roszel/Delaware Small-Mid Cap Growth Portfolio	445,042	804,160
Roszel/Lazard International Portfolio . . . . . . . .	848,264	1,286,066
Roszel/JPMorgan International Equity Portfolio	409,211	579,143
Roszel/Lord Abbett Government Securities Portfolio	14,653,123	14,561,263
Roszel/BlackRock Fixed-Income Portfolio	10,972,938	11,483,321

As of June 30, 2008, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Portfolio	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Roszel/Lord Abbett Large Cap Value Portfolio	$5,388,829	$606,033	$(763,475)	$(157,442)
Roszel/Davis Large Cap Value Portfolio	1,837,080	284,783	(288,324)	(3,541)
Roszel/BlackRock Relative Value Portfolio	6,814,459	797,591	(1,381,240)	(583,649)
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,391,076	222,563	(131,395)	91,168
Roszel/AllianceBernstein Large Cap Core Portfolio	826,295	51,936	(133,710)	(81,774)
Roszel/Loomis Sayles Large Cap Growth Portfolio	683,799	42,525	(23,509)	19,016
Roszel/Rittenhouse Large Cap Growth Portfolio	4,605,104	456,284	(395,068)	61,216
Roszel/Marsico Large Cap Growth Portfolio	72,744,140	10,014,930	(2,622,726)	7,392,204
Roszel/Allianz NFJ Mid Cap Value Portfolio	2,096,953	73,957	(329,533)	(255,576)
Roszel/Cadence Mid Cap Growth Portfolio	1,313,477	183,768	(57,474)	126,294
Roszel/NWQ Small Cap Value Portfolio	3,141,754	239,403	(701,473)	(462,070)
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,392,112	265,207	(168,078)	97,129
Roszel/Lazard International Portfolio . . . . . . . .	3,279,453	370,839	(261,097)	109,742
Roszel/JPMorgan International Equity Portfolio	2,894,099	237,434	(370,601)	(133,167)
Roszel/Lord Abbett Government Securities Portfolio	7,341,432	67,693	(28,191)	39,502
Roszel/BlackRock Fixed-Income Portfolio	9,368,848	54,966	(106,802)	(51,836)

4.  Expense Limitation:

The Trust and the Advisor have entered into an expense limitation agreement which is effective through April 30, 2009, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees. Under the agreement, the Advisor agrees to waive fees payable to it and, if necessary, reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

expenditures that are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

Portfolio	Fee
Roszel/Lord Abbett Large Cap Value Portfolio	1.10%
Roszel/Davis Large Cap Value Portfolio	1.10%
Roszel/BlackRock Relative Value Portfolio	1.10%
Roszel/Fayez Sarofim Large Cap Core Portfolio	1.10%
Roszel/AllianceBernstein Large Cap Core Portfolio	1.10%
Roszel/Loomis Sayles Large Cap Growth Portfolio	1.10%
Roszel/Rittenhouse Large Cap Growth Portfolio	1.10%
Roszel/Marsico Large Cap Growth Portfolio	1.10%
Roszel/Allianz NFJ Mid Cap Value Portfolio	1.10%
Roszel/Cadence Mid Cap Growth Portfolio	1.10%
Roszel/NWQ Small Cap Value Portfolio	1.15%
Roszel/Delaware Small-Mid Cap Growth Portfolio	1.15%
Roszel/Lazard International Portfolio . . . . . . . .	1.15%
Roszel/JPMorgan International Equity Portfolio	1.15%
Roszel/Lord Abbett Government Securities Portfolio	0.95%
Roszel/BlackRock Fixed-Income Portfolio	0.95%

The expense limitation is affected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended June 30, 2008, advisory fee waivers and expense reimbursements were as follows:

Portfolio	Advisory Fees Waived	Expense Reimbursement
Roszel/Lord Abbett Large Cap Value Portfolio	$24,422	$814
Roszel/Davis Large Cap Value Portfolio	7,893	15,425
Roszel/BlackRock Relative Value Portfolio	27,737	—
Roszel/Fayez Sarofim Large Cap Core Portfolio	5,687	15,641
Roszel/AllianceBernstein Large Cap Core Portfolio	3,371	19,464
Roszel/Loomis Sayles Large Cap Growth Portfolio	2,555	25,138
Roszel/Rittenhouse Large Cap Growth Portfolio	21,081	2,613
Roszel/Marsico Large Cap Growth Portfolio	15,039	—
Roszel/Allianz NFJ Mid Cap Value Portfolio	7,563	15,752
Roszel/Cadence Mid Cap Growth Portfolio	7,215	19,623
Roszel/NWQ Small Cap Value Portfolio	12,086	11,728
Roszel/Delaware Small-Mid Cap Growth Portfolio	6,887	17,144
Roszel/Lazard International Portfolio	16,374	8,118
Roszel/JPMorgan International Equity Portfolio	12,964	23,770
Roszel/Lord Abbett Government Securities Portfolio	21,517	3,351
Roszel/BlackRock Fixed-Income Portfolio	23,115	—

In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years.

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (concluded)

As of June 30, 2008 the remaining maximum amounts recoverable by the Advisor over the next three years under the expense limitation agreement are as follows:

	Amount Eligible Through			Total Eligible for
Portfolio	2008	2009	2010	Reimbursement
Roszel/Lord Abbett Large Cap Value Portfolio	$28,531	$42,946	$45,195	$116,672
Roszel/Davis Large Cap Value Portfolio	22,899	46,616	45,451	114,966
Roszel/BlackRock Relative Value Portfolio	25,757	45,191	53,096	124,044
Roszel/Fayez Sarofim Large Cap Core Portfolio	19,659	37,831	39,939	97,429
Roszel/AllianceBernstein Large Cap Core Portfolio	21,358	41,277	43,313	105,948
Roszel/Loomis Sayles Large Cap Growth Portfolio	18,868	49,770	50,144	118,782
Roszel/Rittenhouse Large Cap Growth Portfolio	25,260	42,172	40,558	107,990
Roszel/Marsico Large Cap Growth Portfolio	20,746	46,115	27,690	94,551
Roszel/Allianz NFJ Mid Cap Value Portfolio	20,950	40,576	50,460	111,986
Roszel/Cadence Mid Cap Growth Portfolio	21,831	42,684	55,246	119,761
Roszel/NWQ Small Cap Value Portfolio	21,064	38,540	44,317	103,921
Roszel/Delaware Small-Mid Cap Growth Portfolio	21,664	41,610	43,273	106,547
Roszel/Lazard International Portfolio	22,026	40,266	45,347	107,639
Roszel/JPMorgan International Equity Portfolio	22,287	42,580	87,469	152,336
Roszel/Lord Abbett Government Securities Portfolio	34,470	55,318	41,852	131,640
Roszel/BlackRock Fixed-Income Portfolio	27,895	47,739	53,692	129,326

5.  Subsequent Event:

Effective August 1, 2008, the Roszel/BlackRock Relative Value Portfolio became the Roszel/BlackRock Equity Dividend Portfolio. The Portfolio maintains its investment objective of seeking long-term capital appreciation but pursues this objective through different investment strategies.

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited)

The Board, which includes as members only trustees who are not "interested persons" as defined in the 1940 Act ("independent trustees"), meets on a quarterly basis to review the ongoing operations of the Trust and, at each meeting, considers matters bearing on (1) the Management Agreement between the Trust and Roszel Advisors, and (2) the Sub-Advisory Agreements between Roszel Advisors and the Sub-Advisers to the Portfolios. The independent trustees meet frequently in executive session and are advised by independent legal counsel selected by the independent trustees.

At a meeting of the Board held in-person on March 13, 2008, the Board, with the assistance of independent counsel, considered (1) the continuance of the Management Agreement with respect to each Portfolio and (2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio (with the exception of the Roszel/Allianz NFJ Mid Cap Value Portfolio).

The following discussion is not intended to be all-inclusive. With respect to the Management Agreement and each Sub-Advisory Agreement, the Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and its committees, as well as the information discussed during a telephonic meeting held on March 7, 2008.

The Board's determinations were made separately with respect to each Portfolio. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the continuance of the Management Agreement and the Sub-Advisory Agreements. The Board did not identify any particular information that was all-important or controlling. The approval determinations were made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

In preparation for the March 13, 2008 meeting, the Board held a telephonic meeting on March 7, 2008 to discuss the performance of Roszel Advisors and each Sub-Adviser. The independent trustees specifically requested this additional telephonic meeting in order to provide themselves with an opportunity to obtain information from management and ask questions of management in advance of the in-person meeting. The Board also used the time in between the telephonic and the in-person meeting to meet in a private session with their independent counsel at which no representatives from Roszel Advisors or the Sub-Advisers were present.

At both the March 7, 2008 meeting and the March 13, 2008 in-person meeting, the Board evaluated, among other things, written information provided by Roszel Advisors and each Sub-Adviser, as well as answers to questions posed by the Board to representatives of Roszel Advisors. In response to specific requests from the independent trustees, Roszel Advisors and the Sub-Advisers furnished information concerning a variety of aspects of the operation of the Portfolios including, (1) detail concerning the nature, extent and quality of the services provided by Roszel Advisors and the Sub-Advisers, (2) the investment performance of the Portfolios, (3) the advisory fees, Sub-Advisory fees and total expenses of the Portfolios, (4) an assessment as to whether any economies of scale existed in connection with the operation of the Portfolios and whether fee levels reflect any economies of scale for the benefit of shareholders, (5) information concerning costs of services provided to the Portfolios and the profitability to Roszel Advisors and the Sub-Advisers of providing such services, and (6) information concerning direct or indirect benefits (such as soft dollars) enjoyed by Roszel Advisors, the Sub-Advisers or their respective affiliates as a result of their relationship with the Trust. In addition, the Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including fee, expense and performance information. This report also ranked each Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds ("Comparable Group"), and a group compiled by the independent consultant

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

consisting of all registered investment companies underlying variable insurance products that are managed in the same investment style as each Portfolio ("Competitor Group").

Below is a discussion of the information considered by the Board, as well as the Board's conclusions with respect to the Management Agreement and Sub-Advisory Agreements presented to the Board for its approval at the March 13, 2008 meeting.

Nature, Extent and Quality of Services Provided by Roszel Advisors and the Sub-Advisers

Roszel Advisors

The Board considered the nature, quality and extent of services provided by Roszel Advisors to the Trust and each of the Portfolios. In making its evaluation with respect to the Management Agreement, the Board considered that under the Management Agreement, Roszel Advisors is the investment manager of the Trust and of each of the Portfolios. As the investment manager, subject to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining Sub-Advisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by Roszel Advisors under the Management Agreement to the Trust and to each of the Portfolios, and that there was a reasonable basis on which to conclude that Roszel Advisors would continue to provide high quality investment management services to the Portfolios.

Sub-Advisers

The Board considered the nature, quality and extent of services provided by each of the Sub-Advisers to the Portfolios. In making its evaluation with respect to the Sub-Advisory Agreements, the Board considered that under each Sub-Advisory Agreement, the respective Sub-Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectuses and Statement of Additional Information. In connection with these responsibilities and duties, the Board considered the fact that each Sub-Adviser is responsible for (1) providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information on investments that a Portfolio may hold or contemplate purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting its Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies.

The Board did not consider the renewal of the Sub-Advisory Agreement for the Roszel/Allianz NFJ Mid Cap Value Portfolio because the Sub-Adviser has been managing the investments of the Portfolio for less than a year and is operating under a two year agreement.

With respect to the other Portfolios the Board concluded that it was satisfied with the nature, quality and extent of the services provided by each Sub-Adviser under its Sub-Advisory Agreement, and concluded that there was a reasonable basis on which to conclude that each Sub-Adviser would continue to provide satisfactory investment Sub-Advisory services to the Portfolio.

One element of the nature, quality and extent of services is investment performance, which is discussed separately in the following section.

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

Investment Performance

The Board reviewed information provided by Roszel Advisors with respect to each existing Portfolio's performance compared to its benchmark index for the one year period January 31, 2008, the three year period ended January 31, 2008, the five year period ended January 31, 2008, and the period covering the Portfolio's inception date through January 31, 2008. The Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed performance information for the Portfolios that ranked each Portfolio with its Comparable Group and its Competitor Group. The Board was also provided with statistics for the benchmark returns for various broad market indicators.

In reviewing performance, the Board considered the size of each Portfolio and the fact that the Portfolios are designed for use in the Consults Annuity and therefore are sub-advised by investment managers that are part of the Merrill Lynch Consults managed brokerage account program (the "Consults Program").

For each of the Portfolios listed below, the Board concluded that continuation of the agreements was appropriate in light of the relatively small asset sizes of many of the Portfolios, the relationship between the Portfolio and the Consults Program, the steps taken by Roszel Advisors to monitor and improve performance, and the recommendation of Roszel that no Sub-Adviser changes were appropriate. The Board requested that Roszel Advisors continue to closely monitor the performance of those Portfolios that had significantly underperformed their benchmarks. The benchmark and peer group comparisons for the Portfolios are summarized below.

Roszel/Lord Abbett Large Cap Value Portfolio

The Board noted that, although the Portfolio slightly underperformed its benchmark, the Russell 1000 Value Index, for the three and five year periods ended January 31, 2008, the Portfolio outperformed its benchmark since inception and for the one year period ended January 31, 2008. The Portfolio also performed well, over a longer time period, when compared with its competitors; for the five year period ended December 31, 2007, the Portfolio ranked in the 2nd quintile relative to its Competitor Group. For the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 4th, 2nd, 4th, and 3rd quintiles, respectively, relative to its Competitor Group.

Roszel/Davis Large Cap Value Portfolio

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one year period ended January 31, 2008 and for the period since Davis became its Sub-Adviser on October 1, 2006. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 3rd, 4th, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.

Roszel/BlackRock Relative Value Portfolio

The Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio's inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 3rd, 4th, 4th, and 5th quintiles, respectively, relative to its Competitor Group.

Roszel/Fayez Sarofim Large Cap Core Portfolio

The Portfolio outperformed its benchmark, the S&P 500 Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio's inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 3rd, 4th, and 4th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Portfolio's net assets of $1.5 million made it the smallest fund in its Comparable Group.

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

Roszel/AllianceBernstein Large Cap Core Portfolio

The Portfolio outperformed its benchmark, the S&P 500 Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio's inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 5th, 4th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Portfolio's net assets of $1.3 million made it the smallest fund in its Comparable Group.

Roszel/Loomis Sayles Large Cap Growth Portfolio

The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio's inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 4th, 4th, 3rd, and 4th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Portfolio's net assets of $1.0 million made it the smallest fund in its Comparable Group.

Roszel/Rittenhouse Large Cap Growth Portfolio

The Portfolio outperformed its benchmark, the S&P 500 Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio's inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 4th, 3rd, 5th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted the conservative nature of Rittenhouse's strategy.

Roszel/Marsico Large Cap Growth Portfolio

The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one year period ended January 31, 2008 and outperformed its benchmark since Marsico became the Sub-Adviser on July 1, 2005. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 1st, 2nd, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.

Roszel/Allianz NFJ Mid Cap Value Portfolio

The Board evaluated the performance of the Portfolio only with respect to the approval of the Management Agreement. The Board noted that performance had improved since NFJ became the Portfolio's Sub-Adviser.

Roszel/Cadence Mid Cap Growth Portfolio

The Board noted that the Portfolio had outperformed its benchmark, the Russell Midcap Growth Index, since Cadence became the Sub-Adviser on April 1, 2007. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 2nd, 3rd, and 4th quintiles, respectively, relative to its Competitor Group.

Roszel/NWQ Small Cap Value Portfolio

The Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio's inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 1st, 1st, and 1st quintiles, respectively, relative to its Competitor Group.

Roszel/Delaware Small-Mid Cap Growth Portfolio

The Portfolio outperformed its benchmark, the Russell 2500 Growth Index, for the one and three year periods ended January 31, 2008, but underperformed its benchmark for the five year period ended January 31, 2008 and for the period since the Portfolio's inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 2nd, 2nd, and 3rd quintiles, respectively, relative to its Competitor Group.

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

Roszel/Lazard International Portfolio

The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio's inception. For each of the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 5th quintile relative to its Competitor Group. In its review, the Board noted that the Portfolio's net assets of $5.2 million made it the smallest fund in its Comparable Group. The Board also considered Lazard's investment approach and its relative performance during down markets (including periods prior to inception of the Portfolio).

Roszel/JPMorgan International Equity Portfolio

The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio's inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 5th, 5th, 4th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the performance of the Portfolio included performance from a time period when the Portfolio had been managed by former Sub-Advisers. The Board further noted that the Portfolio's net assets of $3.6 million made it the smallest fund in its Comparable Group.

Roszel/Lord Abbett Government Securities Portfolio

The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Government Master Bond Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio's inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 4th, 3rd, 3rd, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.

Roszel/BlackRock Fixed-Income Portfolio

The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Domestic Master Bond Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio's inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 4th, 5th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Portfolio had a new management team that, less than a year earlier, had begun to implement a new strategy for managing the Portfolio.

Advisory Fees, Sub-Advisory Fees and Total Expenses

The Board considered the advisory fee paid by each Portfolio to Roszel Advisors, as well as the Sub-Advisory fees paid by Roszel Advisors to the Sub-Advisers. To assist the Board in its evaluation, the Board reviewed information contained in a report prepared by an independent consultant that consisted of detailed information for the existing Portfolios, including contractual management fees, actual management fees, non-management expenses and total operating expenses, and ranked each Portfolio against its Comparable Group and Competitor Group.

The Board noted that each Portfolio's contractual management fees and actual total expenses were greater than the median contractual management fees and median actual total expenses of its peer group. However, significant consideration also was given to the fact that Roszel Advisors has entered into an expense limitation agreement with the Trust, effective through April 30, 2009 (the "Expense Limitation Agreement"), whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The Board also noted that the net asset levels of the Portfolios were generally at the lower end of the net asset range for the Comparable Group and the Competitor Group.

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (concluded)

Costs of Services Provided and Profitability

The Board reviewed information provided by Roszel Advisors with respect to the costs of services provided by Roszel Advisors and the estimated profit or loss to Roszel Advisors in providing such services. The Board reviewed information on a Portfolio-by-Portfolio basis and an overall Trust basis. Roszel Advisors estimated that it had made a profit on the operation of the Trust on an overall basis. On an individual Portfolio basis, Roszel Advisors estimated a loss for all but the Roszel/Marsico Large Cap Growth Portfolio. Roszel Advisors also estimated that its entire profit for 2007 was more than offset by the payment of administrative services fees to the insurance companies that offer the variable contracts through which the Trust's Portfolios are offered.

In its review, the Board gave significant consideration to the fact that Roszel Advisors has entered into the Expense Limitation Agreement with the Trust, whereby through April 30, 2009, Roszel Advisors agrees to reimburse each Portfolio for certain fees and expenses to the extent total operating expenses exceed certain limits. The Board reviewed certain information provided by the Sub-Advisers regarding profitability. The Board concluded that the level of profitability of an unaffiliated Sub-Adviser is not as significant as the profitability of Roszel Advisors. In addition, the Board noted that any Sub-Adviser profit is likely to be relatively modest in light of the net asset levels of the Portfolios.

Additional Benefits

The Board also reviewed information provided by Roszel Advisors and each Sub-Adviser with respect to any direct or indirect benefits the Sub-Adviser receives as a result of its relationship with the Portfolio (in addition to advisory fees). The Board considered each Sub-Adviser's brokerage policies, including any benefits received from soft dollar arrangements. The Board also considered that Sub-Advisers may receive intangible benefits, such as enhanced name recognition. The Board concluded that the benefits derived by the Sub-Advisers were reasonable and consistent with the types of benefits generally derived by Sub-Advisers to mutual funds.

Economies of Scale

The Board considered whether the Trust has benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the Portfolios, and whether fee levels reflect any economies of scale for the benefit of shareholders. It was noted that total net assets for the Portfolios remained relatively level during 2007, and a representative from Roszel Advisors explained that the current asset levels did not result in economies of scale to the Trust or to Roszel Advisors with respect to investment advisory fees. In addition, the Board reviewed materials prepared by the independent consultant described above that showed that net assets of the Portfolios were generally at the lower end of the net asset range for the Portfolios' respective peer groups. Therefore, the Board concluded that the advisory fee structure at the advisor level with respect to the Management Agreement and the Sub-Adviser level with respect to the Sub-Advisory Agreements was reasonable and that no changes were currently necessary to reflect economies of scale.

Conclusions

At the March 13, 2008 meeting, the Board, having requested and received such information from Roszel Advisors and the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement and the Sub-Advisory Agreements, unanimously approved (1) the continuance of the Management Agreement with respect to each Portfolio through March 31, 2009 and (2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio through March 31, 2009 (with the exception of the Roszel/Allianz NFJ Mid Cap Value Portfolio), and further approved the compensation payable to Roszel Advisers by the Trust and the compensation payable to the Sub-Advisers by Roszel Advisers with respect to each Portfolio as set forth in the Management Agreement and each Sub-Advisory Agreement.

Trustees and Officers

Kevin J. Tierney
Independent Trustee and
Chairperson of the Board

Robert M. Bordeman
Independent Trustee

Lisa Wilhelm Haag
Independent Trustee

Deborah J. Adler
President

J. David Meglen
Vice-President

Ann M. Strootman
Treasurer and Chief Financial Officer

Lori M. Salvo
Secretary and Chief Compliance Officer

Frances C. Grabish
Assistant Secretary

Investment Manager

Roszel Advisors LLC
1700 Merrill Lynch Drive
Pennington, NJ 08534

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Custodian

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

Administrator

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

Legal Counsel

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust's portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC's website at http://www.sec.gov.

MLIG Variable Insurance Trust

P.O. Box 44222

Jacksonville, Florida 32231-4222  # 101199RR-0608

MLIG Variable
Insurance Trust

Roszel/Marsico Large Cap Growth Portfolio

Roszel/Lord Abbett Affiliated Portfolio

Roszel/Allianz CCM Capital Appreciation Portfolio

Roszel/Lord Abbett Mid Cap Value Portfolio

Roszel/Seligman Mid Cap Growth Portfolio

Roszel/Allianz NFJ Small Cap Value Portfolio

Roszel/JPMorgan Small Cap Growth Portfolio

Roszel/Delaware Trend Portfolio

Roszel/Lord Abbett Bond Debenture Portfolio

Semi-Annual Report
June 30, 2008

To Our Shareholders:

The first half of 2008 was the most challenging financial market environment that we have experienced since 2002, and prices of financial assets around the globe came under considerable pressure. Mortgage-related losses have impaired the balance sheets and lending ability of financial institutions, which has sparked a credit contraction more severe than in recent decades. At the same time, the global economy has faced a sharp spike in commodity prices, fueled by explosive demand from emerging market economies. In the U.S., the dollar's declining value has worsened the impact of these rising prices. Under the harmful influences of credit contraction and commodity costs, worldwide economic growth has slowed significantly.

The slide in U.S. stock prices, which began in October 2007, continued into 2008. A modest recovery from mid-March to mid-May proved temporary, and stocks ended June near their lows for the year. For the first half of 2008 the S&P 500 lost -11.9%. The two principal influences on economic activity, the credit crunch and commodity prices, also showed their influence on equity returns. In a weak market, financial stocks were the weakest (S&P 500 Financials -30.9%), and the energy and materials sectors were the only S&P sectors with positive returns (S&P 500 Energy +8.1%, Materials +0.2%). Stocks of smaller companies slightly outperformed larger ones, due to the negative impact of large financial companies. The Russell 2000 index (the 2000 smallest companies in the Russell 3000 index of U.S. stocks) fell -9.4%, while the Russell Top 200 index (the largest 200) dropped -10.9%. Growth stocks (Russell 3000 Growth index -9.0%) fared somewhat better than value stocks (Russell 3000 Value index -13.3%). In general, the market favored commodity-related stocks or the stocks of defensive companies with more stable earnings.

The story for non-U.S. equity markets was much the same, though on average the losses were not quite as significant. The MSCI EAFE index of developed markets lost -10.6%. Emerging markets, which had generated remarkable rates of return for several years, were not immune to recent problems. The MSCI Emerging Markets index declined -11.6%. Some of the highest growth, highest return markets of recent years were hardest hit, notably China (Shanghai Composite -47.5%) and India (Bombay Sensex -33.3%).

In an attempt to avert severe dislocations in the U.S. banking system and credit markets, the Federal Reserve lowered its target rate for Fed Funds in four quick steps, from 4.25% to 2%, by the end of April. The Fed also put in place a number of special credit facilities to backstop banks, which were under liquidity pressure because of the declining value of sub-prime mortgage holdings. Despite these measures, bond prices remained under pressure from heightened credit concerns and renewed inflation fears (CPI +2.5%). The yield on the 10-year U.S. Treasury bond rose to a 4.3% high, in June, before ending the month at 4.0%, little changed from the beginning of the year. Against this backdrop, investment grade U.S. bonds posted unspectacular returns (ML Domestic Master Bond index +1.3%). Treasury bonds were the strongest fixed income sector (ML Treasury Master +2.2%). Credit spreads widened for every other type of bond, resulting in lower returns or outright losses (ML Mortgage Master +1.9%, ML Corporate Master -0.8%, ML High Yield Master -1.2%). Three-month Treasury Bills returned +1.2%.

The causes of recent market turmoil are still with us. The housing market remains weak; credit conditions remain tight; and economic growth remains soft – classic conditions for a bear market. In this environment, close attention to the risks and potential rewards of individual security holdings will be a critical matter.

To understand the thinking of each Portfolio's sub-adviser, please consult the individual discussions, which follow this letter. Each one reviews the factors that contributed to performance in the first half of 2008.

Roszel Advisors, LLC	MLIG Variable Insurance Trust

John R. Manetta	Deborah J. Adler

President and Chief Investment Officer	President

The views expressed in the "Portfolio Manager's Commentary" for each Portfolio of the Trust are those of the Portfolio's sub-adviser and are not necessarily the opinions of Roszel Advisors, LLC or the sub-adviser of any other Portfolio of the Trust. The views and portfolio holdings are as of June 30, 2008, and may have changed since that date.

In addition to historical information, the Portfolio Manager's Commentary for a Portfolio may include forward looking statements. These statements may discuss the impact of domestic and foreign markets, industry and economic trends and developments, and governmental regulations of the Portfolio and its holdings. Such statements are subject to uncertainty and the impact on a Portfolio may be materially different from what is described herein. The sub-adviser of a Portfolio has no obligation to update or revise these statements.

Investment in a Portfolio of the Trust is subject to investment risk, including loss of principal. For a detailed description of the risks associated with a particular Portfolio, please refer to the prospectus for the Trust.

TABLE OF CONTENTS

Portfolio Expenses, Portfolio Manager's Commentary, Performance Information, Portfolio
Summary and Schedules of Investments:

Notes to Performance Information	4

About Your Portfolio's Expenses	5

Roszel/Marsico Large Cap Growth Portfolio	7

Roszel/Lord Abbett Affiliated Portfolio	11

Roszel/Allianz CCM Capital Appreciation Portfolio	15

Roszel/Lord Abbett Mid Cap Value Portfolio	19

Roszel/Seligman Mid Cap Growth Portfolio	23

Roszel/Allianz NFJ Small Cap Value Portfolio	28

Roszel/JPMorgan Small Cap Growth Portfolio	33

Roszel/Delaware Trend Portfolio	38

Roszel/Lord Abbett Bond Debenture Portfolio	42

Statements of Assets and Liabilities	51

Statements of Operations	54

Statements of Changes in Net Assets	57

Financial Highlights	62

Notes to Financial Statements	67

Approval of Investment Advisory Contracts	73

MLIG Variable Insurance Trust
Notes to Performance Information

Performance information for each Portfolio of the MLIG Variable Insurance Trust as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively managed mutual funds and not available for direct investment. Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

Description of Securities Indexes

Merrill Lynch U.S. Domestic Master Bond Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

Merrill Lynch U.S. High Yield Master II Index consists of all U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2000 Growth Index measures the performance of companies in the Russell 2000 Index with higher price to book ratios and higher forecasted growth rates.

Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2500 Growth Index measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Growth Index measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Value Index measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth rates.

S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

4

MLIG Variable Insurance Trust
About Your Portfolio's Expenses (Unaudited)

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners ("contract investment options"). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2008 and held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges ("contract fees and charges"). If contract fees and charges were included, the costs shown would be higher.

Based on Actual Portfolio Return

The section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period.

	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During Period* 1/1/08 - 6/30/08	Annualized Six-Month Expense Ratio
Roszel/Marsico Large Cap Growth Portfolio	$1,000.00	$873.10	$5.12	1.10%
Roszel/Lord Abbett Affiliated Portfolio	1,000.00	865.80	5.10	1.10
Roszel/Allianz CCM Capital Appreciation Portfolio	1,000.00	876.10	5.04	1.08
Roszel/Lord Abbett Mid Cap Value Portfolio	1,000.00	862.30	5.32	1.15
Roszel/Seligman Mid Cap Growth Portfolio	1,000.00	993.90	5.55	1.12
Roszel/Allianz NFJ Small Cap Value Portfolio	1,000.00	954.80	5.54	1.14
Roszel/JPMorgan Small Cap Growth Portfolio	1,000.00	839.20	5.72	1.25
Roszel/Delaware Trend Portfolio	1,000.00	855.30	5.30	1.15
Roszel/Lord Abbett Bond Debenture Portfolio	1,000.00	989.60	5.44	1.10

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

MLIG Variable Insurance Trust
About Your Portfolio's Expenses (Unaudited) (concluded)

Based on Hypothetical Return

The section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in shares of the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expenses Paid During Period* 1/1/08 - 6/30/08	Annualized Six-Month Expense Ratio
Roszel/Marsico Large Cap Growth Portfolio	$1,000.00	$1,019.39	$5.52	1.10%
Roszel/Lord Abbett Affiliated Portfolio	1,000.00	1,019.39	5.52	1.10
Roszel/Allianz CCM Capital Appreciation Portfolio	1,000.00	1,019.49	5.42	1.08
Roszel/Lord Abbett Mid Cap Value Portfolio	1,000.00	1,019.14	5.77	1.15
Roszel/Seligman Mid Cap Growth Portfolio	1,000.00	1,019.29	5.62	1.12
Roszel/Allianz NFJ Small Cap Value Portfolio	1,000.00	1,019.19	5.72	1.14
Roszel/JPMorgan Small Cap Growth Portfolio	1,000.00	1,018.65	6.27	1.25
Roszel/Delaware Trend Portfolio	1,000.00	1,019.14	5.77	1.15
Roszel/Lord Abbett Bond Debenture Portfolio	1,000.00	1,019.39	5.52	1.10

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

US equity markets posted disappointing results year-to-date as they faced concerns over slowing US economic growth, continued housing price declines, credit market turmoil, surging commodity prices, and flagging consumer confidence. Through June 30, 2008, the S&P 500 Index lost 11.9% and the Russell 1000 Growth Index declined 9.1%. During the first six months of the year, large-cap "growth" outperformed large-cap "value", due primarily to a lower exposure to the weak-performing financials sector. While record high commodity prices benefited energy and materials sectors, financials and consumer-related companies were hardest hit over concerns regarding housing market weakness and the outlook for consumer discretionary spending.

Factors Affecting Portfolio Performance

For the semi-annual period ended June 30, 2008, the Portfolio underperformed its primary benchmark index, the Russell 1000 Growth Index. Factors negatively impacting the Portfolio's performance in the period included stock selection and an over-weighted posture in the weak-performing financials sector. Positions in investment banking and securities firms Goldman Sachs Group Inc. (-19% total return) and Lehman Brothers Holdings Inc. (-31% prior to being sold) along with positions in financial services firms JPMorgan Chase & Co. (-18% prior to being sold), Washington Mutual Inc. (-49% prior to being sold), and Bank of America Corp. (-37% prior to being sold) negatively impacted performance in the period. Positions in the health care sector including health services provider UnitedHealth Group (-49% prior to being sold), the largest individual detractor in the period, and drug manufacturer Merck & Co. Inc. (-35% prior to being sold) materially detracted from performance results. The Portfolio's over-weighted posture in the weak-performing consumer services industry was a detractor to performance. Finally, telecommunication services companies China Mobile Ltd. (-22%), AT&T Inc. (-17%), and America Movil S.A.B. de C.V. (-14%) combined to hurt returns. Other individual positions that had a negative impact on performance included computer and personal electronics manufacturer Apple Inc. (-40%), hotel/casino operator Las Vegas Sands Corp. (-54%), internet advertising and search company Google Inc. (-23%), and computer chip manufacturer Intel Corp. (-26% prior to being sold).

Several factors emerged as positive contributors to the Portfolio's performance. The most significant factor was a select holding in the software and services industry group, credit card transaction processing company MasterCard Inc. (+24% total return). The Portfolio benefited from investments in agricultural products company Monsanto Co. (+14%), fertilizer producer Potash Corp. of Saskatchewan Inc. (+15%), and industrial gas supplier Praxair Inc. (+7%). The positive impact of these price increases was amplified by the Portfolio's emphasis in the materials sector, which was a strong-performing area of investment for the benchmark index in the period. Transportation was another area of strength for the Portfolio as a position in railroad operator Union Pacific Corp. (+22%) added to results. An over-weighted posture in the energy sector, the strongest-performing sector in the benchmark index, was a material contributor in the period. Other individual positions that had a positive impact on performance included Brazilian oil company Petroleo Brasileiro S/A (+24%) and natural gas exploration company PetroHawk Energy Corp. (+77%).

The preceding commentary was prepared by the Portfolio's sub-adviser, Marsico Capital Management, LLC

7

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Marsico Large Cap Growth Portfolio	(12.69)%	(2.28)%	6.68%	5.48%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell 1000 Growth Index	(9.06)%	(5.95)%	7.32%	6.58%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
McDonald's Corp.	5.0%
Mastercard, Inc. (Class A)	4.6
Apple, Inc.	3.8
Monsanto Co.	3.8
Google, Inc. (Class A)	3.7
Union Pacific Corp.	3.6
Goldman Sachs Group, Inc. (The)	3.6
Schlumberger Ltd.	3.5
Petroleo Brasileiro SA, ADR	3.3
Genentech, Inc.	2.9
Total	37.8%

Holdings by Sector	Percentage of Net Assets
Industrials	16.7%
Energy	14.4
Information Technology	14.3
Materials	10.6
Consumer Discretionary	9.7
Telecommunication Services	6.7
Financials	6.2
Health Care	4.9
Consumer Staples	4.5
Utilities	0.3
Other#	11.7
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

8

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—88.3%
Consumer Discretionary—9.7%
Hotels, Restaurants & Leisure—9.7%
Las Vegas Sands Corp. *	24,068	$1,141,786
McDonald's Corp.	70,171	3,945,013
Starbucks Corp. *	7,672	120,757
Wynn Resorts Ltd.	14,048	1,142,805
Yum! Brands, Inc.	37,276	1,308,015
Total Consumer Discretionary		7,658,376
Consumer Staples—4.5%
Beverages—1.6%
Coca-Cola Co. (The)	15,957	829,445
Heineken NV, ADR	17,748	450,799
		1,280,244
Food & Staples Retailing—2.9%
Costco Wholesale Corp.	8,758	614,286
CVS Caremark Corp.	41,236	1,631,709
		2,245,995
Total Consumer Staples		3,526,239
Energy—14.4%
Energy Equipment & Services—9.5%
Cameron International Corp. *	25,236	1,396,813
FMC Technologies, Inc. *	6,369	489,967
Schlumberger Ltd.	25,554	2,745,266
Transocean, Inc. *	14,594	2,223,980
Weatherford International Ltd. *	12,354	612,635
		7,468,661
Oil, Gas & Consumable Fuels—4.9%
PetroHawk Energy Corp. *	10,708	495,887
Petroleo Brasileiro SA, ADR	36,477	2,583,666
XTO Energy, Inc.	11,535	790,263
		3,869,816
Total Energy		11,338,477
Financials—6.2%
Capital Markets—4.5%
Goldman Sachs Group, Inc. (The)	16,329	2,855,942
Lehman Brothers Holdings, Inc. *	847	681,353
		3,537,295
Commercial Banks—1.7%
Wells Fargo & Co.	58,279	1,384,126
Total Financials		4,921,421
Health Care—4.9%
Biotechnology—4.9%
Genentech, Inc. *	30,092	2,283,983
Gilead Sciences, Inc. *	29,897	1,583,046
Total Health Care		3,867,029
Industrials—16.7%
Aerospace & Defense—6.8%
General Dynamics Corp.	22,157	1,865,619
Lockheed Martin Corp.	23,115	2,280,526
Precision Castparts Corp.	12,857	1,239,029
		5,385,174
Construction & Engineering—2.7%
Jacobs Engineering Group, Inc. *	26,802	2,162,921

	Shares	Value
Industrial Conglomerates—1.1%
McDermott International, Inc. *	13,514	$836,382
Road & Rail—6.1%
CSX Corp.	12,051	756,923
Norfolk Southern Corp.	18,877	1,183,022
Union Pacific Corp.	37,884	2,860,242
		4,800,187
Total Industrials		13,184,664
Information Technology—14.3%
Communications Equipment—0.8%
Qualcomm, Inc.	13,535	600,548
Computers & Peripherals—3.8%
Apple, Inc. *	18,014	3,016,264
Internet Software & Services—3.7%
Google, Inc. (Class A) *	5,543	2,917,946
IT Services—6.0%
Mastercard, Inc. (Class A)	13,845	3,676,124
Visa, Inc. (Class A) *	13,134	1,067,926
		4,744,050
Total Information Technology		11,278,808
Materials—10.6%
Chemicals—10.6%
Air Products & Chemicals, Inc.	20,382	2,014,963
Monsanto Co.	23,556	2,978,421
Potash Corp. of Saskatchewan	5,872	1,342,163
Praxair, Inc.	21,387	2,015,511
Total Materials		8,351,058
Telecommunication Services—6.7%
Diversified Telecommunication Services—2.0%
AT&T, Inc.	47,560	1,602,296
Wireless Telecommunication Services—4.7%
America Movil SA de CV, ADR	34,294	1,809,009
China Mobile Ltd., ADR	28,534	1,910,351
		3,719,360
Total Telecommunication Services		5,321,656
Utilities—0.3%
Gas Utilities—0.3%
Equitable Resources, Inc.	3,893	268,851
Total Common Stocks (Cost—$62,324,375)		69,716,579

See Notes to Financial Statements.
9

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—13.2%
Repurchase Agreement **—13.2%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $10,420,431 (Cost—$10,419,765)	$10,419,765	$10,419,765
Total Investments—101.5% (Cost $72,744,140)		80,136,344
Liabilities in Excess of Other Assets—(1.5)%		(1,200,799)
Net Assets—100.0%		$78,935,545

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.
10

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

Under the weight of sluggish economic activity, falling home prices, rising inflation expectations and joblessness, and mounting sub-prime credit losses, equities struggled in the first half of 2008. Paced by a sell-off in the financial sector, the S&P 500 Index began the year by tumbling nearly 13 percent (on a total return basis) in the first 10 weeks of trading. Ultimately, the Federal Reserve Board (the Fed) made an emergency decision to provide financing for JP Morgan's acquisition of Bear Stearns to help stem the systemic spread of jitters that pervaded the market. The unusual move by the Fed restored confidence in the financial system and prompted a short-lived market rally that nearly returned the market to positive territory for the year. Unfortunately, the positive headway lost steam as the price of crude oil broke convincingly above $120 per barrel. For the six months ended June 30, 2008, stocks ended down approximately 12 percent (on a total return basis).

Although the pace of economic activity improved modestly in the first half of 2008 after expanding just 0.8 percent in the fourth quarter of 2007, the rate of expansion remained below the economy's potential, thereby causing the unemployment rate to rise. The slack created in the labor market, combined with declining home values and a near 40 percent surge in crude oil prices, roiled consumer confidence. Despite the apparent setback to household finances, a well-timed fiscal stimulus package that featured approximately $110 billion worth of tax rebate checks kept consumers spending and the economy, seemingly, out of a recession. The outlook for the economy, however, became increasingly muddled as the price of crude oil soared, threatening to upend household finances when the stimulus from the rebate checks fades away. It was this uncertainty that led the equity market lower in May and June 2008.

The losses in the equity market were broad: every major style of equity investing (except the mid-cap growth style) declined during the period. Even the sectors considered to be defensive (e.g., health care and consumer staples) failed to find much support. In fact, the only sectors to make positive headway were the energy and materials sectors, which benefited from a broad-based rise in commodity prices. Meanwhile, the growth style of investing outperformed the value style, and shares of small and medium capitalized companies outperformed those of their larger peers. As the six months period ended June 30, 2008 came to a close, these trends remained intact.

Factors Affecting Portfolio Performance

The Portfolio outperformed for the six months ended June 30, 2008, compared with its benchmark, the Russell 1000 Value Index.

The most significant contributor to relative performance was the financial services sector, where the Portfolio benefited from both good stock selection and a material underweight within the worst performing sector of the market. Notably, the Portfolio avoided down-side exposure by being underweight within the multi-line insurance industry. Favorable stock selection was due to a sizable position in insurance broker, Aon, which reported better than expected quarterly earnings and recouped nearly all its first quarter decline. Steady organic revenue growth in the Risk & Insurance Brokerage segment and strong margin expansion, especially within the Consulting segment, generated the solid results. Also within the sector, Western Union reported solid first quarter earnings and revenue, reported gains that exceeded analysts' expectations and raised its earnings per share guidance for the next several years.

The Portfolio's largest detractor from relative performance was its underweight position within the integrated oils sector. Underweight positions within both domestic and international oil producers contributed to the performance shortfall, as energy companies benefited from rising crude oil prices which continued to set new highs at more than $140 per barrel.

An underweight exposure within the utilities sector, in particular the electric utilities industry, also hurt performance, as the sector held up relatively well in the down market environment. Stock selection within the auto & transportation sector detracted from Portfolio performance as well, as Delta Air Lines continued to suffer from rising fuel prices and declining traffic trends.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord, Abbett & Co. LLC.

11

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Lord Abbett Affiliated Portfolio	(13.42)%	(14.63)%	6.90%	7.69%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell 1000 Value Index	(13.57)%	(18.78)%	8.92%	7.20%

  *  See Notes to Performance Information.

  †  May 1, 2003.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
JPMorgan Chase & Co.	3.8%
Bank Of New York Mellon Corp. (The)	3.4
Kroger Co. (The)	3.2
Wells Fargo & Co.	3.0
General Electric Co.	2.9
Wal-Mart Stores, Inc.	2.7
Exxon Mobil Corp.	2.6
Fannie Mae	2.6
Abbott Laboratories	2.4
Microsoft Corp.	2.4
Total	29.0%

Holdings by Sector	Percentage of Net Assets
Financials	22.7%
Consumer Staples	14.2
Industrials	11.8
Energy	11.8
Health Care	10.3
Information Technology	10.2
Materials	6.3
Consumer Discretionary	4.1
Telecommunication Services	1.6
Utilities	0.8
Other#	6.2
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

12

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—93.8%
Consumer Discretionary—4.1%
Internet & Catalog Retail—2.2%
IAC/InterActiveCorp. *	67,150	$1,294,652
Media—0.3%
Comcast Corp. (Class A)	8,300	157,451
Specialty Retail—1.6%
Home Depot, Inc.	13,700	320,854
J. Crew Group, Inc. *	18,100	597,481
		918,335
Total Consumer Discretionary		2,370,438
Consumer Staples—14.2%
Beverages—2.3%
Coca-Cola Enterprises, Inc.	74,500	1,288,850
Food & Staples Retailing—7.1%
CVS Caremark Corp.	11,600	459,012
Kroger Co. (The)	62,700	1,810,149
SUPERVALU, Inc.	7,400	228,586
Wal-Mart Stores, Inc.	27,800	1,562,360
		4,060,107
Food Products—4.6%
Archer-Daniels-Midland Co.	29,600	999,000
General Mills, Inc.	9,000	546,930
Kraft Foods, Inc.	37,534	1,067,842
		2,613,772
Tobacco—0.2%
Philip Morris International, Inc.	2,900	143,231
Total Consumer Staples		8,105,960
Energy—11.8%
Energy Equipment & Services—3.0%
Halliburton Co.	11,300	599,691
Schlumberger Ltd.	5,554	596,666
Smith International, Inc.	6,300	523,782
		1,720,139
Oil, Gas & Consumable Fuels—8.8%
Chevron Corp.	7,200	713,736
Devon Energy Corp.	5,500	660,880
El Paso Corp.	18,400	400,016
EOG Resources, Inc.	6,100	800,320
Exxon Mobil Corp.	16,844	1,484,462
Peabody Energy Corp.	4,100	361,005
XTO Energy, Inc.	8,525	584,048
		5,004,467
Total Energy		6,724,606
Financials—22.7%
Capital Markets—4.5%
Bank Of New York Mellon Corp. (The)	51,358	1,942,873
Charles Schwab Corp. (The)	10,300	211,562
Goldman Sachs Group, Inc. (The)	2,500	437,250
		2,591,685

	Shares	Value
Commercial Banks—7.1%
BB&T Corp.	5,000	$113,850
Fifth Third Bancorp.	29,000	295,220
M&T Bank Corp.	4,400	310,376
PNC Financial Services Group, Inc.	19,200	1,096,320
SunTrust Banks, Inc.	7,000	253,540
Wachovia Corp.	17,500	271,775
Wells Fargo & Co.	71,900	1,707,625
		4,048,706
Consumer Finance—0.9%
Capital One Financial Corp.	13,000	494,130
Diversified Financial Services—5.0%
Bank of America Corp.	28,700	685,069
JPMorgan Chase & Co.	63,453	2,177,073
		2,862,142
Insurance—2.2%
AON Corp.	24,900	1,143,906
MetLife, Inc.	2,200	116,094
		1,260,000
Real Estate Investment Trusts (REITs)—0.4%
Annaly Mortgage Management, Inc. REIT	15,300	237,303
Thrifts & Mortgage Finance—2.6%
Fannie Mae	75,500	1,473,005
Total Financials		12,966,971
Health Care—10.3%
Biotechnology—1.4%
Amgen, Inc. *	17,100	806,436
Health Care Equipment & Supplies—2.5%
Boston Scientific Corp. *	81,400	1,000,406
Covidien Ltd.	8,300	397,487
		1,397,893
Pharmaceuticals—6.4%
Abbott Laboratories	26,100	1,382,517
Eli Lilly & Co.	12,200	563,152
Teva Pharmaceutical Industries Ltd., ADR	22,200	1,016,760
Wyeth	14,694	704,724
		3,667,153
Total Health Care		5,871,482
Industrials—11.8%
Air Freight & Logistics—1.0%
United Parcel Service, Inc. (Class B)	9,600	590,112
Airlines—0.5%
Delta Air Lines, Inc. *	45,200	257,640
Commercial Services & Supplies—0.9%
Waste Management, Inc.	13,166	496,490
Electrical Equipment—1.6%
Emerson Electric Co.	18,334	906,616

See Notes to Financial Statements.
13

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Industrial Conglomerates—2.9%
General Electric Co.	63,200	$1,686,808
Machinery—2.6%
Caterpillar, Inc.	4,400	324,808
Eaton Corp.	13,822	1,174,456
		1,499,264
Road & Rail—2.3%
Canadian National Railway Co.	6,900	331,752
Hertz Global Holdings, Inc. *	78,900	757,440
Norfolk Southern Corp.	3,700	231,879
		1,321,071
Total Industrials		6,758,001
Information Technology—10.2%
Communications Equipment—2.0%
Corning, Inc.	14,300	329,615
Qualcomm, Inc.	18,200	807,534
		1,137,149
Computers & Peripherals—1.8%
Hewlett-Packard Co.	15,000	663,150
Sun Microsystems, Inc. *	36,225	394,128
		1,057,278
IT Services—1.6%
Visa, Inc. (Class A) *	3,500	284,585
Western Union Co. (The)	24,600	608,112
		892,697
Semiconductors & Semiconductor Equipment—0.6%
Texas Instruments, Inc.	12,600	354,816
Software—4.2%
Adobe Systems, Inc. *	5,800	228,462
Microsoft Corp.	49,500	1,361,745
Oracle Corp. *	38,700	812,700
		2,402,907
Total Information Technology		5,844,847
Materials—6.3%
Chemicals—3.6%
Monsanto Co.	9,272	1,172,352
Praxair, Inc.	9,408	886,610
		2,058,962
Metals & Mining—2.7%
Barrick Gold Corp.	18,300	832,650
Cia Vale do Rio Doce, ADR	4,900	175,518
Freeport-McMoRan Copper & Gold, Inc.	4,600	539,074
		1,547,242
Total Materials		3,606,204
Telecommunication Services—1.6%
Diversified Telecommunication Services—1.6%
AT&T, Inc.	27,792	936,312

	Shares	Value
Utilities—0.8%
Electric Utilities—0.4%
Progress Energy, Inc.	5,388	$225,380
Multi-Utilities—0.4%
PG&E Corp.	6,200	246,078
Total Utilities		471,458
Total Common Stocks (Cost—$58,528,055)		53,656,279
	Principal Amount
Short-Term Securities—5.0%
Repurchase Agreement **—5.0%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $2,874,079 (Cost—$2,873,895)	$2,873,895	2,873,895
Total Investments—98.8% (Cost—$61,401,950)		56,530,174
Other Assets Less Liabilities—1.2%		666,163
Net Assets—100.0%		$57,196,337

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.
14

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

To say the market has been volatile so far this year would obviously be an understatement. The credit and mortgage crisis, waning consumer confidence, inflation/stagflation, mixed signals on employment data and Federal Reserve Bank actions have all contributed to this instability. After several years of double-digit economic expansion from Asia, we are starting to see a deceleration of that trend. In the United States we are coping with turmoil in the financial markets, a difficult mortgage market and sky-rocketing prices at the gas pumps. But there are also some favorable domestic dynamics. Unemployment is relatively low; personal income is keeping pace with inflation (and outpacing it in some places); housing values are still generally higher than they were when we crossed the millennium, to the benefit of most home-owners. Whether you see the cup as half full or half empty, the most significant economic driver world-wide is the price of oil, which has nearly tripled in the past eighteen months. The underlying cause of the run-up is growing global demand, but as price volatility increases it is becoming apparent that speculation in oil (priced in US dollars) has also played a role in the climb, because of the dollar's weakness. There have been calls for increased regulation (e.g., higher margin requirements) as a tool to manage the part of the increase that is spec-driven. Saudi Arabia has recently expressed willingness to increase production if necessary, but there seems to be some dissension within OPEC regarding the urgency of this need. Either (or both) of these actions should ease oil prices, which could extend the cycle of global growth.

Factors Affecting Portfolio Performance

In a volatile, downward trending market, the Portfolio performed modestly behind the Russell 1000 Index for the year-to-date period. The biggest detractor during this period was the Portfolio's relatively low exposure to the Consumer Staples sector, a sector that outperformed (in this case, declined less than) the broad market. The Portfolio is tilted toward food producers with less exposure to the retailers, but both segments hurt performance. We had initiated a position in Archer Daniels Midland Co. early in the year to capitalize on the company's exposure to the strong agricultural commodity cycle, especially to ethanol. However, the stock came under pressure on two distinct issues in the quarter: First, management announced an equity unit offering in late May that was expected to be slightly dilutive. We held onto the stock at that time because the fundamentals were still very good. Bad weather in June was the second factor, when a good deal of the Midwest's corn crop was lost to flooding and ADM's corn processing operations would feel the brunt of higher costs. On the retailing side, we hold less exposure and the group generated a positive return as consumers tightened their belts and shopped the discounters. Global demand for raw materials (steel, coal, etc.) – and for the machinery and equipment to develop those materials into housing, factories and transportations systems – has benefited Industrial sector companies for some time, especially those companies with a significant customer base outside the United States. But the strategy's holdings hit a speed bump and hurt relative returns, as many of these companies were impacted by the perception that the global economy is slowing. We believe there is still some life to this cycle, but are mindful of macro-economic conditions that would impact it. Financial sector stocks posted the greatest declines, and our relatively low exposure to the weakest sector was the most significant factor in our performance compared to the benchmark. Moreover, some time ago we had exited our positions in the capital markets companies that were down the most (having sold both Merrill Lynch and Lehman Brothers early in 2007). Energy and Materials are the only two sectors in the black year-to-date for both the Portfolio and the benchmark. Both have been benefiting from sharply rising commodity prices, not only oil but also metals and agriculture-related commodities. Southwestern Energy Co., an exploration and production company focused on natural gas, was up over 50% in the first half of the year. Production has been growing sharply and about 70% of production is hedged at very attractive rates. Celanese Corp. (chemicals) and Monsanto Co. (agriculture) were the biggest contributors from the Materials sector.

Growth stocks have been firmly leading value for the past several quarters now and we expect this trend to continue for some time. However, we believe profit growth will be more difficult to achieve and "growth" stocks might be defined in the near-term as those that are seeing smaller earnings declines. We will continue to seek growth investments according to our bottom-up process, which focuses on company and industry fundamentals.

The preceding commentary was prepared by the Portfolio's sub-adviser, Cadence Capital Management LLC.

15

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Allianz CCM Capital Appreciation Portfolio	(12.39)%	(5.86)%	8.74%	9.56%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell 1000 Index	(11.20)%	(12.36)%	8.22%	6.98%

  *  See Notes to Performance Information.

  †  May 1, 2003.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
International Business Machines Corp.	1.9%
SPX Corp.	1.7
McDermott International, Inc.	1.6
El Paso Corp.	1.6
Baxter International, Inc.	1.6
Accenture, Ltd. (Class A)	1.6
Genentech, Inc.	1.5
Apple, Inc.	1.5
ENSCO International, Inc.	1.5
Monsanto Co.	1.4
Total	15.9%

Holdings by Sector	Percentage of Net Assets
Information Technology	23.8%
Industrials	17.5
Energy	14.7
Health Care	11.7
Consumer Discretionary	11.5
Consumer Staples	6.9
Materials	6.8
Financials	5.7
Telecommunication Services	1.3
Other#	0.1
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

16

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—99.9%
Consumer Discretionary—11.5%
Hotels, Restaurants & Leisure—1.2%
McDonald's Corp.	35,130	$1,975,008
Media—4.5%
DIRECTV Group, Inc. (The) *	77,950	2,019,685
Omnicom Group, Inc.	37,630	1,688,834
Viacom, Inc. (Class B) *	50,970	1,556,624
Walt Disney Co. (The)	58,650	1,829,880
		7,095,023
Specialty Retail—3.3%
Gamestop Corp. (Class A) *	40,000	1,616,000
Gap, Inc. (The)	104,900	1,748,683
TJX Cos., Inc.	58,360	1,836,589
		5,201,272
Textiles, Apparel & Luxury Goods—2.5%
Coach, Inc. *	63,540	1,835,035
Nike, Inc. (Class B)	35,570	2,120,328
		3,955,363
Total Consumer Discretionary		18,226,666
Consumer Staples—6.9%
Beverages—1.3%
Coca-Cola Co. (The)	38,510	2,001,750
Food & Staples Retailing—1.2%
Kroger Co. (The)	66,180	1,910,617
Food Products—3.2%
Bunge Ltd.	21,020	2,263,644
ConAgra Foods, Inc.	45,450	876,276
General Mills, Inc.	32,710	1,987,786
		5,127,706
Tobacco—1.2%
Philip Morris International, Inc.	38,490	1,901,021
Total Consumer Staples		10,941,094
Energy—14.7%
Energy Equipment & Services—4.1%
ENSCO International, Inc.	29,930	2,416,548
FMC Technologies, Inc. *	29,600	2,277,128
Transocean, Inc. *	11,784	1,795,764
		6,489,440
Oil, Gas & Consumable Fuels—10.6%
Apache Corp.	14,310	1,989,090
Devon Energy Corp.	17,240	2,071,559
El Paso Corp.	117,530	2,555,102
Exxon Mobil Corp.	24,900	2,194,437
Hess Corp.	15,860	2,001,373
Occidental Petroleum Corp.	21,550	1,936,483
Southwestern Energy Co. *	44,810	2,133,404
Williams Cos., Inc.	47,580	1,917,950
		16,799,398
Total Energy		23,288,838

	Shares	Value
Financials—5.7%
Capital Markets—1.2%
Northern Trust Corp.	28,140	$1,929,560
Insurance—4.5%
Aflac, Inc.	30,270	1,900,956
Assurant, Inc.	28,910	1,906,904
Chubb Corp.	33,530	1,643,305
MetLife, Inc.	32,590	1,719,774
		7,170,939
Total Financials		9,100,499
Health Care—11.7%
Biotechnology—2.9%
Genentech, Inc. *	32,270	2,449,293
Gilead Sciences, Inc. *	39,890	2,112,176
		4,561,469
Health Care Equipment & Supplies—6.3%
Baxter International, Inc.	39,510	2,526,269
Becton Dickinson & Co.	23,010	1,870,713
Boston Scientific Corp. *	159,850	1,964,556
C.R. Bard, Inc.	20,310	1,786,265
St. Jude Medical, Inc. *	45,760	1,870,669
		10,018,472
Life Sciences Tools & Services—1.3%
Thermo Fisher Scientific, Inc. *	37,350	2,081,516
Pharmaceuticals—1.2%
Johnson & Johnson	30,510	1,963,013
Total Health Care		18,624,470
Industrials—17.5%
Aerospace & Defense—4.4%
Boeing Co.	17,220	1,131,699
General Dynamics Corp.	25,520	2,148,784
Honeywell International, Inc.	35,540	1,786,951
Lockheed Martin Corp.	19,270	1,901,178
		6,968,612
Construction & Engineering—2.5%
Foster Wheeler Ltd. *	26,620	1,947,253
Jacobs Engineering Group, Inc. *	24,610	1,986,027
		3,933,280
Electrical Equipment—2.6%
Emerson Electric Co.	45,740	2,261,843
First Solar, Inc. *	7,020	1,915,196
		4,177,039
Industrial Conglomerates—2.7%
McDermott International, Inc. *	41,540	2,570,911
Textron, Inc.	33,610	1,610,927
		4,181,838
Machinery—5.3%
Deere & Co.	27,140	1,957,608
Manitowoc Co., Inc. (The)	46,870	1,524,681
Parker Hannifin Corp.	30,515	2,176,330
SPX Corp.	20,880	2,750,522
		8,409,141
Total Industrials		27,669,910

See Notes to Financial Statements.
17

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Information Technology—23.8%
Computers & Peripherals—4.6%
Apple, Inc. *	14,560	$2,437,927
Dell, Inc. *	88,230	1,930,472
International Business Machines Corp.	25,040	2,967,991
		7,336,390
Electronic Equipment & Instruments—2.4%
Amphenol Corp. (Class A)	45,930	2,061,339
Tyco Electronics Ltd.	50,650	1,814,283
		3,875,622
Internet Software & Services—1.1%
eBay, Inc. *	65,310	1,784,922
IT Services—2.6%
Accenture, Ltd. (Class A)	61,500	2,504,281
Mastercard, Inc. (Class A)	5,840	1,550,637
		4,054,918
Semiconductors & Semiconductor Equipment—3.8%
Analog Devices, Inc.	58,680	1,864,264
Broadcom Corp. (Class A) *	76,580	2,089,868
Xilinx, Inc.	80,870	2,041,967
		5,996,099
Software—9.3%
Activision, Inc. *	66,250	2,257,137
Adobe Systems, Inc. *	54,440	2,144,392
BMC Software, Inc. *	62,370	2,245,320
CA, Inc.	79,560	1,837,040
Microsoft Corp.	70,300	1,933,953
Oracle Corp. *	103,850	2,180,850
Symantec Corp. *	110,450	2,137,208
		14,735,900
Total Information Technology		37,783,851
Materials—6.8%
Chemicals—3.9%
Celanese Corp. (Class A)	43,740	1,997,168
Monsanto Co.	18,170	2,297,415
Mosaic Co. (The) *	13,290	1,923,063
		6,217,646
Containers & Packaging—0.2%
Owens-Illinois, Inc. *	6,330	263,898
Metals & Mining—2.7%
Freeport-McMoRan Copper & Gold, Inc.	18,380	2,153,952
Nucor Corp.	29,280	2,186,338
		4,340,290
Total Materials		10,821,834
Telecommunication Services—1.3%
Wireless Telecommunication Services—1.3%
American Tower Corp. (Class A) *	47,850	2,021,662
Total Common Stocks (Cost—$152,034,711)		158,478,824

	Principal Amount	Value
Short-Term Securities—1.8%
Repurchase Agreement **—1.8%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $2,834,073 (Cost—$2,833,892)	$2,833,892	$2,833,892
Total Investments—101.7% (Cost $154,868,603)		161,312,716
Liabilities in Excess of Other Assets—(1.7)%		(2,745,199)
Net Assets—100.0%		$158,567,517

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.
18

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

Under the weight of sluggish economic activity, falling home prices, rising inflation expectations and joblessness, and mounting sub-prime credit losses, equities struggled in the first half of 2008. Paced by a sell-off in the financial sector, the S&P 500 Index began the year by tumbling nearly 13 percent (on a total return basis) in the first 10 weeks of trading. Ultimately, the Federal Reserve Board (the Fed) made an emergency decision to provide financing for JP Morgan's acquisition of Bear Stearns to help stem the systemic spread of jitters that pervaded the market. The unusual move by the Fed restored confidence in the financial system and prompted a short-lived market rally that nearly returned the market to positive territory for the year. Unfortunately, the positive headway lost steam as the price of crude oil broke convincingly above $120 per barrel. For the six months ended June 30, 2008, stocks ended down approximately 12 percent (on a total return basis).

Although the pace of economic activity improved modestly in the first half of 2008 after expanding just 0.8 percent in the fourth quarter of 2007, the rate of expansion remained below the economy's potential, thereby causing the unemployment rate to rise. The slack created in the labor market, combined with declining home values and a near 40 percent surge in crude oil prices, roiled consumer confidence. Despite the apparent setback to household finances, a well-timed fiscal stimulus package that featured approximately $110 billion worth of tax rebate checks kept consumers spending and the economy, seemingly, out of a recession. The outlook for the economy, however, became increasingly muddled as the price of crude oil soared, threatening to upend household finances when the stimulus from the rebate checks fades away. It was this uncertainty that led the equity market lower in May and June 2008.

The losses in the equity market were broad: every major style of equity investing (except the mid-cap growth style) declined during the period. Even the sectors considered to be defensive (e.g., health care and consumer staples) failed to find much support. In fact, the only sectors to make positive headway were the energy and materials sectors, which benefited from a broad-based rise in commodity prices. Meanwhile, the growth style of investing outperformed the value style, and shares of small and medium capitalized companies outperformed those of their larger peers. As the six months ended June 30, 2008 came to a close, these trends remained intact.

Factors Affecting Portfolio Performance

For the six months ended June 30, 2008, the Portfolio underperformed its benchmark, the Russell Midcap Value Index. The consumer discretionary sector was the largest detractor from performance as a result of negative stock selection and a relative overweight within this weak sector. RH Donnelley, a directory publisher, dropped precipitously in the first quarter as management cancelled plans to initiate a dividend and lowered guidance for 2008 based on an expected decline in ad sales. We believe the current negative trends are temporary and are driven by a slowing U.S. economy, not by a secular decline in print ads and that the current credit crunch has resulted in the stock's price being overly punished. Stock selection within the utilities sector also hurt performance. Qwest Communications has struggled though the first half of the year amid the weak economic environment. Many investors are focused on access line losses, as the downturn in housing has slowed demand. We believe this concern is overblown, as access line losses are expected in a cyclical downturn, and that the real opportunity for Qwest is increasing revenue per household as customers shift to higher revenue service bundles, including broadband internet, television, and wireless service.

The Portfolio continued to benefit from the relative underweight within the financial services sector, as many of these firms continue to be plagued by fallout from the credit crisis. Within the producer durables sector, stock selection also helped performance. Shares of Cummins, an engine manufacturer, rose after the company announced another strong quarter and positive outlook. The company experienced strength across all business segments, especially within key international markets. The company was also able to gain market share after a large competitor decided to exit the Class A truck engine business. The largest contributor to the Portfolio overall was EOG Resources. The independent oil and natural gas company experienced high production rates and strong growth in reserves. The company manages costs well and has benefited from strong oil and gas prices.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord, Abbett & Co. LLC.

19

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Lord Abbett Mid Cap Value Portfolio	(13.77)%	(22.06)%	8.98%	6.61%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell Midcap Value Index	(8.58)%	(17.09)%	13.00%	10.61%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Embarq Corp.	3.5%
Interpublic Group of Cos., Inc.	3.1
McAfee, Inc.	3.0
JDS Uniphase Corp.	3.0
Mylan, Inc.	2.9
NiSource, Inc.	2.8
Qwest Communications International, Inc.	2.6
King Pharmaceuticals, Inc.	2.6
Northeast Utilities	2.5
RR Donnelley & Sons Co.	2.4
Total	28.4%

Holdings by Sector	Percentage of Net Assets
Consumer Discretionary	15.6%
Industrials	11.0
Utilities	10.4
Information Technology	10.2
Telecommunication Services	10.2
Materials	9.0
Health Care	7.7
Energy	7.5
Consumer Staples	7.0
Financials	4.8
Other#	6.6
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

20

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—93.4%
Consumer Discretionary—15.6%
Auto Components—1.9%
ArvinMeritor, Inc.	30,700	$383,136
Goodyear Tire & Rubber Co. (The) *	37,700	672,191
		1,055,327
Distributors—1.5%
Genuine Parts Co.	22,000	872,960
Hotels, Restaurants & Leisure—1.3%
Brinker International, Inc.	38,800	733,320
Household Durables—1.8%
Snap-On, Inc.	20,000	1,040,200
Media—5.7%
Arbitron, Inc.	15,200	722,000
Gannett Co., Inc.	16,400	355,388
Idearc, Inc.	77,600	182,360
Interpublic Group of Cos., Inc. *	203,191	1,747,442
RH Donnelley Corp. *	68,500	205,500
		3,212,690
Multiline Retail—1.0%
Macy's, Inc.	27,516	534,361
Specialty Retail—2.4%
Foot Locker, Inc.	48,800	607,560
OfficeMax, Inc.	55,600	772,840
		1,380,400
Total Consumer Discretionary		8,829,258
Consumer Staples—7.0%
Beverages—1.6%
Coca-Cola Enterprises, Inc.	51,100	884,030
Food & Staples Retailing—3.0%
Kroger Co. (The)	31,200	900,744
Safeway, Inc.	28,200	805,110
		1,705,854
Food Products—2.4%
Dean Foods Co. *	29,600	580,752
Smithfield Foods, Inc. *	39,800	791,224
		1,371,976
Total Consumer Staples		3,961,860
Energy—7.5%
Energy Equipment & Services—3.8%
Halliburton Co.	24,436	1,296,818
Transocean, Inc. *	5,538	843,936
		2,140,754
Oil, Gas & Consumable Fuels—3.7%
EOG Resources, Inc.	8,500	1,115,200
Range Resources Corp.	14,700	963,438
		2,078,638
Total Energy		4,219,392

	Shares	Value
Financials—4.8%
Commercial Banks—0.5%
Comerica, Inc.	2,100	$53,823
Fifth Third Bancorp.	4,700	47,846
M & T Bank Corp.	1,100	77,594
Zions Bancorporation	2,600	81,874
		261,137
Insurance—4.3%
ACE Ltd.	13,700	754,733
Conseco, Inc. *	80,100	794,592
PartnerRe Ltd.	12,800	884,864
		2,434,189
Total Financials		2,695,326
Health Care—7.7%
Health Care Equipment & Supplies—1.4%
Covidien Ltd.	16,300	780,607
Health Care Providers & Services—0.9%
Healthsouth Corp. *	30,900	513,867
Pharmaceuticals—5.4%
King Pharmaceuticals, Inc. *	138,100	1,445,907
Mylan, Inc. *	134,850	1,627,640
		3,073,547
Total Health Care		4,368,021
Industrials—11.0%
Building Products—0.5%
Owens Corning, Inc. *	12,000	273,000
Commercial Services & Supplies—3.9%
Allied Waste Industries, Inc. *	69,400	875,828
RR Donnelley & Sons Co.	45,905	1,362,920
		2,238,748
Construction & Engineering—0.9%
KBR, Inc.	15,385	537,090
Electrical Equipment—0.9%
Hubbell, Inc. (Class B)	13,100	522,297
Machinery—3.9%
Cummins, Inc.	11,200	733,824
Pentair, Inc.	9,000	315,180
Timken Co.	34,700	1,143,018
		2,192,022
Trading Companies & Distributors—0.9%
W.W. Grainger, Inc.	6,000	490,800
Total Industrials		6,253,957
Information Technology—10.2%
Communications Equipment—5.7%
ADC Telecommunications, Inc. *	59,300	875,861
JDS Uniphase Corp. *	147,175	1,671,908
Tellabs, Inc. *	145,000	674,250
		3,222,019

See Notes to Financial Statements.
21

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Internet Software & Services—0.1%
Openwave Systems, Inc. *	18,600	$27,714
Semiconductors & Semiconductor Equipment—0.1%
Marvell Technology Group Ltd. *	4,300	75,938
Software—4.3%
McAfee, Inc. *	50,100	1,704,903
Sybase, Inc. *	25,055	737,118
		2,442,021
Total Information Technology		5,767,692
Materials—9.0%
Chemicals—3.4%
Chemtura Corp.	80,900	472,456
Eastman Chemical Co.	16,400	1,129,304
Valspar Corp.	17,200	325,252
		1,927,012
Containers & Packaging—3.8%
Ball Corp.	24,400	1,164,856
Pactiv Corp. *	47,100	999,933
		2,164,789
Paper & Forest Products—1.8%
AbitibiBowater, Inc.	45,556	425,038
MeadWestvaco Corp.	23,400	557,856
		982,894
Total Materials		5,074,695
Telecommunication Services—10.2%
Diversified Telecommunication Services—10.2%
CenturyTel, Inc.	29,300	1,042,787
Embarq Corp.	41,400	1,956,978
Qwest Communications International, Inc.	379,500	1,491,435
Windstream Corp.	105,900	1,306,806
Total Telecommunication Services		5,798,006
Utilities—10.4%
Electric Utilities—2.5%
Northeast Utilities	55,000	1,404,150
Gas Utilities—0.4%
Southwest Gas Corp.	8,900	264,597
Multi-Utilities—7.5%
Ameren Corp.	32,100	1,355,583
CMS Energy Corp.	88,200	1,314,180
NiSource, Inc.	87,900	1,575,168
		4,244,931
Total Utilities		5,913,678
Total Common Stocks (Cost—$63,116,370)		52,881,885

	Principal Amount	Value
Short-Term Securities—19.5%
Repurchase Agreement **—19.5%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $11,032,750 (Cost—$11,032,045)	$11,032,045	$11,032,045
Total Investments—112.9% (Cost $74,148,415)		63,913,930
Liabilities in Excess of Other Assets—(12.9)%		(7,285,935)
Net Assets—100.0%		$56,627,995

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.
22

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

Equities were off sharply in the first quarter as recession fears and a freeze up in the credit markets undermined consumer confidence. The combined crisis in housing, the credit market, and the economy spurred an activist Federal Reserve Board and the US Administration to take unprecedented steps to shore up the economy. The year started with weak economic data points in manufacturing, employment, and retail sales, which sparked fears of a deep and prolonged recession. As growth slowed and the financial system continued to absorb losses related to sub-prime debt, fear of counterparty risk created a debilitating unwillingness to lend during the quarter.

The liquidity crisis reached its peak in March when the Federal Reserve intervened to facilitate the sale of investment bank Bear Stearns to JPMorgan Chase. Bear, an 85-year old financial institution, was highly leveraged and after losing access to capital, was on the brink of insolvency. Seeking to contain the damage and shore up the financial system, the Fed stepped in and assisted JP Morgan in its acquisition of the troubled bank.

The market responded to these palliative efforts with short-term pops but was unable to hold onto the gains. Commodities roared ahead in the first quarter driven largely by speculation and a weak US dollar. Many commodity prices fell back from their highs at the end of the first quarter, but the combination of weak dollar/higher prices still fed inflationary pressures during the quarter. The only silver lining to the weakened currency has been the lower relative price of US goods overseas, helping US exports.

Equities rallied at the start of the second quarter as commodity prices pulled back and credit and recession concerns eased. By the close of the period, however, oil prices had surged to new highs, credit woes returned, and positive sentiment waned.

Energy and materials stocks were the strongest performers through the first half of 2008, but the volatility of the underlying commodities has fueled concerns of a pullback. Fears of another wave of write-downs have pressured banking stocks. Higher gas prices and the fall in housing prices has cast a shadow over the consumer sectors, and the upcoming presidential election weighed on the health care sector. While the energy sector delivered robust performance for the benchmark for the period, the remaining nine sectors delivered negative results for the benchmark. (The materials sector of the benchmark ended the six months just shy of positive territory.)

Factors Affecting Portfolio Performance

For the six months ending June 30, 2008, the Roszel/Seligman Mid Cap Growth Portfolio outperformed its benchmark, the Russell Midcap Growth Index.

Relative to its benchmark, the large contribution to the Portfolio's investment results is attributable to the industrials sector. Overall, the sector delivered negative results for the benchmark. The Portfolio, however, outperformed the benchmark and ended the period with positive investment results for the sector. This was a result of the Portfolio's slight underweight, as compared to the benchmark, during the period and favorable stock selection.

The energy sector was also a large contributor to the Portfolio's investment results during the period. The sector was among the top performing areas of the benchmark, and the Portfolio was rewarded for its allocation to, as well as its stock selection within, the sector. Goodrich Petroleum, Weathorford International, and Nabors Industries, all within oil exploration and drilling, were among the Portfolio's top contributors during the period.

The Portfolio also received a boost to investment results from its allocation to the materials sector. Modestly overweight, relative to the benchmark, the Portfolio's investment results decidedly outpaced those of the benchmark within the sector, despite a detraction by the Portfolio's holding in Zoltek Companies. Zoltek, a materials company that specializes in manufacturing carbon fibers used in a range of products (including much-in-demand wind turbines), suffered during the period over concerns related to its financial statements.

23

The health care sector had the largest negative impact on the Portfolio's investment results during the period. The Portfolio was modestly overweight, relative to the benchmark. Despite Portfolio laggard Health Net, a managed care organization that suffered during the period from membership declines, stock selection enabled the Portfolio to outperform the benchmark by a slight margin.

The consumer discretionary sector also exerted downward pressure on the Portfolio's investment results during the period. The sector, in general, suffered during the period as consumers continued to rein in discretionary spending. The Portfolio's position in Life Time Fitness, in particular, negatively impacted its investment results during the period. Despite the Portfolio's relative underweight in the sector (which would have aided relative results from an allocation perspective), stock selection resulted in investment results that lagged the benchmark's return in the sector.

The Portfolio's largest allocation was to information technology, a sector that delivered disappointing results overall for both the Portfolio and benchmark for the period. Despite the Portfolio's overweight, as compared to the benchmark, and the negative impact of SAVVIS, a data outsourcing service provider, on the Portfolio's investment results, overall stock selection within information technology enabled the Portfolio to outperform the benchmark in the sector. Marvell Technology, a semiconductor provider, was among the top contributors to the Portfolio's investment results during the period.

The preceding commentary was prepared by the Portfolio's sub-adviser, J. & W. Seligman & Co. Incorporated.

24

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Seligman Mid Cap Growth Portfolio	(0.61)%	0.24%	12.49%	10.48%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell Midcap Growth Index	(6.81)%	(6.42)%	12.32%	11.48%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Goodrich Petroleum Corp.	4.3%
Nabors Industries Ltd.	3.2
Marvell Technology Group Ltd.	3.2
Diamond Offshore Drilling, Inc. .	3.1
McDermott International, Inc.	3.1
Activision, Inc.	3.0
Energy Conversion Devices, Inc.	2.9
Quanta Services, Inc.	2.6
Public Service Enterprise Group, Inc.	2.6
SAVVIS, Inc.	2.5
Total	30.5%

Holdings by Sector	Percentage of Net Assets
Energy	25.0%
Information Technology	23.0
Industrials	14.5
Health Care	13.1
Materials	7.9
Utilities	4.3
Consumer Discretionary	4.0
Telecommunication Services	1.3
Financials	1.0
Consumer Staples	0.7
Other#	5.2
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

25

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—94.8%
Consumer Discretionary—4.0%
Hotels, Restaurants & Leisure—3.0%
Brinker International, Inc.	14,000	$264,600
Life Time Fitness, Inc. *	15,700	463,935
		728,535
Specialty Retail—1.0%
Dick's Sporting Goods, Inc. *	13,000	230,620
Total Consumer Discretionary		959,155
Consumer Staples—0.7%
Food & Staples Retailing—0.7%
Rite Aid Corp. *	110,500	175,695
Energy—25.0%
Energy Equipment & Services—12.4%
Diamond Offshore Drilling, Inc. .	5,300	737,442
Nabors Industries Ltd. *	15,500	763,065
National Oilwell Varco, Inc. *	5,900	523,448
W-H Energy Services, Inc. *	3,800	363,812
Weatherford International Ltd. *	11,200	555,408
		2,943,175
Oil, Gas & Consumable Fuels—12.6%
Chesapeake Energy Corp.	8,200	540,872
Goodrich Petroleum Corp. *	12,449	1,032,271
Massey Energy Co.	4,000	375,000
Newfield Exploration Co. *	2,700	176,175
Southwestern Energy Co. *	6,800	323,748
Ultra Petroleum Corp. *	3,200	314,240
Williams Cos., Inc.	6,100	245,891
		3,008,197
Total Energy		5,951,372
Financials—1.0%
Capital Markets—1.0%
Janus Capital Group, Inc.	4,200	111,174
Northern Trust Corp.	1,800	123,426
Total Financials		234,600
Health Care—13.1%
Biotechnology—3.7%
Applera Corp. - Applied Biosystems Group	4,200	140,616
Cephalon, Inc. *	5,200	346,788
Cepheid, Inc. *	9,919	278,922
ImClone Systems, Inc. *	2,800	113,288
		879,614
Health Care Equipment & Supplies—1.5%
Hologic, Inc. *	16,500	359,700
Health Care Providers & Services—3.1%
Cigna Corp.	4,800	169,872
Express Scripts, Inc. *	3,300	206,976

	Shares	Value
Health Net, Inc. *	10,000	$240,600
Quest Diagnostics, Inc.	2,500	121,175
		738,623
Pharmaceuticals—4.8%
Barr Pharmaceuticals, Inc. *	4,400	198,352
Forest Laboratories, Inc. *	7,500	260,550
Mylan, Inc. *	29,800	359,686
Sepracor, Inc. *	15,600	310,752
		1,129,340
Total Health Care		3,107,277
Industrials—14.5%
Aerospace & Defense—1.0%
Raytheon Co.	4,200	236,376
Construction & Engineering—4.5%
Foster Wheeler Ltd. *	6,200	453,530
Quanta Services, Inc. *	18,700	622,149
		1,075,679
Electrical Equipment—4.1%
Energy Conversion Devices, Inc. *	9,500	699,580
First Solar, Inc. *	1,000	272,820
		972,400
Industrial Conglomerates—3.1%
McDermott International, Inc. *	11,900	736,491
Machinery—1.8%
AGCO Corp. *	5,200	272,532
Joy Global, Inc.	2,200	166,826
		439,358
Total Industrials		3,460,304
Information Technology—23.0%
Communications Equipment—2.3%
Comverse Technology, Inc. *	18,700	316,965
F5 Networks, Inc. *	4,000	113,680
Research In Motion Ltd. *	1,000	116,900
		547,545
Electronic Equipment & Instruments—1.5%
Itron, Inc. *	3,700	363,895
Internet Software & Services—3.0%
Equinix, Inc. *	1,282	114,380
SAVVIS, Inc. *	46,400	599,024
		713,404
IT Services—1.1%
Mastercard, Inc. (Class A)	1,000	265,520
Semiconductors & Semiconductor Equipment—7.3%
Marvell Technology Group Ltd. *	42,500	750,550
MEMC Electronic Materials, Inc. *	3,200	196,928
Microsemi Corp. *	23,700	596,766
Nvidia Corp. *	10,400	194,688
		1,738,932

See Notes to Financial Statements.
26

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Software—7.8%
Activision, Inc. *	21,000	$715,470
BMC Software, Inc. *	12,400	446,400
Macrovision Solutions Corp. *	35,316	528,328
Red Hat, Inc. *	7,800	161,382
		1,851,580
Total Information Technology		5,480,876
Materials—7.9%
Chemicals—4.1%
Intrepid Potash, Inc. *	7,200	473,616
Mosaic Co. (The) *	1,900	274,930
Syngenta AG, ADR	3,600	232,920
		981,466
Metals & Mining—3.8%
Agnico-Eagle Mines Ltd.	3,300	245,421
Century Aluminum Co. *	1,600	106,384
Freeport-McMoRan Copper & Gold, Inc.	2,400	281,256
United States Steel Corp.	1,400	258,692
		891,753
Total Materials		1,873,219
Telecommunication Services—1.3%
Wireless Telecommunication Services—1.3%
NII Holdings, Inc. *	2,600	123,474
SBA Communications Corp. (Class A) *	5,000	180,050
Total Telecommunication Services		303,524
Utilities—4.3%
Electric Utilities—1.7%
ITC Holdings Corp.	7,700	393,547
Multi-Utilities—2.6%
Public Service Enterprise Group, Inc.	13,400	615,462
Total Utilities		1,009,009
Total Common Stocks (Cost—$21,190,738)		22,555,031

	Principal Amount	Value
Short-Term Securities—9.1%
Repurchase Agreement **—9.1%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $2,177,002 (Cost—$2,176,863)	$2,176,863	$2,176,863
Total Investments—103.9% (Cost—$23,367,601)		24,731,894
Liabilities in Excess of Other Assets—(3.9)%		(925,366)
Net Assets—100.0%		$23,806,528

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.
27

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

Equity markets segments declined in the first-half of 2008. All economic sectors posted negative returns except for energy as crude oil prices have risen close to $50 per barrel over the past six months ended June 2008. Other commodities have also risen. The Commodity Research Bureau (CRB) Price index has advanced 30%. These upward spikes in commodity prices are important. They not only affect the overall inflation rate, but they affect spending patterns as costs are pushed through to consumers.

The financial sector is also under siege. The Russell 3000 financial sector has declined some 38% since June 2007 and 26% so far this year. The total loss in domestic financial sector equity market capitalization since June 2007 amounts to $1.4 trillion. Implication: total sub-prime debt held by domestic financial institutions amounting to $1.4 trillion has already been discounted to zero. This represents the market's best estimate as to the impairment of assets and to future cash flows.

Factors Affecting Portfolio Performance

The performance of the Portfolio was negative over the first six months of 2008 but exceeded the performance of the Russell 2000 Value Index benchmark. Sector strategy accounted for the largest portion of the favorable excess relative return and was favorable in most economic sectors. The Portfolio benefited most from an overweighting in the energy sector. An overweighting in materials and an underweight in financials also contributed to the favorable relative results. Stock selection strategy was also positive and contributed to a smaller portion of the excess return. Issue selection was positive in the utilities sector but negative in energy mainly due to some small energy positions in the benchmark that performed very well but were not held in the Portfolio.

The preceding commentary was prepared by the Portfolio's sub-adviser, NFJ Investment Group L.P.

28

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Allianz NFJ Small Cap Value Portfolio	(4.52)%	(11.16)%	14.72%	12.84%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell 2000 Value Index	(9.84)%	(21.63)%	10.02%	7.58%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
UGI Corp.	1.3%
Penn Virginia Corp.	1.3
Cimarex Energy Co.	1.3
Berry Petroleum Co. (Class A)	1.3
Corn Products International, Inc.	1.3
Royal Gold, Inc.	1.3
Energen Corp.	1.3
Commercial Metals Co.	1.3
DRS Technologies, Inc.	1.3
St. Mary Land & Exploration Co.	1.3
Total	13.0%

Holdings by Sector	Percentage of Net Assets
Financials	21.3%
Industrials	19.0
Utilities	13.2
Energy	12.3
Materials	11.8
Consumer Staples	8.9
Consumer Discretionary	6.3
Health Care	3.6
Information Technology	1.9
Other#	1.7
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

29

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—98.3%
Consumer Discretionary—6.3%
Automobiles—0.8%
Thor Industries, Inc.	23,900	$508,114
Diversified Consumer Services—1.0%
Southeby's	22,700	598,599
Hotels, Restaurants & Leisure—0.8%
CKE Restaurants, Inc.	39,600	493,812
Household Durables—0.9%
Ethan Allen Interiors, Inc.	21,700	533,820
Leisure Equipment & Products—0.9%
Callaway Golf Co.	48,800	577,304
Media—0.5%
AH Belo Corp. (Class A)	8,620	49,134
Belo Corp. (Class A)	31,400	229,534
		278,668
Specialty Retail—1.4%
Brown Shoe Co., Inc.	45,300	613,815
Cato Corp. (The) (Class A)	16,650	237,096
		850,911
Total Consumer Discretionary		3,841,228
Consumer Staples—8.9%
Beverages—1.0%
PepsiAmericas, Inc.	30,000	593,400
Food & Staples Retailing—3.3%
Casey's General Stores, Inc.	25,000	579,250
Corn Products International, Inc.	16,300	800,493
Weis Markets, Inc.	20,200	655,894
		2,035,637
Food Products—2.6%
Del Monte Foods Co.	21,700	154,070
J.M. Smucker Co. (The)	15,100	613,664
Lancaster Colony Corp.	16,200	490,536
Pilgrim's Pride Corp.	26,600	345,534
		1,603,804
Household Products—1.0%
WD-40 Co.	21,800	637,650
Tobacco—1.0%
Universal Corp.	13,300	601,426
Total Consumer Staples		5,471,917
Energy—12.3%
Energy Equipment & Services—2.6%
Lufkin Industries, Inc.	9,500	791,160
Tidewater, Inc.	12,100	786,863
		1,578,023

	Shares	Value
Oil, Gas & Consumable Fuels—9.7%
Berry Petroleum Co. (Class A)	13,600	$800,768
Cimarex Energy Co.	11,500	801,205
General Maritime Corp.	24,800	644,304
Holly Corp.	15,900	587,028
Penn Virginia Corp.	10,700	806,994
St. Mary Land & Exploration Co.	12,300	795,072
Tsako Energy Navigation Ltd.	20,500	760,140
Western Refining, Inc.	18,000	213,120
World Fuel Services Corp.	26,800	587,992
		5,996,623
Total Energy		7,574,646
Financials—21.3%
Commercial Banks—6.3%
Amcore Financial, Inc.	41	232
Bancorpsouth, Inc.	27,400	479,226
Bank of Hawaii Corp.	12,800	611,840
Cullen/Frost Bankers, Inc.	12,200	608,170
FirstMerit Corp.	1,300	21,203
Frontier Financial Corp.	33,900	288,828
Fulton Financial Corp.	48,700	489,435
Old National Bancorp	33,610	479,279
Susquehanna Bancshares, Inc.	30,200	413,438
Whitney Holding Corp.	25,600	468,480
		3,860,131
Consumer Finance—0.5%
Advance America Cash Advance Centers, Inc.	57,700	293,116
Insurance—5.9%
American Equity Investment Life Holding Co.	64,600	526,490
American Financial Group, Inc.	25,300	676,775
Delphi Financial Group, Inc.	24,450	565,773
Infinity Property & Casualty Corp.	15,500	643,560
RLI Corp.	12,700	628,269
Zenith National Insurance, Corp.	17,500	615,300
		3,656,167
Real Estate—7.7%
CBL & Associates Properties, Inc. REIT	27,300	623,532
Equity One, Inc. REIT	27,600	567,180
First Industrial Realty Trust, Inc. REIT	18,900	519,183
Healthcare Realty Trust, Inc. REIT	25,900	615,643
HRPT Properties Trust REIT	75,500	511,135
Nationwide Health Properties, Inc. REIT	20,300	639,247
Potlatch Corp. REIT	14,637	660,421
Sovran Self Storage, Inc.	14,800	615,088
		4,751,429
Thrifts & Mortgage Finance—0.9%
Washington Federal, Inc.	31,320	566,892
Total Financials		13,127,735

See Notes to Financial Statements.
30

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (continued)  (in U.S. dollars)

	Shares	Value
Health Care—3.6%
Health Care Equipment & Supplies—2.3%
Invacare Corp.	30,900	$631,596
West Pharmaceutical Services, Inc.	18,100	783,368
		1,414,964
Health Care Providers & Services—1.3%
Owens & Minor, Inc.	17,100	781,299
Total Health Care		2,196,263
Industrials—19.0%
Aerospace & Defense—1.3%
DRS Technologies, Inc.	10,100	795,072
Airlines—0.5%
Skywest, Inc.	25,800	326,370
Building Products—1.7%
Lennox International, Inc.	17,500	506,800
Simpson Manufacturing Co., Inc.	22,500	534,150
		1,040,950
Commercial Services & Supplies—2.0%
Ennis, Inc.	41,500	649,475
Kelly Services, Inc. (Class A)	28,779	556,298
		1,205,773
Electrical Equipment—2.5%
Acuity Brands, Inc.	15,800	759,664
Regal-Beloit Corp.	18,300	773,175
		1,532,839
Machinery—7.8%
Albany International Corp.	18,200	527,800
Barnes Group, Inc.	26,900	621,121
Briggs & Stratton Corp.	7,500	95,100
Crane Co.	16,900	651,157
Harsco Corp.	12,300	669,243
Kennametal, Inc.	22,100	719,355
Lincoln Electric Holdings, Inc.	10,000	787,000
Mueller Industries, Inc.	23,000	740,600
		4,811,376
Marine—1.1%
Genco Shipping & Trading Ltd.	10,500	684,600
Road & Rail—1.1%
Arkansas Best Corp.	19,100	699,824
Trading Companies & Distributors—1.0%
Applied Industrial Tech, Inc.	24,200	584,914
Total Industrials		11,681,718

	Shares	Value
Information Technology—1.9%
Electronic Equipment & Instruments—1.9%
AVX Corp.	50,000	$565,500
Technitrol, Inc.	36,700	623,533
Total Information Technology		1,189,033
Materials—11.8%
Chemicals—5.1%
Lubrizol Corp.	13,500	625,455
Methanex Corp.	27,300	764,946
RPM International, Inc.	34,100	702,460
Sensient Technologies Corp.	22,400	630,784
Westlake Chemical Corp.	29,100	432,426
		3,156,071
Containers & Packaging—1.2%
Silgan Holdings, Inc.	14,000	710,360
Metals & Mining—5.5%
Carpenter Technology Corp.	14,100	615,465
Commercial Metals Co.	21,100	795,470
Iamgold Corp.	101,300	612,865
Royal Gold, Inc.	25,500	799,680
Titanium Metals Corp.	40,800	570,792
		3,394,272
Total Materials		7,260,703
Utilities—13.2%
Electric Utilities—2.3%
Cleco Corp.	29,400	685,902
Westar Energy, Inc.	32,800	705,528
		1,391,430
Gas Utilities—8.5%
AGL Resources, Inc.	18,700	646,646
Atmos Energy Corp.	27,400	755,418
Energen Corp.	10,200	795,906
National Fuel Gas Co.	13,100	779,188
Southwest Gas Corp.	24,200	719,466
UGI Corp.	28,200	809,622
WGL Holdings, Inc.	20,000	694,800
		5,201,046
Multi-Utilities—2.4%
Vectren Corp.	24,900	777,129
OGE Energy Corp.	23,000	729,330
		1,506,459
Total Utilities		8,098,935
Total Common Stocks (Cost—$60,470,234)		60,442,178

See Notes to Financial Statements.
31

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—1.6%
Repurchase Agreement **—1.6%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $1,023,103 (Cost—$1,023,038)	$1,023,038	$1,023,038
Total Investments—99.9% (Cost $61,493,272)		61,465,216
Other Assets Less Liabilities—0.1%		43,266
Net Assets—100.0%		$61,508,482

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.
32

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

U.S. equity markets declined for the third consecutive quarter with significant performance divergences, as losses in April, the best month in five years, were overtaken by losses in June, nearly the worst in six years.

The recovery that began in mid-March, following the Federal Reserve's (Fed) actions to lend directly to the primary dealers, extended into April and May as investors aggressively priced out the risk of systemic banking failure. The financials were among the top-performing sectors in April as major banks, such as UBS and Lehman Brothers, raised fresh capital or announced plans to do so. In addition, the Fed cut official policy rates by 25 basis points during the month.

Stock prices peaked in mid-May, as inflation fears became the dominant theme, sending 10-year government bond yields to new yearly highs by the end of the month. The root cause was the continuing surge in commodity prices, as crude oil pushed past $120 a barrel and headline inflation rates climbed worldwide.

Sentiment remained extremely poor in June, as bad news on the economic, financial-sector and inflation fronts conspired to produce market declines in each week of the month. The U.S. unemployment rate jumped from 5.0% in April to 5.5% in May – its largest single monthly increase in over 20 years. Despite keeping rates on hold and continuing to acknowledge weak prospects for growth at its June meeting, the Fed members shifted toward concerns about inflation control as oil moved up to $140 a barrel and consumer inflation expectations soared to their highest levels since the early 1980s.

Financial stocks led on the downside, ending the quarter below their mid-March levels, as some prominent banks reported lackluster earnings results and rating agency Moody's followed S&P and Fitch in downgrading the two major bond insurers, MBIA and Ambac.

After tumbling 8.4% in June, the S&P 500 Index returned -2.7% in the second quarter and -11.9% in the first half of the year. Small caps performed better than the broader market as the Russell 2000 Index posted -7.7% in June and returned 0.6% in the second quarter, for first-half results of -9.4%.

Factors Affecting Portfolio Performance

The Portfolio, which seeks capital growth over the long term, underperformed its benchmark, the Russell 2000 Growth Index, for the six months ended June 30, 2008. We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We aim to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments are subjected to rigorous financial analysis, as we believe that a disciplined valuation process is necessary to enhance long-term returns. Stock selection in the technology and financial service sectors detracted from performance, while stock selection in the materials/processing sector and a portfolio weighting in the energy sector aided results.

Among the top detractors was TurboChef Technologies, Inc., which provides equipment, technology and services that focus on the high-speed preparation of food products. The company's shares declined after it reported a smaller loss and less revenue than expected in the first quarter. Thinkorswim Group, Inc., which provides investor education products and services, was another detractor. The company's shares declined after it disclosed that securities regulators would be looking into some of its business practices.

Among the top contributors was Penn Virginia Corporation, which engages in the exploration, development and production of natural gas and oil. The company's shares advanced after the company announced a successful drill for a natural gas well. Also, Comstock Resources Inc., which engages in the acquisition, exploration, development and production of oil and natural gas, benefited from increased first-quarter volumes from the previous year. The Portfolio did not undergo any material changes over the period.

The preceding commentary was prepared by the Portfolio's sub-adviser, J.P. Morgan Investment Management Inc.

33

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/JPMorgan Small Cap Growth Portfolio	(16.08)%	(13.71)%	9.03%	6.60%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell 2000 Growth Index	(8.93)%	(10.83)%	10.37%	8.69%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Penn Virginia Corp.	2.3%
Ansys, Inc.	2.3
Enzo Biochem, Inc.	1.7
Oceaneering International, Inc.	1.7
Cabot Oil & Gas Corp.	1.7
Nuance Communications, Inc.	1.6
Comstock Resources, Inc.	1.6
MedAssets, Inc.	1.6
Blackboard, Inc.	1.6
Switch & Data Facilities Co., Inc.	1.6
Total	17.7%

Holdings by Sector	Percentage of Net Assets
Information Technology	24.1%
Health Care	21.1
Consumer Discretionary	14.6
Industrials	11.7
Energy	11.0
Financials	8.0
Materials	3.0
Consumer Staples	1.7
Telecommunication Services	1.1
Other#	3.7
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

34

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—96.3%
Consumer Discretionary—14.6%
Distributors—1.1%
LKQ Corp. *	20,350	$367,724
Diversified Consumer Services—1.4%
American Public Education, Inc. *	5,000	195,200
Thinkorswim Group, Inc.	37,854	266,871
		462,071
Hotels, Restaurants & Leisure—2.5%
Bally Technologies, Inc.	7,700	260,260
California Pizza Kitchen, Inc. *	22,500	251,775
Red Robin Gourmet Burgers, Inc. *	11,300	313,462
		825,497
Leisure Equipment & Products—0.8%
Smith & Wesson Holding Corp. *	54,850	285,769
Media—0.8%
Morningstar, Inc. *	3,900	280,917
Specialty Retail—3.7%
Finish Line, Inc.	23,650	205,755
J. Crew Group, Inc. *	8,600	283,886
Pacific Sunwear Of California *	30,800	262,724
Ulta Salon Cosmetics & Fragrance, Inc. *	42,150	473,766
		1,226,131
Textiles, Apparel & Luxury Goods—4.3%
American Apparel, Inc. *	34,050	226,432
Deckers Outdoor Corp. *	2,400	334,080
Iconix Brand Group, Inc. *	36,200	437,296
Volcom, Inc. *	18,900	452,277
		1,450,085
Total Consumer Discretionary		4,898,194
Consumer Staples—1.7%
Food & Staples Retailing—0.5%
Susser Holdings Corp. *	16,438	159,120
Personal Products—1.2%
Bare Escentuals, Inc. *	22,250	416,742
Total Consumer Staples		575,862
Energy—11.0%
Energy Equipment & Services—4.8%
Exterran Holdings, Inc. *	5,650	403,918
Hornbeck Offshore Services, Inc. *	5,343	301,933
Oceaneering International, Inc. *	7,300	562,465
W-H Energy Services, Inc. *	3,450	330,303
		1,598,619

	Shares	Value
Oil, Gas & Consumable Fuels—6.2%
Cabot Oil & Gas Corp.	8,200	$555,386
Comstock Resources, Inc. *	6,350	536,131
Penn Virginia Corp.	10,400	784,368
World Fuel Services Corp.	10,150	222,691
		2,098,576
Total Energy		3,697,195
Financials—8.0%
Capital Markets—2.7%
Affiliated Managers Group, Inc. *	2,900	261,174
Calamos Asset Management, Inc. (Class A)	22,000	374,660
Investment Technology Group, Inc. *	8,050	269,353
		905,187
Commercial Banks—0.3%
Bancorp, Inc. *	12,100	92,202
Diversified Financial Services—1.5%
MSCI, Inc. (Class A) *	13,500	489,915
Insurance—2.4%
Castlepoint Holdings Ltd.	33,600	305,424
National Financial Partners Corp.	11,050	219,011
ProAssurance Corp. *	5,700	274,227
		798,662
Real Estate—0.5%
Resource Capital Corp. REIT	24,400	175,924
Thrifts & Mortgage Finance—0.6%
WSFS Financial Corp.	4,800	214,080
Total Financials		2,675,970
Health Care—21.1%
Biotechnology—3.4%
Alexion Pharmaceuticals, Inc. *	2,550	184,875
BioMarin Pharmaceuticals, Inc. *	13,850	401,373
Myriad Genetics, Inc. *	9,750	443,820
Theravance, Inc. *	9,350	110,985
		1,141,053
Health Care Equipment & Supplies—4.9%
Hologic, Inc. *	17,100	372,780
Insulet Corp. *	16,550	260,332
Masimo Corp. *	9,400	322,890
Meridian Bioscience, Inc.	11,750	316,310
Thoratec Corp. *	21,550	374,754
		1,647,066
Health Care Providers & Services—3.2%
Gentiva Health Services, Inc. *	24,950	475,298
Healthways, Inc. *	8,200	242,720
Psychiatric Solutions, Inc. *	9,200	348,128
		1,066,146

See Notes to Financial Statements.
35

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (continued)  (in U.S. dollars)

	Shares	Value
Health Care Technology—3.3%
Allscripts Healthcare Solutions, Inc. *	13,950	$173,120
MedAssets, Inc. *	31,410	535,540
Omnicell, Inc. *	30,550	402,649
		1,111,309
Life Sciences Tools & Services—4.9%
Enzo Biochem, Inc. *	50,475	566,329
Exelixis, Inc. *	19,850	99,250
Icon plc ADR *	6,150	464,448
Illumina, Inc. *	4,400	383,284
Medivation, Inc. *	11,400	134,862
		1,648,173
Pharmaceuticals—1.4%
Sucampo Pharmaceuticals, Inc. (Class A) *	23,300	250,009
Viropharma, Inc. *	19,050	210,693
		460,702
Total Health Care		7,074,449
Industrials—11.7%
Aerospace & Defense—0.7%
Heico Corp.	6,950	226,153
Air Freight & Logistics—0.6%
UTi Worldwide, Inc.	10,850	216,458
Commercial Services & Supplies—3.1%
FTI Consulting, Inc. *	7,400	506,604
Geo Group, Inc. (The) *	14,100	317,250
Waste Connections, Inc. *	7,200	229,896
		1,053,750
Electrical Equipment—3.0%
EnerSys *	9,500	325,185
General Cable Corp. *	5,500	334,675
Powell Industries, Inc. *	6,850	345,309
		1,005,169
Machinery—3.8%
Bucyrus International, Inc.	6,700	489,234
Kaydon Corp.	8,350	429,273
TurboChef Technologies, Inc. *	71,055	339,643
		1,258,150
Road & Rail—0.5%
Old Dominion Freight Line, Inc. *	5,900	177,118
Total Industrials		3,936,798
Information Technology—24.1%
Communications Equipment—2.8%
Acme Packet, Inc. *	20,700	160,632
Neutral Tandem, Inc. *	22,500	393,750
Viasat, Inc. *	19,800	400,158
		954,540
Computers & Peripherals—0.4%
Synaptics, Inc. *	3,700	139,601

	Shares	Value
Electronic Equipment & Instruments—2.0%
Flir Systems, Inc. *	12,000	$486,840
IPG Photonics Corp. *	10,350	194,684
		681,524
Internet Software & Services—4.5%
Art Technology Group, Inc. *	59,600	190,720
Bankrate, Inc. *	4,650	181,675
DealerTrack Holdings, Inc. *	11,100	156,621
Digital River, Inc. *	7,000	270,060
LoopNet, Inc. *	14,550	164,415
Switch & Data Facilities Co., Inc. *	31,130	528,899
		1,492,390
IT Services—1.8%
Syntel, Inc.	11,850	399,582
VeriFone Holdings, Inc. *	16,800	200,760
		600,342
Semiconductors & Semiconductor Equipment—4.8%
Anadigics, Inc. *	24,850	244,773
Diodes, Inc. *	7,525	207,991
Hittite Microwave Corp. *	7,750	276,055
Microsemi Corp. *	16,750	421,765
Tessera Technologies, Inc. *	19,450	318,396
Varian Semiconductor Equipment Associates, Inc. *	4,250	147,985
		1,616,965
Software—7.8%
Ansys, Inc. *	16,250	765,700
Blackboard, Inc. *	13,850	529,485
Magma Design Automation, Inc. *	35,900	217,913
NetSuite, Inc. *	13,300	272,251
Nuance Communications, Inc. *	34,600	542,182
Taleo Corp. (Class A) *	14,100	276,219
		2,603,750
Total Information Technology		8,089,112
Materials—3.0%
Chemicals—0.7%
Innospec, Inc.	12,250	230,545
Construction Materials—0.6%
Eagle Materials, Inc.	8,850	224,171
Metals & Mining—1.7%
Allegheny Technologies, Inc.	1,700	100,776
Century Aluminum Co. *	7,103	472,278
		573,054
Total Materials		1,027,770

See Notes to Financial Statements.
36

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Telecommunication Services—1.1%
Diversified Telecommunication Services—1.1%
Cbeyond, Inc. *	15,500	$248,310
Cogent Communications Group, Inc. *	8,950	119,930
Total Telecommunication Services		368,240
Total Common Stocks (Cost—$34,671,556)		32,343,590

	Principal Amount	Value
Short-Term Securities—3.3%
Discount Note—3.3%
Federal Home Loan Bank, 2.02%, due 07/01/08 *** (Cost—$1,097,000)	$1,097,000	$1,096,938
Total Investments—99.6% (Cost—$35,768,556)		33,440,528
Other Assets Less Liabilities—0.4%		140,656
Net Assets—100.0%		$33,581,184

*  Non-income producing security.

***  Zero coupon security-rate disclosed is yield as of June 30, 2008.

Glossary:

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.
37

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

The first half of 2008 has seen its share of market swings. Investors' have been struggling to figure out how long the troubles in the financial sector will impact the stock market. This has caused its share of rallies and corrections throughout the first six months of the year. The balancing act between whether the worst is yet to come, or if actions taken by the Federal Reserve will be enough to prevent a severe economic downturn has created a tough environment for investors. It appeared that the market had finally bottomed after the bailout of a major financial institution in March. However, fears over more financial instability as well as persistently high energy and other commodity prices sent the market lower by the end of the period. Overall, most indices finished lower for the first half of 2008. One of the few bright spots was the energy sector, which was up over 30% in the Russell 2500 Growth Index.

The outlook for the second half of 2008 remains cloudy. High energy costs should continue to negatively impact consumer demand and, combined with other commodity cost increases, may dampen overall corporate profitability. With markets down considerably for the year, the possibility exists, however, that most of the negative sentiment is already incorporated into existing stock prices. If this is the case, any positive developments on the economic front could elevate stock prices similar to the response at the beginning of this quarter. Although gains in the past quarter were mainly concentrated in select areas of the investment universe, we feel that there are still attractive companies in all of the sectors that we follow. We will continue to seek out and invest in those companies that we perceive to have the ability to generate strong earnings and revenue growth.

Factors Affecting Portfolio Performance

The Portfolio fell over the first six months of 2008 with performance that trailed that of its benchmark, the Russell 2500 Growth Index. Unfavorable stock selection was the main reason for the underperformance. However, sector allocation was also a hindrance to performance. Strong stock selection in the healthcare sector was unable to overcome weakness in the consumer non-durables, consumer services and technology sectors. Most of the weakness in sector allocation was a result of the underweight position in the energy sector. While the portfolio is overweight the oil services names within the sector, it remains underweight the exploration and production stocks leading to an underweight position in the energy sector.

Energy-related stocks were well represented among the best performing stocks in the portfolio over the past six months. Carbo Ceramics and North American Energy Partners each rose significantly based on a perceived future increase in demand for their services and products. The continued growth in demand for commodities has made it more enticing for companies to extract minerals from the ground. Mining equipment company, Bucyrus International, has been a big beneficiary of this trend as it continues to see strong demand for its products used to extract commodities. Another top contributor to performance for the period was APP Pharmaceuticals. The pharmaceutical company continues to benefit from the potential increase in sales of its therapeutic drug, heparin, as a result of manufacturing problems and recall of a competitive product.

Acadia Pharmaceuticals was among the worst performing stocks during the period. It declined due to its developmental drug for schizophrenia failing a mid-stage trial. We continue to hold this stock due to our belief that it was oversold after its disappointing results. Online photo service, Shutterfly, also detracted from performance. We decided to exit the position in light of disappointing financial results and threats of increased competition. Middleby has been feeling the pressure lately as well. The manufacturer of food service equipment was hurt due to lower than expected guidance over concern that restaurants will slow spending on equipment.

The preceding commentary was prepared by the Portfolio's sub-adviser, Delaware Management Company.

38

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Delaware Trend Portfolio	(14.47)%	(14.74)%	6.56%	7.67%
S&P 500 Index	(11.91)%	(13.12)%	7.58%	6.33%
Russell 2500 Growth Index	(7.86)%	(9.20)%	11.61%	10.33%

  *  See Notes to Performance Information.

  †  May 1, 2003.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
United Therapeutics Corp.	3.8%
OSI Pharmaceuticals, Inc.	2.7
Data Domain, Inc.	2.6
Concur Technologies, Inc.	2.5
Core Laboratories NV	2.4
Waddell & Reed Financial, Inc.	2.4
Wright Medical Group, Inc.	2.2
Solera Holdings, Inc.	2.2
Bucyrus International, Inc.	2.2
Microsemi Corp.	2.1
Total	25.1%

Holdings by Sector	Percentage of Net Assets
Information Technology	29.0%
Health Care	25.6
Industrials	16.6
Energy	9.3
Financials	9.0
Consumer Discretionary	8.9
Materials	1.6
Other#†	0.0
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and liabilities in excess of other assets.

  †  Amount is less than 0.01%.

39

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	Shares	Value
Common Stocks—100.0%
Consumer Discretionary—8.9%
Hotels, Restaurants & Leisure—3.3%
Red Robin Gourmet Burgers, Inc. *	12,500	$346,750
Texas Roadhouse, Inc. (Class A) *	34,000	304,980
Wynn Resorts Ltd.	4,000	325,400
		977,130
Media—0.5%
RHI Entertainment, Inc. *	12,400	161,076
Specialty Retail—2.4%
Dick's Sporting Goods, Inc. *	4,300	76,282
Gymboree Corp. *	11,400	456,798
J. Crew Group, Inc. *	5,200	171,652
		704,732
Textiles, Apparel & Luxury Goods—2.7%
Lululemon Athletica, Inc. *	18,800	546,328
Under Armour, Inc. (Class A) *	9,800	251,272
		797,600
Total Consumer Discretionary		2,640,538
Energy—9.3%
Energy Equipment & Services—9.3%
CARBO Ceramics, Inc.	10,050	586,417
Core Laboratories NV *	5,000	711,750
Helix Energy Solutions Group, Inc. *	11,620	483,857
ION Geophysical Corp. *	30,600	533,970
North American Energy Partners, Inc. *	19,200	416,256
Total Energy		2,732,250
Financials—9.0%
Capital Markets—3.4%
Investment Technology Group, Inc. *	9,300	311,178
Waddell & Reed Financial, Inc.	20,200	707,202
		1,018,380
Commercial Banks—1.3%
Signature Bank *	8,800	226,688
Whitney Holding Corp.	8,800	161,040
		387,728
Consumer Finance—1.1%
Cardtronics, Inc. *	35,200	312,224
Diversified Financial Services—1.0%
KKR Financial Holdings LLC	12,400	130,200
Nasdaq OMX Group (The) *	6,100	161,955
		292,155

	Shares	Value
Insurance—2.2%
Delphi Financial Group, Inc.	8,525	$197,268
Hanover Insurance Group, Inc. (The)	10,900	463,250
		660,518
Total Financials		2,671,005
Health Care—25.6%
Biotechnology—15.1%
Abraxis Bioscience, Inc. *	7,700	488,642
Acadia Pharmaceuticals, Inc. *	46,600	171,954
Cepheid, Inc. *	10,300	289,636
Cougar Biotechnology, Inc. * (a)	7,300	173,959
Isis Pharmaceuticals, Inc. *	19,200	261,696
Martek Biosciences Corp. *	3,200	107,872
Medarex, Inc. *	65,100	430,311
Omrix Biopharmaceuticals, Inc. *	11,800	185,732
OSI Pharmaceuticals, Inc. *	19,200	793,344
Regeneron Pharmaceutical, Inc. *	15,600	225,264
Savient Pharmaceuticals, Inc. *	1,400	35,420
United Therapeutics Corp. *	11,600	1,133,900
Zymogenetics, Inc. *	18,300	154,086
		4,451,816
Health Care Equipment & Supplies—5.4%
Align Technology, Inc. *	23,900	250,711
Conceptus, Inc. *	13,400	247,766
Immucor, Inc. *	8,400	217,392
Vital Signs, Inc.	4,300	244,154
Wright Medical Group, Inc. *	23,100	656,271
		1,616,294
Health Care Providers & Services—1.6%
Emergency Medical Services Corp. *	20,700	468,441
Life Sciences Tools & Services—0.2%
Affymetrix, Inc. *	5,400	55,566
Pharmaceuticals—3.3%
APP Pharmaceuticals, Inc. *	35,100	586,872
Par Pharmaceutical Cos., Inc. *	1,800	29,214
Perrigo Co.	11,500	365,355
		981,441
Total Health Care		7,573,558
Industrials—16.6%
Aerospace & Defense—1.6%
Hexcel Corp. *	23,900	461,270
Commercial Services & Supplies—5.0%
Advisory Board Co. (The) *	8,100	318,573
Cenveo, Inc. *	37,000	361,490
EnergySolutions, Inc.	17,000	379,950
Geo Group, Inc. (The) *	18,700	420,750
		1,480,763

See Notes to Financial Statements.
40

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Shares	Value
Machinery—8.0%
Bucyrus International, Inc.	8,800	$642,576
Colfax Corp. *	9,600	240,864
Dynamic Materials Corp.	13,200	434,940
Kaydon Corp.	7,900	406,139
Middleby Corp. *	9,400	412,754
Titan Industries Ltd. *	7,200	225,504
		2,362,777
Road & Rail—2.0%
J.B. Hunt Transport Services, Inc.	18,100	602,368
Total Industrials		4,907,178
Information Technology—29.0%
Communications Equipment—2.8%
F5 Networks, Inc. *	21,200	602,504
Riverbed Technology, Inc. *	16,300	223,636
		826,140
Computers & Peripherals—2.6%
Data Domain, Inc. *	33,300	776,889
Electronic Equipment & Instruments—3.0%
Itron, Inc. *	4,800	472,080
Mettler Toledo International, Inc. *	4,300	407,898
		879,978
Internet Software & Services—4.0%
Ariba, Inc. *	21,900	322,149
Art Technology Group, Inc. *	82,000	262,400
Omniture, Inc. *	32,400	601,668
		1,186,217
IT Services—1.6%
TeleTech Holdings, Inc. *	23,700	473,052
Semiconductors & Semiconductor Equipment—5.4%
Atheros Communications, Inc. *	17,300	519,000
Cavium Networks, Inc. *	22,300	468,300
Microsemi Corp. *	24,100	606,838
		1,594,138

	Shares	Value
Software—9.6%
Ansoft Corp. *	8,000	$291,200
Concur Technologies, Inc. *	21,900	727,737
Informatica Corp. *	18,200	273,728
Salesforce.com, Inc. *	7,300	498,079
Solera Holdings, Inc. *	23,400	647,244
Taleo Corp. (Class A) *	19,900	389,841
		2,827,829
Total Information Technology		8,564,243
Materials—1.6%
Metals & Mining—1.6%
Haynes International, Inc. *	8,200	471,910
Total Common Stocks (Cost—$29,784,374)		29,560,682
	Principal Amount
Short-Term Securities—0.7%
Repurchase Agreement **—0.7%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $203,373 (Cost—$203,360)	$203,360	203,360
Total Investments 100.7% (Cost—$29,987,734)		29,764,042
Liabilities in Excess of Other Assets—(0.7)%		(211,734)
Net Assets—100.0%		$29,552,308

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

(a)  Security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933. This security is exempt from registration under 144A and is considered restricted.

Restricted Security
Security	Acquisition Date	Acquisition Cost	Acquisition Cost as a Percentage of Net Assets	Market Value	Market Value as a Percentage of Net Assets
Cougar Biotechnology, Inc. (a)	12/14/2007	$211,700	0.7%	$173,959	0.6%

See Notes to Financial Statements.
41

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Portfolio Manager's Commentary – June 30, 2008

Market Conditions

During the first quarter, investment grade securities tended to outperform riskier assets (equity-related and high yield), while in the second quarter investment grade assets did not fare as well. Overall, for the six months ended June 30, 2008, investment grade outperformed non-investment grade and convertibles.

In an effort to improve economic growth, the Fed lowered the target for the federal funds rate 25 basis points in April, following three such moves lower in the first quarter. From year end 2007, the rate decreased from 4.3% to 2.0% at the end of June. The Federal Open Market Committee cited continued weak economic activity, muted spending, softening labor markets, and the housing contraction. In the June meeting, however, citing a "high level of uncertainty regarding the inflation outlook" and "continued increases in the prices of energy and some other commodities", they choose to leave the federal funds rate unchanged.

In May, the unemployment rate rose from 5.0% to 5.5%, and through the end of June the economy lost over 400,000 jobs year-to-date. The Consumer Price Index, a measure of inflation which includes volatile food and energy prices, rose sharply in May, up 0.6%. Producer prices rose even faster, 1.4% for the month or at an annual rate of 7.2%. On a more positive note, first quarter Gross Domestic Product (GDP) growth was revised upward from 0.6% to 1.0%.

During the period, the upper part of the credit curve outperformed, with the Merrill Lynch U.S. High Yield BB-Rated Index posting a total return of -0.2%. B-rated credits were the next best performers, with the Merrill Lynch U.S. High Yield B-Rated Index down -1.5%. The lower quality CCC credits returned the least, as indicated by the Merrill Lynch U.S. High Yield CCC-Rated Index posting a -3.1% return.

Factors Affecting Portfolio Performance

The Portfolio outperformed its benchmark, the Merrill Lynch U.S. High Yield Master Index II, for the six months ended June 30, 2008.

In general, energy related and high quality credits outperformed during the period. At the industry level, the energy exploration and production, gas distribution, health services, and mortgage backed industries contributed to performance. Within the energy-related industries, top contributors included Williams Companies, Inc., El Paso Corporation, and Chesapeake Energy Corporation. These companies benefited from soaring oil and natural gas prices. Another top performer was convertible holding, aerospace/defense company DRS Technologies, Inc. which benefited from its proposed acquisition by an Italian aerospace and defense supplier at a sizable premium.

Detracting from performance were the printing and publishing, electric generation, automotive, and auto loan industries. Within the printing and publishing industry, R.H. Donnelley Corporation and Idearc, Inc., publishers of yellow and white page directories, were negatively impacted by declining print advertising sales. Within the auto loan industry, bonds of leasing company GMAC LLC, declined as the company experienced losses from its residential mortgage unit. GMAC bonds also suffered due to a weak auto lending environment. An additional detractor was newsprint producer Abitibi-Consolidated, Inc., which was negatively impacted by raw material inflationary pressures and a rating downgrade due to concerns regarding its newsprint and lumber businesses.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord, Abbett & Co. LLC

42

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Performance Information*

Average Annual Total Returns
For Periods Ended June 30, 2008 (Unaudited)

	Six Months††	One Year	Five Year	Since Inception†
Roszel/Lord Abbett Bond Debenture Portfolio	(1.04)%	0.64%	6.08%	7.68%
Merrill Lynch U.S. High Yield Master II Index	(1.28)%	(2.11)%	6.90%	9.31%
Merrill Lynch U.S. Domestic Master Bond Index	1.33%	7.57%	3.96%	5.06%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  ††  Not Annualized.

Portfolio Summary
As of June 30, 2008 (Unaudited)

Top Ten Holdings**	Percentage of Net Assets
Federal Home Loan Mortgage Corp. 5.13% due 04/18/11	2.2%
Federal National Mortgage Assn. 6.00% due 04/01/37	1.9
Qwest Capital Funding, Inc. 7.90% due 08/15/10	1.7
Federal National Mortgage Assn. 6.00% due 05/01/33	1.5
Federal National Mortgage Assn. 6.00% due 03/01/33	1.3
Virginia Electric & Power Co. 4.50% due 12/15/10	1.2
Crown Cork & Seal Co., Inc. 7.38% due 12/15/26	1.0
Hercules, Inc. 6.75% due 10/15/29	1.0
Buckeye Technologies, Inc. 8.00% due 10/15/10	1.0
Federal National Mortgage Assn. 6.50% due 02/01/36	0.9
Total	13.7%

S&P Ratings**	Percentage of Fixed Income Investments
AAA-A	8.7%
BBB-B	68.7
CCC-C	6.3
U.S. Government & Agencies Obligations	13.4
Not Rated Securities	2.9
Total	100.0%
Holdings by Sector	Percentage of Net Assets
Energy	13.9%
Consumer Discretionary	12.5
U.S. Government	12.4
Industrials	12.0
Utilities	11.4
Health Care	8.3
Materials	7.4
Financials	6.1
Telecommunication Services	5.9
Consumer Staples	3.8
Information Technology	3.5
Other#	2.8
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

43

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited)  (in U.S. dollars)

	S&P Rating	Principal Amount	Value
Fixed Income Investments—92.6%
Consumer Discretionary—12.5%
Apparel, Accessories & Luxury Goods—0.2%
Levi Strauss & Co. 8.88% due 04/01/16	B+	$25,000	$24,313
Auto Components—0.8%
Cooper-Standard Automotive, Inc. 8.38% due 12/15/14	CCC+	75,000	55,125
Lear Corp. 8.75% due 12/01/16	B+	25,000	19,500
Stanadyne Corp. 10.00% due 08/15/14	B–	25,000	24,250
			98,875
Automobiles—1.2%
Ford Capital BV 9.50% due 06/01/10	CCC+	50,000	40,750
General Motors Corp. 7.20% due 01/15/11	B	125,000	96,250
8.38% due 07/15/33	B	25,000	14,812
			151,812
Hotels, Restaurants & Leisure—2.7%
Boyd Gaming Corp. 7.13% due 02/01/16	BB	50,000	36,875
Gaylord Entertainment Co. 8.00% due 11/15/13	B+	100,000	96,000
Isle of Capri Casinos, Inc. 7.00% due 03/01/14	B–	100,000	70,500
Scientific Games Corp. 6.25% due 12/15/12	BB–	75,000	71,812
Turning Stone Resort Casino Enterprise 9.13% due 09/15/14 (c)	B+	50,000	49,750
			324,937
Internet & Catalog Retail—0.2%
Expedia, Inc. 8.50% due 07/01/16 (c)	BB	25,000	24,438
Leisure Equipment & Products—0.4%
Mattel, Inc. 5.63% due 03/15/13	BBB–	50,000	48,997
Media—6.2%
Affinion Group, Inc. 11.50% due 10/15/15	B–	75,000	74,812
Allbritton Communications Co. 7.75% due 12/15/12	B+	75,000	72,938
CCH I Holdings LLC 11.75% due 05/15/14 (a)	CCC	50,000	30,500
11.00% due 10/01/15	CCC	134,000	99,327
Echostar DBS Corp. 6.38% due 10/01/11	BB–	75,000	72,375
7.13% due 02/01/16	BB–	25,000	23,063
Idearc, Inc. 8.00% due 11/15/16	B–	100,000	62,875

	S&P Rating	Principal Amount	Value
Interpublic Group of Cos., Inc. 6.25% due 11/15/14	B+	$35,000	$30,275
Lamar Media Corp. 6.63% due 08/15/15	BB–	25,000	22,750
Mediacom LLC\Mediacom Capital Corp. 9.50% due 01/15/13	B–	50,000	47,125
Omnicom Group, Inc. 0.00% due 07/01/38 (b)(d)	A–	35,000	36,400
RH Donnelley Corp. 8.88% due 01/15/16	B–	25,000	15,000
8.88% due 10/15/17 (c)	B–	25,000	14,875
Sinclair Broadcast Group, Inc. 6.00% due 09/15/12 (b)	NR†	100,000	89,625
Univision Communications, Inc. 9.75% due 03/15/15 (c) PIK	CCC	75,000	55,125
			747,065
Specialty Retail—0.2%
Brookstone Co., Inc. 12.00% due 10/15/12	B	25,000	23,250
Textiles, Apparel & Luxury Goods—0.6%
INVISTA 9.25% due 05/01/12 (c)	BB	65,000	66,463
Total Consumer Discretionary			1,510,150
Consumer Staples—3.8%
Beverages—0.8%
Constellation Brands, Inc. 7.25% due 05/15/17	BB–	25,000	23,375
Molson Coors Brewing Co. 2.50% due 07/30/13 (b)	BBB	60,000	72,975
			96,350
Food & Staples Retailing—0.8%
Stater Brothers Holdings
8.13% due 06/15/12	B+	55,000	55,275
SUPERVALU, Inc.
7.50% due 11/15/14	B+	50,000	50,063
			105,338
Food Products—1.2%
Archer Daniels Midland Co. 0.88% due 02/15/14 (b)	A	50,000	50,313
Dole Food Co., Inc. 8.75% due 07/15/13	B–	50,000	44,000
General Mills, Inc. 5.20% due 03/17/15	BBB+	25,000	24,407
Kellogg Co. 4.25% due 03/06/13	BBB+	25,000	24,286
			143,006
Personal Products—0.8%
Elizabeth Arden, Inc. 7.75% due 01/15/14	B+	100,000	93,750

See Notes to Financial Statements.
44

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (continued)  (in U.S. dollars)

	S&P Rating	Principal Amount	Value
Fixed Income Investments—(continued)
Consumer Staples—(continued)
Retailing—0.2%
Harry & David Holdings, Inc. 9.00% due 03/01/13	B–	$25,000	$22,000
Total Consumer Staples			460,444
Energy—12.7%
Energy Equipment & Services—3.7%
Bristow Group, Inc. 6.13% due 06/15/13	BB	100,000	96,250
Cameron International Corp. 6.38% due 07/15/18	BBB+	20,000	20,123
CHC Helicopter Corp. 7.38% due 05/01/14	B	50,000	51,875
Cie Generale de Geophysique-Veritas 7.75% due 05/15/17	BB	25,000	25,031
Complete Production Services, Inc. 8.00% due 12/15/16	BB–	25,000	24,969
Dresser-Rand Group, Inc. 7.38% due 11/01/14	BB–	22,000	21,725
Hanover Compressor Co. 4.75% due 01/15/14 (b)	BB	20,000	33,775
Hornbeck Offshore Services, Inc. 6.13% due 12/01/14	BB–	70,000	67,200
Key Energy Services, Inc. 8.38% due 12/01/14 (c)	BB–	25,000	25,500
National-Oilwell , Inc. 6.13% due 08/15/15	BBB+	25,000	25,388
Pride International, Inc. 7.38% due 07/15/14	BB+	50,000	49,875
			441,711
Oil, Gas & Consumable Fuels—9.0%
Chesapeake Energy Corp. 7.00% due 08/15/14	BB	60,000	58,800
6.25% due 01/15/18	BB	50,000	46,000
Cimarex Energy Co. 7.13% due 05/01/17	BB	75,000	73,687
Colorado Interstate Gas Co. 6.80% due 11/15/15	BB	22,000	22,472
Devon Energy Corp. 4.90% due 08/15/08 (b)	BBB+	50,000	92,875
El Paso Corp. 7.25% due 06/01/18	BB–	25,000	24,625
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp. 6.75% due 05/01/14	B+	40,000	36,500
Forest Oil Corp. 7.25% due 06/15/19	B+	50,000	48,000
7.25% due 06/15/19 (c)	B+	25,000	24,000

	S&P Rating	Principal Amount	Value
Inergy LP/Inergy Finance Escrow Corp. 8.25% due 03/01/16	B+	$50,000	$49,250
KCS Energy, Inc. 7.13% due 04/01/12	B	50,000	48,000
Kerr-McGee Corp. 6.95% due 07/01/24	BBB–	35,000	36,304
Newfield Exploration Co. 7.13% due 05/15/18	BB–	25,000	23,688
Northwest Pipeline GP 7.00% due 06/15/16	BBB–	50,000	51,750
6.05% due 06/15/18 (c)	BBB–	25,000	24,685
Peabody Energy Corp. 7.38% due 11/01/16	BB	25,000	24,938
Quicksilver Resources, Inc. 8.25% due 08/01/15	B	50,000	49,500
7.13% due 04/01/16	B	50,000	46,562
1.88% due 11/01/24 (b)	NR†	25,000	64,594
Range Resources Corp. 7.38% due 07/15/13	BB	25,000	24,938
7.25% due 05/01/18	BB	25,000	24,812
Tennessee Gas Pipeline Co. 7.50% due 04/01/17	BB	40,000	42,145
Tesoro Corp. 6.25% due 11/01/12	BB+	25,000	23,750
6.50% due 06/01/17	BB+	25,000	22,438
VeraSun Energy Corp. 9.38% due 06/01/17	B–	50,000	25,750
Williams Cos., Inc. 7.88% due 09/01/21	BB+	50,000	53,000
Williams Partners LP/Williams Partners Finance Corp. 7.25% due 02/01/17	BBB–	25,000	25,000
			1,088,063
Total Energy			1,529,774
Financials—5.0%
Capital Markets—0.2%
Lehman Brothers Holdings, Inc. 2.00% due 12/31/12 (b)(c)	A+e	30,000	27,723
Consumer Finance—0.3%
GMAC LLC 7.25% due 03/02/11	B	50,000	36,751
Diversified Financial Services—3.7%
Axcan Intermediate Holdings, Inc. 12.75% due 03/01/16 (c)	B–	25,000	25,000
CIT Group, Inc. 5.20% due 11/03/10	A–	50,000	41,508
Countrywide Home Loans, Inc. 5.63% due 07/15/09	AA	25,000	24,380
Ford Motor Credit Co. LLC 7.25% due 10/25/11	B	100,000	77,496

See Notes to Financial Statements.
45

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (continued)  (in U.S. dollars)

	S&P Rating	Principal Amount	Value
Fixed Income Investments—(continued)
Financials—(continued)
General Electric Capital Corp. 4.80% due 05/01/13	AAA	$25,000	$24,492
Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft Notes Co. 8.50% due 04/01/15	B–	50,000	50,375
Hughes Network Systems LLC/HNS Finance Corp. 9.50% due 04/15/14	B	25,000	25,281
J.P. Morgan Chase & Co. 6.00% due 01/15/18	AA–	50,000	48,707
Sensus Metering Systems, Inc. 8.63% due 12/15/13	B–	100,000	95,000
Snoqualmie Entertainment Authority 9.13% due 02/01/15 (c)	B	50,000	37,000
			449,239
Insurance—0.4%
MetLife, Inc. 5.00% due 06/15/15	A	25,000	24,288
USI Holdings Corp. 6.55% due 11/15/14 (c)(e)	CCC	25,000	20,875
			45,163
Thrifts & Mortgage Finance—0.4%
Washington Mutual Bank/Henderson NV 6.88% due 06/15/11	BBB	50,000	43,000
Total Financials			601,876
Health Care—8.1%
Biotechnology—1.7%
Biomet, Inc. 10.00% due 10/15/17	B–e	75,000	80,062
Genzyme Corp. 1.25% due 12/01/23 (b)	BBB+	50,000	55,312
Gilead Sciences, Inc. 0.63% due 05/01/13 (b)	NR†	50,000	74,000
			209,374
Health Care Equipment & Supplies—0.6%
Advanced Medical Optics, Inc. 7.50% due 05/01/17	B–	50,000	46,000
Baxter International, Inc. 5.38% due 06/01/18	A+	25,000	24,705
			70,705
Health Care Providers & Services—2.9%
Community Health Systems, Inc. 8.88% due 07/15/15	B	50,000	50,312

	S&P Rating	Principal Amount	Value
DaVita, Inc. 7.25% due 03/15/15	B	$75,000	$72,937
Hanger Orthopedic Group, Inc. 10.25% due 06/01/14	CCC+	25,000	25,688
HCA, Inc. 9.13% due 11/15/14	BB–	50,000	51,125
Select Medical Corp. 7.63% due 02/01/15	CCC+	25,000	21,938
Sun Healthcare Group, Inc. 9.13% due 04/15/15	CCC+	50,000	50,000
United Surgical Partners International, Inc. 8.88% due 05/01/17	CCC+	50,000	46,500
Vanguard Health Holding Co. II LLC 9.00% due 10/01/14	CCC+	25,000	24,750
			343,250
Health Care Supplies—0.2%
VWR Funding, Inc. 10.25% due 07/15/15 PIK	B–	25,000	23,063
Life Sciences Tools & Services—1.0%
Bio-Rad Laboratories, Inc. 6.13% due 12/15/14	BB+	75,000	70,875
Millipore Corp. 3.75% due 06/01/26 (b)	BB–	50,000	50,313
			121,188
Pharmaceuticals—1.7%
Alza Corp. 0.00% due 07/28/20 (b)(d)	AAA	75,000	67,125
Teva Pharmaceutical Finance Co. BV 1.75% due 02/01/26 (b)	BBB+	50,000	55,562
Warner Chilcott Corp. 8.75% due 02/01/15	B–	32,000	32,480
Wyeth 3.58% due 01/15/24 (b)(e)	A+	50,000	51,060
			206,227
Total Health Care			973,807
Industrials—12.0%
Aerospace & Defense—2.8%
DRS Technologies, Inc. 6.88% due 11/01/13	B	100,000	100,000
Esterline Technologies Corp. 6.63% due 03/01/17	BB	25,000	24,563
Honeywell International, Inc. 5.30% due 03/01/18	A	50,000	49,254
L-3 Communications Holdings Corp. 6.38% due 10/15/15	BB+	25,000	23,375
L-3 Communications Corp. 3.00% due 08/01/35 (b)	BB+	50,000	55,312
Lockheed Martin Corp. 2.43% due 08/15/33 (b)(e)	A–	60,000	81,594
			334,098

See Notes to Financial Statements.
46

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (continued)  (in U.S. dollars)

	S&P Rating	Principal Amount	Value
Fixed Income Investments—(continued)
Industrials—(continued)
Commercial Services & Supplies—3.8%
Aleris International, Inc. 10.00% due 12/15/16	B–	$45,000	$32,963
Aramark Corp. 8.50% due 02/01/15	B	25,000	24,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.63% due 05/15/14	BB–	100,000	80,000
CRA International, Inc. 2.88% due 06/15/34 (b)	NR†	45,000	50,062
Deluxe Corp. 7.38% due 06/01/15	BB–	50,000	43,750
FTI Consulting, Inc. 3.75% due 07/15/12 (b)	B+	30,000	69,937
7.75% due 10/01/16	BB–	50,000	51,250
Hertz Corp. 8.88% due 01/01/14	BB–	50,000	45,750
RSC Equipment Rental, Inc. 9.50% due 12/01/14	B–	50,000	41,750
United Rentals North America, Inc. 7.75% due 11/15/13	B	25,000	20,000
			459,962
Construction & Engineering—0.2%
MasTec, Inc. 7.63% due 02/01/17	B+	25,000	21,250
Electrical Equipment—3.0%
Baldor Electric Co. 8.63% due 02/15/17	B	75,000	75,375
Belden, Inc. 7.00% due 03/15/17	BB–	50,000	48,000
Emerson Electric Co. 5.25% due 10/15/18	A	100,000	98,587
Evergreen Solar, Inc. 4.00% due 07/15/13 (b)	NR†	20,000	20,275
Fisher Scientific International, Inc. 3.25% due 03/01/24 (b)	BBB	25,000	37,813
Roper Industries, Inc. 1.48% due 01/15/34 (a)(b)	BB+	100,000	82,250
			362,300
Industrial Conglomerates—0.9%
Park-Ohio Industries, Inc.
8.38% due 11/15/14	B–	75,000	60,000
RBS Global, Inc. and Rexnord Corp. 9.50% due 08/01/14	B–	50,000	48,250
			108,250

	S&P Rating	Principal Amount	Value
Machinery—1.0%
Actuant Corp. 6.88% due 06/15/17	BB–	$25,000	$24,563
Gardner Denver, Inc. 8.00% due 05/01/13	BB–	50,000	49,750
Mueller Water Products, Inc. 7.38% due 06/01/17	B	50,000	42,750
			117,063
Road & Rail—0.3%
Ashtead Capital, Inc. 9.00% due 08/15/16 (c)	B	25,000	22,000
Canadian National Railway Co. 4.95% due 01/15/14	A–	20,000	19,870
			41,870
Total Industrials			1,444,793
Information Technology—3.5%
Computers & Peripherals—0.3%
EMC Corp. 1.75% due 12/01/11 (b)	A–	25,000	28,469
Internet Software & Services—0.4%
Equinix, Inc. 2.50% due 04/15/12 (b)	CCC+	50,000	51,313
IT Services—1.0%
Ceridian Corp. 11.25% due 11/15/15 (c)	CCC+	25,000	22,687
SunGard Data Systems, Inc. 9.13% due 08/15/13	B+	75,000	75,750
10.25% due 08/15/15	B–	25,000	25,125
			123,562
Semiconductors & Semiconductor Equipment—0.8%
Advanced Micro Devices, Inc. 7.75% due 11/01/12	B	50,000	43,125
Cypress Semiconductor Corp. 1.00% due 09/15/09 (b)	NR†	10,000	11,563
Freescale Semiconductor, Inc. 8.88% due 12/15/14	B–	25,000	20,312
Intel Corp. 2.95% due 12/15/35 (b)	A–	25,000	24,344
			99,344
Software—1.0%
Serena Software, Inc. 10.38% due 03/15/16	CCC+	25,000	23,250
Symantec Corp. 0.75% due 06/15/11 (b)	NR†	50,000	57,062
Vangent, Inc. 9.63% due 02/15/15	B–	50,000	43,500
			123,812
Total Information Technology			426,500

See Notes to Financial Statements.
47

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (continued)  (in U.S. dollars)

	S&P Rating	Principal Amount	Value
Fixed Income Investments—(continued)
Materials—7.4%
Chemicals—2.4%
Airgas, Inc. 7.13% due 10/01/18 (c)	BB+	$25,000	$25,188
Equistar Chemicals LP 7.55% due 02/15/26	B+	25,000	16,000
Hercules, Inc. 6.75% due 10/15/29	BB+	125,000	121,250
Huntsman LLC 11.50% due 07/15/12	B+	27,000	28,012
MacDermid, Inc. 9.50% due 04/15/17 (c)	CCC+	25,000	22,625
Mosaic Global Holdings, Inc. 7.30% due 01/15/28	BBB–	50,000	50,500
Rockwood Specialties Group, Inc. 7.50% due 11/15/14	BB–	30,000	29,475
			293,050
Containers & Packaging—2.4%
Crown Cork & Seal Co., Inc. 7.38% due 12/15/26	B	150,000	123,000
Graphic Packaging International Corp. 9.50% due 08/15/13	B–	75,000	71,625
Jefferson Smurfit Corp. U.S. 7.50% due 06/01/13	B–	65,000	53,625
Vitro SAB de CV 9.13% due 02/01/17	B	50,000	39,625
			287,875
Metals & Mining—1.4%
Allegheny Ludlum Corp. 6.95% due 12/15/25	BBB–	25,000	24,311
Freeport-McMoran Copper & Gold, Inc. 8.25% due 04/01/15	BBB–	50,000	52,562
Newmont Mining Corp. 1.25% due 07/15/14 (b)	BBB+	40,000	51,750
Noranda Aluminium Acquisition Corp. 6.83% due 05/15/15 (e)	B–e	50,000	43,125
			171,748
Paper & Forest Products—1.2%
Buckeye Technologies, Inc. 8.00% due 10/15/10	B	115,000	115,000
International Paper Co. 7.95% due 06/15/18	BBB	25,000	24,861
			139,861
Total Materials			892,534

	S&P Rating	Principal Amount	Value
Telecommunication Services—5.9%
Diversified Telecommunication Services—4.7%
Cincinnati Bell, Inc. 8.38% due 01/15/14	B–	$100,000	$96,750
Nordic Telephone Co. Holdings ApS 8.88% due 05/01/16 (c)	B+	100,000	98,000
Qwest Capital Funding, Inc. 7.90% due 08/15/10	B+	200,000	199,500
Qwest Communications International, Inc. 3.50% due 11/15/25 (b)	B+	20,000	19,675
Sprint Capital Corp. 6.90% due 05/01/19	BB	25,000	21,938
Syniverse Technologies, Inc. 7.75% due 08/15/13	B	75,000	70,500
Windstream Corp. 7.00% due 03/15/19	BB	75,000	68,062
			574,425
Wireless Telecommunication Services—1.2%
Centennial Communications Corp. 10.00% due 01/01/13	CCC+	50,000	50,750
Hellas Telecommunications Luxembourg II 8.46% due 01/15/15 (c)(e)	CCC+	25,000	19,000
IPCS, Inc. 6.12% due 05/01/14 PIK	CCC	50,000	42,500
NII Holdings, Inc. 2.75% due 08/15/25 (b)	NR†	25,000	29,125
			141,375
Total Telecommunication Services			715,800
U.S. Government—12.4%
U.S. Government Agencies—12.4%
Federal Home Loan Mortgage Corp. 5.13% due 04/18/11	AAA	250,000	260,321
Federal National Mortgage Assn. 6.00% due 01/01/33	AAA	30,073	30,542
6.00% due 03/01/33	AAA	158,322	160,793
6.00% due 05/01/33	AAA	179,619	182,422
6.00% due 04/01/35	AAA	59,160	59,917
6.50% due 05/01/35	AAA	42,787	44,217
6.50% due 02/01/36	AAA	103,865	107,174
6.00% due 03/01/36	AAA	71,714	72,452
6.50% due 06/01/36	AAA	65,120	67,133
6.00% due 02/01/37	AAA	81,951	82,795
6.00% due 04/01/37	AAA	226,818	229,104
6.00% due 06/01/37	AAA	98,787	99,783
5.50% due 02/01/38	AAA	98,839	97,540
			1,494,193

See Notes to Financial Statements.
48

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (continued)  (in U.S. dollars)

	S&P Rating	Principal Amount	Value
Fixed Income Investments—(continued)
Utilities—9.3%
Electric Utilities—5.0%
Commonwealth Edison Co. 5.80% due 03/15/18	BBB	$30,000	$29,285
Duke Energy Carolinas LLC 5.38% due 01/01/09	A–	100,000	100,754
Edison Mission Energy 7.75% due 06/15/16	BB–	100,000	99,500
7.00% due 05/15/17	BB–	50,000	46,750
Nevada Power Co. 5.88% due 01/15/15	BBB	100,000	99,821
Nisource Finance Corp. 6.15% due 03/01/13	BBB–	20,000	19,947
Texas Competitive Electric Holdings Co. LLC 10.25% due 11/01/15 (c)	CCCe	60,000	58,800
Virginia Electric & Power Co. 4.50% due 12/15/10	A–	150,000	150,791
			605,648
Gas Utilities—1.3%
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.88% due 11/01/14	B+	30,000	28,275
8.50% due 07/15/16	B+	25,000	25,375
National Fuel & Gas Co. 6.50% due 04/15/18 (c)	BBB+	80,000	78,966
Panhandle Eastern Pipeline Co. 7.00% due 06/15/18	BBB–	30,000	29,939
			162,555
Independent Power Producers & Energy Traders—2.2%
AES Corp. (The) 8.00% due 10/15/17	BB–	25,000	24,500
Mirant Americas Generation, Inc. 9.13% due 05/01/31	B–	100,000	93,250
Mirant North America LLC 7.38% due 12/31/13	B–	25,000	24,781
NRG Energy, Inc. 7.38% due 02/01/16	B	50,000	47,063
Reliant Energy, Inc. 6.75% due 12/15/14	BB+	25,000	25,500
7.88% due 06/15/17	BB–	50,000	48,875
			263,969

	S&P Rating	Principal Amount	Value
Multi-Utilities—0.8%
Dynegy Holdings, Inc. 8.38% due 05/01/16	B	$100,000	$97,000
Total Utilities			1,129,172
Total Fixed Income Investments
(Cost—$11,630,315)			11,179,043
		Shares
Convertible Preferred Stocks—3.9%
Energy—1.2%
Oil, Gas & Consumable Fuels—1.2%
Chesapeake Energy Corp.		350	56,350
El Paso Corp. (c)		50	86,187
			142,537
Financials—1.1%
Capital Markets—0.4%
Lehman Brothers Holdings, Inc.		800	21,368
Lehman Brothers Holdings, Inc.		30	22,995
			44,363
Commercial Banks—0.2%
Wachovia Corp.		30	26,441
Diversified Financial Services—0.2%
Bank of America Corp.		25	22,094
Insurance—0.2%
MetLife, Inc.		1,000	26,375
Thrifts & Mortgage Finance—0.1%
Fannie Mae		500	19,150
Total Financials			138,423
Health Care—0.2%
Pharmaceuticals—0.2%
Mylan Labs, Inc.		30	26,386
Utilities—1.4%
Multi-Utilities—1.4%
CMS Energy Corp.		1,000	78,063
Williams Cos., Inc.		500	94,031
			172,094
Total Convertible Preferred Stocks
(Cost—$390,490)			479,440
Common Stocks—0.7%
Health Care—0.0%
Biotechnology—0.0%
Cephalon, Inc. *		61	4,068
Utilities—0.7%
Multi-Utilities—0.7%
PNM Resources, Inc.		6,655	79,594
Total Common Stocks (Cost—$183,183)			83,662

See Notes to Financial Statements.
49

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of June 30, 2008 (Unaudited) (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—2.1%
Repurchase Agreement **—2.1%
Nomura Securities International, Inc., 2.30%, dated 06/30/08, due 07/01/08, total to be received $246,516 (Cost—$246,500)	$246,500	$246,500
Total Investments—99.3% (Cost—$12,450,488)		11,988,645
Other Assets Less Liabilities—0.7%		77,853
Net Assets—100%		$12,066,498

†   Not rated by Standard & Poor's Corporation.

*   Non-income producing security.

**   The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

(a)   Step bond - coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2008.

(b)   Convertible bond.

(c)   Security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

(d)   Zero coupon security - rate disclosed is yield as of June 30, 2008.

(e)   Floating / Variable rate bond. Rate disclosed is as of June 30, 2008.

Glossary:

PIK—Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

See Notes to Financial Statements.
50

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of June 30, 2008 (Unaudited)

	Roszel/ Marsico Large Cap Growth Portfolio	Roszel/ Lord Abbett Affiliated Portfolio	Roszel/ Allianz CCM Capital Appreciation Portfolio	Roszel/ Lord Abbett Mid Cap Value Portfolio
Assets:
Investments, at cost	$72,744,140	$61,401,950	$154,868,603	$74,148,415
Investments, at value	69,716,579	53,656,279	158,478,824	52,881,885
Repurchase agreements, at value	10,419,765	2,873,895	2,833,892	11,032,045
Total investments, at value	80,136,344	56,530,174	161,312,716	63,913,930
Cash	19,315	2,096	—	—
Receivables:
Capital shares sold	12,683	54,021	—	—
Dividends and interest	43,592	54,466	126,372	89,262
Investments sold	—	3,964,890	5,219,026	82,096
Prepaid insurance	—	443	—	747
Total assets	80,211,934	60,606,090	166,658,114	64,086,035
Liabilities:
Payables:
Administrative fees	11,238	10,607	32,376	19,671
Capital shares redeemed	1,191,938	2,322,292	228,457	7,252,305
Investment advisor	52,397	36,674	109,545	37,547
Investments purchased	—	1,002,246	7,652,775	89,286
Transfer agent fees	3,650	1,721	3,422	1,289
Trustees' fees	1,090	1,048	3,771	3,294
Bank overdraft	—	—	—	293
Accrued expenses	16,076	35,165	60,251	54,355
Total liabilities	1,276,389	3,409,753	8,090,597	7,458,040
Net Assets	$78,935,545	$57,196,337	$158,567,517	$56,627,995
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$6,605	$5,868	$14,243	$11,703
Paid-in capital	77,968,577	64,072,404	151,834,891	70,385,744
Accumulated undistributed investment income (loss)—net	155,535	316,886	(48,517)	361,481
Accumulated realized capital gain (loss) on investments—net	(6,587,376)	(2,327,045)	322,787	(3,896,448)
Unrealized appreciation (depreciation) on Investments—net	7,392,204	(4,871,776)	6,444,113	(10,234,485)
Net Assets	$78,935,545	$57,196,337	$158,567,517	$56,627,995
Shares Outstanding	6,604,567	5,867,942	14,242,779	11,702,563
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$11.95	$9.75	$11.13	$4.84

See Notes to Financial Statements.
51

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of June 30, 2008 (Unaudited) (continued)

	Roszel/ Seligman Mid Cap Growth Portfolio	Roszel/ Allianz NFJ Small Cap Value Portfolio	Roszel/ JPMorgan Small Cap Growth Portfolio	Roszel/ Delaware Trend Portfolio
Assets:
Investments, at cost	$23,367,601	$61,493,272	$35,768,556	$29,987,734
Investments, at value	22,555,031	60,442,178	33,440,528	29,560,682
Repurchase agreements, at value	2,176,863	1,023,038	—	203,360
Total investments, at value	24,731,894	61,465,216	33,440,528	29,764,042
Cash	19,121	5,414	—	12,828
Receivables:
Capital shares sold	—	116,801	771	—
Dividends and interest	3,965	95,586	15,261	5,379
Investments sold	326,676	566,456	831,514	395,307
Prepaid insurance	—	83	—	—
Total assets	25,081,656	62,249,556	34,288,074	30,177,556
Liabilities:
Payables:
Administrative fees	9,988	20,279	14,183	9,123
Capital shares redeemed	102,861	37,548	72,735	17,242
Investment advisor	9,482	39,021	19,698	16,724
Investments purchased	1,121,012	601,274	553,644	556,319
Transfer agent fees	222	752	—	1,021
Trustees' fees	1,133	2,004	1,550	779
Bank overdraft	—	—	6,424	—
Accrued expenses	30,430	40,196	38,656	24,040
Total liabilities	1,275,128	741,074	706,890	625,248
Net Assets	$23,806,528	$61,508,482	$33,581,184	$29,552,308
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$3,063	$6,687	$5,201	$3,341
Paid-in capital	25,093,582	56,456,737	36,967,430	30,315,348
Accumulated undistributed investment income (loss)—net	(111,384)	911,780	(184,897)	(118,998)
Accumulated realized capital gain (loss) on investments—net	(2,543,026)	4,161,334	(878,522)	(423,691)
Unrealized appreciation (depreciation) on Investments—net	1,364,293	(28,056)	(2,328,028)	(223,692)
Net Assets	$23,806,528	$61,508,482	$33,581,184	$29,552,308
Shares Outstanding	3,063,353	6,687,468	5,200,508	3,341,391
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$7.77	$9.20	$6.46	$8.84

See Notes to Financial Statements.
52

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of June 30, 2008 (Unaudited) (concluded)

Roszel/Lord Abbett Bond Debenture Portfolio
Assets:
Investments, at cost	$12,450,488
Investments, at value	11,742,145
Repurchase agreements, at value	246,500
Total investments, at value	11,988,645
Cash	32,458
Receivables:
Capital shares sold	—
Dividends and interest	173,783
Investments sold	—
Prepaid insurance	—
Total assets	12,194,886
Liabilities:
Payables:
Administrative fees	3,824
Capital shares redeemed	84,933
Investment advisor	3,275
Investments purchased	20,000
Transfer agent fees	611
Trustees' fees	222
Bank overdraft	—
Accrued expenses	15,523
Total liabilities	128,388
Net Assets	$12,066,498
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$1,153
Paid-in capital	12,654,574
Accumulated undistributed investment income (loss)—net	8,376
Accumulated realized capital gain (loss) on investments—net	(135,762)
Unrealized appreciation (depreciation) on Investments—net	(461,843)
Net Assets	$12,066,498
Shares Outstanding	1,152,859
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$10.47

See Notes to Financial Statements.
53

MLIG Variable Insurance Trust
Statements of Operations for the Six Months Ended June 30, 2008 (Unaudited)

	Roszel/ Marsico Large Cap Growth Portfolio	Roszel/Lord Abbett Affiliated Portfolio	Roszel/ Allianz CCM Capital Appreciation Portfolio	Roszel/Lord Abbett Mid Cap Value Portfolio
Investment Income:
Dividends	$393,776	$583,616	$669,755	$843,110
Interest	108,044	51,184	38,174	36,894
Less: Foreign taxes withheld	—	(585)	—	—
Total income	501,820	634,215	707,929	880,004
Expenses:
Investment advisory fees	303,363	231,550	603,773	383,799
Professional fees	27,964	22,999	46,159	37,971
Administrative services	65,945	53,187	125,428	84,410
Custodian fees	6,938	16,719	14,382	16,842
Transfer agent fees	11,376	8,684	18,869	11,289
Printing and shareholder reports	6,887	4,843	14,380	11,007
Trustees' fees and expenses	4,980	3,502	10,398	7,959
Other	4,402	3,473	7,812	6,279
Total expenses before expense reductions reductions	431,855	344,957	841,201	559,556
Less: Advisory fee waivers and reimbursements, if any	(15,039)	(26,833)	(11,639)	(40,777)
Less: Reductions from commission recapture agreements, if any	—	(824)	(12,284)	(287)
Net expenses	416,816	317,300	817,278	518,492
Net investment income (loss)	85,004	316,915	(109,349)	361,512
Realized and Unrealized Gain (Loss):
Realized gain (loss) on investments—net	(5,784,871)	(2,193,241)	572,399	(2,446,150)
Change in unrealized appreciation (depreciation) on investments—net	(4,096,016)	(6,707,738)	(20,854,631)	(13,052,833)
Total realized and unrealized gain (loss)—net	(9,880,887)	(8,900,979)	(20,282,232)	(15,498,983)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,795,883)	$(8,584,064)	$(20,391,581)	$(15,137,471)

See Notes to Financial Statements.
54

MLIG Variable Insurance Trust
Statements of Operations for the Six Months Ended June 30, 2008 (Unaudited) (continued)

	Roszel/ Seligman Mid Cap Growth Portfolio	Roszel/ Allianz NFJ Small Cap Value Portfolio	Roszel/ JPMorgan Small Cap Growth Portfolio	Roszel/ Delaware Trend Portfolio
Investment Income:
Dividends	$69,719	$959,245	$66,779	$36,741
Interest	12,449	6,294	43,226	9,131
Less: Foreign taxes withheld	(544)	(1,064)	—	—
Total income	81,624	964,475	110,005	45,872
Expenses:
Investment advisory fees	146,164	312,658	224,383	122,060
Professional fees	21,751	30,176	25,575	18,307
Administrative services	37,996	68,208	48,660	32,051
Custodian fees	10,383	10,900	13,861	11,892
Transfer agent fees	6,878	9,196	7,086	5,744
Printing and shareholder reports	4,330	7,797	5,904	2,910
Trustees' fees and expenses	3,130	5,638	4,268	2,104
Other	3,238	4,819	3,954	2,592
Total expenses before expense reductions reductions	233,870	449,392	333,691	197,660
Less: Advisory fee waivers and reimbursements, if any	(36,198)	(26,482)	(38,791)	(32,651)
Less: Reductions from commission recapture agreements, if any	(4,666)	(2,916)	—	(139)
Net expenses	193,006	419,994	294,900	164,870
Net investment income (loss)	(111,382)	544,481	(184,895)	(118,998)
Realized and Unrealized Gain (Loss):
Realized gain (loss) on investments—net	(2,142,203)	4,374,342	(621,619)	(382,727)
Change in unrealized appreciation (depreciation) on investments—net	(146,448)	(8,205,574)	(9,411,654)	(4,031,438)
Total realized and unrealized gain (loss)—net	(2,288,651)	(3,831,232)	(10,033,273)	(4,414,165)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,400,033)	$(3,286,751)	$(10,218,168)	$(4,533,163)

See Notes to Financial Statements.
55

MLIG Variable Insurance Trust
Statements of Operations for the Six Months Ended June 30, 2008 (Unaudited) (concluded)

Roszel/Lord Abbett Bond Debenture Portfolio
Investment Income:
Dividends	$14,065
Interest	406,815
Less: Foreign taxes withheld	—
Total income	420,880
Expenses:
Investment advisory fees	49,244
Professional fees	14,575
Administrative services	19,066
Custodian fees	6,461
Transfer agent fees	3,729
Printing and shareholder reports	1,188
Trustees' fees and expenses	859
Other	1,807
Total expenses before expense reductions reductions	96,929
Less: Advisory fee waivers and reimbursements, if any	(29,232)
Less: Reductions from commission recapture agreements, if any	—
Net expenses	67,697
Net investment income (loss)	353,183
Realized and Unrealized Gain (Loss):
Realized gain (loss) on investments—net	(127,561)
Change in unrealized appreciation (depreciation) on investments—net	(373,795)
Total realized and unrealized gain (loss)—net	(501,356)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(148,173)

See Notes to Financial Statements.
56

MLIG Variable Insurance Trust
Statements of Changes in Net Assets

	Roszel/Marsico Large Cap Growth Portfolio		Roszel/Lord Abbett Affiliated Portfolio
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$85,004	$248,097	$316,915	$651,839
Net realized gain (loss)	(5,784,871)	(285,545)	(2,193,241)	7,582,782
Net change in unrealized appreciation (depreciation)	(4,096,016)	10,816,508	(6,707,738)	(5,139,250)
Net increase (decrease) in net assets resulting from operations	(9,795,883)	10,779,060	(8,584,064)	3,095,371
Distributions to Shareholders From:
Investment Income—net	(177,248)	—	(651,513)	(484,992)
Realized gains—net	(477,624)	—	(7,622,040)	(2,589,904)
Total distributions	(654,872)	—	(8,273,553)	(3,074,896)
Capital Share Transactions:
Shares sold	15,953,570	66,202,835	15,312,542	31,212,899
Shares issued on reinvestment of distributions	654,872	—	8,273,553	3,074,896
Shares redeemed	(3,448,319)	(5,678,627)	(7,673,380)	(34,278,183)
Net increase (decrease) in net assets derived from capital share transactions	13,160,123	60,524,208	15,912,715	9,612
Net Assets:
Total increase (decrease) in net assets	2,709,368	71,303,268	(944,902)	30,087
Beginning of period	76,226,177	4,922,909	58,141,239	58,111,152
End of period	$78,935,545	$76,226,177	$57,196,337	$58,141,239
Net Assets include undistributed investment income (loss)—net	$(155,535)	$247,779	$316,886	$651,484
Share Transactions:
Shares sold	1,308,963	5,518,900	1,254,277	2,340,798
Shares issued on reinvestment of distributions	54,801	—	848,570	229,813
Shares redeemed	(284,290)	(430,058)	(679,499)	(2,488,348)
Net increase (decrease) in shares outstanding	1,079,474	5,088,842	1,423,348	82,263

See Notes to Financial Statements.
57

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Allianz CCM Capital Appreciation Portfolio		Roszel/Lord Abbett Mid Cap Value Portfolio
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$(109,349)	$252,045	$361,512	$604,300
Net realized gain (loss)	572,399	14,596,009	(2,446,150)	31,030,477
Net change in unrealized appreciation (depreciation)	(20,854,631)	11,987,759	(13,052,833)	(28,566,560)
Net increase (decrease) in net assets resulting from operations	(20,391,581)	26,835,813	(15,137,471)	3,068,217
Distributions to Shareholders From:
Investment Income—net	(191,157)	(524,914)	(604,010)	(688,364)
Realized gains—net	(14,706,945)	(17,078,941)	(31,467,556)	(19,293,266)
Total distributions	(14,898,102)	(17,603,855)	(32,071,566)	(19,981,630)
Capital Share Transactions:
Shares sold	35,056,094	3,144,297	2,603,683	27,400,327
Shares issued on reinvestment of
distributions	14,898,102	17,603,855	32,071,566	19,981,630
Shares redeemed	(14,916,609)	(39,080,620)	(51,892,092)	(59,673,442)
Net increase (decrease) in net assets derived from capital share transactions	35,037,587	(18,332,468)	(17,216,843)	(12,291,485)
Net Assets:
Total increase (decrease) in net assets	(252,096)	(9,100,510)	(64,425,880)	(29,204,898)
Beginning of period	158,819,613	167,920,123	121,053,875	150,258,773
End of period	$158,567,517	$158,819,613	$56,627,995	$121,053,875
Net Assets include undistributed investment income (loss)—net	$(48,517)	$251,989	$361,481	$603,979
Share Transactions:
Shares sold	2,749,793	227,663	257,047	2,058,337
Shares issued on reinvestment of distributions	1,338,554	1,331,608	6,626,357	1,585,844
Shares redeemed	(1,170,437)	(2,833,208)	(5,917,919)	(4,669,530)
Net increase (decrease) in shares outstanding	2,917,910	(1,273,937)	965,485	(1,025,349)

See Notes to Financial Statements.
58

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Seligman Mid Cap Growth Portfolio		Roszel/Allianz NFJ Small Cap Value Portfolio
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$(111,382)	$(372,684)	$544,481	$2,031,283
Net realized gain (loss)	(2,142,203)	10,295,531	4,374,342	16,073,362
Net change in unrealized appreciation (depreciation)	(146,448)	(1,907,265)	(8,205,574)	(13,511,745)
Net increase (decrease) in net assets resulting from operations	(2,400,033)	8,015,582	(3,286,751)	4,592,900
Distributions to Shareholders From:
Investment Income—net	—	—	(1,660,434)	(2,128,392)
Realized gains—net	(10,293,700)	(4,301,466)	(16,251,248)	(12,473,709)
Total distributions	(10,293,700)	(4,301,466)	(17,911,682)	(14,602,101)
Capital Share Transactions:
Shares sold	1,655,278	4,305,355	1,715,241	6,490,612
Shares issued on reinvestment of distributions	10,293,700	4,301,466	17,911,682	14,602,101
Shares redeemed	(24,092,859)	(14,278,793)	(23,777,901)	(34,965,819)
Net increase (decrease) in net assets derived from capital share transactions	(12,143,881)	(5,671,972)	(4,150,978)	(13,873,106)
Net Assets:
Total increase (decrease) in net assets	(24,837,614)	(1,957,856)	(25,349,411)	(23,882,307)
Beginning of period	48,644,142	50,601,998	86,857,893	110,740,200
End of period	$23,806,528	$48,644,142	$61,508,482	$86,857,893
Net Assets include undistributed investment income (loss)—net	$(111,384)	$(2)	$911,780	$2,027,733
Share Transactions:
Shares sold	129,002	311,381	130,150	421,555
Shares issued on reinvestment of distributions	1,324,801	310,800	1,946,922	985,962
Shares redeemed	(1,933,488)	(1,029,711)	(1,776,618)	(2,323,002)
Net increase (decrease) in shares outstanding	(479,685)	(407,530)	300,454	(915,485)

See Notes to Financial Statements.
59

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/JP Morgan Small Cap Growth Portfolio		Roszel/Delaware Trend Portfolio
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$(184,895)	$(638,677)	$(118,998)	$(243,491)
Net realized gain (loss)	(621,619)	11,998,535	(382,727)	5,534,285
Net change in unrealized appreciation (depreciation)	(9,411,654)	(2,656,957)	(4,031,438)	(1,824,028)
Net increase (decrease) in net assets resulting from operations	(10,218,168)	8,702,901	(4,533,163)	3,466,766
Distributions to Shareholders From:
Investment Income—net	—	—	—	—
Realized gains—net	(11,441,439)	(11,939,874)	(5,271,001)	(4,579,733)
Total distributions	(11,441,439)	(11,939,874)	(5,271,001)	(4,579,733)
Capital Share Transactions:
Shares sold	1,056,662	1,787,845	6,303,774	2,637,409
Shares issued on reinvestment of distributions	11,441,439	11,939,874	5,271,001	4,579,733
Shares redeemed	(23,029,047)	(22,350,601)	(4,291,232)	(11,040,372)
Net increase (decrease) in net assets derived from capital share transactions	(10,530,946)	(8,622,882)	7,283,543	(3,823,230)
Net Assets:
Total increase (decrease) in net assets	(32,190,553)	(11,859,855)	(2,520,621)	(4,936,197)
Beginning of period	65,771,737	77,631,592	32,072,929	37,009,126
End of period	$33,581,184	$65,771,737	$29,552,308	$32,072,929
Net Assets include undistributed investment income (loss)—net	$(184,897)	$(2)	$(118,998)	$—
Share Transactions:
Shares sold	104,861	147,277	583,968	198,767
Shares issued on reinvestment of
distributions	1,771,121	1,043,695	595,593	359,195
Shares redeemed	(2,317,815)	(1,832,282)	(386,616)	(827,898)
Net increase (decrease) in shares outstanding	(441,833)	(641,310)	792,945	(269,936)

See Notes to Financial Statements.
60

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (concluded)

	Roszel/Lord Abbett Bond Debenture Portfolio
	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$353,183	$771,616
Net realized gain (loss)	(127,561)	233,129
Net change in unrealized appreciation (depreciation)	(373,795)	(316,907)
Net increase (decrease) in net assets resulting from operations	(148,173)	687,838
Distributions to Shareholders From:
Investment Income—net	(354,509)	(845,120)
Realized gains—net	(229,658)	(30,676)
Total distributions	(584,167)	(875,796)
Capital Share Transactions:
Shares sold	926,813	3,329,009
Shares issued on reinvestment of distributions	584,167	875,795
Shares redeemed	(1,850,014)	(4,217,333)
Net increase (decrease) in net assets derived from capital share transactions	(339,034)	(12,529)
Net Assets:
Total increase (decrease) in net assets	(1,071,374)	(200,487)
Beginning of period	13,137,872	13,338,359
End of period	$12,066,498	$13,137,872
Net Assets include undistributed investment income (loss)—net	$8,376	$9,702
Share Transactions:
Shares sold	85,850	294,510
Shares issued on reinvestment of distributions	54,898	77,992
Shares redeemed	(171,361)	(375,962)
Net increase (decrease) in shares outstanding	(30,613)	(3,460)

See Notes to Financial Statements.
61

MLIG Variable Insurance Trust
Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements and are intended to help you understand the financial performance of the Portfolios for the past five years. Per Share Operating Performance reflects financial results for a single Portfolio share. Total Return represents the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions).

	Roszel/Marsico Large Cap Growth Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.80		$11.28	$11.18	$11.54	$11.32	$8.97
Investment income (loss)—net (a)(g)	0.01		0.07	0.01	(0.01)	0.01	(0.00	)†
Realized and unrealized gain (loss) on investments—net	(1.76)		2.45	0.60	0.30	0.48	2.37
Total from investment operations	(1.75)		2.52	0.61	0.29	0.49	2.37
Distributions to shareholders from:
Investment income—net	(0.03)		—	—	(0.01)	(0.00)†	(0.02)
Realized gains—net	(0.07)		—	(0.51)	(0.64)	(0.27)	—
Total distributions	(0.10)		—	(0.51)	(0.65)	(0.27)	(0.02)
Net asset value, end of period	$11.95		$13.80	$11.28	$11.18	$11.54	$11.32
Total Return (b)	(12.69	)%(c)	22.34%	5.69%	2.92%	4.53%	26.40%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.14	%(d)	1.15%	2.11%	2.10%	2.27%	3.07%
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (g)	1.10	%(d)	1.10%	1.10%	1.08%	0.89%	0.94%
Investment income (loss)—net before expense reductions (e)	0.19	%(d)	0.49%	(0.95)%	(1.11)%	(1.30)%	(2.12)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.22	%(d)	0.54%	0.07%	(0.11)%	(0.13)%	(0.15)%
Investment income (loss)—net of all reductions (g)	0.22	%(d)	0.54%	0.07%	(0.09)%	0.08%	0.01%
Supplemental Data:
Net assets, end of period (in thousands)	$78,936		$76,226	$4,923	$4,033	$4,170	$3,905
Portfolio turnover rate	37	%(c)	63%	61%	97%	149%	103%
	Roszel/Lord Abbett Affiliated Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,				May 1, 2003* to December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.08		$13.32	$12.08	$12.86	$12.11	$10.00
Investment income (loss)—net (a)(g)	0.07		0.14	0.15	0.11	0.10	0.07
Realized and unrealized gain (loss) on investments—net	(1.83)		0.36	1.88	0.23	1.21	2.04
Total from investment operations	(1.76)		0.50	2.03	0.34	1.31	2.11
Distributions to shareholders from:
Investment income—net	(0.12)		(0.12)	(0.12)	(0.09)	(0.05)	—
Realized gains—net	(1.45)		(0.62)	(0.67)	(1.03)	(0.51)	—
Total distributions	(1.57)		(0.74)	(0.79)	(1.12)	(0.56)	—
Net asset value, end of period	$9.75		$13.08	$13.32	$12.08	$12.86	$12.11
Total Return (b)	(13.42	)%(c)	3.64%	17.50%	3.18%	11.27%	21.10	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.19	%(d)	1.19%	1.19%	1.20%	1.26%	1.61	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10	%(d)	1.08%	1.09%	1.08%	1.07%	0.80	%(d)
Investment income (loss)—net before expense reductions (e)	1.00%		0.94%	1.04%	0.80%	0.60%	0.14	%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.09	%(d)	1.03%	1.13%	0.90%	0.76%	0.65	%(d)
Investment income (loss)—net of all reductions (g)	1.10	%(d)	1.05%	1.14%	0.92%	0.79%	0.95	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$57,196		$58,141	$58,111	$38,576	$36,291	$36,472
Portfolio turnover rate	62	%(c)	119%	62%	49%	89%	65	%(c)

See Notes to Financial Statements.
62

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Allianz CCM Capital Appreciation Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,				May 1, 2003* to December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$14.02		$13.33	$14.32	$13.25	$11.83	$10.00
Investment income (loss)—net (a)(g)	(0.01)		0.02	0.04	0.03	0.06	(0.01)
Realized and unrealized gain (loss) on investments—net	(1.73)		2.25	0.82	1.20	1.44	1.84
Total from investment operations	(1.74)		2.27	0.86	1.23	1.50	1.83
Distributions to shareholders from:
Investment income—net	(0.01)		(0.05)	(0.03)	(0.06)	—	—
Realized gains—net	(1.14)		(1.53)	(1.82)	(0.10)	(0.08)	—
Total distributions	(1.15)		(1.58)	(1.85)	(0.16)	(0.08)	—
Net asset value, end of period	$11.13		$14.02	$13.33	$14.32	$13.25	$11.83
Total Return (b)	(12.39	)%(c)	17.69%	6.46%	9.42%	12.80%	18.30	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.12	%(d)	1.09%	1.08%	1.07%	1.10%	1.21	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.09%	1.08%	1.07%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.08	%(d)	1.07%	1.04%	1.04%	1.06%	1.01	%(d)
Investment income (loss)—net before expense reductions (e)	(0.18	)%(d)	0.09%	0.27%	0.17%	0.42%	(0.36	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.16	)%(d)	0.09%	0.27%	0.17%	0.42%	0.25	%(d)
Investment income (loss)—net of all reductions (g)	(0.15	)%(d)	0.11%	0.31%	0.20%	0.46%	0.16	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$158,568		$158,820	$167,920	$174,211	$183,477	$169,495
Portfolio turnover rate	74	%(c)	123%	170%	142%	146%	260	%(c)
	Roszel/Lord Abbett Mid Cap Value Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.27		$12.77	$13.19	$13.28	$11.24	$9.04
Investment income (loss)—net (a)(g)	0.04		0.05	0.06	0.06	0.06	0.07
Realized and unrealized gain (loss) on investments—net	(1.59)		0.20	1.34	0.96	2.53	2.16
Total from investment operations	(1.55)		0.25	1.40	1.02	2.59	2.23
Distributions to shareholders from:
Investment income—net	(0.09)		(0.06)	(0.06)	(0.05)	(0.07)	(0.03)
Realized gains—net	(4.79)		(1.69)	(1.76)	(1.06)	(0.48)	—
Total distributions	(4.88)		(1.75)	(1.82)	(1.11)	(0.55)	(0.03)
Net asset value, end of period	$4.84		$11.27	$12.77	$13.19	$13.28	$11.24
Total Return (b)	(13.77	)%(c)	0.50%	12.13%	8.23%	23.77%	24.71%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.24	%(d)	1.15%	1.15%	1.15%	1.15%	1.21%
Expenses net of waivers and reimbursements, if any (f)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (g)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.14%
Investment income (loss)—net before expense reductions (e)	0.71	%(d)	0.39%	0.43%	0.46%	0.48%	0.62%
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.80	%(d)	0.39%	0.43%	0.46%	0.48%	0.68%
Investment income (loss)—net of all reductions (g)	0.80	%(d)	0.40%	0.43%	0.46%	0.48%	0.69%
Supplemental Data:
Net assets, end of period (in thousands)	$56,628		$121,054	$150,259	$163,424	$157,417	$137,276
Portfolio turnover rate	13	%(c)	42%	24%	30%	32%	47%

See Notes to Financial Statements.
63

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Seligman Mid Cap Growth Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.73		$12.81	$13.79	$12.87	$12.24	$9.18
Investment income (loss)—net (a)(g)	(0.04)		(0.10)	(0.04)	(0.06)	(0.07)	(0.06)
Realized and unrealized gain (loss) on investments—net	(0.04)		2.21	0.71	1.54	1.11	3.12
Total from investment operations	(0.08)		2.11	0.67	1.48	1.04	3.06
Distributions to shareholders from realized gains—net	(5.88)		(1.19)	(1.65)	(0.56)	(0.41)	—
Net asset value, end of period	$7.77		$13.73	$12.81	$13.79	$12.87	$12.24
Total Return (b)	(0.61	)%(c)	16.37%	5.63%	11.95%	8.57%	33.33%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.36	%(d)	1.22%	1.19%	1.19%	1.24%	1.43%
Expenses net of waivers and reimbursements, if any (f)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (g)	1.12	%(d)	1.06%	1.03%	1.06%	1.04%	1.10%
Investment income (loss)—net before expense reductions (e)	(0.89	)%(d)	(0.88)%	(0.47)%	(0.58)%	(0.78)%	(0.92)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.68	)%(d)	(0.81)%	(0.42)%	(0.54)%	(0.69)%	(0.64)%
Investment income (loss)—net of all reductions (g)	(0.65	)%(d)	(0.72)%	(0.30)%	(0.45)%	(0.58)%	(0.59)%
Supplemental Data:
Net assets, end of period (in thousands)	$23,807		$48,644	$50,602	$61,683	$49,925	$32,793
Portfolio turnover rate	106	%(c)	201%	203%	193%	214%	144%
	Roszel/Allianz NFJ Small Cap Value Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.60		$15.16	$14.37	$13.94	$11.47	$9.33
Investment income (loss)—net (a)(g)	0.10		0.29	0.31	0.25	0.25	0.20
Realized and unrealized gain (loss) on investments—net	(0.72)		0.40	2.64	1.30	2.35	2.90
Total from investment operations	(0.62)		0.69	2.95	1.55	2.60	3.10
Distributions to shareholders from:
Investment income—net	(0.35)		(0.33)	(0.22)	(0.18)	—	(0.23)
Realized gains—net	(3.43)		(1.92)	(1.94)	(0.94)	(0.13)	(0.73)
Total distributions	(3.78)		(2.25)	(2.16)	(1.12)	(0.13)	(0.96)
Net asset value, end of period	$9.20		$13.60	$15.16	$14.37	$13.94	$11.47
Total Return (b)	(4.52	)%(c)	3.30%	21.82%	11.78%	22.83%	33.19%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.22	%(d)	1.16%	1.15%	1.15%	1.17%	1.34%
Expenses net of waivers and reimbursements, if any (f)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions (g)	1.14	%(d)	1.14%	1.14%	1.13%	1.13%	1.05%
Investment income (loss)—net before expense reductions (e)	1.40	%(d)	1.91%	2.09%	1.73%	2.13%	1.67%
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.48	%(d)	1.91%	2.09%	1.73%	2.15%	1.86%
Investment income (loss)—net of all reductions (g)	1.48	%(d)	1.92%	2.10%	1.75%	2.17%	1.96%
Supplemental Data:
Net assets, end of period (in thousands)	$61,508		$86,858	$110,740	$116,708	$96,956	$62,982
Portfolio turnover rate	15	%(c)	28%	27%	39%	51%	62%

See Notes to Financial Statements.
64

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/JPMorgan Small Cap Growth Portfolio
	Six Months Ended June 30, 2008				Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.66		$12.35	$11.55	$12.70	$11.65	$8.50
Investment income (loss)—net (a)(g)	(0.04)		(0.11)	(0.11)	(0.11)	(0.11)	(0.09)
Realized and unrealized gain (loss) on investments—net	(1.83)		1.53	1.86	0.73	1.16	3.24
Total from investment operations	(1.87)		1.42	1.75	0.62	1.05	3.15
Distributions to shareholders from realized gains—net	(3.33)		(2.11)	(0.95)	(1.77)	—	—
Net asset value, end of period	$6.46		$11.66	$12.35	$11.55	$12.70	$11.65
Total Return (b)	(16.08	)%(c)	11.81%	15.67%	6.41%	9.01%	37.06%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.42	%(d)	1.29%	1.27%	1.26%	1.29%	1.39%
Expenses net of waivers and reimbursements, if any (f)	1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions (g)	1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.24%
Investment income (loss)—net before expense reductions (e)	(0.95	)%(d)	(0.90)%	(0.91)%	(1.00)%	(0.96)%	(1.09)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.79	)%(d)	(0.86)%	(0.89)%	(0.99)%	(0.92)%	(0.95)%
Investment income (loss)—net of all reductions (g)	(0.79	)%(d)	(0.86)%	(0.89)%	(0.99)%	(0.92)%	(0.94)%
Supplemental Data:
Net assets, end of period (in thousands)	$33,581		$65,772	$77,632	$82,692	$73,682	$73,396
Portfolio turnover rate	25	%(c)	77%	87%	115%	111%	46%
	Roszel/Delaware Trend Portfolio
	Six Months Ended						May 1, 2003* to
	June 30, 2008		Year Ended December 31,				December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.59		$13.13	$13.96	$13.62	$12.39	$10.00
Investment income (loss)—net (a)(g)	(0.05)		(0.09)	(0.10)	(0.08)	(0.09)	(0.05)
Realized and unrealized gain (loss) on investments—net	(1.78)		1.42	1.06	0.69	1.51	2.44
Total from investment operations	(1.83)		1.33	0.96	0.61	1.42	2.39
Distributions to shareholders from:
Investment income—net	—		—	—	—	—	—
Realized gains—net	(1.92)		(1.87)	(1.79)	(0.27)	(0.19)	—
Net asset value, end of period	$8.84		$12.59	$13.13	$13.96	$13.62	$12.39
Total Return (b)	(14.47	)%(c)	9.93%	7.62%	4.74%	11.54%	23.90	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.38	%(d)	1.29%	1.28%	1.20%	1.20%	1.36	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15	%(d)	1.15%	1.15%	1.15%	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.15	%(d)	1.13%	1.13%	1.13%	1.14%	1.15	%(d)
Investment income (loss)—net before expense reductions (e)	(1.06	)%(d)	(0.85)%	(0.86)%	(0.71)%	(0.77)%	(0.92	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.83	)%(d)	(0.71)%	(0.73)%	(0.66)%	(0.72)%	(0.71	)%(d)
Investment income (loss)—net of all reductions (g)	(0.83	)%(d)	(0.69)%	(0.71)%	(0.64)%	(0.71)%	(0.71	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$29,552		$32,073	$37,009	$42,541	$79,235	$68,647
Portfolio turnover rate	44	%(c)	76%	64%	63%	48%	114	%(c)

See Notes to Financial Statements.
65

MLIG Variable Insurance Trust
Financial Highlights (concluded)

	Roszel/Lord Abbett Bond Debenture Portfolio
	Six Months Ended June 30, 2008		Year Ended December 31,
	(Unaudited)		2007	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.10		$11.24	$11.14	$11.74	$11.48	$10.38
Investment income (loss)—net (a)(g)	0.31		0.65	0.60	0.59	0.60	0.64
Realized and unrealized gain (loss) on investments—net	(0.43)		(0.05)	0.36	(0.34)	0.35	1.08
Total from investment operations	(0.12)		0.60	0.96	0.25	0.95	1.72
Distributions to shareholders from:
Investment income—net	(0.31)		(0.71)	(0.62)	(0.62)	(0.62)	(0.61)
Realized gains—net	(0.20)		(0.03)	(0.24)	(0.23)	(0.07)	(0.01)
Total distributions	(0.51)		(0.74)	(0.86)	(0.85)	(0.69)	(0.62)
Net asset value, end of period	$10.47		$11.10	$11.24	$11.14	$11.74	$11.48
Total Return (b)	(1.04	)%(c)	5.45%	9.16%	2.23%	8.14%	17.02%
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.58	%(d)	1.71%	1.52%	1.39%	1.47%	2.15%
Expenses net of waivers and reimbursements, if any (f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions (g)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Investment income (loss)—net before expense reductions (e)	5.27	%(d)	5.16%	4.95%	4.91%	4.93%	4.72%
Investment income (loss)—net of waivers and reimbursements, if any (f)	5.74	%(d)	5.77%	5.37%	5.20%	5.30%	5.77%
Investment income (loss)—net of all reductions (g)	5.74	%(d)	5.77%	5.37%	5.20%	5.30%	5.77%
Supplemental Data:
Net assets, end of period (in thousands)	$12,066		$13,138	$13,338	$12,270	$14,860	$16,794
Portfolio turnover rate	20	%(c)	47%	41%	53%	87%	63%

Notes to Financial Highlights:

*  Commencement of investment operations.

†  Per share amount is less than $0.01.

(a)  Based on average shares outstanding during the respective periods.

(b)  Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at the net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c)  Not annualized.

(d)  Annualized.

(e)  Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f)  Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g)  Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

See Notes to Financial Statements.
66

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited)

1.  Significant Accounting Policies:

MLIG Variable Insurance Trust (the "Trust") is a statutory trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios, each of which is, in effect, a separate mutual fund. Nine portfolios are included in this semi-annual report consisting of Roszel/Marsico Large Cap Growth Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio and Roszel/Lord Abbett Bond Debenture Portfolio (the "Portfolios"). Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY"). MLLIC and MLLICNY were wholly owned subsidiaries of Merrill Lynch Insurance Group, Inc. ("MLIG"), which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. MLLIC & MLLICNY were acquired by AEGON U.S.A. in a transaction that closed on December 28, 2007. The Portfolios serve as funding vehicles for certain variable annuity and variable life insurance contracts issued by MLLIC & MLLICNY. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments—Portfolio securities are valued most often on the basis of market quotations. Equity securities and other investments listed on any US or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the official closing price on that exchange or the official closing price on the NASDAQ on the valuation day. Securities of foreign issuers generally are valued on the basis of quotation from the primary market in which they are traded. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. Income-bearing securities with a maturity of 61 days or more are valued using dealer supplied quotations or prices supplied by qualified pricing services selected by J. P. Morgan Investor Services Co. (the "Administrator") pursuant to procedures established by the Trust's Board of Trustees. Short term debt securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates market value. Investments in other investment companies are valued at the daily closing net asset value of the respective investment company.

If quotations are not readily available for a security, or if the Adviser or Administrator believes that the quotation or other market price for a security does not represent its fair value, the Valuation Committee of the Adviser may value the security using procedures approved by the Trust's Board of Trustees that are designed to establish its "fair" value ("valuation procedures"). While the valuation procedures may be used to value any security, most often they are used to establish the values of small capitalization securities, lower-rated securities or securities of foreign issuers. The Adviser relies on its valuation procedures the most in connection with securities of foreign issuers whose principal trading market is outside the U.S. and/or are non-dollar securities. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). From time to time, events occur that affect foreign issuers or securities after the close of trading in the securities but before the close of business on the NYSE. In these situations, the fair value of the security as determined by the Adviser using the valuation procedures may be different from the last available quotation or other market price. The valuation procedures for securities of foreign issuers and/or non-dollar securities will, in most cases, include consultation with an independent fair value pricing service. Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value

67

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

established by the Adviser's Valuation Committee under the valuation procedures for any security may vary from the last quoted sale price or the market close price, or from the value given to the same security by an independent pricing service, other financial institutions or investment managers or the Valuation Committee itself had it used a different methodology to value the security. The Trust and the Adviser cannot assure that a security can be sold at the fair value assigned to it at any time.

The Lord Abbett Bond Debenture Portfolio invests a significant portion of its assets in corporate bonds, some of which are below-investment grade. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Portfolio has not been adversely impacted, continuing shifts in the market's perception of the credit quality of fixed-income securities, particularly mortgage-backed and asset-backed securities, may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio also holds certain securities, the issuers of which operate under a congressional charter. These securities (Federal Home Loan Mortgage Corporation and Federal National Mortgage Association) are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit), would require congressional action.

In September 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, ("FAS 157"). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Portfolios' investments. These inputs are summarized into the three broad levels listed below:

•  Level 1—Quoted prices in active markets for identical securities.

•  Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3—Significant unobservable inputs (including Portfolios' own assumptions in determining the fair value of investments.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Portfolios' investments carried at fair value:

Portfolio	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Roszel/Marsico Large Cap Growth Portfolio	$80,136,344	69,716,579	10,419,765	$—
Roszel/Lord Abbett Affiliated Portfolio	56,530,174	53,656,279	2,873,895	—
Roszel/Allianz CCM Capital Appreciation Portfolio	161,312,716	158,478,824	2,833,892	—
Roszel/Lord Abbett Mid Cap Value Portfolio	63,913,930	52,881,885	11,032,045	—
Roszel/Seligman Mid Cap Growth Portfolio	24,731,894	22,555,031	2,176,863	—
Roszel/Allianz NFJ Small Cap Value Portfolio	61,465,216	60,442,178	1,023,038	—
Roszel/JPMorgan Small Cap Growth Portfolio	33,440,528	32,343,590	1,096,938	—
Roszel/Delaware Trend Portfolio	29,764,042	29,560,682	203,360	—
Roszel/Lord Abbett Bond Debenture Portfolio	11,988,645	159,484	11,829,161	—

At June 30, 2008 there were no Level 3 Portfolio investments for which significant unobservable inputs were used to determine fair value.

(b) New accounting pronouncements—In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds'

68

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolios' financial statement disclosures.

(c) Repurchase agreements—The Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

(d) Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

(e) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

(f) Expenses—Common expenses of the Trust have been allocated to the individual Portfolios of the Trust daily on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

(g) Dividends and distributions—Each Portfolio except Roszel/Lord Abbett Bond Debenture Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Roszel/Lord Abbett Bond Debenture Portfolio declares and pays dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(h) Taxes—Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes. The Portfolios file tax returns with the U.S. Internal Revenue Service and various other taxing authorities.

The Portfolios adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, a Portfolio recognizes interest accrued related to unrecognized tax benefits and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2007, remains subject to examination by taxing authorities.

69

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

2.  Investment Advisory Fees and Other Transactions with Affiliates:

The Trust has entered into a management agreement with the Advisor. For the six months ended June 30, 2008, the annual investment advisory fees as a percentage of average daily net assets were as follows:

Portfolio	Fee
Roszel/Marsico Large Cap Growth Portfolio	0.80%
Roszel/Lord Abbett Affiliated Portfolio	0.80%
Roszel/Allianz CCM Capital Appreciation Portfolio	0.80%
Roszel/Lord Abbett Mid Cap Value Portfolio	0.85%
Roszel/Seligman Mid Cap Growth Portfolio	0.85%
Roszel/Allianz NFJ Small Cap Value Portfolio	0.85%
Roszel/JPMorgan Small Cap Growth Portfolio	0.95%
Roszel/Delaware Trend Portfolio	0.85%
Roszel/Lord Abbett Bond Debenture Portfolio	0.80%

For the six months ended June 30, 2008, the following Portfolios placed a portion of their portfolio transactions with brokerage firms affiliated with the Advisor:

Portfolio	Broker	Commission Paid
Roszel/Lord Abbett Affiliated Portfolio	Merrill Lynch, Pierce, Fenner & Smith Incorporated	$3,732
	Citation Financial Group	823
Roszel/Allianz CCM Capital Appreciation Portfolio	Merrill Lynch, Pierce, Fenner & Smith Incorporated	16,370
Roszel/Lord Abbett Mid Cap Value Portfolio	Merrill Lynch, Pierce, Fenner & Smith Incorporated	2,900
	Citation Financial Group	156
Roszel/Seligman Mid Cap Growth Portfolio	Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,112
	Citation Financial Group	2,084
Roszel/Allianz NFJ Small Cap Value Portfolio	Citation Financial Group	1,866
Roszel/JPMorgan Small Cap Growth Portfolio	Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,216
Roszel/Delaware Trend Portfolio	Merrill Lynch, Pierce, Fenner & Smith Incorporated	252
	Citation Financial Group	1,032

A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

Portfolio	Expense Reductions
Roszel/Lord Abbett Affiliated Portfolio	$824
Roszel/Allianz CCM Capital Appreciation Portfolio	12,284
Roszel/Lord Abbett Mid Cap Value Portfolio	287
Roszel/Seligman Mid Cap Growth Portfolio	4,666
Roszel/Allianz NFJ Small Cap Value Portfolio	2,916
Roszel/Delaware Trend Portfolio	139

70

MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (continued)

Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

Average Daily Net Assets	Annual Fee or Rate
Up to $15,000,000	$7,500
Above $15,000,000 - $25,000,000	0.050%
Above $25,000,000 - $50,000,000	0.040%
Above $50,000,000 - $75,000,000	0.030%
Above $75,000,000	0.025%

The Trust's distributor is MLPF&S, an affiliate of the Advisor. Certain officers of the Trust are officers and/or directors of the Advisor, MLPF&S and MLIG.

3.  Investments:

Purchases and sales of investments, excluding short-term securities of the Portfolios, for the six months ended June 30, 2008 were as follows:

Portfolio	Purchases	Sales
Roszel/Marsico Large Cap Growth Portfolio	$34,265,999	$24,932,839
Roszel/Lord Abbett Affiliated Portfolio	44,503,523	33,827,206
Roszel/Allianz CCM Capital Appreciation Portfolio	132,952,631	111,463,346
Roszel/Lord Abbett Mid Cap Value Portfolio	11,652,839	61,619,192
Roszel/Seligman Mid Cap Growth Portfolio	35,757,394	58,865,595
Roszel/Allianz NFJ Small Cap Value Portfolio	10,887,819	32,896,167
Roszel/JPMorgan Small Cap Growth Portfolio	11,629,597	34,367,152
Roszel/Delaware Trend Portfolio	15,444,646	12,828,583
Roszel/Lord Abbett Bond Debenture Portfolio	2,473,547	2,777,822

As of June 30, 2008, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was follows:

Portfolio	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Roszel/Marsico Large Cap Growth Portfolio	$72,744,140	$10,014,930	$(2,622,726)	$7,392,204
Roszel/Lord Abbett Affiliated Portfolio	60,401,950	2,701,773	(7,573,549)	(4,871,776)
Roszel/Allianz CCM Capital Appreciation Portfolio	154,868,603	13,720,330	(7,276,217)	6,444,113
Roszel/Lord Abbett Mid Cap Value Portfolio	74,148,415	3,628,918	(13,863,403)	(10,234,485)
Roszel/Seligman Mid Cap Growth Portfolio	23,367,601	2,579,638	(1,215,345)	1,364,293
Roszel/Allianz NFJ Small Cap Value Portfolio	61,493,272	9,905,771	(9,933,827)	(28,056)
Roszel/JPMorgan Small Cap Growth Portfolio	35,768,556	4,367,116	(6,695,144)	(2,328,028)
Roszel/Delaware Trend Portfolio	29,987,734	3,391,187	(3,614,879)	(223,692)
Roszel/Lord Abbett Bond Debenture Portfolio	12,450,488	379,127	(840,970)	(461,843)

4.  Expense Limitation:

The Trust and the Advisor have entered into an expense limitation agreement which is effective through April 30, 2009, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees. Under the agreement, the Advisor agrees to waive fees payable to it and, if necessary, reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with accounting principles generally accepted in the United States of America,

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MLIG Variable Insurance Trust
Notes to Financial Statements (Unaudited) (concluded)

and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

Portfolio	Expense Limitation
Roszel/Marsico Large Cap Growth Portfolio	1.10%
Roszel/Lord Abbett Affiliated Portfolio	1.10%
Roszel/Allianz CCM Capital Appreciation Portfolio	1.10%
Roszel/Lord Abbett Mid Cap Value Portfolio	1.15%
Roszel/Seligman Mid Cap Growth Portfolio	1.15%
Roszel/Allianz NFJ Small Cap Value Portfolio	1.15%
Roszel/JPMorgan Small Cap Growth Portfolio	1.25%
Roszel/Delaware Trend Portfolio	1.15%
Roszel/Lord Abbett Bond Debenture Portfolio	1.10%

The expense limitation is affected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended June 30, 2008, advisory fee waivers and expense reimbursements were as follows:

Portfolio	Advisory Fee Waived	Expense Reimbursement
Roszel/Marsico Large Cap Growth Portfolio	$15,039	$—
Roszel/Lord Abbett Affiliated Portfolio	26,833	—
Roszel/Allianz CCM Capital Appreciation Portfolio	11,639	—
Roszel/Lord Abbett Mid Cap Value Portfolio	40,777	—
Roszel/Seligman Mid Cap Growth Portfolio	36,198	—
Roszel/Allianz NFJ Small Cap Value Portfolio	26,482	—
Roszel/JPMorgan Small Cap Growth Portfolio	38,791	—
Roszel/Delaware Trend Portfolio	32,651	—
Roszel/Lord Abbett Bond Debenture Portfolio	29,232	—

In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years.

As of June 30, 2008, the remaining maximum amounts recoverable by the Advisor over the next three years under the expense limitation agreement are as follows:

	Amount Eligible through			Total Eligible for
Portfolio	2008	2009	2010	Reimbursement
Roszel/Marsico Large Cap Growth Portfolio	$20,746	$46,115	$27,690	$94,551
Roszel/Lord Abbett Affiliated Portfolio	19,386	39,142	53,581	112,109
Roszel/Lord Abbett Mid Cap Value Portfolio	—	—	14,515	14,515
Roszel/Seligman Mid Cap Growth Portfolio	13,954	27,029	36,525	77,508
Roszel/Allianz NFJ Small Cap Value Portfolio	—	2,258	14,600	16,858
Roszel/JPMorgan Small Cap Growth Portfolio	5,124	20,196	29,434	54,754
Roszel/Delaware Trend Portfolio	24,202	48,234	50,283	122,719
Roszel/Lord Abbett Bond Debenture Portfolio	21,761	53,432	82,150	157,343

72

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited)

The Board, which includes as members only trustees who are not "interested persons" as defined in the 1940 Act ("independent trustees"), meets on a quarterly basis to review the ongoing operations of the Trust and, at each meeting, considers matters bearing on (1) the Management Agreement between the Trust and Roszel Advisors, and (2) the Sub-Advisory Agreements between Roszel Advisors and the Sub-Advisers to the Portfolios. The independent trustees meet frequently in executive session and are advised by independent legal counsel selected by the independent trustees.

At a meeting of the Board held in-person on March 13, 2008, the Board, with the assistance of independent counsel, considered (1) the continuance of the Management Agreement with respect to each Portfolio and (2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio.

The following discussion is not intended to be all-inclusive. With respect to the Management Agreement and each Sub-Advisory Agreement, the Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and its committees, as well as the information discussed during a telephonic meeting held on March 7, 2008.

The Board's determinations were made separately with respect to each Portfolio. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the continuance of the Management Agreement and the Sub-Advisory Agreements. The Board did not identify any particular information that was all-important or controlling. The approval determinations were made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

In preparation for the March 13, 2008 meeting, the Board held a telephonic meeting on March 7, 2008 to discuss the performance of Roszel Advisors and each Sub-Adviser. The independent trustees specifically requested this additional telephonic meeting in order to provide themselves with an opportunity to obtain information from management and ask questions of management in advance of the in-person meeting. The Board also used the time in between the telephonic and the in-person meeting to meet in a private session with their independent counsel at which no representatives from Roszel Advisors or the Sub-Advisers were present.

At both the March 7, 2008 meeting and the March 13, 2008 in-person meeting, the Board evaluated, among other things, written information provided by Roszel Advisors and each Sub-Adviser, as well as answers to questions posed by the Board to representatives of Roszel Advisors. In response to specific requests from the independent trustees, Roszel Advisors and the Sub-Advisers furnished information concerning a variety of aspects of the operation of the Portfolios including, (1) detail concerning the nature, extent and quality of the services provided by Roszel Advisors and the Sub-Advisers, (2) the investment performance of the Portfolios, (3) the advisory fees, Sub-Advisory fees and total expenses of the Portfolios, (4) an assessment as to whether any economies of scale existed in connection with the operation of the Portfolios and whether fee levels reflect any economies of scale for the benefit of shareholders, (5) information concerning costs of services provided to the Portfolios and the profitability to Roszel Advisors and the Sub-Advisers of providing such services, and (6) information concerning direct or indirect benefits (such as soft dollars) enjoyed by Roszel Advisors, the Sub-Advisers or their respective affiliates as a result of their relationship with the Trust. In addition, the Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including fee, expense and performance information. This report also ranked each Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds ("Comparable Group"), and a group compiled by the independent consultant consisting of all registered investment companies underlying variable insurance products that are managed in the same investment style as each Portfolio ("Competitor Group").

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MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

Below is a discussion of the information considered by the Board, as well as the Board's conclusions with respect to the Management Agreement and Sub-Advisory Agreements presented to the Board for its approval at the March 13, 2008 meeting.

Nature, Extent and Quality of Services Provided by Roszel Advisors and the Sub-Advisers

Roszel Advisors

The Board considered the nature, quality and extent of services provided by Roszel Advisors to the Trust and each of the Portfolios. In making its evaluation with respect to the Management Agreement, the Board considered that under the Management Agreement, Roszel Advisors is the investment manager of the Trust and of each of the Portfolios. As the investment manager, subject to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining Sub-Advisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by Roszel Advisors under the Management Agreement to the Trust and to each of the Portfolios, and that there was a reasonable basis on which to conclude that Roszel Advisors would continue to provide high quality investment management services to the Portfolios.

Sub-Advisers

The Board considered the nature, quality and extent of services provided by each of the Sub-Advisers to the Portfolios. In making its evaluation with respect to the Sub-Advisory Agreements, the Board considered that under each Sub-Advisory Agreement, the respective Sub-Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectuses and Statement of Additional Information. In connection with these responsibilities and duties, the Board considered the fact that each Sub-Adviser is responsible for (1) providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information on investments that a Portfolio may hold or contemplate purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting its Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by each Sub-Adviser under its Sub-Advisory Agreement, and concluded that there was a reasonable basis on which to conclude that each Sub-Adviser would continue to provide satisfactory investment Sub-Advisory services to the Portfolio.

One element of the nature, quality and extent of services is investment performance, which is discussed separately in the following section.

Investment Performance

The Board reviewed information provided by Roszel Advisors with respect to each existing Portfolio's performance compared to its benchmark index for the one year period January 31, 2008, the three year period ended January 31, 2008, the five year period ended January 31, 2008, and the period covering the Portfolio's inception date through January 31, 2008. The Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed performance information for the Portfolios that ranked each Portfolio with its Comparable Group and its Competitor Group. The Board was also provided with statistics for the benchmark returns for various broad market indicators.

74

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

For each of the Portfolios listed below, the Board concluded that continuation of the agreements was appropriate in light of the relatively small asset sizes of many of the Portfolios, the steps taken by Roszel Advisors to monitor and improve performance, and the recommendation of Roszel that no Sub-Adviser changes were appropriate. The Board requested that Roszel Advisors continue to closely monitor the performance of those Portfolios that had significantly underperformed their benchmarks. The benchmark and peer group comparisons for the Portfolios are summarized below.

Roszel/Marsico Large Cap Growth Portfolio

The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one year period ended January 31, 2008 and outperformed its benchmark since Marsico became the Sub-Adviser on July 1, 2005. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 1st, 2nd, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.

Roszel/Lord Abbett Affiliated Portfolio

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three year period ended January 31, 2008. For the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 3rd, 4th, and 4th quintiles, respectively, relative to its Competitor Group.

Roszel/Allianz CCM Capital Appreciation Portfolio

The Portfolio outperformed its benchmark, the S&P 500 Index, for the one and three year periods ended January 31, 2008. For each of the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 2nd quintile relative to its Competitor Group.

Roszel/Lord Abbett Mid Cap Value Portfolio

The Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio's inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 4th, 5th, 5th, 4th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Lord Abbett mid cap value team had managed a similar fund for a longer period and that the fund had 1st quintile performance against its peers over a ten year period.

Roszel/Seligman Mid Cap Growth Portfolio

The Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio's inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 4th, 3rd, 4th, and 4th quintiles, respectively, relative to its Competitor Group.

Roszel/Allianz NFJ Small Cap Value Portfolio

The Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio's inception. For each of the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st quintile relative to its Competitor Group.

Roszel/JPMorgan Small Cap Growth Portfolio

The Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one and three year periods ended January 31, 2008, but underperformed its benchmark for the five year period ended January 31, 2008 and for the period since the Portfolio's inception. For the one, two, three, four,

75

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 1st, 2nd, 2nd, and 3rd quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that JPMorgan had changed portfolio managers approximately three years ago.

Roszel/Delaware Trend Portfolio

The Portfolio underperformed its benchmark, the Russell 2500 Growth Index, for the one and three year periods ended January 31, 2008. For the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 3rd, 4th, and 4th, quintiles, respectively, relative to its Competitor Group.

Roszel/Lord Abbett Bond Debenture Portfolio

The Portfolio outperformed its benchmark, the Merrill Lynch U.S. High Yield Master Bond Index II, for the one and three year periods ended January 31, 2008, but underperformed its benchmark for the five year period ended January 31, 2008 and for the period since the Portfolio's inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 1st, 1st, 3rd, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that Lord Abbett implements an investment strategy including high yield bonds, investment grade bonds, foreign bonds and convertible securities.

Advisory Fees, Sub-Advisory Fees and Total Expenses

The Board considered the advisory fee paid by each Portfolio to Roszel Advisors, as well as the Sub-Advisory fees paid by Roszel Advisors to the Sub-Advisers. To assist the Board in its evaluation, the Board reviewed information contained in a report prepared by an independent consultant that consisted of detailed information for the existing Portfolios, including contractual management fees, actual management fees, non-management expenses and total operating expenses, and ranked each Portfolio against its Comparable Group and Competitor Group.

The Board noted that each Portfolio's contractual management fees and actual total expenses were greater than the median contractual management fees and median actual total expenses of its peer group. However, significant consideration also was given to the fact that Roszel Advisors has entered into an expense limitation agreement with the Trust, effective through April 30, 2009 (the "Expense Limitation Agreement"), whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The Board also noted that the net asset levels of the Portfolios were generally at the lower end of the net asset range for the Comparable Group and the Competitor Group.

Costs of Services Provided and Profitability

The Board reviewed information provided by Roszel Advisors with respect to the costs of services provided by Roszel Advisors and the estimated profit or loss to Roszel Advisors in providing such services. The Board reviewed information on a Portfolio-by-Portfolio basis and an overall Trust basis. Roszel Advisors estimated that it had made a profit on the operation of the Trust on an overall basis. On an individual Portfolio basis, Roszel Advisors estimated a loss for the Roszel/Lord Abbett Bond Debenture Portfolio. Roszel Advisors also estimated that its entire profit for 2007 was more than offset by the payment of administrative services fees to the insurance companies that offer the variable contracts through which the Trust's Portfolios are offered.

In its review, the Board gave significant consideration to the fact that Roszel Advisors has entered into the Expense Limitation Agreement with the Trust, whereby through April 30, 2009, Roszel Advisors

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MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (concluded)

agrees to reimburse each Portfolio for certain fees and expenses to the extent total operating expenses exceed certain limits. The Board reviewed certain information provided by the Sub-Advisers regarding profitability. The Board concluded that the level of profitability of an unaffiliated Sub-Adviser is not as significant as the profitability of Roszel Advisors. In addition, the Board noted that any Sub-Adviser profit is likely to be relatively modest in light of the net asset levels of the Portfolios.

Additional Benefits

The Board also reviewed information provided by Roszel Advisors and each Sub-Adviser with respect to any direct or indirect benefits the Sub-Adviser receives as a result of its relationship with the Portfolio (in addition to advisory fees). The Board considered each Sub-Adviser's brokerage policies, including any benefits received from soft dollar arrangements. The Board also considered that Sub-Advisers may receive intangible benefits, such as enhanced name recognition. The Board concluded that the benefits derived by the Sub-Advisers were reasonable and consistent with the types of benefits generally derived by Sub-Advisers to mutual funds.

Economies of Scale

The Board considered whether the Trust has benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the Portfolios, and whether fee levels reflect any economies of scale for the benefit of shareholders. It was noted that total net assets for the Portfolios remained relatively level during 2007, and a representative from Roszel Advisors explained that the current asset levels did not result in economies of scale to the Trust or to Roszel Advisors with respect to investment advisory fees. In addition, the Board reviewed materials prepared by the independent consultant described above that showed that net assets of the Portfolios were generally at the lower end of the net asset range for the Portfolios' respective peer groups. Therefore, the Board concluded that the advisory fee structure at the advisor level with respect to the Management Agreement and the Sub-Adviser level with respect to the Sub-Advisory Agreements was reasonable and that no changes were currently necessary to reflect economies of scale.

Conclusions

At the March 13, 2008 meeting, the Board, having requested and received such information from Roszel Advisors and the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement and the Sub-Advisory Agreements, unanimously approved (1) the continuance of the Management Agreement with respect to each Portfolio through March 31, 2009 and (2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio through March 31, 2009, and further approved the compensation payable to Roszel Advisers by the Trust and the compensation payable to the Sub-Advisers by Roszel Advisers with respect to each Portfolio as set forth in the Management Agreement and each Sub-Advisory Agreement.

77

Trustees and Officers

Kevin J. Tierney
Independent Trustee and
Chairperson of the Board

Robert M. Bordeman
Independent Trustee

Lisa Wilhelm Haag
Independent Trustee

Deborah J. Adler
President

J. David Meglen
Vice-President

Ann M. Strootman
Treasurer and Chief Financial Officer

Lori M. Salvo
Secretary and Chief Compliance Officer

Frances C. Grabish
Assistant Secretary

Investment Manager

Roszel Advisors LLC
1700 Merrill Lynch Drive
Pennington, NJ 08534

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Custodian

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

Administrator

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

Legal Counsel

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust's portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC's website at http://www.sec.gov.

MLIG Variable Insurance Trust

P.O. Box 44222

Jacksonville, Florida 32231-4222  # 101198RR-0608

Item 2. Code Of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

(a)      Schedule I –

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)      Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not Applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls And Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form
N-CSR is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable – See Item 2 Above.

(b)(1)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with Form N-CSR are attached hereto.

(b)(2)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLIG Variable Insurance Trust

By:	/s/ Deborah J. Adler
Deborah J. Adler
President

Date:	August 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Deborah J. Adler
Deborah J. Adler
President

Date:	August 22, 2008

By:	/s/ Ann M. Strootman
Ann M. Strootman
Treasurer and Chief Financial Officer

Date:	August 22, 2008